EXHIBIT 10.1
LEASE
between
BOP ONE NORTH END LLC,
as Landlord,
and
KCG HOLDINGS, INC.,
as Tenant,
Dated as of July 31, 2015

Premises: The Entire 9th, 10th and 11th Floors and a Portion of the 12th Floor Brookfield Place 300 Vesey Street (a/k/a One North End Avenue) New York, New York 10282

TABLE OF CONTENTS

ARTICLE 1 TERMS AND DEFINITIONS1
ARTICLE 2 PREMISES; TERM9
ARTICLE 3 RENT14
ARTICLE 4 OPERATING EXPENSES; PILOT17
ARTICLE 5 ELECTRICITY32
ARTICLE 6 USE OF PREMISES36
ARTICLE 7 WORK ALLOWANCE; RESTROOM ALLOWANCE; LANDLORD DELAY38
ARTICLE 8 SUBORDINATION AND CONSENT OF SUPERIOR PARTIES45
ARTICLE 9 QUIET ENJOYMENT48
ARTICLE 10 ASSIGNMENT, SUBLETTING AND MORTGAGES48
ARTICLE 11 COMPLIANCE WITH LAWS68
ARTICLE 12 INSURANCE73
ARTICLE 13 RULES AND REGULATIONS77
ARTICLE 14 ALTERATIONS; DISCHARGE OF LIENS77

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ARTICLE 15 LANDLORD’S AND TENANT’S PROPERTY89
ARTICLE 16 REPAIRS AND MAINTENANCE91
ARTICLE 17 SERVICES; SIGNAGE AND ACCESS92
ARTICLE 18 BROKERS103
ARTICLE 19 RIGHT TO PERFORM TENANT’S COVENANTS103
ARTICLE 20 EVENTS OF DEFAULT; REMEDIES104
ARTICLE 21 ARBITRATION113
ARTICLE 22 CASUALTY114
ARTICLE 23 CONDEMNATION119
ARTICLE 24 REPRESENTATIONS BY LANDLORD120
ARTICLE 25 LANDLORD’S LIABILITY; CONSEQUENTIAL DAMAGES121
ARTICLE 26 INDEMNIFICATION OF LANDLORD, TENANT AND SUPERIOR PARTIES122
ARTICLE 27 OFAC PROVISIONS125
ARTICLE 28 SURRENDER OF PREMISES AND HOLDOVER126
ARTICLE 29 SECURITY DEPOSIT127

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ARTICLE 30 INTEGRATION; CONFLICT WITH EXHIBITS130
ARTICLE 31 NOTICES131
ARTICLE 32 MISCELLANEOUS133
ARTICLE 33 RENEWAL OPTIONS139
ARTICLE 34 OFFER SPACE OPTION145
ARTICLE 35 LOBBY WORK; ELEVATOR WORK; TWELFTH FLOOR COMMON AREA WORK152
ARTICLE 36 TERRACE153
ARTICLE 37 CONTRACTION OPTION155
ARTICLE 38 EMERGENCY POWER157
ARTICLE 39 PARKING158
ARTICLE 40 SELF-HELP160

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EXHIBITS:

A    Description of Land
B-1    Floor Plan of Ninth Floor Premises
B-2    Floor Plan of Tenth Floor Premises
B-3    Floor Plan of Eleventh Floor Premises
B-4    Floor Plan of Twelfth Floor Premises
C    Rules and Regulations
D    Alterations Rules and Regulations
E    HVAC Specifications
F    Standard Cleaning Specifications
G    Form of Letter of Credit
H    Landlord’s Work
H-1    Tenant’s Riser Plan
I    Form of Commencement Date Agreement
J    Form of Lender SNDA
K    Form of Ground Lessor Nondisturbance Agreement
L    Rentable Square Feet of the Premises
M    Terrace
N    Second Floor Offer Space
O    Lockbox Account Instructions
P    List of Approved Local Unions
Q    Form of Subtenant Recognition Agreement
R    Lobby Work Renderings
S    Tenant’s Lobby Signage
T    Pre-Existing Rights
U    Passenger Elevator Specifications
V    Form of Memorandum of Lease
W    Form of Termination Memorandum

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INDEX OF DEFINED TERMS

TERM	SECTION NUMBER
AAA	4.05(c)(ii)
Acceptance Notice	34.01(c)
ADA	11.01(b)
Additional Rent	3.02
Additional Specialty Alterations	14.07(a)(i)
Affiliate	1.01
Alterations	14.01(a)
Anticipated Commencement Date	2.04(c)
Anticipated Inclusion Date	34.01(b)
Applicable Percentage	28.02(a)(ii)
Arbiter	4.05(c)(ii)
Assignment Profit	10.12(a)(i)
Available	34.01(a)(i)
Available Electric Capacity	5.04(a)
Bankruptcy Code	1.01
Base Lease Year	1.01
Base Operating Amount	1.01
Base PILOT Amount	1.01
Base Rent	3.01(a)
Base Rent Abatement Period	3.01(c)
Benefits	32.11(a)
BID Charges	1.01
BMS	17.15
Broker	18.01
Building	Preamble
Building Generators	38.01
Building Standard Rate	1.01
Building Systems	1.01
Business Days	17.01(a)(i)
Business Hours	17.01(a)(i)
Cancelled Floor	37.01
Casualty	22.01
Casualty Restoration Period	22.03
Chilled Water Charge	17.01(a)(iii)
Commencement Date	2.04(a)
Commencement Date Notice	2.04(c)
Communications	31.01(a)

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TERM	SECTION NUMBER
Condemnation	23.01
Consumer Price Index or CPI	1.01
Contraction Notice	37.01
Contraction Option	37.01
Contraction Option Effective Date	37.01
Contraction Payment	37.01
Contractor	11.03(b)
Decorative Alterations	14.01(a)
Default Interest Charge	3.04(a)
Default Rate	3.04(a)
Deficiency	20.04(e)
Depositary	12.06(b)
Desk Space	10.01(c)(i)
Dining Facility	14.09
Effective Date	Introduction
Electricity Billing Period	5.01(b)
Elevator Work	35.02
Eleventh Floor Premises	1.01
Energy Star Rating System	4.01(a)
Equipment Financings	32.19
Estimate Notice	22.03
Estimator	22.03
Event of Default	20.01
Excess Holdover Rent	2.05
Exercise Facility	14.09
Expiration Date	1.01
Extra Personnel	1.01
Fair Market Rent	33.03(c)
Fair Offer Rental	34.01(e)
First Extended Target Date	2.04(b)
First Renewal Notice	33.01(b)
First Renewal Option	33.01(a)
First Renewal Premises	33.01(b)
First Renewal Term	33.01(a)
Five Year Renewal Option	33.01(a)
Floor	1.01
Force Majeure	1.01
Fuel Storage Space	14.08
Future Lessor SNDA	8.01(d)(ii)
Future Mortgagee SNDA	8.01(c)

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TERM	SECTION NUMBER
GAAP	4.01(a)(xiv)
Garage	39.01
Governmental Authority	1.01
Green CapEx	4.01(a)
Green Globes™-CIEB	4.01(a)
Ground Lease.	1.01
Ground Lessor	1.01
Ground Lessor Nondisturbance Agreement	Section 8.01(d)(i)
Ground Rents	1.01
Hazardous Materials	11.04
Holdover Premium	10.08(f)(vii)
Holidays	17.01(a)(i)
HVAC	17.01(a)
HVAC Hours	17.01(a)(i)
Indemnified Parties	26.01(a)
Indemnified Party	26.01(a)
Initial Fair Offer Rental Meeting	34.01(g)(ii)
Initial Meeting	33.03(e)(ii)
Initial Premises	1.01
Initial Restroom Work	7.02(b)
Initial Tenant Work	7.01(b)
Initial Term	1.01
Insurance Requirements	1.01
Issuing Bank	29.02
Issuing Bank Criteria	29.02
Land	Preamble
Landlord	Introduction
Landlord Delay	1.01
Landlord Delay Credit	7.03
Landlord’s Average Cost Per Kilowatt Hour	1.01
Landlord’s Benefits Cooperation	32.11(a)
Landlord’s Determination	33.03(d)
Landlord’s Offer Determination	34.01(f)
Landlord’s PILOT Reconciliation Notice	4.06(b)
Landlord’s Recapture Options	10.08(b)
Landlord’s Restoration Work	22.01
Landlord’s Saving Calculation	4.01(a)(xiv)
Landlord’s Separation Work	10.08(e)
Landlord’s Violations Cure Deadline	11.02(b)
Landlord’s Work	2.04(a), Exhibit H

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TERM	SECTION NUMBER
Late Charge	3.04(b)
Late Delivery Termination Notice	2.04(b)
Lease	Introduction
Lease Year	1.01
Leasehold Improvements	1.01
LEED	4.01(a)
Legal Requirements	11.01(b)
Lender	8.01(b)
Lender SNDA	8.01(b)
Letter of Credit	29.02
List of Approved Local Unions	14.01(i), Exhibit P
Lobby Work	35.01
Lobby Work Target Date	35.01
Lockbox Account Instructions	1.01, Exhibit O
Master Lease	1.01
Material Alteration	14.01(a)
MOL	32.20
Net Worth Test	10.01(b)
New Tenant	28.02(a)(ii)
Ninth Floor Premises	1.01
Non-disturbance Financial Test	10.20(e)
Non-Material Alterations	14.01(a)
Non-Renewal Notice	29.02
NYMEX	1.01
OFAC	27.01(a)
Offer Notice	34.01(b)
Offer Space	34.01(a)(iv)
Offer Space Holdover Premium	34.01(h)
Offer Space Inclusion Date	34.01(d)
Offer Space Option	34.01(c)
Offer Space Rent Notice	34.01(f)
Offer Space Termination Notice	34.01(h)
Operating Estimate	4.04
OLP	2.05
OLP Landlord	2.05
OLP Lease	2.05
OLP Space	2.05
Operating Expenses	4.01(a)
Operating Share Denominator	1.01
Operating Statement	4.05(a)

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TERM	SECTION NUMBER
Order	27.01(a)
Outside Delivery Date	2.04(b)
Partnership Event	10.01(a)
Payment Date	3.01(a)
Permitted Equipment	32.19
Permitted Occupants	10.01(c)(i)
Person	1.01
PILOT	1.01
PILOT Charges	1.01
PILOT Statement	4.06(b)
PILOT Year	1.01
Pre-Existing Hazardous Materials	4.01(b)(36)
Pre-Existing Hazardous Materials Notice	11.05
Premises	1.01
Prime Rate	1.01
Prohibited Person	27.01(b)
Prohibited Uses	6.02(a)
Project	1.01
Property Manager	1.01
Prospective Party Information	10.08(a)
Qualifying Sublease	10.20(d)
Real Property	Preamble
Records	4.05(c)(i)
Regular Elevator Hours	17.01(b)
REIT	32.10
Remediation Work	11.05
Remediation Work Deadline	11.05
Renewal Notice	33.02(b)
Renewal Option	33.02(a)
Renewal Portion	33.01(c)
Renewal Premises	33.02(b)
Renewal Term	33.02(a)
Rent	3.03
Rent Commencement Date	1.01
Rent Notice	33.03(d)
Rentable Square Feet	1.01
Rentable Square Feet of the Premises	1.01
Rentable Square Foot	1.01
Rentable Square Footage	1.01
Reset Date	3.01(a)

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TERM	SECTION NUMBER
Restoration Funds	22.06(b)(i)
Restrictive Covenant Agreement	1.01
Restroom Allowance	7.02(a)
Roof Space	14.08
RSF	1.01
Rules and Regulations	13.01
Second Extended Target Date	2.04(b)
Second Floor Offer Space	34.01(a)(ii)
Second Renewal Notice	33.02(b)
Second Renewal Option	33.02(a)
Second Renewal Premises	33.02(b)
Second Renewal Term	33.02(a)
Security Deposit	29.01
Service Provider	32.10
Specialty Alterations	14.07(a)(i)
Specified Restoration Work	22.01
Staging Space	14.10
Subject to CPI Adjustment	1.01
Sublease Restoration Condition	10.08(a)
Subleasing Profit	10.12(a)(ii)
Substantially Completes	2.04(c)
Substantially Completed	2.04(c)
Substantially Completion	2.04(c)
Subtenant	10.03
Successor Entity	10.01(b)
Superior Instrument	8.01(h)
Superior Interest	8.01(h)
Superior Lease	8.01(a)
Superior Lessor	8.01(a)
Superior Mortgage	8.01(a)
Superior Mortgagee	8.01(a)
Superior Party	8.01(h)
Tax Share Denominator	1.01
Ten Year Renewal Option	33.01(a)
Tenant	Introduction, 1.01
Tenant Indemnified Party	26.01(b)
Tenant Delay	1.01
Tenant’s Chillers	14.08
Tenant’s Determination	33.03(d)
Tenant’s Electricity Bill	5.01(b)

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TERM	SECTION NUMBER
Tenant’s Electricity Costs	1.01
Tenant’s Electricity Payment	5.01(b)
Tenant’s Examiner	4.05(c)(i)
Tenant’s Generators	14.08
Tenant’s Kitchen	14.09
Tenant’s Lobby Signage	17.04(c)
Tenant’s Notice	33.03(d)
Tenant’s Offer Determination	34.01(f)
Tenant’s Offer Notice	10.08(a)
Tenant’s Operating Payment	4.03
Tenant’s Parking Notice	39.01
Tenant’s PILOT Payment	4.06(a)
Tenant’s Preparation Work	2.04(g)
Tenant’s Property	15.02
Tenant’s Proportionate Operating Share	1.01
Tenant’s Proportionate Tax Share	1.01
Tenant’s Punchlist	2.04(c)
Tenant’s Restoration Punchlist	22.02
Tenant’s Restoration Work	22.01
Tenant’s ROFO Rent Notice	34.01(f)
Tenant’s Specialty Alterations Notice	14.07(a)(ii)
Tenant’s Statement	4.05(c)(ii)
Tenant’s Submeters	1.01
Tenant’s UPS	14.08
Tenth Floor Premises	1.01
Term	2.02
Termination Memorandum	32.20
Terrace	36.01(a)
Third Extended Target Date	2.04(b)
Third Party Assignee	10.04
Transfer Notice	10.09(a)
Twelfth Floor Common Area Work	Exhibit H
Twelfth Floor Common Area Work Target Date	35.03
Twelfth Floor Offer Space	34.01(a)(iii)
Twelfth Floor Premises	1.01
Untenantable	17.03(b)
Valet Parking Permits	39.01
Violation Notice	11.02(b)
Work Allowance	7.01(a)
Zoning Resolution	1.01

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THIS LEASE (this “Lease”), dated as of , 2015 (the “Effective Date”), between BOP ONE NORTH END LLC, a Delaware limited liability company, having an office c/o Brookfield Financial Properties, L.P., 250 Vesey Street, 15th Floor, New York, New York 10281-1023 (“Landlord”), and KCG HOLDINGS, INC., a Delaware corporation, having an office at 545 Washington Boulevard, Jersey City, New Jersey 07310 (“Tenant”).
TO W I T N E S S T H A T:
WHEREAS, Landlord is willing to lease to Tenant and Tenant is willing to lease from Landlord, on the terms hereinafter set forth, certain space in the office building located at 300 Vesey Street (a/k/a One North End Avenue), New York, New York (which building, together with all additions and replacements thereto, is referred to herein as the “Building”) on the land more particularly described in Exhibit A (which land, together with the exclusive easements appurtenant thereto, is referred to herein as the “Land”; the Land and the Building and the plaza, the esplanade, all entranceways, access and egress points, sidewalks and curbs adjacent thereto or servicing the Land and the Building are collectively called the “Real Property”).
NOW, THEREFORE, Landlord and Tenant agree as follows:
ARTICLE 1

TERMS AND DEFINITIONS
Section 1.01    Defined Terms. As used herein, the following terms shall have the respective meanings set forth below:
“Affiliate”, when used with respect to any Person, shall mean a Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of the foregoing definition, “control” (including “controlled by” and “under common control with”), when used with respect to a Person that is a corporation, shall be deemed to exist by reason of ownership of more than 50% in voting points of all classes of authorized and outstanding voting stock of a corporation, and when used with respect to a Person that is a partnership, limited liability company, tenancy-in-common or other business entity, more than 50% of all of the legal and equitable interests in a partnership, limited liability company, tenancy-in-common or other business entity (determined without regard to cash flow preferences and similar items).
“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time.
“Base Lease Year” means calendar year 2016.
“Base Operating Amount” means Operating Expenses for the Base Lease Year.
“Base PILOT Amount” means the PILOT Charges (excluding any BID Charges) for the PILOT Year commencing on July 1, 2016 and ending on June 30, 2017.

“BID Charges” shall mean (i) business improvement district charges and any similar charges imposed on the Real Property, and (ii) any customary out-of-pocket expenses, including but not limited to reasonable attorneys’ fees, actually incurred by Landlord in contesting the same, which expenses shall be allocated to the PILOT Year to which such expenses relate. BID Charges shall not include (x) any component of Operating Expenses or (y) any interest and/or penalties resulting from the late payment of BID Charges by Landlord.
“Building Standard Rate” shall mean the rate generally charged by Landlord at the time in question to tenants in the Building for a particular service, as such rate may be increased and/or decreased from time to time by Landlord in its sole and absolute discretion.
“Building Systems” shall mean the systems servicing the Building (excluding distribution thereof within the Premises or within the premises demised to any other tenant and any systems dedicated exclusively to any tenant), including, without limitation, life safety (including Class E and emergency generator serving the Building); base Building HVAC; base Building electric; base Building plumbing and standpipes; base Building management systems; and service elevators and passenger elevators.
“Consumer Price Index” or “CPI” shall mean the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, New York, N.Y. — Northeastern N.J. Area. All Items (1982–84 = 100), or any successor index thereto, appropriately adjusted. If the Consumer Price Index is converted to a different standard reference base or otherwise revised, then whenever the determination of a Consumer Price Index figure is called for herein, the Consumer Price Index shall be converted in accordance with the conversion factors published by the United States Department of Labor, Bureau of Labor Statistics, or, if such Bureau shall not publish the same, as the same may be published by Prentice-Hall, Inc. or any other nationally recognized publisher of similar statistical information reasonably satisfactory to Landlord and Tenant. If the Consumer Price Index ceases to be published, and there is no successor thereto, such other index as Landlord shall reasonably designate and as shall be reasonably accepted by Tenant shall be substituted for the Consumer Price Index (it being agreed that any dispute as to the replacement index, if the Consumer Price Index ceases to be published and there is no successor thereto, shall be subject to arbitration initiated by Tenant pursuant to the terms of Article 21).
“Expiration Date” shall mean 11:59 p.m. on the last day of the month in which the day immediately preceding the fifteenth (15th) anniversary of the Rent Commencement Date (as hereinafter defined) shall occur, as such date may be extended pursuant to any Renewal Option, or such earlier date on which this Lease may be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law.
“Extra Personnel” shall mean operating engineers, elevator operators and mechanics, loading dock guards, master mechanics, maintenance mechanics, teamster foremen, dockmasters, electricians, security personnel and other support personnel in each case contracted for or employed by or on behalf of Landlord.

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“Floor” shall mean each entire floor and each partial floor of the Building which comprises part of the Premises.
“Force Majeure” shall mean strikes, labor troubles, acts of God, enemy action, acts of terrorism, bioterrorism (e.g., the release or threatened release of an airborne agent that may adversely affect the Real Property or any portion thereof including the Building or its occupants), civil commotion, unavailability of materials and supplies, any event or circumstance outside the Building, or any event or circumstance whatsoever reasonably beyond Landlord’s or Tenant’s control, whether similar or dissimilar, including, but not limited to, any governmental preemption in connection with an emergency and any Legal Requirements; provided, however, that (a) in no event shall an inability to obtain financing or to obtain funds or make any payment(s) under this Lease be deemed a Force Majeure and (b) the party whose obligation under this Lease is affected by a Force Majeure shall give a notice to the other party within a reasonable time after learning of its inability to perform its obligation under this Lease, which notice shall identify the reasons for such party’s inability to perform with reasonable specificity. Each party, to the extent practicable, shall use commercially reasonable efforts to mitigate the delay caused by any event of Force Majeure; provided that, except as otherwise expressly set forth herein, neither party shall be required to perform any work on an overtime or premium basis, unless (i) such party elects to do so within such party’s sole and absolute discretion or (ii) the other party elects to pay for the incremental additional cost of performing any work on an overtime or premium basis. Without limiting the foregoing, the following shall be deemed to be reasonably beyond Landlord’s control:
(x)    lack of access to the Building or the Premises when it or they are structurally sound but inaccessible due to evacuation of the surrounding area or damage to nearby structures or public areas; and
(y)    reduced air quality or other contaminants within the Building not introduced to the Building by Landlord or its Affiliates that would adversely affect the Building or its occupants (such as the presence of biological or other airborne agents within the Building or the Premises).
“Governmental Authority” shall mean the United States of America, the State of New York, New York City and any agency, department, commission, board, bureau, instrumentality or political subdivision of any of the foregoing, now existing or hereafter created, having jurisdiction over the Real Property, the Premises or any portions thereof.
“Ground Lease” shall mean that certain Ground Lease dated May 18, 1995 and recorded in the Office of the City Register for New York County, New York on May 31, 1995 in Reel 2211 at Page 1446, as amended by that First Amendment to Ground Lease, made as of November 25, 2013, a memorandum of which was recorded in the Office of the City Register for New York County, New York on December 13, 2013 at CRFN 2013000514033 (as further modified, amended and restated from time to time, the “Ground Lease”), currently by and between Landlord (as successor-in-interest to New York Mercantile Exchange, Inc. (“NYMEX”)), as tenant, and Ground Lessor, as landlord, encumbering the Real Property. Landlord represents and warrants to Tenant that pursuant to Section 2.02 of the First Amendment to Ground Lease, the Master Lease (as hereinafter defined) has been subordinated to the Ground Lease and to subleases made by Landlord

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as Tenant under the Ground Lease (including, without limitation, this Lease). Landlord shall not amend the Ground Lease in any manner that would adversely affect Tenant’s rights or increase Tenant’s obligations under this Lease during the Term hereof, in each case, except to a de minimis extent.
“Ground Lessor” shall mean Battery Park City Authority, d/b/a “The Hugh L. Carey Battery Park City Authority,” a public benefit corporation under the laws of the State of New York, or its successor under the Ground Lease.
“Ground Rents” shall mean, collectively, (i) the annual sums of base rent payable by Landlord as tenant under Section 3.01 of the Ground Lease, and (ii) the annual sums, if any, of other rent payable with respect to the Real Property by Landlord, as tenant, under the Ground Lease (including, without limitation, Sections 3.04, 3.05 and 26.04 thereof).
“Initial Premises” has the meaning set forth in this Section 1.01 in the definition of “Premises”.
“Initial Term” shall mean the period commencing on the Commencement Date and ending on 11:59 p.m. on the last day of the month in which the day immediately preceding the fifteenth (15th) anniversary of the Rent Commencement Date shall occur.
“Insurance Requirements” shall mean the conditions and requirements of any insurance policy affecting the Real Property or any portion thereof and the rules, regulations, orders and other requirements of the New York Board of Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Building and/or the Premises, whether now or hereafter in force.
“Landlord Delay” shall mean any actual delay that Tenant encounters in the performance of the Initial Tenant Work and the Initial Restroom Work due to (i) the willful misconduct of Landlord or its agents, employees, contractors or subcontractors and/or (ii) the breach by Landlord of any of its obligations under this Lease. Notwithstanding the foregoing, Landlord Delay shall not be deemed to have accrued unless (x) Tenant shall have given Landlord notice reasonably identifying the alleged misconduct or breach resulting in delay of the completion of Initial Tenant Work and the Initial Restroom Work (which notice shall have been given within seven (7) Business Days after Tenant first had knowledge thereof) and (y) Landlord shall have failed to correct the same within one Business Day following receipt of such notice.
“Landlord’s Average Cost Per Kilowatt Hour” shall mean an amount equal to the quotient obtained by dividing (a) the total dollar amount billed by the electrical provider(s) servicing the Building for the relevant Electricity Billing Period (including any taxes, fuel rate adjustments, demand charges and surcharges and less any discounts or refunds actually received by Landlord) by (b) the total kilowatt hours of electricity used at the Building for such billing period determined by reference to the meter or meters measuring the same, carried to six (6) decimal places.
“Lease Year” shall mean each calendar year that shall include any part of the Term.

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“Leasehold Improvements” shall mean leasehold improvements, Alterations and any fixtures attached to or built into the Premises, including those existing on the Commencement Date for the applicable portion of the Premises, and including those installed by or on behalf of Tenant in connection with its build-out. “Leasehold Improvements” shall also include all Alterations made by or on behalf of Tenant outside the Premises on the Real Property (including any equipment and cabling placed or installed by or on behalf of Tenant outside the Premises on the Real Property). Notwithstanding anything contained in this definition of “Leasehold Improvements” to the contrary, the term “Leasehold Improvements” shall not include Tenant’s Property.
“Lockbox Account Instructions” shall mean the instructions for the payment of Rent set forth on Exhibit O hereof, as the same may be added to or modified by Landlord from time to time on at least ten (10) Business Days’ prior written notice to Tenant.
“Master Lease” shall mean the Restated Amended Agreement of Lease, made as of June 10, 1980 between BPC Development Corporation, as landlord, and Ground Lessor, as tenant, a Memorandum of which was recorded on June 11, 1980 in the Office of the City Register for New York County, New York in Reel 527 at Page 163, as amended by the (i) First Amendment to Restated Amended Lease dated as of June 15, 1983 and recorded on June 20, 1983 in the Office of the City Register for New York County, New York in Reel 696 at Page 424, (ii) Second Amendment to Restated Amended Lease dated June 15, 1983 and recorded on June 20, 1983 in the Office of the City Register for New York County, New York in Reel 696 at Page 432, (iii) Third Amendment to Restated Amended Lease dated as of August 15, 1986 and recorded on October 22, 1986 in the Office of the City Register for New York County, New York in Reel 1133 at Page 569, and (iv) Fourth Amendment to Restated Amended Lease dated as of May 25, 1990 and recorded on May 30, 1990 in the Office of the City Register for New York County, New York in Reel 1697 at Page 307.
“Operating Share Denominator” has the meaning set forth in this Section 1.01 in the definition of “Rentable Square Feet of the Premises”.
“Person” shall mean and include, (a) with respect to Article 10, an individual, corporation, partnership, limited liability company or limited liability partnership and (b) with respect to all other Sections of this Lease, an individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department, authority or agency thereof.
“PILOT Charges” shall mean (i) any and all “Payments in Lieu of Taxes” (“PILOT”) payable by Landlord to the Ground Lessor pursuant to Section 3.02 and 3.03 of the Ground Lease, (ii) any and all BID Charges and (iii) any customary out-of-pocket costs and expenses, including but not limited to reasonable attorneys’ fees, actually incurred by Landlord in contesting the assessed value of the Real Property, which expenses shall be allocated to the PILOT Year to which such expenses relate. PILOT Charges shall not include any interest and/or penalties resulting from the late payment of PILOT Charges by Landlord to the Ground Lessor under the Ground Lease.
“PILOT Year” means each period of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the Term.

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“Premises” shall mean, collectively, (x) the entire rentable area of each of the (i) ninth (9th) floor of the Building, as shown hatched on the floor plan annexed hereto as Exhibit B-1, which the parties conclusively agree for the purposes of this Lease, without representation or warranty on the part of Landlord, contains 50,395 RSF (the “Ninth Floor Premises”), (ii) tenth (10th) floor of the Building, as shown hatched on the floor plan annexed hereto as Exhibit B-2, which the parties conclusively agree for the purposes of this Lease, without representation or warranty on the part of Landlord, contains 39,372 RSF (the “Tenth Floor Premises”), and (iii) eleventh (11th) floor of the Building, as shown hatched on the floor plan annexed hereto as Exhibit B-3, which the parties conclusively agree for the purposes of this Lease, without representation or warranty on the part of Landlord, contains 45,923 RSF (the “Eleventh Floor Premises”); and (y) a portion of the rentable area of the twelfth (12th) floor of the Building, as shown hatched on the floor plan annexed hereto as Exhibit B-4, which the parties conclusively agree for the purposes of this Lease, without representation or warranty on the part of Landlord, contains 33,183 RSF (the “Twelfth Floor Premises”). The Ninth Floor Premises, the Tenth Floor Premises, the Eleventh Floor Premises and the Twelfth Floor Premises are also sometimes referred to as the “Initial Premises”. The term “Initial Premises” shall not include any Offer Space.
“Prime Rate” shall mean the average, at the time in question, of the rates announced as their respective prime commercial lending rates by Citibank, N.A. and JPMorgan Chase & Co. or their respective successors, and if such prime rates shall cease to be so announced by either or both of such banks, then the term “Prime Rate” shall mean the prime commercial lending rate for large commercial banks reported in The Wall Street Journal. Any interest payable with reference to the Prime Rate shall be adjusted on a daily basis, based upon the Prime Rate in effect at the time in question, and shall be calculated with respect to the actual number of days elapsed on the basis of a 365-day year. If (i) such prime commercial lending rates shall cease to be so announced by either or both of such banks, and (ii) The Wall Street Journal does not report the prime commercial lending rate for large commercial banks, then, the term “Prime Rate” shall mean a rate, reasonably determined by Landlord, from time to time, to be comparable to the rate that had formerly constituted the “Prime Rate” hereunder.
“Project” shall mean the “Brookfield Place” project of which the Building is a part, which comprises, inter alia, 200 Liberty Street, 225 Liberty Street, 200 Vesey Street, 250 Vesey Street and the Building, as well as any and all pedestrian bridges, entranceways, access and egress points, sidewalks and curbs, and the plaza and esplanade adjacent to the North Cove, and any and all future additions thereto and replacements thereof.
“Property Manager” shall mean Brookfield Financial Properties, L.P. or any successor manager of the Building.
“Rentable Square Feet of the Premises” shall mean for all purposes under this Lease the Rentable Square Feet of the Premises as set forth in Exhibit L annexed hereto. Tenant hereby acknowledges that it has independently determined the useable and rentable areas being leased hereunder, that no representation, express or implied, has been or is being made by Landlord with respect to square footage (rentable or otherwise) contained in the Premises and that the term “Rentable Square Footage”, “Rentable Square Foot” or “Rentable Square Feet” is being defined

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and employed herein only for purposes of making certain Rent calculations in the express manner set forth herein. Landlord and Tenant further agree that neither party shall have any right to dispute the Rentable Square Feet of the Premises, and the parties waive any claim in connection with the measurement of the Premises, regardless of whether the Premises is found to contain more or less Rentable Square Feet. Landlord and Tenant agree that as of the date of this Lease, the Building is conclusively deemed to contain 566,712 RSF for the purpose of calculating Tenant’s Proportionate Operating Share (the “Operating Share Denominator”) and 577,923 RSF for the purpose of calculating Tenant’s Proportionate Tax Share (the “Tax Share Denominator”). If, during the Term, Landlord shall construct an addition to the Building resulting in an increase in the rentable area thereof, then upon completion of such construction, Landlord shall notify Tenant of (i) the revised Operating Share Denominator and the adjusted Tenant’s Proportionate Operating Share and/or (ii) the revised Tax Share Denominator and the adjusted Tenant’s Proportionate Tax Share, as applicable (it being agreed that such adjustment(s), if any, shall take effect on the first day of the first month following the month in which such construction of additional rentable area is complete).
“Rent Commencement Date” shall mean the date that is thirteen (13) consecutive calendar months after the Commencement Date.
“Restrictive Covenant Agreement” shall mean that certain Restrictive Covenant Agreement dated May 18, 1995, made by and among WFC Tower A Company, Olympia & York Tower B Company, WFC Tower D Company, American Express Company, Merrill Lynch/WFC/L, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and NYMEX.
“RSF” shall mean Rentable Square Feet.
“Subject to CPI Adjustment”, with reference to a specified amount, means the specified amount, multiplied by a fraction, the numerator of which shall be the Consumer Price Index for the calendar month preceding the date on which such amount is to be adjusted under the provision in question, and the denominator of which is the Consumer Price Index in effect on the date of this Lease.
“Tax Share Denominator” has the meaning set forth in this Section 1.01 in the definition of “Rentable Square Feet of the Premises”.
“Tenant” shall mean the Person named as Tenant on the cover page and in the introductory paragraph hereof, and any successor and assign thereof (provided that nothing in this definition shall be construed as permitting any assignment or subletting or any other transfer otherwise prohibited by the terms of this Lease).
“Tenant Delay” shall mean any actual delay that Landlord may encounter in the performance of Landlord’s obligations under this Lease by reason of (i) any intentional act, negligence or omission (where there is a duty to act) of any nature of Tenant or Tenant’s agents, employees, contractors, subcontractors or invitees, including, without limitation, (x) delays due to changes in or additions to any work (including, but not limited to, Landlord’s Work) requested by Tenant after the date hereof, and/or (y) Tenant’s failure to timely submit information or to timely give authorizations or approvals required to be given by Tenant within the time periods required

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hereunder, and/or (ii) postponement of any item of Landlord’s Work at the request of Tenant. Tenant shall not be charged for any Tenant Delay unless Landlord shall give Tenant notice reasonably identifying any act, negligence, omission or requested change resulting in a Tenant Delay within seven (7) Business Days after Landlord shall become aware thereof and Tenant shall have failed to correct the same within one Business Day following receipt of such notice.
“Tenant’s Electricity Costs” shall mean an amount equal to (i) Landlord’s Average Cost Per Kilowatt Hour for any relevant billing period (taking all applicable rebates, savings and incentives into account, it being agreed that Landlord shall be required to pass on to Tenant the benefit of all rebates, savings and incentives granted and or applicable specifically with respect to the electrical use consumed in the Premises), multiplied by (ii) the total kilowatt hours of electricity used in the Premises during such billing period, as measured by Tenant’s Submeters.
“Tenant’s Proportionate Operating Share” for the Initial Premises shall mean 29.799%.
“Tenant’s Proportionate Tax Share” for the Initial Premises shall mean 29.221%.
“Tenant’s Submeters” shall mean the electric submeters (if any) installed by Landlord throughout the Premises, at Tenant’s cost, and any additional electric submeters which may be installed in accordance with Section 5.02(a).
“Zoning Resolution” shall mean the Zoning Resolution of the City of New York effective December 15, 1961, as amended.
Section 1.02    General Terms. (a) The terms “hereof,” “herein” and “hereunder,” and words of similar import, shall be construed to refer to this Lease as a whole (including the annexed Exhibits), and not to any particular Article, Section, Exhibit or provision, unless expressly so stated.
(b)    All words or terms used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender, as the context may require.
(c)    Wherever the word “including” appears in this Lease without the word “not” preceding it and without the phrase “but not limited to” or “without limitation” or a phrase having a similar meaning following it, it shall be deemed that the phrase “but not limited to” shall appear immediately following the word “including”. Likewise, wherever the word “include” appears in this Lease, in a similar grammatical context, without the word “not” preceding it and without the phrase “but not limited to” or “without limitation” or a phrase having a similar meaning following it, it shall be deemed to be followed by the phrase “but not be limited to” or “without limitation”.
ARTICLE 2

PREMISES; TERM

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Section 2.01    Premises Demised. Landlord hereby demises to Tenant, and Tenant hereby hires and leases from Landlord, the Premises upon and subject to all of the terms, covenants, rentals and conditions provided for herein.
Section 2.02    Term. This Lease shall have a term (the “Term”) commencing on the Commencement Date and expiring on the Expiration Date.
Section 2.03    Delivery of the Premises. Subject to Section 2.04(h), Tenant shall accept the Premises on the Commencement Date with Landlord’s Work therein Substantially Complete and otherwise in its then “as is” condition, and Landlord shall not be required (i) to perform any work (other than Landlord’s Work) or render any services to make the Premises ready for Tenant’s use and occupancy, or (ii) to pay any allowance or any other amount to Tenant (except for the Work Allowance and the Restroom Allowance, as applicable in accordance with Article 7) for Tenant’s improvements to the Premises, or (iii) to provide any abatement of Base Rent or Additional Rent for the Premises (except as expressly set forth in this Lease) as a condition to the occurrence of the Commencement Date.
Section 2.04    Commencement Date. (a)  “Commencement Date” means the date that is five (5) Business Days after the latest to occur of the following dates: (i) the date on which this Lease shall have been fully executed and unconditionally delivered to Tenant (with the consent of Lender and the Ground Lessor having been obtained); (ii) the date on which the Lender SNDA (as hereinafter defined) shall have been fully executed and acknowledged and unconditionally delivered to Tenant; (iii) the date on which the Ground Lessor Nondisturbance Agreement (as hereinafter defined) shall have been fully executed and acknowledged and unconditionally delivered to Tenant; and (iv) the date on which Landlord shall have Substantially Completed (as defined below) the work set forth in Exhibit H annexed to this Lease (“Landlord’s Work”) and tendered delivery of possession of the Premises to Tenant.
(b)    (c)    If for any reason Landlord shall be unable to deliver possession of the Premises (or any Floor thereof) to Tenant in accordance with the provisions of this Lease by any date certain, Landlord shall have no liability to Tenant therefor and the validity of this Lease shall not be impaired thereby, except as otherwise expressly set forth in this Section 2.04(b).
(i)    Notwithstanding anything to the contrary set forth herein, if the Commencement Date shall not have occurred by the date that is 124 days after the Effective Date (such date, as the same shall be extended on a day-for-day basis by Force Majeure and any Tenant Delay, the “First Extended Target Date”), then, in such event, provided that no Event of Default (as hereinafter defined) shall have occurred and then be continuing, Tenant shall have the right, as Tenant’s sole and exclusive remedy for such delay in the occurrence of the Commencement Date (except as otherwise expressly set forth in Sections 2.04(b)(iii), (iv) and (v) hereof), to a credit against Base Rent to be applied commencing on the Rent Commencement Date, in the amount of $32,836.42 per day for each day after the First Extended Target Date on which the Commencement Date fails to occur.
(ii)    Notwithstanding anything to the contrary set forth herein, if the Commencement Date shall not have occurred by the date that is 185 days after the Effective Date

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(such date, as the same shall be extended on a day-for-day basis by Force Majeure and any Tenant Delay, the “Second Extended Target Date”), then, in such event, provided that no Event of Default shall have occurred and then be continuing, Tenant shall have the right, as Tenant’s sole and exclusive remedy for such delay in the occurrence of the Commencement Date (in lieu of accruing any further credit against Base Rent in accordance with Section 2.04(b)(ii) above, and except as otherwise expressly set forth in Sections 2.04(b)(iv) and (v) hereof), to a credit against Base Rent in the amount of $49,254.63 per day for each day after the Second Extended Target Date on which the Commencement Date fails to occur (it being agreed that any such credit shall be applied immediately after the application of the credit accrued against Base Rent in accordance with Section 2.04(b)(ii) above).
(iii)    Notwithstanding anything to the contrary set forth herein, if the Commencement Date shall not have occurred by the date that is 245 days after the Effective Date (such date, as the same shall be extended on a day-for-day basis by Force Majeure and any Tenant Delay, the “Third Extended Target Date”), then, in such event, provided that no Event of Default shall have occurred and then be continuing, Tenant shall have the right, as Tenant’s sole and exclusive remedy for such delay in the occurrence of the Commencement Date (in lieu of accruing any further credit against Base Rent in accordance with Section 2.04(b)(iii) above, and except as otherwise expressly set forth in Section 2.04(b)(v) below), to a credit against Base Rent in the amount of $65,672.83 per day for each day after the Third Extended Target Date on which the Commencement Date fails to occur (it being agreed that any such credit shall be applied immediately after the application of the credit accrued against Base Rent in accordance with Section 2.04(b)(iii) above).
(iv)    Notwithstanding anything to the contrary set forth herein, if the Commencement Date shall not have occurred by the date that is 276 days after the Effective Date (such date, as the same shall be extended on a day-for-day basis by Tenant Delay, the “Outside Delivery Date”), then, in such event, provided that no Event of Default shall have occurred and then be continuing, Tenant shall have the right, as Tenant’s sole and exclusive remedy for such delay in the occurrence of the Commencement Date (in lieu of Tenant’s receipt of any credits accrued against Base Rent in accordance with Sections 2.04(b)(ii), (iii) and (iv) above), to terminate this Lease upon written notice (a “Late Delivery Termination Notice”) given to Landlord within the fifteen (15) day period immediately following the Outside Delivery Date (but prior to the occurrence of the Commencement Date), with time being of the essence with respect to Tenant’s exercise of such termination right. If Tenant shall timely give a Late Delivery Termination Notice in accordance with this Section 2.04(b)(v), this Lease shall terminate effective as of the date such notice is delivered to Landlord, as if such termination date were the Expiration Date. For the avoidance of doubt, if Tenant shall not give a Late Delivery Termination Notice within the fifteen (15) day period immediately following the Outside Delivery Date (with time being of the essence), or if the Commencement Date shall occur prior to Tenant giving such notice, then this Lease shall continue in full force and effect, and Tenant shall be entitled to receive the credits against Base Rent accrued in accordance with Sections 2.04(b)(ii), (iii) and (iv) above.
(v)    This Section shall be an express provision to the contrary for purposes of Section 223-a of the New York Real Property Law and any other law of like import now or hereafter in effect.

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(d)    “Substantially Completes”, “Substantially Completed” and “Substantial Completion” shall, whenever used in this Lease with respect to Landlord’s Work, be deemed to mean that stage of the progress of Landlord’s Work as shall enable Tenant to have access to the Premises to commence any initial work therein and to occupy the Premises for the conduct of its business, and that Landlord’s Work shall be complete except for minor unfinished details of Landlord’s Work to be performed by Landlord in the Premises that do not interfere (to more than a de minimis extent) with the performance of such initial work or such occupancy of any part of the Premises. Landlord shall give Tenant notice (the “Commencement Date Notice”) of the date (the “Anticipated Commencement Date”) on which Landlord anticipates that Landlord’s Work shall be Substantially Completed at least five (5) Business Days prior to the Anticipated Commencement Date. Within five (5) Business Days after the later to occur of (x) the giving of the Commencement Date Notice and (y) the date fixed in the Commencement Date Notice as the Anticipated Commencement Date, Landlord and Tenant shall meet at the Premises and jointly inspect Landlord’s Work (it being agreed that the failure or refusal of Tenant to schedule such inspection and meet with Landlord therefor prior to the expiration of such five (5) Business Day period shall constitute Tenant Delay, provided further that Landlord shall have given Tenant a proposed date of inspection at least two (2) Business Days prior to such proposed date). Promptly following Landlord’s and Tenant’s joint inspection of Landlord’s Work, Tenant shall prepare a punchlist of any items of unfinished Landlord’s Work required by this Lease to be performed by Landlord (“Tenant’s Punchlist”). If Tenant shall fail to prepare and deliver Tenant’s Punchlist to Landlord within two (2) Business Days (with time being of the essence) after the parties’ inspection of Substantial Completion of Landlord’s Work, then Tenant shall be deemed to have agreed that, except for latent defects, there are no unfinished items of Landlord’s Work, and Tenant shall thereby waive its right to deliver Tenant’s Punchlist. Landlord shall perform the work required to complete the unfinished items of Landlord’s Work identified in Tenant’s Punchlist (if any) within thirty (30) days after Landlord’s receipt of Tenant’s Punchlist (subject to day-for-day extension(s) of such period due to Force Majeure and Tenant Delay), provided that Landlord shall not dispute the inclusion of such item(s) on Tenant’s Punchlist, and provided further that Tenant shall give Landlord reasonable access to the Premises to complete such Landlord’s Work (i.e., those items identified on Tenant’s Punchlist), it being agreed that Landlord and Tenant shall take commercially reasonable steps to coordinate Landlord’s completion of the items on Tenant’s Punchlist and Tenant’s performance of the Initial Tenant Work and the Initial Restroom Work, so that neither is delayed in the completion of its work. Any dispute as to whether an item has been properly placed on Tenant’s Punchlist that cannot be resolved by the parties within fifteen (15) days after the date Tenant has given Tenant’s Punchlist to Landlord (with time being of the essence), may be submitted to arbitration in accordance with Article 21. Prior to Landlord’s giving of the Commencement Date Notice, at Tenant’s request, upon reasonable prior notice to Landlord in each instance, Landlord shall meet with Tenant at the Premises or at Landlord’s office in the Project to review the status and progress of Landlord’s Work, provided that such meetings shall not be held more frequently than on a bi-weekly basis.
(e)    Without limiting the provisions of this Section 2.04, in the event that the Commencement Date is delayed by Tenant Delay, Tenant agrees that, notwithstanding anything contained in this Lease to the contrary, the Commencement Date shall be deemed to have occurred on the date that Landlord’s Work would have been Substantially Completed and the Commencement Date would have occurred if the same had not been so delayed by Tenant Delay (it being agreed

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that nothing contained herein shall vitiate Landlord’s obligation to Substantially Complete Landlord’s Work).
(f)    Tenant shall conclusively be deemed to have agreed that the Anticipated Commencement Date set forth in the Commencement Date Notice constitutes the Commencement Date, unless within ten (10) days after the Anticipated Commencement Date (with time being of the essence), Tenant shall deliver a notice to Landlord specifying with reasonable detail the reasons why Tenant asserts that the conditions specified herein for the occurrence of the Commencement Date have not been satisfied. Pending the resolution of such dispute, Tenant shall pay rent and the parties shall conduct themselves based upon the assumption that the Commencement Date was the Anticipated Commencement Date set forth in the Commencement Date Notice, without prejudice to Tenant’s position. If it is resolved that the Commencement Date for the Premises was not the Anticipated Commencement Date set forth in the Commencement Date Notice, any payments of rent paid by Tenant to Landlord for periods prior to the Rent Commencement Date shall be credited by Landlord against amounts first due under this Lease.
(g)    After the Commencement Date has been determined, either Tenant or Landlord shall, at the other’s request, within ten (10) days after such request is made, execute and deliver a Commencement Date Agreement, substantially in the form attached hereto as Exhibit I, confirming the Commencement Date, the Rent Commencement Date and the Expiration Date; provided, however, that the failure of the parties to sign such agreement shall not affect the Commencement Date, the Rent Commencement Date or the Expiration Date determined in accordance with the terms and conditions of this Lease.
(h)    Tenant shall have no right to access the Premises (or any Floor thereof) prior to the Commencement Date, unless Tenant shall obtain Landlord’s prior written consent to such access. Subject to Section 26.01 of this Lease and subject to the rights of any existing tenants or occupants, Landlord shall not unreasonably withhold, condition or delay its consent to any request by Tenant to access any Floor of the Premises prior to the Commencement Date; provided, however, that such access is for the sole purpose of taking measurements, performing layouts and surveys and preparing plans and specifications (collectively, “Tenant’s Preparation Work”) and not for the purpose of performing any other work (including, without limitation, any installing of furniture or cabling). In the event that Landlord consents to any such access, then such access by Tenant shall be subject to Tenant’s compliance with all of the terms, covenants and conditions of this Lease (other than the covenants to pay Base Rent, Tenant’s PILOT Payment and Tenant’s Operating Payment), including, without limitation, Tenant’s indemnification obligations under this Lease and Tenant’s obligations to maintain insurance and deliver to Landlord evidence of such insurance pursuant to Article 12. Tenant shall be accompanied by a representative of Landlord during any such access, and Landlord agrees to make a representative available at reasonable times on reasonable notice for such purpose upon the prior request of Tenant.
(i)    Landlord shall repair any latent defects with respect to Landlord’s Work, provided that Tenant shall notify Landlord of the existence of any such latent defects on or prior to the earlier to occur of (i) the first (1st) anniversary of the Rent Commencement Date and (ii) the first (1st) anniversary of the date on which Tenant shall commence occupancy of the Premises for

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the conduct of Tenant’s business therein (in either case, with time being of the essence). Tenant shall permit Landlord to enter the Premises for the purpose of repairing any such latent defects, and Landlord shall do so in a prompt and timely manner following Landlord’s receipt of notice thereof. Landlord shall use commercially reasonable efforts to minimize any interference with respect to the conduct of the Initial Tenant Work and the Initial Restroom Work and, if applicable, with respect to the conduct of Tenant’s business in the Premises, while performing any such work. Notwithstanding the foregoing, in no event shall Landlord be obligated to repair any latent defects in Landlord’s Work on an overtime or premium pay basis, and Landlord’s performance of any such work shall not be deemed a constructive eviction of Tenant or entitle Tenant to any diminution or abatement of any Rent payable by Tenant under this Lease.
Section 2.05    OLP Lease. (a) If the Commencement Date shall be delayed beyond the First Extended Target Date solely by reason of Force Majeure and if as a direct result of such delay in the Commencement Date, Tenant holds over in the space (the “OLP Space”) it leases on the 19th floor of the building known as One Liberty Plaza, New York, New York (“OLP”) after the expiration of the term of such lease (the “OLP Lease”), Landlord shall reimburse Tenant, within thirty (30) days after Tenant shall have provided Landlord with reasonable supporting documentation, for that portion of the Fixed Rent (as such term is defined in the OLP Lease) that Tenant is required to pay (and actually does pay) to the landlord of OLP (the “OLP Landlord”), pursuant to Article 34 of the OLP Lease that is in excess of the Fixed Rent and Additional Charges payable by Tenant pursuant to Articles 4 and 5 of the OLP Lease during the last year of the term of the OLP Lease (i.e., the year immediately prior to the holdover period; such portion that Tenant is required to pay (and actually does pay) to the OLP Landlord being referred to as the “Excess Holdover Rent”). In addition, if the Commencement Date shall be delayed beyond the First Extended Target Date solely by reason of Force Majeure and/or Landlord Delay, and if as a direct result of such delay in the Commencement Date, Tenant holds over in the OLP Space after the expiration of the term of the OLP Lease, Landlord shall reimburse Tenant, within thirty (30) days after Tenant shall have provided Landlord with reasonable supporting documentation, for any consequential damages that Tenant is required to pay (and actually does pay) to the OLP Landlord.
(b)    If for any reason, Tenant shall holdover in the OLP Space after the expiration of the term of the OLP Lease, then for the period during which (and only during such period) that the OLP Landlord shall not have entered in a lease which includes all or a portion of the OLP Space, Landlord shall reimburse Tenant for the Excess Holdover Rent within thirty (30) days after Tenant shall have provided Landlord with reasonable supporting documentation.
(c)    If Landlord shall fail to reimburse Tenant for any such sums on a timely basis when required in accordance with Sections 2.05 (a) or (b), Tenant may provide written notice of such failure to Landlord, which notice must contain bold face 18 point type AND CAPITALIZED LETTERS making demand for such payment or an explanation of non-payment with specific reference to the provisions of this Section 2.05. Landlord shall then, within fifteen (15) days after receipt of such notice, either make the required payment or provide Tenant with a reasonably detailed explanation of the reason(s) for non-payment. If Landlord shall not respond to Tenant’s notice given in accordance with this Section 2.05 within fifteen (15) days after such notice shall have been given to Landlord (with time being of the essence), or if Landlord shall provide an explanation for

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non-payment with which Tenant shall disagree, then, Tenant shall have the right to submit any dispute arising between Landlord and Tenant as to whether Landlord has failed properly so to reimburse Tenant to arbitration initiated by Tenant pursuant to the terms of Article 21. In the event that Tenant shall obtain a final determination in such arbitration to the effect that Landlord was required so to reimburse Tenant, then Landlord shall, within ten (10) Business Days after such determination has been obtained, pay such required reimbursement amount to Tenant, plus interest thereon at the Default Rate accruing from the date on which the payment should initially have been made in accordance with this Section 2.05; and if Landlord shall fail to make such payment within such ten (10) Business Day period (with time being of the essence), then Tenant shall have the right to offset against the next installment(s) of Rent becoming due hereunder the amount which Tenant was determined by arbitration to have been entitled, plus interest thereon at the Default Rate accruing from the date on which the payment should initially have been made in accordance with this Section 2.05, until Tenant has been fully credited therefor.
ARTICLE 3

RENT
Section 3.01    Base Rent. (a)  Tenant shall pay to Landlord, with respect to the Initial Premises, base rent (the “Base Rent”) at the following annual rates in equal monthly installments in advance, commencing on the Rent Commencement Date, and thereafter on the first day of each and every month during the Term (a “Payment Date”):
(i)    from the Rent Commencement Date to the last day of the month (the “Reset Date”) in which the day immediately preceding the fifth (5th) anniversary of the Rent Commencement Date occurs, at the rate of $11,821,110.00 per annum, payable in equal monthly installments of $985,092.50;
(ii)    from the day following the Reset Date to the fifth (5th) anniversary of the Reset Date, at the rate of $12,665,475.00 per annum, payable in equal monthly installments of $1,055,456.25; and
(iii)    from the day following the fifth (5th) anniversary of the Reset Date to the Expiration Date, at the rate of $13,509,840.00 per annum, payable in equal monthly installments of $1,125,820.00.
If the day on which Base Rent is payable is a Saturday or Sunday, or a Holiday on which the banks in New York City are closed, Base Rent shall be due and payable on the next immediately succeeding day on which such banks are open.
(b)    Tenant shall pay all Rent as the same shall become due and payable under this Lease either by (i) wire transfer of immediately available federal funds as directed by Landlord, or (ii) by check (subject to collection) drawn on a United States bank having a branch office in the continental United States, in each case at the times provided herein and except as expressly set forth in this Lease, without notice or demand (except as otherwise expressly required by the terms and

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conditions of this Lease with respect to Additional Rent) and without set-off, deduction or counterclaim. All Rent shall be paid in lawful money of the United States to Landlord in accordance with the Lockbox Account Instructions. Tenant shall not be in default of Tenant’s obligation to pay any such Base Rent and Additional Rent if and for so long as Tenant shall timely comply with Landlord’s wire instructions (which wire instructions are set forth in the Lockbox Account Instructions) in connection with such payments. Accordingly, if Tenant shall have timely complied with Landlord’s instructions pertaining to a wire transfer, but the funds shall thereafter have been misdirected or not accounted for properly by the recipient bank designated by Landlord, then the same shall not relieve Tenant of its obligation to make the payment so wired, but shall toll the due date for such payment until the wired funds shall have been located. Except to the extent specifically otherwise provided, all bills, invoices and statements rendered to Tenant with respect to this Lease shall be binding and conclusive on Tenant unless, within one hundred eighty (180) days after receipt of same, Tenant notifies Landlord that it is disputing the same.
(c)    The parties acknowledge that this Lease has been structured so that provided that no Event of Default or Bankruptcy Event shall have occurred under this Lease, the Base Rent is abated during the period commencing on the Commencement Date and ending on the day immediately preceding the Rent Commencement Date (such period being referred to herein as the “Base Rent Abatement Period”). Tenant shall continue to pay all Additional Rent during the Base Rent Abatement Period, except that Tenant shall not be required to pay Tenant’s Operating Payment or Tenant’s PILOT Payment during the Base Rent Abatement Period.
Section 3.02    Additional Rent. All amounts, other than Base Rent, required under this Lease to be paid by Tenant, including Tenant’s Operating Payment, Tenant’s PILOT Payment, Tenant’s Electricity Costs and any fine, penalty or interest that may be imposed for nonpayment or late payment thereof, shall constitute additional rent (“Additional Rent”) and shall be paid when due in accordance with the terms of this Lease, without, except as may be specifically provided in this Lease, any abatement, set-off, deduction or counterclaim. Unless another due date or time period is provided in this Lease, Additional Rent shall be paid by Tenant to Landlord within thirty (30) days after a statement from Landlord is delivered to Tenant that such Additional Rent is due. If Tenant shall fail to pay any Additional Rent when the same shall be due and payable in accordance with the terms hereof, Landlord shall have all rights, powers and remedies with respect hereto as are provided herein or by law in the case of nonpayment of any Base Rent.
Section 3.03    Survival of Rent Obligation. Tenant’s obligation to pay Base Rent and Additional Rent (collectively, “Rent”) as provided in this Lease shall survive the expiration or earlier termination of this Lease.
Section 3.04    Default Interest Charge/Late Charge. (d)  If any payment of Rent (which term, for purposes of this Section 3.04 only, shall exclude any charges imposed under this Section 3.04) is not paid (a) on the due date specified therefor in this Lease, or (b) if no due date is specified but a number of days is expressly provided within which the item of Rent in question shall be paid, within such number of days, or (c) if no due date or number of days for payment is set forth in this Lease with respect to the item of Rent in question, within thirty (30) days after the date upon which demand therefor is made, then interest (the “Default Interest Charge”) on the sums so overdue at

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an annual rate (the “Default Rate”) equal to the lesser of (i) the highest rate permitted by law, and (ii) three percent (3%) in excess of the Prime Rate, for the period from the day following the date or period referred to in clause (a), (b) or (c) (whichever is applicable) to the date of actual payment, shall become due and payable to Landlord by Tenant after demand. In calculating the Default Interest Charge, the Default Rate shall accrue from the date such item of Rent was due (without regard to any grace period set forth in this Section 3.04), to and including the date of payment. Notwithstanding the foregoing, Landlord shall waive the applicability of the Default Interest Charge the first time that the same shall accrue in any twelve (12) consecutive calendar month period during the Term, provided that the payment of Rent in question is made to Landlord within five (5) Business Days after notice from Landlord that the same is past due.
(e)    If Tenant shall fail to make any payment of Rent for a period longer than ten (10) days after the same shall have become due, Tenant shall pay to Landlord, in addition to such payment of Rent and in addition to the Default Interest Charge payable by Tenant pursuant to Section 3.04(a), and as Additional Rent, a sum (the “Late Charge”) equal to three percent (3%) of the amount unpaid for the administrative costs and expenses incurred by Landlord by reason of Tenant’s failure to make prompt payment.
(f)    No failure by Landlord to insist upon the strict performance by Tenant of its obligations to pay any Default Interest Charge or Late Charge shall constitute a waiver by Landlord of its right to enforce the provisions of this Section 3.04 in any instance thereafter occurring. The provisions of this Section 3.04 shall not be construed in any way to extend any grace periods or notice periods or limit any remedies of Landlord that may be provided for in Article 20.
Section 3.05    Payment of Lesser Amount. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of any Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance or pursue any other remedy in this Lease or at law.
Section 3.06    Legal Rent Restrictions. If any portion of the Rent payable under the terms and provisions of this Lease shall be or become uncollectible, reduced or required to be refunded because of any rent control or similar act or law enacted by a Governmental Authority, Tenant shall enter into such agreements and take such other steps (without any additional expense or liability to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the Rent in question shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to the amount of the Rent in question which would have been paid pursuant to this Lease but was not paid due to such legal rent restriction together with interest on such amount at the Prime Rate from the date the Rent in question would have been paid to the date on which such amount is paid.

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ARTICLE 4

OPERATING EXPENSES; PILOT
Section 4.01    Operating Expenses. (a)  “Operating Expenses” shall mean, subject to the limitations hereinafter set forth, all costs and expenses (and taxes thereon, if any, provided that such taxes, or any portion thereof, shall not be included within PILOT Charges) paid or incurred by Landlord or on behalf of Landlord, without duplication, in respect of the operation, cleaning, repair, replacement, safety (including fire safety), management, security and maintenance of the Real Property, and the services provided to occupants of the Building, including, without limitation:
(i)    salaries, wages, bonuses and termination payments as required by any union contracts paid to, and the cost of any hospitalization, medical, surgical, union and general welfare benefits (including group life insurance), any pension, retirement or life insurance plans and other benefits or similar expenses relating to, the Building manager, his staff and other employees of Landlord or its Affiliates engaged in providing services at the Building; provided, however, that if and to the extent that any employees provide services at or with respect to properties other than the Real Property, then the foregoing amounts shall only be included in Operating Expenses in the same proportion that such employee’s work at or with respect to the Real Property bears to the aggregate of such employee’s work;
(ii)    social security, unemployment and other payroll taxes, and the cost of providing disability and workers’ compensation coverage imposed by any Legal Requirements, union contract or otherwise with respect to said employees;
(iii)    the cost of electricity (other than that furnished to space occupied or available to be occupied by tenants or other occupants of rentable areas in the Building), gas, hot water for heating, steam, water, chilled water, air conditioning and other fuel and utilities furnished to all tenants in reasonably proportionate amounts without express cost to such tenants or other occupants or furnished to the Real Property (or any common area thereof);
(iv)    premiums for casualty, rent, liability, fidelity and any other insurance required to be carried by Landlord under the Ground Lease and such other insurance (of a type customary for real property similar to the Real Property) as Landlord carries or hereafter carries with respect to the Real Property, as reasonably allocated to the Real Property by Landlord in accordance with its current practices;
(v)    the cost of maintenance and painting common areas of the Building (but not any space occupied by tenants or available for occupancy by tenants);
(vi)    the cost or rental of all building and cleaning supplies, tools, materials and equipment (excluding the cost of tools, materials and equipment which are properly depreciated under GAAP (as defined below));
(vii)    the cost of uniforms, work clothes and dry cleaning for Building employees and personnel at and below the grade of Building manager;

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(viii)    the costs and expenses attributable to window cleaning, concierge, security and fire safety personnel, services or systems;
(ix)    charges of independent contractors rendering services or materials to the extent relating to the operations of the Real Property;
(x)    telephone and stationery to the extent related to the operation of the Real Property;
(xi)    accounting and other professional fees and disbursements and reasonable legal fees and disbursements (including those incurred in the calculation of Tenant’s Operating Payments, PILOT Charges and electricity payments owed by tenants pursuant to provisions comparable to Article 5 and in the enforcement of the Ground Lease on behalf of tenants generally of the Building); provided, that (i) such fees and disbursements shall not be included to the extent that they are incurred by Landlord in connection with disputes with tenants or other occupants of the Building, including, without limitation, disputes related to the calculation of escalation payments similar in nature to the escalation rent payable hereunder, or the enforcement of leases, licenses or other occupancy agreements, and (ii) such fees and disbursements shall be reasonably apportioned if the services relate to properties in addition to the Real Property;
(xii)    the Common Area Contribution (as defined in the Restrictive Covenant Agreement);
(xiii)    the cost of common area decorations in the Building (except to the extent set forth in Section 4.01(b)(29));
(xiv)    the cost of all alterations, repairs, replacements and/or improvements made at any time by or on behalf of Landlord, whether structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, and whether or not required by this Lease, and all tools and equipment related thereto; provided that if in accordance with generally accepted accounting principles consistently applied (“GAAP”), any of the costs referred to in this clause (xiv) are required to be capitalized, then, except as provided in the last paragraph of this Section 4.01(a) with respect to Green CapEx (as hereinafter defined), such costs shall not be included in Operating Expenses unless they (I) are required by any Legal Requirements (x) hereafter enacted or hereafter applicable to the Real Property, or (y) currently in effect or applicable to the Real Property for which periodic or cyclical compliance may continue to be required from and after the date of this Lease, (II) are intended to reduce expenses that would otherwise be included in Operating Expenses, or (III) constitute a replacement which in Landlord’s reasonable judgment is prudent to make in lieu of repairs to the replaced item(s), in which event the cost thereof, together with interest on such costs under clauses (I) and (III) above at the greater of (A) the Prime Rate in effect on December 31 of the Lease Year in which such costs were incurred or (B) the actual costs incurred by Landlord to finance such alterations, repairs, replacements and/or improvements described in clauses (I), (II) and (III) of this clause (xiv), shall be amortized on a level payment basis (including principal and, as applicable, interest) and included in Operating Expenses commencing when the item in question is put into service and continuing over the useful life of the item in question (as determined in accordance with GAAP), provided that no such costs shall be included in Operating Expenses for

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the Base Lease Year. The annual amortized amount so included in Operating Expenses for any year on account of such capital improvements or capital items which are intended to reduce Operating Expenses, as described in clause (II) of this clause (xiv), shall not exceed Landlord’s reasonable calculation (“Landlord’s Saving Calculation”) of the annual savings in Operating Expenses that such improvements or items were designed to achieve. Landlord’s Savings Calculation shall be supported by an analysis prepared by a reputable third party engineer or consultant on behalf of Landlord in accordance with commercially reasonable industry standards with respect to the applicable item (and which analysis, at Tenant’s request, shall be furnished by Landlord to Tenant).
(xv)    customary costs and expenses allocated by Landlord to areas in the Building that are used for Building management offices, storage areas, workshops or similar purposes, provided, that such costs are for the purpose of managing the Building and provided further, that such rent shall not exceed the then fair market rental value for any such space (based upon recently completed transactions in the Building) and that the amount of space allocated for the Building management office shall not exceed 4,500 rentable square feet;
(xvi)    levies and assessments, fees, dues, contributions and other similar or like charges paid by or on behalf of Landlord or Landlord’s affiliates to civic or other real estate organizations (provided the same do not exceed the level customarily paid by owners of first-class office buildings located in downtown Manhattan that are comparable to the Building; and further provided, however, that if and to the extent that any of such levies, assessments, dues, fees, contributions or charges are properly allocable to properties other than the Real Property, then the foregoing amounts shall only be included as Operating Expenses in the same proportion that their proper allocation to the Real Property bears to all property (including the Real Property) and any assessments, dues, levies or charges paid to any business improvement district or re-development agency or similar organization or to any entity on behalf of such an organization, including the Downtown Lower Manhattan Business Improvement District or any other similar agency (except to the extent included in PILOT Charges);
(xvii)    all other costs and expenses properly allocated by Landlord to the operation, cleaning, repair, replacement, safety (including fire safety), management, security and maintenance of the Land and Building and the entranceways, access and egress points, sidewalks, curbs, plazas and other areas forming a part of or adjoining or servicing the Land and the Building, in accordance with the standards applicable to a first-class office building in downtown Manhattan; and
(xviii)    management fees not to exceed three percent (3%) of the gross revenues derived from the Building (calculated as though the rent commencement dates have occurred for 100% of the leases in the Building (including, without limitation, this Lease)); provided that if Landlord or an Affiliate of Landlord is the Property Manager then the annual management fee shall be equal to three percent (3%) of the gross revenues derived from the Building (calculated as though the rent commencement dates have occurred for 100% of the leases in the Building (including, without limitation, this Lease)).
In addition to the foregoing Operating Expenses, the term “Operating Expenses” shall also include all costs incurred after the Base Lease Year for any of the following: (i) all costs

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of maintaining, managing, reporting, commissioning, and re-commissioning the Building, the Real Property or any part thereof which is designed, renovated, modified, upgraded and/or built to be sustainable and conform with the U.S. Environmental Protection Agency’s Energy Star ® rating system and/or Design to Earn Energy Star 71 (“Energy Star Rating System”), the Green Building Initiative’s Green Globes™ for Continual Improvement of Existing Buildings (“Green Globes™-CIEB”) standards, the U.S. Green Building Council’s Leadership in Energy and Environmental Design (“LEED”) rating system, or any similar program or rating system of any successor to any of the foregoing entities or of any federal, state or municipal governmental or quasi-governmental authority; (ii) all costs of applying, reporting and commissioning the Building, the Real Property or any part thereof to seek certification under the Energy Star Rating system, Green Globes™-CIEB, LEED rating system, or other similar rating system; and (iii) all costs of alterations, installations, improvements, replacements, repairs and equipment whether structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, and whether or not required by this Lease incurred (x) in connection with any of the foregoing or (y) to contribute to the lowering of the Building’s or the Real Property’s carbon footprint or the saving of energy consumed in the Building and/or the Real Property (whether such saving is of tenant electricity or base Building or Real Property energy) or (z) to comply with any Legal Requirements which are intended to lower the Building’s or the Real Property’s carbon footprint or save energy, provided, however, that if under GAAP, any of the costs referred to in this clause are required to be capitalized (“Green CapEx”), then such Green CapEx, together with interest thereon at the Prime Rate in effect as of December 31 of the year in which such expenditure is made, shall be amortized or depreciated, as the case may be, over the useful life of the item in question (as determined in accordance with GAAP); provided, however, that with respect to any Green CapEx capital improvement and/or any machinery or equipment which is made or becomes operational, as the case may be, after the Base Lease Year, and which has the effect of reducing the expenses which otherwise would be included in Operating Expenses, the amount included in Operating Expenses in any Lease Year until such Green CapEx has been fully amortized or depreciated, as the case may be, shall be an amount which is the sum of: (1) the amortization or depreciation, as the case may be, of such Green CapEx, which is included in Operating Expenses pursuant to the foregoing provisions in this clause plus (2) the amount of savings, as reasonably estimated by Landlord based on back-up documentation provided to Tenant by Landlord, resulting from the installation and operation of such capital improvement and/or machinery or equipment.
(b)    Notwithstanding anything contained to the contrary in Section 4.01(a), “Operating Expenses” shall exclude or have deducted from them, as applicable:
(1)    salaries, wages, compensation and benefits of: (a) any employee (whether paid by Landlord or the Property Manager): (x) above the grade of Building manager or similarly designated on-site individual who has responsibility for the management of the Building, or (y) who does not devote substantially all of his or her time to the Building, unless such wages, salaries and benefits of any such employee at or below the grade of Building manager who does not devote substantially all of his/her time to the Building are equitably prorated to reflect a reasonable allocation of time spent on operating, managing or otherwise servicing the Building, (b) any officer, member or partner of Landlord

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or its affiliates, or (c) clerks, attendants or other persons or entities in commercial concessions, if any, operated by Landlord or any affiliate thereof;
(2)    capital expenditures for equipment or improvements other than those permitted in clause (xiv) of Section 4.01(a);
(3)    amounts received by Landlord or taken by a lender (or would have been received or taken by a lender had Landlord carried the required insurance) through proceeds of insurance or condemnation proceedings to the extent they are compensation for sums otherwise included in Operating Expenses, and any cost or expense to the extent that an insurance company has previously paid insurance proceeds (whether received by Landlord or taken by a lender) in respect thereof;
(4)    costs incurred in performing work for or furnishing services to any tenant, prospective tenant or occupant of the Building, including any work or other allowance to any tenant, prospective tenant or occupant for its installation, whether at such tenant’s, prospective tenant’s or occupant’s or Landlord’s expense, to the extent that such work or services are in excess of any work or services that Landlord is obligated to perform for or furnish to Tenant at no extra cost to Tenant;
(5)    depreciation, amortization and other non-cash charges, except as provided above in clause (2) of this Section 4.01(b);
(6)    brokerage commissions, advertising expenses, cash allowances, buy-out amounts, promotional expenses and legal or other fees and expenses incurred in leasing or attempting to lease any portion of the Building or incurred in any sale or attempted sale of the Building or any interest therein or any portion thereof;
(7)    the cost of electricity furnished to Tenant pursuant to Article 5 and chilled water furnished to Tenant pursuant to Section 17.01, and the cost of electricity or chilled water furnished to any other tenant or other occupant under its lease or occupancy arrangements, to the extent separately payable by such tenant or occupant for the operation of its own supplemental system;
(8)    financing and refinancing costs (including attorneys’ fees and disbursements, such as mortgage recording tax), prepayment premiums and principal and interest payments and penalties in respect of any indebtedness, except as otherwise provided in this Section 4.01(b);
(9)    any taxes or other amounts included in PILOT Charges;
(10)    the cost of any item included in Section 4.01(a) above to the extent that Landlord is entitled to be reimbursed by insurance or otherwise compensated, including reimbursement or indemnification for such cost by a tenant or any other party, other than by payment of such tenant’s share under provisions comparable to this Article 4 (regardless of whether or not reimbursement is calculated over a base year);

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(11)    succession, gains, estate, recording, transfer, inheritance, excise, excess profits, occupancy or rent, gift, stamp, foreign ownership or control, income, franchise, capital, payroll (other than such taxes as are described in Section 4.01(a)(ii)) and doing-business taxes payable by Landlord or any charges and/or taxes which are payable by individual tenants;
(12)    legal fees, brokerage commissions and other transaction costs and expenses (including, without limitation, New York State and New York City transfer taxes) incurred by Landlord in connection with a sale or transfer of its interest in the Building or the Real Property or in any Person or entity of whatever tier owning an interest therein;
(13)    fees to any Affiliate of Landlord to the extent the same are in excess of market rates (subject, however, to Section 4.01(a)(xviii));
(14)    costs of any repairs, replacements or modifications to the Premises (A) to the extent Landlord is, or is entitled to be, reimbursed or compensated therefor by insurance proceeds or condemnation awards, or (B) for which Landlord would have been compensated by insurance had Landlord carried all the coverages required to be carried by Landlord under the Ground Lease;
(15)    the cost of any HVAC and chilled water services provided to the tenants and occupants of the Building (including Tenant) on a so-called “overtime” basis, to the extent separately paid for by such tenant or occupant;
(16)    arbitration, auditing and legal fees and expenses unrelated to the repair, replacement, safety, maintenance, management, operation, cleaning or security of the Building and unrelated to the preparation of statements required pursuant to additional rent or lease escalation provisions or required pursuant to the Ground Lease, including without limitation (for purposes of excluding the same) those related to the leasing of rentable space, tenant disputes, the prosecution or defense of any action involving any tenant at the Building, and the modification or extension of any mortgage or any ground, underlying or superior lease;
(17)    Ground Rents and any rent, additional rent or other charge under any ground lease, lease or sublease assumed, directly or indirectly, by Landlord;
(18)    the cost of any judgment, settlement or arbitration award resulting from, or payments of any amounts to any person seeking recovery for, negligence and/or any tort liability, including without limitation, any deductible under any liability insurance policy and all related legal fees and disbursements;
(19)    expenditures on account of Landlord’s acquisition or sale of any air rights or development rights, easements or other property interests including related legal fees and disbursements;

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(20)    the cost of installing, operating and maintaining any communications or other dishes or antennas on the roof of the Building which are unrelated to the maintenance, management, operation and security of the Building or any specialty service or amenity such as an observatory, broadcasting facility, or club;
(21)    (i) the cost (including, without limitation, legal fees and disbursements) of (x) enforcing any obligations of other tenants or occupants of the Building and defending any suits brought by tenants with respect to their leases and (y) any disputes with employees of the Building; and (ii) all other legal and other professional expenses not related to the operations, maintenance, and/or security of the Building;
(22)    the cost of any work or service performed for any facility other than the Real Property or any portion thereof;
(23)    the cost of any expansions to the Building after the date hereof and any costs arising therefrom (including, without limitation, increased PILOT Charges and Operating Expenses, unless the Rentable Square Footage of such expansion is included in computing the denominator for purposes of Tenant’s Proportionate Operating Share and/or Tenant’s Proportionate Tax Share, in which case such PILOT Charges and Operating Expenses shall be included therein);
(24)    expenses (including, without limitation, attorney’s fees and overtime pay) incurred in curing a default by Landlord under this Lease or any other lease of space in the Building, a contract for services at the Building, or under any mortgage or insurance policy affecting the Building to the extent that such expenses are greater than the expenses Landlord would have incurred had Landlord performed such obligation timely;
(25)    any off-site general and administrative expenses not associated with the operation of the Real Property;
(26)    any bad debt loss or rent loss;
(27)    reserves of any kind (including reserves for bad debts or rent loss);
(28)    all costs associated with the operation of the business of the entity which constitutes Landlord, as the same are distinguished from the costs of operation of the Real Property, including accounting fees, legal fees and any costs incurred by Landlord in disputes between Landlord and (a) third parties employed by Landlord that are not engaged in Building operations, or (b) any Superior Mortgagee (except to the extent that actions of any tenant may be in issue);
(29)    to the extent that any costs that are otherwise includable in Operating Expenses are incurred with respect to both the Real Property and other properties (including labor costs of Landlord’s personnel who provide services to both the Building and other properties), there shall be excluded from Operating Expenses a fair and reasonable percentage thereof that is properly allocable to such other properties;

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(30)    (x) costs to acquire, lease or replace (other than with items that do not constitute sculptures, paintings and other works of fine art) sculptures, paintings and other works of fine art, and (y) costs to insure, restore or remove any sculptures, paintings or other works of fine art to the extent that such costs exceed the costs to insure, restore or remove decorative art work customarily found in first class office buildings in downtown Manhattan (but nothing contained herein shall be deemed to preclude Landlord from including as an Operating Expense routine costs to clean, maintain and secure any such works of art in the public areas of the Building);
(31)    costs relating to withdrawal liability or unfunded pension liability under the Multi-Employer Pension Plan Act or similar laws;
(32)    the cost of installing, operating and maintaining any specialty facility, such as an observatory or broadcasting facility, luncheon club, athletic or recreational club, child care facility, auditorium, cafeteria or dining facility, conference center or other similar service or amenity not offered as of the date of this Lease;
(33)    any interest, fine, penalty or other late charges payable by Landlord, incurred as a result of late payments of any nature (including interest owed or credited to Tenant after the resolution of a dispute), except to the extent such interest, fine, penalty or other late charge was incurred with respect to a payment, part or all of which was the responsibility of Tenant hereunder, and which Tenant did not make as and when due under this Lease;
(34)    costs of repairs or replacements incurred by Landlord by reason of fire or other insurable casualty, except to the extent incurred as a result of the deductible portion of Landlord’s insurance policy;
(35)    costs and expenses that would not have been incurred but for an obligation to indemnify any Building tenant or occupant (including Tenant), pursuant to its lease or otherwise, to the extent that such costs and expenses are greater than the costs and expenses Landlord would have incurred in the absence of any such obligation;
(36)    costs associated with the removal, encapsulation or other treatment of any materials characterized as of the date of this Lease as Hazardous Materials (“Pre-Existing Hazardous Materials”), other than any such costs with respect to any Pre-Existing Hazardous Materials in or about the public or common areas of the Building (other than asbestos) used in compliance with all applicable Legal Requirements in the ordinary course of operating and maintaining the Building, all of which costs may, subject to the other applicable provisions of this Section 4.01, be included in Operating Expenses;
(37)    any costs, other than costs relating to the common areas of the Building, incurred in connection with any space in the Building devoted to retail use (it being understood that, as reasonably determined by Landlord, (x) the costs of operating and maintaining the common areas adjoining such retail areas may be included in Operating Expenses and (y) costs incurred by Landlord for insurance and other costs which are incurred

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in connection with the retail areas together with the other portions of the Building (and not separately for such retail areas), shall not be excluded from Operating Expenses pursuant to this clause (37));
(38)    costs incurred in connection with “tenant relations” parties, events or promotions, except to the extent that the same are consented to in writing by Tenant;
(39)    costs of compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord providing ancillary services in the Building in respect of which users pay a separate charge (such as a shoe shine stand or a newsstand);
(40)    costs arising from Landlord’s charitable or political contributions, except as otherwise permitted pursuant to clause (xvi) of Section 4.01(a);
(41)    any entertainment, dining or travel expenses for any purpose;
(42)    costs of any flowers, gifts or balloons provided to any Person (including Tenant);
(43)    costs expressly excluded from Operating Expenses by any other provision of this Lease;
(44)    costs of any so-called “above standard” cleaning of the leasable areas of the Building (including construction cleanup, dumpsters, related trash collection, removal, hauling and dumping, special cleanings associated with parties and other events, and specific tenant requirements in excess of the cleaning services being provided to Tenant without Additional Rent charges under this Lease);
(45)    expenses of relocating or moving any tenants or other occupants of the Building;
(46)    costs of acquiring or replacing any separate electric meter Landlord may provide to any of the other tenants or occupants of the Building (excluding Tenant) measuring electricity in such tenants’ or occupants’ premises;
(47)    the cost of correcting latent defects in Landlord’s Work, to the extent that Tenant shall notify Landlord thereof on or prior to the earlier to occur of (i) the first (1st) anniversary of the Rent Commencement Date and (ii) the first (1st) anniversary of the date on which Tenant shall commence occupancy of the Premises for the conduct of Tenant’s business therein (in either case, with time being of the essence);
(48)    costs incurred by Landlord which result from Landlord’s violation of Legal Requirements existing as of the date of this Lease (provided that Landlord is obligated to comply with such Legal Requirements hereunder), to the extent that such costs are in excess of those that Landlord would otherwise have incurred were it not in violation of such Legal Requirements as of the date hereof;

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(49)    costs incurred by Landlord which result from Landlord’s violation of Insurance Requirements existing as of the date of this Lease (provided that Landlord is obligated to comply with such Insurance Requirements hereunder), to the extent that such costs are in excess of those that Landlord would otherwise have incurred were it not in violation of such Insurance Requirements as of the date hereof; and
(50)    any capital expenditures incurred by Landlord (x) to alter or improve any space in the Building devoted to retail use and/or (y) to facilitate the reduction of the NYMEX leasehold interests in the Building (including any related modifications to the vertical transportation systems and fire stairways in the Building).
Section 4.02    Adjustments to Operating Expenses. If during any Lease Year, including the Base Lease Year, (i) any of the space on or above the second (2nd) floor of the Building shall be vacant or unoccupied, and/or (ii) the tenant or occupant of any space on or above the second (2nd) floor of the Building undertook to perform work or services therein in lieu of having Landlord (or Landlord’s Affiliates) perform the same and the cost thereof would have been included in Operating Expenses, then, in any such event(s), the Operating Expenses for such period shall be increased by an amount equal to the additional Operating Expenses that would reasonably have been incurred if such space had been 100% occupied or if Landlord (or Landlord’s Affiliates) had performed such work or services, as the case may be; it being the intent of the parties that Tenant’s liability for Operating Expenses shall be determined by reference to the assumed operation and maintenance of such space at 100% occupancy with respect to each Lease Year. If during any Lease Year, including the Base Lease Year, any services provided to the tenants of the Building by Landlord as part of Operating Expenses shall be provided at a discounted rate due to temporary contractual incentives or concessions or due to the existence of a warranty period, then such services shall be included in Operating Expenses at the “fully costed” rate (i.e., without taking any such temporarily discounted rate, concessions or warranty period into account).
Section 4.03    Operating Payment. For each Lease Year after the Base Lease Year, Tenant shall pay to Landlord in accordance with Sections 4.04, 4.05 and 4.07 below (“Tenant’s Operating Payment”), Tenant’s Proportionate Operating Share of the amount, if any, by which Operating Expenses for such Lease Year exceed the Base Operating Amount.
Section 4.04    Estimates of Operating Payments. For each Lease Year after the Base Lease Year, Landlord may furnish to Tenant a written statement setting forth Landlord’s estimate of Tenant’s Operating Payment (an “Operating Estimate”) for such Lease Year. Tenant shall pay to Landlord on each Payment Date during each Lease Year an amount equal to 1/12th of the Operating Estimate for such Lease Year. If Landlord has not furnished an Operating Estimate prior to the commencement of any such Lease Year, then (a) assuming an Operating Estimate had been furnished with respect to a previous Lease Year, until the first Payment Date following the month in which a current Operating Estimate is furnished to Tenant, Tenant shall pay to Landlord on each Payment Date an amount equal to the monthly sum payable by Tenant to Landlord under this Section 4.04 in respect of the last month of the preceding Lease Year; and (b) regardless of whether an Operating Statement had been previously furnished, promptly after an Operating Estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the aggregate

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amount of the installments of Tenant’s Operating Payment previously made for such Lease Year (if any) is more or less than the aggregate amount of the installments of Tenant’s Operating Payment to be made for such Lease Year in accordance with such Operating Estimate; and (i) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after delivery of such Operating Estimate, or (ii) if there shall have been an overpayment, Landlord shall either refund to Tenant the amount thereof within thirty (30) days after the delivery of such Operating Estimate or credit Tenant against the next monthly installment of Rent with the amount of such excess; and (iii) on the first Payment Date following the month in which such Operating Estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such Lease Year, Tenant shall pay to Landlord an amount equal to 1/12th of Tenant’s Operating Payment shown on such Operating Estimate. Landlord may at any time or from time to time furnish to Tenant a revised Operating Estimate and, in such case, Tenant’s Operating Payment for such Lease Year shall be adjusted and paid or refunded, as applicable, substantially in the same manner as provided in the preceding sentence. The rights and obligations of Landlord and Tenant with respect to any Additional Rent owed or to be refunded under this Section 4.04 shall survive the expiration or earlier termination of this Lease.
Section 4.05    Landlord’s Annual Operating Statement. (a) Within one hundred eighty (180) days after the end of each Lease Year following the Base Lease Year, Landlord shall endeavor to furnish to Tenant Landlord’s statement in respect of Operating Expenses for such Lease Year (an “Operating Statement”). If any Operating Statement shall show that the sums paid by Tenant under Section 4.04 exceeded Tenant’s Operating Payment owed for such Lease Year, Landlord shall either refund to Tenant the amount of such excess within thirty (30) days after the delivery of such Operating Statement or credit Tenant against the next monthly installment of Rent with the amount of such excess. If any Operating Statement shall show that the sums so paid by Tenant were less than Tenant’s Operating Payment owed for such Lease Year, Tenant shall pay the amount of such deficiency within thirty (30) days after the delivery of such Operating Statement. The rights and obligations of Landlord and Tenant with respect to any Additional Rent owed or to be refunded under this Section 4.05(a) shall survive the expiration or earlier termination of this Lease.
(b)    Landlord’s failure to render an Operating Statement with respect to any Lease Year shall not prejudice Landlord’s right to thereafter render an Operating Statement with respect thereto or with respect to any subsequent Lease Year; provided, that if Landlord shall fail to render an Operating Statement to Tenant with respect to any Lease Year within three (3) years after the end of such Lease Year, then Landlord shall be deemed to have waived any further right to collect an underpayment by Tenant of Operating Expenses for such Lease Year.
(c)    (d)    Tenant, upon notice given to Landlord within one hundred eighty (180) days after Tenant’s receipt of an Operating Statement, may elect to have Tenant’s designated (in such notice) examiner (“Tenant’s Examiner”) who may be either (x) an employee of Tenant who is either a certified public accountant or an accountant familiar with the analysis of operating expenses with respect to first-class office buildings located in Manhattan that are comparable to the Building or (y) an independent certified public accounting firm comprised of at least fifteen (15) members who shall be certified public accountants, provided that Tenant’s Examiner shall not be compensated in whole or in part on a contingency basis, and provided further that Tenant’s Examiner

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(or any of the members of such firm) shall not be, and shall not at any time during the Term have been, an Affiliate of, or an officer, director, principal, or employee of, the Property Manager or of Landlord) examine such of Landlord’s books and records (collectively, the “Records”) as are directly relevant to the Operating Expenses reflected in such Operating Statement for a period not to exceed one hundred twenty (120) days following the date on which the Records are first made available as provided in this Section 4.05(c)(i). As a condition to Tenant’s right to have the Records examined, Tenant shall pay all sums required to be paid in accordance with the Operating Statement in question. If Tenant shall not give such notice of its intention to examine Operating Expenses in accordance with this Section 4.05(c)(i) within such one hundred eighty (180) day period following Tenant’s receipt of an Operating Statement, then such Operating Statement shall be conclusive and binding upon Tenant. Tenant and Tenant’s employees, Tenant’s Examiner and Tenant’s agents shall treat all Records as confidential, and, upon request by Landlord, shall confirm such confidentiality obligation in writing.
(i)    Tenant, within one hundred twenty (120) days after the date on which the Records are first made available as provided above in Section 4.05(c)(i), may send a notice (“Tenant’s Statement”) to Landlord that Tenant disagrees with the applicable Operating Statement, specifying in reasonable detail the basis for Tenant’s disagreement and the amount of the Tenant’s Operating Payment Tenant claims is due. If Tenant fails to deliver a Tenant’s Statement within such one hundred twenty (120) day period after the date on which the Records are first made available, then such Operating Statement shall be conclusive and binding on Tenant. If Tenant delivers a Tenant Statement within such one hundred twenty (120) day period, then Landlord and Tenant shall attempt to resolve such disagreement. If they are unable to do so, then provided that the amount of the Tenant’s Operating Payment Tenant claims is due is substantially different from the amount of the Tenant’s Operating Payment Landlord claims is due, Tenant may notify Landlord, within one hundred twenty (120) days after the date on which the Records are made available to Tenant in connection with the disagreement in question, that Tenant desires to have such disagreement determined by an Arbiter, which shall be the exclusive means of determining the disagreement, and promptly thereafter Landlord shall designate, subject to Tenant’s reasonable approval, a certified public accountant (the “Arbiter”) whose determination made in accordance with this Section 4.05(c)(ii) shall be binding upon the parties; it being understood that if the amount of the Tenant’s Operating Payment Tenant claims is due is not substantially different from the amount of the Tenant’s Operating Payment Landlord claims is due, then Tenant shall have no right to arbitrate such amount and shall pay the amount that Landlord claims is due to the extent not theretofore paid. If Tenant timely delivers a Tenant’s Statement, the disagreement referenced therein is not resolved by the parties and Tenant fails to notify Landlord of Tenant’s desire to have such disagreement determined by an Arbiter within the one hundred twenty (120) day period set forth in the preceding sentence, then the Operating Statement to which such disagreement relates shall be conclusive and binding on Tenant. If the determination of the Arbiter shall substantially confirm the determination of Landlord, then Tenant shall pay the cost of the Arbiter. If the Arbiter shall substantially confirm the determination of Tenant, then Landlord shall pay the cost of the Arbiter. In all other events, the cost of the Arbiter shall be borne equally by Landlord and Tenant. The Arbiter shall (i) be a certified public accountant and a member of an independent certified public accounting firm comprised of at least fifteen (15) members who shall be certified public accountants, and (ii) have at least ten (10) years’ experience in preparing and/or auditing the financial statements of owners and/or

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operators of first class office buildings in downtown Manhattan which are similar to the Building. If Landlord and Tenant shall be unable to agree upon the designation of the Arbiter within fifteen (15) days after notice from Landlord to Tenant requesting agreement as to the designation of the Arbiter, then either party shall have the right to request that the American Arbitration Association (or any organization which is the successor thereto) (the “AAA”) designate as the Arbiter a certified public accountant having the qualifications described above in this Section 4.05(c)(ii), and the cost of such certified public accountant shall be borne as provided above in the case of the Arbiter designated by Landlord and Tenant. Any determination made by an Arbiter in accordance with this Section 4.05(c)(ii) shall be conclusive and binding upon the parties. Notwithstanding anything to the contrary set forth herein, the determination of the Arbiter shall not exceed the amount determined to be due in the first instance by the Operating Statement, nor shall such determination be less than the amount claimed to be due by Tenant in Tenant’s Statement, and any determination which does not comply with the foregoing shall be null and void and not binding on the parties. In rendering such determination, the Arbiter shall not add to, subtract from or otherwise modify the provisions of this Lease, including the immediately preceding sentence. Pending the resolution of any contest pursuant to this Section 4.05(c)(ii), and as a condition to Tenant’s right to prosecute such contest, Tenant shall pay all sums required to be paid in accordance with the Operating Statement in question. If Tenant shall prevail in such contest, an appropriate refund within thirty (30) days after such final determination has been made or credit against the next monthly installment of Rent shall be made by Landlord to Tenant. The term “substantially” as used in this Section 4.05(c)(ii), shall mean a variance of four percent (4%) or more of the Tenant’s Operating Payment in question. If the amount of the Tenant’s Operating Payment Tenant claims is due is not substantially different from the amount of the Tenant’s Operating Payment Landlord claims is due, the procedure set forth in this Section 4.05(c)(ii) for the resolution of disputes regarding the amount of said Tenant’s Operating Payment shall not preclude Tenant from pursuing any other remedies with respect thereto to which Tenant may lawfully be entitled at law or in equity; provided, however, that in any event, as a condition to Tenant’s right to contest the amount of said Tenant’s Operating Payment, Tenant shall first pay all sums required to be paid in accordance with the Operating Statement in question.
Section 4.06    PILOT Payment. (a) If PILOT Charges for any PILOT Year (or portion thereof), including the PILOT Year in which any Commencement Date occurs, shall exceed the Base PILOT Amount, Tenant shall pay to Landlord a sum (“Tenant’s PILOT Payment”) equal to Tenant’s Proportionate Tax Share of the amount by which PILOT Charges payable for or allocable to such PILOT Year (the first and last of such payments to be prorated in accordance with Section 4.07(b)) are greater than the Base PILOT Amount.
(b)    Landlord may furnish Tenant, prior to the commencement of each PILOT Year, with a written statement (a “PILOT Statement”) setting forth Landlord’s reasonable estimate of Tenant’s PILOT Payment for such PILOT Year. Tenant shall pay to Landlord on each Payment Date during such PILOT Year, an amount equal to 1/12th of Landlord’s estimate of Tenant’s PILOT Payment for such PILOT Year. If Landlord has not furnished Tenant with a PILOT Statement for a particular PILOT Year or if Landlord shall furnish any such estimate for a PILOT Year subsequent to the commencement thereof, then (i) until the first Payment Date following the date on which a PILOT Statement is furnished for such PILOT Year to Tenant, Tenant shall pay to Landlord on each Payment Date an amount equal to the monthly installment payable by Tenant to Landlord under

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this Section 4.06 in respect of the last month of the preceding PILOT Year, and (ii) promptly after any PILOT Statement is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the aggregate amount of the installments of Tenant’s PILOT Payment previously made for such PILOT Year (if any) is more or less than the aggregate amount of the installments of Tenant’s PILOT Payment to be made for such PILOT Year in accordance with such PILOT Statement, and (x) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (y) if there shall have been an overpayment, Landlord shall either refund to Tenant the amount thereof within thirty (30) days after the delivery of such notice, or credit Tenant against the next monthly installment of Rent with the amount of the overpayment, and (z) on the first Payment Date following the date on which such PILOT Statement is furnished to Tenant, and on each Payment Date thereafter during the remainder of such PILOT Year, Tenant shall pay to Landlord an amount equal to 1/12th of Tenant’s PILOT Payment shown on such PILOT Statement. Landlord may at any time or from time to time furnish to Tenant a revised PILOT Statement and, in such case, Tenant’s PILOT Payment for such PILOT Year shall be adjusted and paid or refunded (or credited), as the case may be, substantially in the same manner as provided in the preceding sentence. Within a reasonable period following the date on which Landlord becomes aware of the actual required Tenant’s PILOT Payment for a PILOT Year, Landlord shall give notice to Tenant (“Landlord’s PILOT Reconciliation Notice”) stating whether the aggregate amount of the installments of the estimated Tenant’s PILOT Payment previously made for such PILOT Year is more or less than the actual Tenant’s PILOT Payment required to be made for such PILOT Year, and (I) if there shall be a deficiency, Tenant, shall pay the amount thereof within thirty (30) days after demand therefor, or (II) if there shall have been an overpayment, Landlord shall either refund to Tenant the amount thereof, within thirty (30) days after the delivery of such Landlord’s PILOT Reconciliation Notice, or credit Tenant against the next monthly installment of Rent with the amount of the overpayment. The rights and obligations of Landlord and Tenant with respect to any Additional Rent owed or to be refunded under this Section 4.06(b) shall survive the expiration or earlier termination of this Lease.
(c)    Landlord’s failure to render a PILOT Statement or a Landlord’s PILOT Reconciliation Notice with respect to any PILOT Year at the times contemplated herein shall not prejudice Landlord’s right to thereafter render a PILOT Statement or a Landlord’s PILOT Reconciliation Notice with respect thereto or with respect to any subsequent PILOT Year, provided, however, that if Landlord fails to render a PILOT Statement or a Landlord’s PILOT Reconciliation Notice to Tenant with respect to any PILOT Year on or before the date which is the later to occur of (i) two (2) years following the expiration of such PILOT Year or (ii) two (2) years after the date of settlement of any certiorari proceedings for any such PILOT Year, then, in such event, Landlord shall no longer have the right to render a PILOT Statement or a Landlord’s PILOT Reconciliation Notice, as the case may be, with respect to such PILOT Year. Each Landlord’s PILOT Reconciliation Notice shall be conclusive and binding upon Tenant unless within ninety (90) days after receipt thereof Tenant shall notify Landlord that it disputes the correctness of such Landlord’s PILOT Reconciliation Notice, specifying those respects in which it is claimed to be incorrect (it being agreed, however, that Tenant’s right to dispute such Landlord’s PILOT Reconciliation Notice shall be limited to the arithmetic accuracy thereof, and that, without limitation, Tenant shall have no right to dispute or contest the assessed value of the Building), and except as so specified, every Landlord’s PILOT Reconciliation Notice shall be conclusive and binding upon Tenant.

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(d)    Notwithstanding anything contained herein to the contrary, if the PILOT Charges comprising the Base PILOT Amount are reduced as a result of an appropriate proceeding or otherwise, such PILOT Charges as so reduced shall for all purposes be deemed to be the Base PILOT Amount and Landlord shall notify Tenant of the amount by which the Tenant’s PILOT Payments previously made were less than the Tenant’s PILOT Payments required to be made under this Section 4.06, and Tenant shall pay the deficiency within thirty (30) days after demand therefor.
(e)    Notwithstanding anything contained herein to the contrary, if Landlord shall receive a refund of PILOT for any PILOT Year, Landlord shall either pay to Tenant, within thirty (30) days after Landlord’s receipt thereof, or credit against subsequent Base Rent and Additional Rent under this Lease, Tenant’s Proportionate Tax Share of the net refund (after deducting from such refund the customary out-of-pocket costs and expenses actually incurred by Landlord in obtaining the same, including, without limitation, appraisal, accounting and reasonable legal fees, to the extent that such costs and expenses were not included in the PILOT Charges for such PILOT Year) and Landlord shall notify Tenant of the amount of such credit if Landlord elects to permit Tenant such credit; provided, however, such payment or credit to Tenant shall in no event exceed Tenant’s PILOT Payment paid for such PILOT Year.
Section 4.07    Prorations of Tenant’s Operating Payments and Tenant’s PILOT Payments. (a)  If any Commencement Date or the Expiration Date hereunder shall occur on a date other than January 1 or December 31, any Additional Rent owed under Section 4.03 for the first Lease Year or the last Lease Year, respectively, shall be apportioned in that percentage which the number of days in the period from such Commencement Date to December 31 (with respect to the first Lease Year) or from January 1 to the Expiration Date (with respect to the last Lease Year), both inclusive, shall bear to the total number of days in such Lease Year (assuming a year of twelve 30-day months).
(b)    If any Commencement Date or the Expiration Date shall occur on a date other than July 1 or June 30, any Additional Rent owed under Section 4.06 for the first PILOT Year or the last PILOT Year, respectively, shall be apportioned in that percentage which the number of days in the period from such Commencement Date to June 30 (with respect to the first PILOT Year) or from July 1 to the Expiration Date (with respect to the last PILOT Year), both inclusive, shall bear to the total number of days in such PILOT Year (assuming a year of twelve 30-day months).
(c)    In the event of the expiration or termination of this Lease, any such Additional Rent owed or to be refunded under this Article 4 shall be paid within thirty (30) days after submission of an Operating Statement or PILOT Statement, as the case may be, and the rights and obligations of Landlord and Tenant under the provisions of this Article 4 with respect to any Additional Rent (including Tenant’s rights under Section 4.05(c) and Section 4.06(c)) shall survive the expiration or termination of this Lease.
(d)    Tenant shall pay any and all commercial rent occupancy tax and any other occupancy tax or rent tax relating to the Premises now in effect or hereafter enacted. If any occupancy tax or rent tax (including, without limitation, any commercial rent occupancy tax) now in effect or hereafter enacted shall be payable by Landlord in the first instance or hereafter is required to be paid by Landlord, then Tenant shall reimburse Landlord as Additional Rent for all such amounts paid within thirty (30) days of demand.

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Section 4.08    General. Landlord and Tenant confirm that the computations under this Article 4 are intended to constitute a formula for agreed rental escalation and may or may not constitute an actual reimbursement to Landlord for PILOT Charges and other costs and expenses incurred by Landlord with respect to the Real Property. If the Building shall be condominiumized, then Tenant’s Operating Payments and PILOT Payments shall, if necessary, be equitably adjusted such that Tenant shall thereafter continue to pay the same share of the PILOT Charges and Operating Expenses of the Building as Tenant would pay in the absence of such condominimization.
ARTICLE 5

ELECTRICITY
Section 5.01    Tenant’s Electricity Costs. (j)  Subject to Section 5.02(a), Tenant covenants and agrees to obtain electricity for the Premises on a submetered basis from Landlord or Landlord’s designee on the terms and conditions set forth in this Article 5. Tenant shall pay to Landlord monthly in accordance with Section 5.01(b), as Additional Rent, an amount equal to 102.5% of Tenant’s Electricity Costs for electricity used in the Premises.
(k)    Landlord shall deliver bills to Tenant (each, a “Tenant’s Electricity Bill”) for an amount equal to 102.5% of Tenant’s Electricity Costs for the period commencing with the day following the last day covered in any previous bill (“Electricity Billing Period”) delivered by Landlord under this Section 5.01(b), and Tenant shall pay as Additional Rent the amount set forth in such bill (“Tenant’s Electricity Payment”) within thirty (30) days after such bill is delivered to Tenant.
(l)    Landlord’s failure to render Tenant’s Electricity Bill with respect to any Electricity Billing Period shall not prejudice Landlord’s right to thereafter render Tenant’s Electricity Bill with respect to such Electricity Billing Period or with respect to any subsequent Electricity Billing Period. Notwithstanding the foregoing, Landlord shall endeavor to send a monthly Tenant’s Electricity Bill to Tenant, in each case within thirty (30) days after receipt by Landlord of all information necessary for the preparation of such Tenant’s Electricity Bill from the electrical service provider for the Building.
(m)    Each Tenant’s Electricity Bill shall be conclusive and binding upon Tenant unless within ninety (90) days after receipt thereof Tenant shall notify Landlord that it disputes the correctness of Tenant’s Electricity Bill. During such ninety (90) day period, Landlord shall provide Tenant with such information relating to the calculation of Tenant’s Electricity Payment as Tenant may reasonably request. Any dispute as to which Tenant has timely notified Landlord pursuant to the above provisions of this Section 5.01(d) that is not resolved within ninety (90) days after the giving of such Tenant’s Electricity Bill may be submitted by either Landlord or Tenant for resolution by arbitration in accordance with the provisions of Article 21, provided that each arbitrator appointed to resolve such dispute shall be a member or employee of a reputable electrical engineering company having at least ten (10) years’ experience in the field. Tenant shall pay the cost of the arbitrators in resolving such dispute (unless Tenant shall be found to have been overcharged by more than four percent (4%), in which case Landlord shall pay the cost of the arbitrators in connection therewith),

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and the decision of the arbitrators shall be final and binding on Landlord and Tenant. If it is determined that Tenant has overpaid or underpaid, then Landlord or Tenant, respectively, shall refund to the other the amount so determined to be due or owed within thirty (30) days after such determination, provided, however, that if it is determined in arbitration that Tenant has overpaid by more than four percent (4%) and Landlord shall not refund such overpayment within ten (10) days after the date of such determination, then Landlord shall also refund or credit Tenant interest on the amount of the overpayment at the Default Rate. In all events, in lieu of a refund, Landlord may credit Tenant with any amount due to Tenant against the next monthly installment(s) of Rent.
(n)    Landlord shall have the right, in its sole and absolute discretion, to select any entity or entities which it desires to have as the electrical service provider to the Building (including the Premises), based upon a competitive bid process, provided that such service provider(s) shall have the ability to provide service suitable for a first class office building (including, without limitation, the capacity to meet the required demands of the Building) and shall not charge in excess of then current market rates (and Tenant shall not have the right to select the same or participate in the selection of the same, except and to the extent that any Legal Requirements mandate that Tenant shall have any such rights).
(o)    If Tenant occupies the Premises or any portion thereof for the conduct of its business or otherwise prior to the installation of Tenant’s Submeters, then until the installation of Tenant’s Submeters, Tenant shall pay $3.00 per Rentable Square Foot so occupied per annum (or $1.50 during the period of construction of the Initial Tenant Work and the Initial Restroom Work in the Premises, prior to conducting business in the Premises, to prepare the Premises for its initial use and occupancy), which amount shall be prorated if the period of such occupancy prior to the installation of such submeters involves a portion of a year.
Section 5.02    Maintenance of Submeters. (g)  To the extent that it has not already been done, Landlord shall, at Tenant’s cost and expense, procure and install Tenant’s Submeters, and Tenant shall, at Tenant’s cost and expense, connect all capacity or distribution into Tenant’s Submeters. Tenant shall reimburse Landlord, within thirty (30) days after demand, for the cost and expense incurred by Landlord in procuring and installing Tenant’s Submeters. Tenant shall, at its cost and expense, maintain, repair and replace, as necessary, Tenant’s Submeters. If Tenant desires to replace any Tenant’s Submeters during the Term, the location(s) and type of submeters to be installed by Tenant in replacement of any existing Tenant’s Submeters shall be subject to Landlord’s prior approval (which approval shall not be unreasonably withheld).
(h)    If at any time during the Term any of Tenant’s Submeters are not in working order, then until the repair of such submeters Tenant shall pay for electrical consumption for such portion of the Premises at a rate based on the average Tenant’s Electricity Costs incurred for the remainder of the Premises, or if not available, based on Tenant’s prior usage and demand, in each case as reasonably estimated by Landlord, payable in equal monthly installments on the first day of each month.
(i)    At any time during the Term, at Tenant’s option, or if submetering of electricity in the Building is hereafter prohibited by any Legal Requirements hereinafter enacted, by any order or ruling of the Public Service Commission of the State of New York, or by any judicial

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decision of any appropriate court, then within ten (10) days after Landlord’s written request, Tenant shall apply to the appropriate public utility company servicing the Building for direct electric service and shall bear all costs and expenses necessary to comply with all rules and regulations of such public utility company pertinent thereto. Upon the commencement of such direct service, Landlord and/or the meter company designated by Landlord shall be relieved of any further obligation to furnish electricity to Tenant pursuant to this Lease. Landlord shall permit the existing wires, conduits and electrical equipment used to provide electricity to the Premises to be used for Tenant’s direct electric service, such that Tenant shall be provided with at least the same service as it had immediately prior to such change. Any additional riser or risers, feeders or service to supply Tenant’s electrical requirements will be installed by Landlord, at the sole cost and expense of Tenant, if in Landlord’s reasonable judgment the same are reasonably feasible to install, necessary to Tenant’s permitted use and operation of the Premises and the installation or use thereof will not cause damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition or interfere with or disturb other tenants or occupants.
Section 5.03    Additional Taxes. If any tax is imposed by any Governmental Authority upon Landlord’s receipt of moneys from the furnishing of electricity to Tenant hereunder, Tenant shall pay such taxes to Landlord as Additional Rent within thirty (30) days after Landlord’s demand therefor (provided, that Tenant shall not be obligated under the foregoing to pay any income taxes payable by Landlord to the extent that such income taxes arise from Landlord having profited on the furnishing of electricity to Tenant).
Section 5.04    Usage. (e)  Tenant’s use of electricity in the Premises shall not at any time exceed the capacity of the electrical conductors and equipment in or otherwise serving the Premises, nor shall Tenant connect to the Building’s electricity distribution system electrical equipment capable of drawing more than the Available Electric Capacity. Without limiting the foregoing restrictions on Tenant’s use of electricity, the Premises are served by vertical risers and electrical conductors which are and will continue to be capable of supplying to Tenant the Available Electric Capacity. Tenant hereby acknowledges and agrees that as a condition to Landlord providing the Available Electric Capacity, Tenant shall install the electrical switch gear and fusing protection for the Building’s electrical distributions system from any electrical load in excess of the Available Electric Capacity. “Available Electric Capacity” means, with respect to each Floor of the Initial Premises, that six (6) watts of connected load per useable square foot (exclusive of electric power used for Building HVAC or other Building Systems to be supplied to the Initial Premises pursuant to Section 17.01(a) of this Lease) shall be supplied to a disconnect on such Floor. Throughout the Term, subject to compliance with the terms and conditions of this Lease governing Alterations, Tenant shall have the right to distribute the Available Electric Capacity throughout the Premises at Tenant’s discretion, provided, however, that (x) if Tenant shall exercise the Contraction Option, then the Cancelled Floor shall be delivered to Landlord with at least six (6) watts of connected load per useable square foot (exclusive of electric power used for Building HVAC or other Building Systems supplied to such Cancelled Floor) available to such space, and (y) if Landlord shall exercise a Landlord’s Recapture Option with respect only to a portion of the Premises, then such portion of the Premises shall be delivered to Landlord with at least six (6) watts of connected load per useable square foot (exclusive of electric power used for Building HVAC or other Building Systems supplied to such space) available to such portion of the Premises. Tenant shall have the right to utilize any

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existing equipment located on each Floor of the Premises for Tenant’s electrical installations, provided, however, that any such equipment shall be made available on an “as is, where is” basis (it being agreed that Landlord makes no representations or warranties as to the condition or utility of any such equipment, except to the extent otherwise expressly set forth in this Lease).
(f)    Except as provided herein, Tenant shall not make or perform, or permit the making or performing of, any Alterations to wiring installations or other electrical facilities in or serving the Premises or add any substantial electrical equipment (other than ordinary and usual office equipment) in the Premises without complying with all of the applicable provisions of this Lease governing Alterations, including the requirement that Tenant obtain Landlord’s prior written approval of the plans and specifications for such work. Should Landlord grant (or be deemed to have granted) any such approval, all additional risers or other equipment required therefor (including additions to or the rewiring of Tenant’s Submeters) shall be installed by Tenant at Tenant’s sole cost and in accordance with all of the terms, covenants and conditions of this Lease, including the provisions of Article 14.
Section 5.05    Failure or Defect in Supply. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electricity furnished to Tenant by reason of any requirement, act or omission of the public utility or other provider furnishing the Premises with electricity or for any other reason not attributable to the negligence or willful misconduct of Landlord, its agents, contractors, subcontractors or employees.
Section 5.06    Replacement of Lamps and Bulbs. Tenant, at Tenant’s expense (or, at Tenant’s option, Landlord, at Tenant’s expense), shall furnish and install all replacement lighting tubes, lamps, bulbs and ballasts which Tenant shall require in the Premises. Notwithstanding anything to the contrary contained herein, any work or services to be performed or supplied under this Section 5.06 may only be performed and supplied by a licensed electrician approved by Landlord (which approval shall not be unreasonably withheld or delayed) or by the lighting contractor designated by Landlord for the Building.
ARTICLE 6

USE OF PREMISES
Section 6.01    Permitted Uses. The Premises shall be used and occupied by Tenant (and its permitted subtenants) solely as general and executive offices (and, incidental thereto, such ancillary uses in connection therewith as shall be reasonably required by Tenant in the operation of its business and for no other use or purpose whatsoever); provided that in no event shall the Premises be used for any of the Prohibited Uses (as defined in Section 6.02(a)) or any other use prohibited under this Lease. Notwithstanding anything to the contrary set forth in this Lease, Tenant shall have the right to use the Premises for the following incidental and ancillary uses: (i) for kitchen, cafeteria and café purposes, serving only Tenant and its subtenants and licensees and their respective Affiliates and each of their respective employees, agents and invitees, subject to compliance with the terms and conditions of this Lease governing Alterations and all applicable Legal Requirements, (ii) for conference facilities and clerical support areas, (iii) for trading areas, (iv) for a gym/health club,

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serving only Tenant and its subtenants and licensees and their respective Affiliates and each of their respective employees, subject to compliance with the terms and conditions of this Lease governing Alterations and all applicable Legal Requirements, and (v) for a health care clinic, serving only Tenant and its subtenants and licensees and their respective Affiliates and each of their respective employees, subject to compliance with all applicable Legal Requirements, and provided that no narcotics, prescription pharmaceuticals or controlled substances may be used or dispensed in regard to providing such services and no medical waste shall be produced as a result of or in connection with the provision of such services.
Section 6.02    Prohibited Uses. (a)  Tenant shall not use or occupy the Premises or any part thereof, or permit or suffer the Premises or any part thereof to be used or occupied as or for any of the following (collectively, the “Prohibited Uses”): (i) a retail banking, trust company, or safe deposit business, (ii) a retail savings bank, a retail savings and loan association, or a retail loan company, (iii) the retail sale of travelers’ checks and/or foreign exchange (iv) a retail stock brokerage office (it being agreed that for the purposes of this Lease (including clauses (i) through (iv) above), the term “retail” shall refer to a business whose primary patronage are customers visiting the Premises in person without prior appointment), (v) a restaurant, bar or for the sale of food or beverages (it being acknowledged that nothing contained herein shall prohibit the use of Tenant’s Kitchen or any Dining Facility or prohibit Tenant from installing vending machine(s) containing beverages or snacks in the Premises, for the exclusive use by Tenant’s subtenants, licensees, employees and permitted invitees, provided the same is not visible from the exterior of the Premises, (vi) photographic reproductions and/or offset printing (except that portions of the Premises may be used for photographic reproduction in connection with any business otherwise permitted to be operated in the Premises), (vii) an employment or travel agency (except for the exclusive use of employees of the occupants of the Premises), (viii) a school or classroom (excluding the ancillary or incidental use for training facilities in connection with the business operations of the occupants of the Premises), (ix) medical or psychiatric offices (except to the extent expressly permitted as an ancillary use pursuant to Section 6.01), (x) conduct of an auction (except for electronic, telephonic or written auctions of securities, commodities or businesses, provided that no such auctions are conducted on a face-to-face basis at the Premises and that the commodities being auctioned are not displayed, stored or maintained in the Premises), (xi) gambling activities, (xii) conduct of obscene, pornographic or similar disreputable activities, (xiii) intentionally omitted, (xiv) offices of any agency, department or bureau of the United States Government, any state or municipality within the United States or any foreign government, or any political subdivision of any of them, (xv) offices of any charitable, religious, union or other not‑for‑profit organization (provided, however, that Tenant may host events in the Premises sponsored by or for the benefit of such organizations and the Tenant named herein may sublease the Premises or a portion thereof to one or more Affiliates of said named Tenant which are charitable, religious or other not‑for‑profit organizations), (xvi) offices of any tax exempt entity within the meaning of Section 168(h)(2) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (provided, however, that Tenant may host events in the Premises sponsored by or for the benefit of such entities and the Tenant named herein may sublease the Premises or a portion thereof to one or more Affiliates of said named Tenant which are tax exempt entities), (xvii) a barber shop, beauty salon or manicure shop, (xviii) offices of a public utility company, (xix) as reservation center(s) for airlines or travel agencies, (xx) for clerical support services (except to the

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extent expressly permitted as an ancillary use pursuant to Section 6.01), (xxi) for offices of public stenographers or public typists, (xxii) for any purpose by the Federal Reserve Bank of New York, or (xxiii) for any purpose that would require a change in the certificate of occupancy for the Building (unless Tenant shall, at its sole cost and expense, obtain an amendment to the certificate of occupancy for the Building permitting such use of the Premises, provided further that such use shall not be in violation of the preceding terms and conditions of this Section 6.02).
(b)    The Premises shall not be used for any (i) unlawful business or purpose or in an unlawful manner or for any dangerous or noxious trade or business, or (ii) purpose which would lower the first-class character of the Building, create unreasonable or excessive elevator or floor loads, impair or interfere with any of the Building operations or the proper and economic heating, ventilation, air-conditioning, cleaning, repair, maintenance, operation or other servicing of the Building and/or its systems, facilities and equipment, constitute a public or private nuisance, interfere with, annoy or disturb any other tenant or Landlord, or impair the appearance of the Building, or (iii) purpose or in any way in violation of the certificates of occupancy for the Building in effect from time to time during the Term or of any Legal Requirements, or which may make void or voidable any insurance then in force on the Building. Tenant shall take, immediately upon the discovery of any such prohibited use, all necessary steps, legal and equitable, to compel the discontinuance of such use (including exercising all of its rights and remedies against any subtenants that may be responsible for such use). Landlord agrees that Tenant’s mere use of the Premises for general and executive office purposes and any of the other ancillary uses expressly described in clauses (i) through (v) of Section 6.01, in and of itself, and in accordance with Legal Requirements, shall not be deemed to lower the first-class character of the Building.
(c)    Tenant shall not suffer or permit the Premises or any portion thereof to be used by the public without restriction or in such manner as impairs title to the Building or any portion thereof, or in such manner as makes possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Building or any portion thereof.
(d)    If any licenses, permits and/or authorizations of any Governmental Authority shall be required for the proper and lawful conduct in the Premises or any part thereof of the business of Tenant (or any Person claiming by, through or under Tenant), then Tenant, at its expense, shall duly procure and thereafter maintain such licenses, permits and authorizations and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license, permit and authorization. Landlord shall reasonably cooperate with Tenant in the process of obtaining any such license, permit or authorization, including by executing and delivering any applications, reports or related documents as may be reasonably requested by Tenant in connection therewith; provided, however, that such cooperation does not cause Landlord to incur any liability. Within thirty (30) days after demand, Tenant shall reimburse Landlord, as Additional Rent, for any and all reasonable out-of-pocket costs and expenses actually incurred by Landlord in connection with such cooperation or otherwise in connection with obtaining any such license, permit or authorization. In addition, subject to and in accordance with the provisions of Article 26, Tenant shall indemnify Landlord for any liability that Landlord may incur arising therefrom. The foregoing provisions shall neither be deemed to be Landlord’s consent to any Alterations nor Landlord’s consent to a use of the Premises not otherwise expressly permitted hereunder.

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(e)    Tenant shall not at any time use or occupy the Premises or the Building, or suffer or permit anyone to use or occupy, the Premises, or do anything in the Premises, or permit anything to be done in the Premises or permit its subtenants to do anything on the Land or in the Building, in any manner (i) which violates the restrictions as to use and occupancy set forth in this Article 6 or (ii) which causes or will cause injury to the Building or any equipment, facilities or systems therein.
Section 6.03    Special Permits. Notwithstanding anything to the contrary in this Article 6 or elsewhere in this Lease, neither the Premises, nor any part thereof, shall be used, without the prior consent of Landlord and the Ground Lessor, for any purpose which would require a “special permit” as such term is defined in the Zoning Resolution.
ARTICLE 7

WORK ALLOWANCE; RESTROOM ALLOWANCE; LANDLORD DELAY
Section 7.01    Work Allowance.
(a)    Landlord shall reimburse Tenant for the cost of the Initial Tenant Work, which shall be performed in accordance with the requirements of Article 14, in an amount (the “Work Allowance”) equal to the lesser of (x) $12,665,475.00 (i.e., the rate of $75.00 per Rentable Square Foot of the Initial Premises), and (y) the actual cost of the Initial Tenant Work shown in the plans and specifications therefor approved by Landlord; provided, however, that Landlord may withhold an amount equal to ten percent (10%) of each requested installment of the Work Allowance until Tenant delivers to Landlord for Landlord’s approval, all of the documents described in clauses (w), (x), (y) and (z) of Section 7.01(a)(iv); provided further that the amount of such retainage shall be reduced to five (5%) of the amount of each requested installment of the Work Allowance upon certification by Tenant’s architect that the Initial Tenant Work is at least fifty percent (50%) completed substantially in accordance with the plans and specifications previously approved (or deemed approved) by Landlord. Notwithstanding anything contained herein to the contrary, only up to a maximum of ten percent (10%) of the Work Allowance may be applied to Tenant’s permit and filing fees, designers’, and architects’, engineers’ and other professional fees and other so-called “soft costs” incurred in connection with the performance of the Initial Tenant Work. Tenant shall pay all costs and expenses for or in connection with the Initial Tenant Work in excess of the Work Allowance. Provided no Event of Default shall exist, Landlord shall pay the Work Allowance (subject to the retention specified above) by reimbursing Tenant, from time to time during the progress of the Initial Tenant Work (but not more than once per month) within thirty (30) days after a written request from Tenant which request shall be accompanied by the following:
(vi)    A certificate on AIA G-702 and 703 forms signed by Tenant or Tenant’s architect, dated not more than ten (10) Business Days prior to such request;
(vii)    Itemized bills for labor and materials constituting portions of the Initial Tenant Work submitted by the contractors, architects, engineers and/or suppliers of the services or materials rendered in connection with the Initial Tenant Work, which shall have been marked “paid” by the contractor, architect, engineer or supplier, as the case may be;
(viii)    Partial waivers of liens (in recordable form and in a form reasonably satisfactory to Landlord) evidencing the payment for any prior work and services performed and materials supplied in or to the Premises including all work and materials for which Tenant previously applied for payment, executed and acknowledged by all contractors, suppliers and consultants that have performed work and/or supplied materials costing at least $25,000 and are entitled by statute to file mechanic’s liens; and
(ix)    With respect to the final request for payment of the Work Allowance, Tenant shall deliver to Landlord in addition to the items specified above, (w) “as built” plans and specifications for the Alterations constituting the Initial Tenant Work in CAD files on diskette, by e-mail sent to Landlord at Tenantplan@brookfield.com in AutoCAD.DWG format, and on paper; (x) a certificate signed by Tenant’s architect and an officer of Tenant certifying that all of the Initial Tenant Work has been satisfactorily completed substantially in accordance with the plans and specifications previously approved by Landlord, (y) a general release from Tenant’s general contractor releasing Landlord and Tenant from all liability for the Initial Tenant Work and “final” lien waivers (in recordable form and in a form reasonably satisfactory to Landlord) from all contractors, subcontractors and materialmen performing the Initial Tenant Work or supplying materials in connection therewith (provided that the aggregate costs of such work and/or materials is at least $25,000), and (z) all Building Department sign-offs, approvals and inspection certificates and any permits required to be issued by the Building Department or any other governmental entities having jurisdiction thereover.
(b)    “Initial Tenant Work” means the Alterations shown on the plans and specifications approved (or deemed approved) by Landlord (to the extent such approval is required hereunder) performed by Tenant in and to the Initial Premises in connection with Tenant’s initial occupancy thereof, but shall not include business or trade fixtures, machinery, equipment, furniture or other articles of personal property. Initial Tenant Work are Alterations under this Lease and shall be governed by Article 14, except to the extent of any inconsistent provisions contained in this Article 7.
(c)    The right to receive the Work Allowance as set forth in this Section 7.01 shall be for the exclusive benefit of Tenant, it being the express intent of the parties hereto that in no event shall such right be conferred upon or for the benefit of any Subtenant who is not an Affiliate of Tenant, contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other Person.
(d)    Notwithstanding anything to the contrary contained in Section 7.01(a), if, at the time any payment by Landlord is required to be made pursuant to Section 7.01(a), Tenant is in default under this Lease in the payment of Base Rent or Additional Rent, then Landlord may offset the amount of such arrearages against the payment due from Landlord under Section 7.01(a); provided, however, that immediately following Tenant’s cure of such default, any portion of the Work Allowance otherwise due and payable hereunder but not yet disbursed in accordance with the provisions of this Section 7.01(d) by reason of such default, shall then be disbursed in accordance with Section 7.01(a).
(e)    Tenant shall use commercially reasonable efforts to complete the Initial Tenant Work within a reasonable time after the Commencement Date. Landlord shall have no obligation to fund any portion of the Work Allowance not requested by Tenant as provided in Section 7.01(a) within two (2) years after the Commencement Date (subject to extension on a day-for-day basis to the extent that the performance of the Initial Tenant Work shall be delayed due to Force Majeure and Landlord Delay).
(f)    If Landlord shall fail to pay an installment of the Work Allowance on a timely basis when required in accordance with the last sentence of the first paragraph of Section 7.01(a), Tenant may provide written notice of such failure to Landlord, which notice must contain bold face 18 point type AND CAPITALIZED LETTERS making demand for such payment or an explanation of non-payment with specific reference to the provisions of this Section 7.01(f). Landlord shall then, within fifteen (15) days after receipt of such notice, either make the required payment or provide Tenant with a reasonably detailed explanation of the reason(s) for non-payment. If Landlord shall not respond to Tenant’s notice given in accordance with this Section 7.01(f) within fifteen (15) days after such notice shall have been given to Landlord (with time being of the essence), or if Landlord shall provide an explanation for non-payment with which Tenant shall disagree, then, Tenant shall have the right to submit any dispute arising between Landlord and Tenant as to whether Landlord has failed properly to pay such installment of the Work Allowance to arbitration initiated by Tenant pursuant to the terms of Article 21. In the event that Tenant shall obtain a final determination in such arbitration to the effect that Landlord was required to pay all or any part of such installment of the Work Allowance, then Landlord shall, within ten (10) Business Days after such determination has been obtained, pay such required installment to Tenant, plus interest thereon at the Default Rate accruing from the date on which the payment should initially have been made in accordance with Section 7.01(a); and if Landlord shall fail to make such payment within such ten (10) Business Day period (with time being of the essence), then Tenant shall have the right to offset against the next installment(s) of Rent becoming due hereunder the amount which Tenant was determined by arbitration to have been entitled, plus interest thereon at the Default Rate accruing from the date on which the payment should initially have been made in accordance with Section 7.01(a), until Tenant has been fully credited therefor.
(g)    Tenant shall execute and deliver to Landlord (or to any Superior Party designated by Landlord), within fifteen (15) days after demand, a written certification that (i) Landlord has satisfied its obligations with respect to the Work Allowance pursuant to and in accordance with the terms of this Lease (or specifying in what respect, if any, Landlord has not satisfied its obligations with respect to the Work Allowance) and (ii) Landlord’s Work has been completed pursuant to and in accordance with the terms of this Lease (or specifying in what respect, if any, Landlord has not completed Landlord’s Work), provided that Tenant’s representation with regard to Landlord’s Work may be given to the best of Tenant’s knowledge, subject to latent defects, if such representation is required to be made prior to the earlier to occur of (x) the first (1st) anniversary of the Rent Commencement Date and (y) the first (1st) anniversary of the date on which Tenant shall commence occupancy of the Premises for the conduct of Tenant’s business therein. Any such statement delivered pursuant to this Section 7.01(g) shall be deemed a representation and warranty to be relied upon by Landlord (or such Superior Party) and by others with whom Landlord may be dealing.
Section 7.02    Restroom Allowance.
(a)    Landlord shall reimburse Tenant for the cost of the Initial Restroom Work, which shall be performed in accordance with the requirements of Article 14, in an amount (the “Restroom Allowance”) equal to, with respect to each full Floor of the Premises (i.e., each of the Ninth Floor Premises, the Tenth Floor Premises and the Eleventh Floor Premises), $150,000.00; provided, however, that Landlord may withhold an amount equal to ten percent (10%) of each requested installment of the Restroom Allowance for each full Floor until Tenant delivers to Landlord for Landlord’s approval, all of the documents described in clauses (w), (x), (y) and (z) of Section 7.02(a)(iv); provided further that the amount of such retainage shall be reduced to five (5%) of the amount of each requested installment of the Restroom Allowance upon certification by Tenant’s architect that the Initial Restroom Work on the applicable Floor is at least fifty percent (50%) completed substantially in accordance with the plans and specifications previously approved by Landlord. Notwithstanding anything contained herein to the contrary, only up to a maximum of ten percent (10%) of the aggregate Restroom Allowance (i.e., $45,000.00) may be applied to Tenant’s permit and filing fees, designers’, and architects’, engineers’ and other professional fees and other so-called “soft costs” incurred in connection with the performance of the Initial Restroom Work. Tenant shall pay all costs and expenses for or in connection with the Initial Restroom Work on each full Floor of the Premises in excess of the Restroom Allowance applicable to such Floor. Provided no Event of Default shall exist, Landlord shall pay the Restroom Allowance (subject to the retention specified above) by reimbursing Tenant, from time to time during the progress of the Initial Restroom Work (but not more than once per month) within thirty (30) days after a written request from Tenant which request shall be accompanied by the following:
(i)    A certificate on AIA G-702 and 703 forms signed by Tenant or Tenant’s architect, dated not more than ten (10) Business Days prior to such request;
(ii)    Itemized bills for labor and materials constituting portions of the Initial Restroom Work submitted by the contractors, architects, engineers and/or suppliers of the services or materials rendered in connection with the Initial Restroom Work, which shall have been marked “paid” by the contractor, architect, engineer or supplier, as the case may be;
(iii)    Partial waivers of liens (in recordable form and in a form reasonably satisfactory to Landlord) evidencing the payment for any prior work and services performed and materials supplied in or to the applicable Floors of the Premises including all work and materials for which Tenant previously applied for payment, executed and acknowledged by all contractors, suppliers and consultants that have performed work and/or supplied materials costing at least $25,000 and are entitled by statute to file mechanic’s liens; and
(iv)    With respect to the final request for payment of the Restroom Allowance, Tenant shall deliver to Landlord in addition to the items specified above, (w) “as built” plans and specifications for the Alterations constituting the Initial Restroom Work in CAD files on diskette, by e-mail sent to Landlord at Tenantplan@brookfield.com in AutoCAD.DWG format, and on paper; (x) a certificate signed by Tenant’s architect and an officer of Tenant certifying that all of the Initial Restroom Work has been satisfactorily completed substantially in accordance with the plans and specifications previously approved by Landlord, (y) a general release from Tenant’s general contractor releasing Landlord and Tenant from all liability for the Initial Restroom Work and “final” lien waivers (in recordable form and in a form reasonably satisfactory to Landlord) from all contractors, subcontractors and materialmen performing the Initial Restroom Work or supplying materials in connection therewith (provided that the aggregate costs of such work and/or materials is at least $25,000), and (z) all Building Department sign-offs, approvals and inspection certificates and any permits required to be issued by the Building Department or any other governmental entities having jurisdiction thereover.
(b)    “Initial Restroom Work” means the Alterations shown on the plans and specifications approved (or deemed approved) by Landlord (to the extent such approval is required hereunder) to be performed by Tenant in and to the core men’s and women’s restrooms in the Ninth Floor Premises, the Tenth Floor Premises, and the Eleventh Floor Premises in connection with Tenant’s initial occupancy of the Premises, not including any furniture or other articles of personal property. The Initial Restroom Work constitutes Alterations under this Lease and shall be governed by Article 14, except to the extent of any inconsistent provisions contained in this Article 7.
(c)    The right to receive the Restroom Allowance as set forth in this Section 7.02 shall be for the exclusive benefit of Tenant, it being the express intent of the parties hereto that in no event shall such right be conferred upon or for the benefit of any Subtenant who is not an Affiliate of Tenant, contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other Person.
(d)    Notwithstanding anything to the contrary contained in Section 7.02(a), if, at the time any payment by Landlord is required to be made pursuant to Section 7.02(a), Tenant is in default under this Lease in the payment of Base Rent or Additional Rent, then Landlord may offset the amount of such arrearages against the payment due from Landlord under Section 7.02(a); provided, however, that immediately following Tenant’s cure of such default, any portion of the Restroom Allowance otherwise due and payable hereunder but not yet disbursed in accordance with the provisions of this Section 7.02(d) by reason of such default, shall then be disbursed in accordance with Section 7.02(a).
(e)    Tenant shall use commercially reasonable efforts to complete the Initial Restroom Work within a reasonable time after the Commencement Date. Landlord shall have no obligation to fund any portion of the Restroom Allowance not requested by Tenant as provided in Section 7.02(a) within two (2) years after the Commencement Date (subject to extension on a day-for-day basis to the extent that the performance of the Initial Restroom Work shall be delayed due to Force Majeure and Landlord Delay).
(f)    If Landlord shall fail to pay an installment of the Restroom Allowance on a timely basis when required in accordance with the last sentence of the first paragraph of Section 7.02(a), Tenant may provide written notice of such failure to Landlord, which notice must contain bold face 18 point type AND CAPITALIZED LETTERS making demand for such payment or an explanation of non-payment with specific reference to the provisions of this Section 7.02(f). Landlord shall then, within fifteen (15) days after receipt of such notice, either make the required payment or provide Tenant with a reasonably detailed explanation of the reason(s) for non-payment. If Landlord shall not respond to Tenant’s notice given in accordance with this Section 7.02(f) within fifteen (15) days after such notice shall have been given to Landlord (with time being of the essence), or if Landlord shall provide an explanation for non-payment with which Tenant shall disagree, then, Tenant shall have the right to submit any dispute arising between Landlord and Tenant as to whether Landlord has failed properly to pay such installment of the Restroom Allowance to arbitration initiated by Tenant pursuant to the terms of Article 21. In the event that Tenant shall obtain a final determination in such arbitration to the effect that Landlord was required to pay all or any part of such installment of the Restroom Allowance, then Landlord shall, within ten (10) Business Days after such determination has been obtained, pay such required installment to Tenant, plus interest thereon at the Default Rate accruing from the date on which the payment should initially have been made in accordance with Section 7.02(a); and if Landlord shall fail to make such payment within such ten (10) Business Day period (with time being of the essence), then Tenant shall have the right to offset against the next installment(s) of Rent becoming due hereunder the amount which Tenant was determined by arbitration to have been entitled, plus interest thereon at the Default Rate accruing from the date on which the payment should initially have been made in accordance with Section 7.02(a), until Tenant has been fully credited therefor.
(g)    Tenant shall execute and deliver to Landlord (or to any Superior Party designated by Landlord), within fifteen (15) days after demand, a written certification that Landlord has satisfied its obligations with respect to the Restroom Allowance pursuant to and in accordance with the terms of this Lease (or specifying in what respect, if any, Landlord has not satisfied its obligations with respect to the Restroom Allowance), it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by Landlord (or such Superior Party) and by others with whom Landlord may be dealing.
Section 7.03    Landlord Delay. Notwithstanding anything to the contrary contained herein, if the date of Tenant’s completion of the Initial Tenant Work and the Initial Restroom Work shall actually be delayed due solely to Landlord Delay, then Tenant shall have the right, as Tenant’s sole and exclusive remedy for such delay, to a credit against Base Rent to be applied commencing on the Rent Commencement Date, in the amount of $32,836.42 per day (the “Landlord Delay Credit”) for each day of such actual delay in Tenant’s completion of the Initial Tenant Work and the Initial Restroom Work; provided, however, that if Tenant is able to mitigate the period of delay in its completion of the Initial Tenant Work and the Initial Restroom Work by performing such work on an overtime or premium pay basis, then, in lieu of the Landlord Delay Credit, Landlord shall reimburse Tenant for its actual costs to mitigate such delay, upon presentation of reasonable supporting documentation, but in no event shall Landlord’s liability pursuant to this Section 7.03 exceed an amount equal to the Landlord Delay Credit. For the avoidance of doubt, in the event that Tenant shall be delayed in completing the Initial Tenant Work and the Initial Restroom Work due to both Force Majeure and Landlord Delay on the same day, then such day of delay shall be deemed to have been attributed solely to Force Majeure, and if Tenant shall be delayed in completing the Initial Tenant Work and the Initial Restroom Work due to both Tenant Delay and Landlord Delay on the same day, then Tenant shall not be entitled to a credit against Base Rent as the result of such day of delay. If Landlord shall fail to reimburse Tenant for any such sums due pursuant to this Section 7.03 on a timely basis when required in accordance with this Section 7.03, Tenant may provide written notice of such failure to Landlord, which notice must contain bold face 18 point type AND CAPITALIZED LETTERS making demand for such payment or an explanation of non-payment with specific reference to the provisions of this Section 7.03. Landlord shall then, within fifteen (15) days after receipt of such notice, either make the required payment or provide Tenant with a reasonably detailed explanation of the reason(s) for non-payment. If Landlord shall not respond to Tenant’s notice given in accordance with this Section 7.03 within fifteen (15) days after such notice shall have been given to Landlord (with time being of the essence), or if Landlord shall provide an explanation for non-payment with which Tenant shall disagree, then, Tenant shall have the right to submit any dispute arising between Landlord and Tenant as to whether Landlord has failed properly so to reimburse Tenant to arbitration initiated by Tenant pursuant to the terms of Article 21. In the event that Tenant shall obtain a final determination in such arbitration to the effect that Landlord was required so to reimburse Tenant, then Landlord shall, within ten (10) Business Days after such determination has been obtained, pay such required reimbursement amount to Tenant, plus interest thereon at the Default Rate accruing from the date on which the payment should initially have been made in accordance with this Section 7.03; and if Landlord shall fail to make such payment within such ten (10) Business Day period (with time being of the essence), then Tenant shall have the right to offset against the next installment(s) of Rent becoming due hereunder the amount which Tenant was determined by arbitration to have been entitled, plus interest thereon at the Default Rate accruing from the date on which the payment should initially have been made in accordance with this Section 7.03, until Tenant has been fully credited therefor
ARTICLE 8

SUBORDINATION AND CONSENT OF SUPERIOR PARTIES
Section 8.01    Subordination.
(h)    This Lease is subject and subordinate to each mortgage (a “Superior Mortgage”) and each underlying lease (a “Superior Lease”), including, without limitation, the Ground Lease, which may now or hereafter affect all or any portion of the Real Property or any interest therein, and all renewals, modifications, replacements, extensions, spreaders and consolidations thereof, subject, however, to the provisions of subsection (c) below of this Section 8.01. The lessor under a Superior Lease is called a “Superior Lessor” and the mortgagee under a Superior Mortgage is called a “Superior Mortgagee”. Tenant shall execute any amendment of this Lease reasonably requested by a Superior Mortgagee or a Superior Lessor, provided such amendment shall not (i) increase Tenant’s monetary obligations under this Lease, (ii) extend or reduce the Term, (iii) reduce the RSF of the Premises, (iv) except to a de minimis extent, otherwise decrease Landlord's obligations or Tenant’s rights under this Lease or (iv) except to a de minimis extent, otherwise increase Tenant's obligations or Landlord’s rights under this Lease.
(i)    As of the date of this Lease, the Superior Mortgage is held by Royal Bank of Canada (in its capacity as agent for the benefit of itself and certain other lenders, the “Lender”). Annexed hereto as Exhibit J and made a part hereof is Lender’s form of non-disturbance agreement (the “Lender SNDA”), which Tenant acknowledges is commercially reasonable and acceptable to Tenant. Concurrently with its execution and delivery of this Lease, Tenant has executed and delivered to Landlord the Lender SNDA. As a condition to the occurrence of the Commencement Date, Landlord shall then countersign and acknowledge the Lender SNDA, cause the Lender to countersign and acknowledge the same, and deliver the fully executed and acknowledged Lender SNDA to Tenant.
(j)    Notwithstanding anything contained in subsection (a) above of this Section 8.01, as a condition precedent to the subordination of this Lease to any Superior Mortgage entered into after the date hereof, the Superior Mortgagee under such Superior Mortgage shall execute, acknowledge and deliver to Tenant, in the form and content then utilized by such Superior Mortgagee (provided that the same shall be commercially reasonable and reasonably acceptable to Tenant), an agreement (a “Future Mortgagee SNDA”) having substantially similar content to the Lender SNDA annexed hereto. Tenant agrees, within five (5) days of request (whether such request is made prior or subsequent to the execution of a Future Mortgagee SNDA by any Superior Mortgagee), to execute, acknowledge and deliver such Future Mortgagee SNDA to such Superior Mortgagee, provided that such Future Mortgagee SNDA shall be commercially reasonable and reasonably acceptable to Tenant in accordance with the terms and conditions of this Section 8.01(c). In no event shall the failure of any Superior Mortgagee to execute, acknowledge and deliver to Tenant a Future Mortgagee SNDA be considered a default by Landlord, give rise to any right or remedy of Tenant, create any liability of Landlord to Tenant, or affect this Lease in any manner. The only result of such failure shall be that this Lease shall not be subordinate to the applicable Superior Mortgage. Notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to obtain a Future Mortgagee SNDA having substantially similar content to the Lender SNDA annexed hereto (including, without limitation, the recognition of Tenant’s offset rights set forth therein) from each Superior Mortgagee under a Superior Mortgage entered into after the date hereof.
(k)    (l)    Concurrently with its execution and delivery of this Lease, Tenant shall execute, acknowledge and deliver to Landlord an instrument (herein called the “Ground Lessor Nondisturbance Agreement”), in the form of Exhibit K annexed hereto and made a part hereof with respect to the Ground Lease. Landlord shall request that the Ground Lessor execute and deliver the Ground Lessor Nondisturbance Agreement. As a condition to the occurrence of the Commencement Date, Landlord shall then countersign and acknowledge the Ground Lessor Nondisturbance Agreement, cause the Ground Lessor to countersign and acknowledge the same, and deliver the fully executed and acknowledged Ground Lessor Nondisturbance Agreement to Tenant.
(i)    Notwithstanding anything contained in subsection (a) above of this Section 8.01, as a condition precedent to the subordination of this Lease to any Superior Lease entered into after the date hereof, the Superior Lessor under such Superior Lease shall execute, acknowledge and deliver to Tenant, in the form and content then utilized by such Superior Lessor, an agreement (a “Future Lessor SNDA”) having substantially similar content to the Ground Lessor Nondisturbance Agreement annexed hereto. Tenant agrees, within five (5) days of request (whether such request is made prior or subsequent to the execution of a Future Lessor SNDA by any Superior Lessor), to execute, acknowledge and deliver such Future Lessor SNDA to such Superior Lessor, provided that such Future Lessor SNDA shall be commercially reasonable and reasonably acceptable to Tenant. In no event shall the failure of any Superior Lessor to execute, acknowledge and deliver to Tenant a Future Lessor SNDA be considered a default by Landlord, give rise to any right or remedy of Tenant, create any liability of Landlord to Tenant, or affect this Lease in any manner. The only result of such failure shall be that this Lease shall not be subordinate to the applicable Superior Lease. Notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to obtain a Future Lessor SNDA having substantially similar content to the Ground Lessor Nondisturbance Agreement annexed hereto (including, without limitation, the recognition of Tenant’s offset rights set forth therein) from each Superior Lessor under a Superior Lease entered into after the date hereof.
(m)    Tenant shall not, without the prior written consent of each Superior Lessor and each Superior Mortgagee, pay Rent for more than one month in advance (except to the extent required by the terms of this Lease).
(n)    If the Ground Lease is terminated, upon the request of the Ground Lessor, Tenant shall promptly deliver to such lessor (i) “as built” drawings of any construction, alteration, renovation and/or restoration work performed or caused to be performed by Tenant in the Premises or any part thereof, (ii) if any construction, alteration, renovation and/or restoration work by Tenant with respect to the Premises or any part thereof is then proposed or in progress, Tenant’s drawings and specifications, if any, for such work, and (iii) if any construction, alteration, renovation and/or restoration work by Landlord for Tenant with respect to the Premises or any part thereof was performed or is then proposed or in progress, the “as built” drawings, if any, or the drawings and specifications, if any, as the case may be, for such work in Tenant’s possession.
(o)    This Lease and Tenant’s rights hereunder shall also be subject and subordinate to (x) any and all matters to which the Ground Lease is or shall be subordinate and (y) any rights, privileges or easements now or hereafter granted to any utility companies or others pursuant to the Ground Lease or in order to obtain or provide for utilities or services from utility companies or others and/or access or means of ingress and egress to the Land and/or the Building. Landlord represents and warrants to Tenant that if Tenant complies with the provisions of this Lease, Tenant will be in compliance with the provisions of the Ground Lease.
(p)    Any interest to which this Lease is subject and subordinate is herein called a “Superior Interest”; the instrument creating or evidencing a Superior Interest is herein called a “Superior Instrument”; and the holder of a Superior Interest is herein called a “Superior Party”.
Section 8.02    Notice to Superior Mortgagees. If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, to an abatement of Rent (other than under an express right of abatement provided for herein), or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of such act or omission to Landlord and each Superior Mortgagee whose name and address shall previously have been furnished to Tenant, and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee shall have become entitled under such Superior Mortgage to remedy the same (which reasonable period, if required by any Superior Mortgagee, shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy); provided, that such Superior Mortgagee shall, following its receipt of such notice from Tenant, with due diligence (i) give Tenant notice of intention to remedy such act or omission and (ii) commence and continue to remedy such act or omission to the extent it is able to do so without possession of the Building, and if unable to do so without possession, seek possession, directly or through a receiver, and upon obtaining possession of the Building, commence and continue to remedy such act or omission. Unless otherwise provided in the Lender SNDA or applicable Future Lender SNDA, in no event shall such cure period granted to such Superior Mortgagee exceed 180 days after Tenant shall have given such Superior Mortgagee notice of the applicable act or omission to be cured.
Section 8.03    Consent of Others. If, pursuant to the terms of this Lease Tenant must obtain the consent or approval of Landlord, and the matter for which Tenant is seeking such consent or approval requires Landlord to obtain the consent of any Superior Party, then in the event Landlord is contemplating granting such consent or approval or in the event Landlord is obligated under this Lease, in light of the relevant facts and circumstances, to grant such consent or approval, Landlord shall forward a copy of Tenant’s request for such consent or approval, together with any relevant documents Landlord deems appropriate, to such Superior Party, and shall use Landlord’s reasonable efforts to obtain the consent or approval of such Superior Party, provided, that any reasonable and actual out-of-pocket costs incurred by Landlord in obtaining or in attempting to obtain such consent (including, without limitation, reasonable attorney’s fees) shall be paid for by Tenant within thirty (30) days after written demand (accompanied by reasonable supporting documentation). If such Superior Party refuses to grant such consent or approval, and, as a result thereof Landlord withholds its consent to Tenant’s request therefor, such withholding by Landlord shall not be deemed to be an unreasonable refusal to grant such consent or approval.
Section 8.04    Costs and Fees. Notwithstanding the foregoing, Tenant shall not be required to pay any costs or fees (whether of a legal or administrative nature) for obtaining the initial Lender SNDA or the initial Ground Lessor Nondisbturbance Agreement. With respect to any Future Mortgagee SNDA and any Future Lessor SNDA, provided that the same shall be substantially in the form annexed hereto as Exhibit J (with respect to a Future Mortgagee SNDA) or Exhibit K (with respect to a Future Lessor SNDA), if Tenant revises the form of non-disturbance agreement used by such Superior Party, or if Tenant negotiates the same, Tenant shall reimburse Landlord, within thirty (30) days after demand (accompanied by reasonable supporting documentation), for Landlord’s actual out-of-pocket costs and expenses payable by Landlord to the applicable Superior Party for such Superior Party’s attorneys’ fees and disbursements in connection with such negotiation and revision of the applicable nondisburbance agreement. Notwithstanding anything to the contrary contained herein, Landlord shall pay any strictly administrative or so-called processing fees due to any future Superior Mortgagee or Superior Lessor in connection with a request for a Future Mortgagee SNDA or Future Lessor SNDA in favor of Tenant, as well as the costs (including, without limitation, attorneys’ fees and disbursements) for the Superior Party’s initial preparation of the applicable nondisburbance agreement and the correction of any errors therein.
ARTICLE 9

QUIET ENJOYMENT
Section 9.01    Covenant of Quiet Enjoyment. So long as this Lease is in full force and effect, Tenant shall peaceably and quietly have, hold and enjoy the Premises, subject nevertheless to the terms and conditions of this Lease. This covenant shall be construed as a covenant running with the Premises, but not, subject to Section 25.02, as a personal covenant of Landlord, except to the extent of Landlord’s interest in this Lease and the Premises and for only so long as such interest shall continue, and thereafter this covenant shall be binding only upon subsequent successors in interest of Landlord’s interest in this Lease and the Premises to the extent of their respective interests, as and when they shall acquire the same and only for so long as they shall retain such interest.
ARTICLE 10

ASSIGNMENT, SUBLETTING AND MORTGAGES
Section 10.01    Consent Required. (a)  Subject to the further provisions of this Article 10, neither this Lease nor the Term and estate hereby granted, nor any part hereof or thereof, shall be assigned, mortgaged, pledged, encumbered or otherwise transferred voluntarily, involuntarily, by operation of law or otherwise (nor shall any of Tenant’s duties hereunder be delegated, including the duty to make payments hereunder to Landlord), and neither the Premises, nor any part thereof, shall be subleased, licensed, used or occupied by any person or entity other than Tenant or be encumbered in any manner by reason of any act or omission on the part of Tenant, and no rents or other sums receivable by Tenant under any sublease of all or any part of the Premises shall be assigned or otherwise encumbered without the prior consent of Landlord. The dissolution or direct or indirect transfer of control of Tenant and/or its direct or any remote parent (however accomplished, including, by way of example only, the admission of new partners or members or withdrawal of existing partners or members, or transfers of interests in distributions of profits or losses of Tenant and/or its parent, transfer of stock, issuance of additional stock, redemption of stock, stock voting agreement, or change in classes of stock and including, without limitation, and by way of example only, the transfer of a majority of the outstanding capital stock of a company, which company owns one hundred percent (100%) of a second tier company, which in turn owns fifty one percent (51%) of the outstanding capital stock of a corporate tenant under this Lease) shall be deemed an assignment of this Lease regardless of whether the transfer is made by one or more transactions, or whether one or more persons or entities hold the controlling interest prior to the transfer or afterwards. No assignment or other transfer of this Lease and the Term and estate hereby granted, and no subletting of all or any portion of the Premises shall relieve Tenant of the obligation to obtain Landlord’s prior consent to any further assignment, other transfer or subletting in accordance with this Article 10. Any assignment or sublet in violation of this Article 10 shall be void and of no force or effect. Notwithstanding the foregoing, so long as Tenant is a partnership, changes in the partners of Tenant in the ordinary course of Tenant’s business by reason of the death, withdrawal, termination, retirement, resignation, bankruptcy or adjudication of incompetency of one or more partners or the admission of new partners (any of the foregoing being referred to as a “Partnership Event”) shall not be deemed an assignment of this Lease, and shall not require the consent of Landlord, unless such Partnership Event (i) occurs as a result of or in connection with any event described in clauses (i) or (ii) in Section 10.01(b) (in which case the provisions of Section 10.01(b) shall be applicable), or (ii) shall be effected in order to circumvent the prohibition upon the assignment of Tenant’s interest in this Lease without Landlord’s consent as provided in this Article 10. Notwithstanding anything to the contrary contained herein, the transfer of the outstanding capital stock of any Tenant corporation through the “over the counter market” or through any recognized stock exchange (other than transfers to those deemed “insiders” within the meaning of the Securities Exchange Act of 1934, as amended) shall not be deemed an assignment of this Lease.
(b)    Notwithstanding Section 10.01(a), without the consent of Landlord, this Lease may be assigned to (i) an entity (a “Successor Entity”) created by merger, reorganization or recapitalization of or with Tenant, or (ii) a purchaser of all or substantially all of Tenant’s assets, or (iii) Tenant by deemed assignment due to the direct or indirect transfer of control of Tenant and/or its direct or any remote parent (however accomplished, including, by way of example only, the admission of new partners or members or withdrawal of existing partners or members, or transfers of interests in distributions of profits or losses of Tenant and/or its parent, transfer of stock, issuance of additional stock, redemption of stock, stock voting agreement, or change in classes of stock and including, without limitation, and by way of example only, the transfer of a majority of the outstanding capital stock of a company, which company owns one hundred percent (100%) of a second tier company, which in turn owns fifty one percent (51%) of the outstanding capital stock of a corporate tenant under this Lease); provided, in the case of clauses (i), (ii) and (iii), that (A) Landlord shall have received a notice of such assignment (or deemed assignment) from Tenant at least ten (10) days prior to the effective date of such event, unless such prior notice is not permitted by any Legal Requirements (including the Securities Exchange Act of 1934, as amended) or pursuant to a written agreement in which case Tenant shall give Landlord notice of such assignment (or deemed assignment) within ten (10) days following such event, (B) the assignee unconditionally assumes by written instrument all of Tenant’s obligations under this Lease (or, if applicable, Tenant has delivered to Landlord evidence that such assumption has occurred by operation of law), (C) such assignment is for an independent valid business purpose not primarily designed to effectuate an assignment of this Lease and not to avoid any obligations under this Lease, and (D) the assignee (or deemed assignee) shall have, immediately after giving effect to such assignment, an aggregate net worth (computed in accordance with GAAP) at least equal to the aggregate net worth (as so computed) of Tenant immediately prior to such assignment and proof of such net worth shall be provided to Landlord within ten (10) days following the effective date of such event (the “Net Worth Test”).
(c)    Notwithstanding Section 10.01(a), Tenant shall have the right to permit undivided occupancy of up to fifteen percent (15%) of the Rentable Square Feet of the Premises without the consent of Landlord (provided that Tenant shall give Landlord notice in accordance with Article 31), and provided further that the use of any Desk Space (as such term is hereinafter defined) complies with the following provisions:
(ii)    the occupants of any undemised space in the Premises (“Desk Space”) shall be office users of a type and quality consistent with the existing tenants and occupants of the Building from time to time who have an ongoing business relationship with Tenant or an Affiliate of Tenant (“Permitted Occupants”);
(iii)    intentionally omitted;
(iv)    the use of Desk Space by the Permitted Occupants shall not create beyond a de minimis extent an increase in traffic in the use of the common areas of the Building over the amount of such traffic that would be generated if Tenant itself occupied such Desk Space;
(v)    no Permitted Occupants shall have the right to use Desk Space for a term ending later than one day prior to the Expiration Date;
(vi)    a Permitted Occupant may not assign its rights to use Desk Space in the Premises or further sublet or license such Desk Space;
(vii)    each Permitted Occupant’s use of Desk Space shall be subject and subordinate to all of the terms, covenants, conditions and provisions of this Lease;
(viii)    no Permitted Occupant’s use or occupancy of Desk Space shall be deemed to create a tenancy or any other interest in the Premises, except a revocable license granted by Tenant which shall cease and expire automatically without notice upon the expiration or earlier termination of this Lease;
(ix)    all acts, omissions and operations of the Permitted Occupants shall be deemed acts, omissions and operations of Tenant;
(x)    no Permitted Occupant shall perform any Alterations to any Desk Space except in compliance with the terms and conditions of this Lease governing Alterations (including, without limitation, Article 14 hereof);
(xi)    Tenant shall deliver to Landlord a notice prior to any such occupancy advising Landlord of the name of each Permitted Occupant; and
(xii)    Tenant shall indemnify, defend and hold harmless Landlord from and against any and all loss, liability, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) resulting from any claims that may be made against Landlord by any Permitted Occupant or by any brokers or other Persons claiming a commission or similar compensation in connection with such Permitted Occupant’s license for the use of Desk Space in the Premises. The foregoing indemnity shall be governed by the provisions of Section 26.01 of this Lease.
Section 10.02    Affiliate Transactions; No Partial Assignments.
(a)    Provided no Event of Default shall exist, Tenant shall have the right, upon ten (10) Business Days’ prior notice to Landlord (unless such prior notice is not permitted by any Legal Requirements or pursuant to a written agreement, in which case Tenant shall give Landlord notice of such transaction within ten (10) days following such event), but without Landlord’s consent, to assign all of Tenant’s interest in this Lease, or to sublet all or a portion of the Premises to any Affiliate of Tenant (subject, however, to all of the other terms of this Article 10, including Section 10.02(b) and Sections 10.03 and 10.04); provided that (A) in the case of an assignment, the assignee unconditionally assumes by written instrument delivered to Landlord all of Tenant’s obligations under this Lease, and (B) such assignment or transfer of interest in this Lease to an Affiliate shall be for a legitimate business purpose. Notwithstanding the foregoing, if at any time thereafter the assignee or sublessee shall cease to be an Affiliate of Tenant, then Tenant shall be required to obtain Landlord’s consent to the continuation of such assignment or subletting as provided herein.
(b)    Notwithstanding anything herein that may be construed to the contrary, (i) no partial assignments of this Lease, or any of Tenant’s rights or options under this Lease, shall be permitted, and (ii) none of Tenant’s rights or options under this Lease may be assigned except to the assignee under an assignment of this Lease permitted hereunder (and then only to the extent the provisions of this Lease do not limit the benefits of, and/or the right to exercise, any such rights or options to the Tenant named in this Lease or its Successor Entity).
(c)    For purposes of this Lease, any Affiliate of Tenant may use or occupy the Premises with Tenant without entering into a sublease with Tenant and, in any such event, shall be deemed to be a corporate division or department of Tenant and not a separate entity (provided that (x) Landlord shall be given not less than ten (10) days prior written notice of such occupancy arrangement accompanied by reasonable evidence of such Affiliate relationship, and (y) the cessation of such Affiliate relationship while such occupancy is continuing shall be deemed a transaction to which all of the terms of this Article 10 shall apply); and accordingly, such Affiliate shall not be entitled to recognition by Landlord as a subtenant. Tenant shall be fully responsible for any defaults or Events of Default caused by or due to any act or omission of such Affiliate.
Section 10.03    No Release. If this Lease is assigned, whether or not in violation of the provisions of this Lease, Landlord may, if an Event of Default has occurred and is continuing, collect rent from the assignee. If the Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, if an Event of Default has occurred and is continuing, collect the rent due under the applicable sublease or occupancy agreement from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Article 10, or the acceptance of the assignee, subtenant or occupant as a subtenant or the tenant hereunder, or a release of Tenant from the performance of its obligations under this Lease. The consent by Landlord to the assignment, subletting or use or occupancy by others of the Premises shall not in any way be considered to relieve Tenant (or any Subtenant) from obtaining the express written consent of Landlord to any other or further assignment, subletting or use or occupancy not expressly permitted by this Article 10. Consent to any assignment and/or further subletting by a subtenant shall be granted or denied by Landlord using the same standards as applicable to a similar request therefor by Tenant hereunder. References in this Lease to use or occupancy by others (that is, by anyone other than Tenant) shall not be construed as limited to use or occupancy by subtenants and those claiming under or through subtenants, but as also including use or occupancy by licensees, concessionaires, operators and others claiming any right of use or occupancy, immediately or remotely, or claiming any other right of possession or occupancy (all such Persons are each herein referred to as a “Subtenant”).
Section 10.04    Assignments, Subleasing and Other Transfers. Except in connection with an assignment to a Successor Entity where Tenant has delivered evidence reasonably satisfactory to Landlord that such assumption has occurred by operation of law (as set forth in Section 10.01(b)), any assignment, whether made with Landlord’s consent or without Landlord’s consent, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, whereby the assignee shall unconditionally assume the obligations to be performed by Tenant under this Lease and whereby the assignee shall agree that the provisions in Article 10 shall, notwithstanding such assignment or transfer, continue to be binding upon it including in respect of all future assignments, subleases and other transfers. The original-named Tenant, and each assignee thereof, covenants that, notwithstanding any assignment, subletting or other transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of any Rent by Landlord from an assignee, subtenant, transferee, or any other party, and further, notwithstanding any amendment or modification of this Lease subsequent to the date of any assignment, the original-named Tenant, and each assignee thereof, shall remain jointly and severally liable for the payment of all Rent and all other sums due under this Lease and for the other obligations of this Lease on the part of Tenant to be performed or observed throughout the Term. Notwithstanding the foregoing, if any amendment or modification of this Lease made subsequent to the date of any assignment by any assignee that is not an Affiliate of the original-named Tenant (hereinafter a “Third Party Assignee”) shall expand the obligations or liabilities of Tenant hereunder (except in connection with the exercise of any option expressly set forth in this Lease), then the original-named Tenant shall not be liable for such expanded obligations and/or liabilities, unless said original-named Tenant shall have consented in writing to the applicable amendment or modification of this Lease (it being agreed, however, that the original-named Tenant shall remain liable for the payment and performance all obligations and liabilities of Tenant under this Lease (including with respect to any option exercised by such assignee), except to the extent so expanded by such amendment or modification made by a Third Party Assignee, without the original-named Tenant’s written consent after the date of the applicable assignment). If a Third Party Assignee shall default in the performance of any monetary obligation on Tenant’s part to be performed under this Lease, which monetary obligation is capable of being cured, then Landlord shall accept the cure of such default by the original-named Tenant under this Lease, provided that such cure is made within the same time period in which the Third Party Assignee is given the right to cure such default and provided further that no such cure by the original-named Tenant shall give it any right to re-occupy the Premises or any other right under this Lease or with respect to the Premises.
Section 10.05    Obligations of Tenant Unaffected by Assignment. The liability of Tenant and any immediate or remote assignee or successor in interest of Tenant for the due performance of the obligations of this Lease on Tenant’s part to be performed or observed (a) shall be joint and several, (b) shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease and (c) shall not be impaired or otherwise affected by any event, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of, Tenant or any such immediate or remote assignee or successor in interest of Tenant, including (i) any waiver, consent, indulgence, forbearance, lack of diligence, action or inaction on the part of Landlord in enforcing this Lease; or (ii) any bankruptcy, insolvency, reorganization, arrangement, liquidation, rehabilitation or similar or dissimilar proceeding involving or affecting any immediate or remote (x) successor-in-interest of Tenant, or (y) assignee of Tenant’s interest in this Lease, including any termination or rejection of this Lease in connection with such proceedings (and any limitation on the liability of any assignee in such proceeding shall not diminish or limit the liability of Tenant or any other immediate or remote assignee or successor in interest of Tenant), and in the event any assignee shall become a debtor under the Bankruptcy Code, Tenant shall have no right of subrogation as against such assignee. Notwithstanding the foregoing, the bankruptcy, insolvency, reorganization, arrangement, liquidation, rehabilitation or similar or dissimilar proceeding involving or affecting any assignor of this Lease that is not an Affiliate of the Tenant under this Lease shall not constitute a default under this Lease entitling Landlord to terminate this Lease.
Section 10.06    Tenant Liable for Subtenant. Each sublease pursuant to this Article 10 shall expressly be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Tenant shall be fully liable for all acts and omissions of any Subtenant or anyone claiming under or through any Subtenant that shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant.
Section 10.07    Listings of No Effect. The listing of any name other than, or in addition to, that of Tenant, whether on the doors of the Premises or the directory for the Building, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment, subletting or other transfer of this Lease or to any sublease of the Premises or any part thereof or to the use or occupancy thereof by others.
Section 10.08    Notice to Landlord. (a) If Tenant desires to assign this Lease or sublet all or part of the Premises (other than an assignment or sublease that does not require Landlord’s consent in accordance with Sections 10.01(b) or 10.02), Tenant shall give to Landlord notice (“Tenant’s Offer Notice”) thereof, specifying (i) in the case of a proposed subletting, the location, configuration and size of the space to be sublet, (ii) (A) in the case of a proposed assignment, Tenant’s good faith offer of the consideration Tenant desires to receive or pay for such assignment or (B) in the case of a proposed subletting, Tenant’s good faith offer of the fixed annual rent and additional rent which Tenant desires to receive for such proposed subletting (including the manner in which Tenant desires to be reimbursed for Tenant’s Operating Payment, Tenant’s PILOT Payment (including any applicable base years) and electricity), any free rent periods, work contributions and allowances, all other contributions and allowances, and other concessions Tenant is willing to give, and (C) all other economic and financial terms that Tenant proposes be included in the transaction, (iii) the proposed assignment effective date and the term of the proposed subletting, including the proposed sublease commencement date and expiration date, and (iv) in the case of a proposed sublease, the condition in which the subtenant would be required to return the space to be sublet upon the expiration or earlier termination of the term of such sublease (the “Sublease Restoration Condition”). At Tenant’s option, Tenant may also include with Tenant’s Offer Notice (x) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises (or portion thereof), and (y) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial statements (which shall have been audited by a reputable accounting firm reasonably satisfactory to Landlord, or, if audited financial statements shall not be available, which shall have been certified to be true, correct and complete by the Chief Financial Officer of the proposed assignee or subtenant (or, if the proposed assignee or subtenant shall not have a chief financial officer, such assignee’s or subtenant’s chief executive officer)) (collectively, “Prospective Party Information”).
(b)    Tenant’s Offer Notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord’s designee) may exercise any of the following options (collectively, “Landlord’s Recapture Options”), upon, and subject to, the terms and conditions hereinafter set forth: (i) sublease such space from Tenant (if the proposed transaction is a sublease of all or part of the Premises) for a term ending at least one (1) year prior to the Expiration Date; (ii) have this Lease assigned to Landlord (or Landlord’s designee) or terminate this Lease (if the proposed transaction is (x) an assignment or (y) a sublease of all or substantially all of the Premises (i.e., at least 90% of the rentable area of the Premises) for substantially the balance of the Term (i.e., for a period ending less than one (1) year prior to the Expiration Date); or (iii) terminate this Lease with respect to the space covered by the proposed sublease (if the proposed sublease is a sublease of part of the Premises for substantially all of the remainder of the Term (i.e., for a period ending less than one (1) year prior to the Expiration Date)). Landlord may exercise any applicable Landlord’s Recapture Option by notice given to Tenant within thirty (30) days after a Tenant’s Offer Notice, together with all information required pursuant to Section 10.08(a), shall have been given by Tenant to Landlord (and during such thirty (30) day period, Tenant shall not assign this Lease or sublet such space to any Person). Notwithstanding anything to the contrary set forth herein, if Landlord fails to respond to a Tenant’s Offer Notice within said thirty (30) day period by indicating whether or not Landlord will exercise any applicable Landlord’s Recapture Options, then provided Tenant sends Landlord a second (2nd) notice enclosing Tenant’s original request and stating in bold face 18 point type AND CAPITALIZED LETTERS: “IF LANDLORD FAILS TO RESPOND TO THIS TENANT’S OFFER NOTICE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE WAIVED LANDLORD’S RECAPTURE OPTIONS WITH RESPECT TO THE TRANSACTION CONTEMPLATED IN SUCH TENANT’S OFFER NOTICE, SUBJECT TO SECTIONS 10.08(g) and 10.09 OF THE LEASE,” and Landlord shall have failed to respond to the applicable Tenant’s Offer Notice after the expiration of such five (5) Business Day period, then as Tenant’s sole and exclusive remedy for Landlord’s failure to respond to Tenant’s request, Landlord shall be deemed to have waived Landlord’s Recapture Options with respect to the transaction contemplated in such Tenant’s Offer Notice, subject to Sections 10.08(g) and 10.09 of this Lease.
Notwithstanding anything to the contrary contained herein, if Tenant shall include Prospective Party Information with a Tenant’s Offer Notice, then if Landlord shall not exercise Landlord’s Recapture Option(s) in connection therewith, Landlord shall advise Tenant as to whether the prospective subtenant or assignee is acceptable to Landlord as a prospective occupant of the Premises within thirty (30) days after Landlord’s receipt of said Tenant’s Offer Notice and such Prospective Party Information. Landlord shall not be deemed to have approved any such prospective subtenant or assignee pursuant to this Section 10.08(b) if Landlord shall not so advise Tenant within such thirty (30) day period, unless Tenant shall send a (2nd) notice enclosing the original Tenant’s Offer Notice and the Prospective Party Information and stating in bold face 18 point type AND CAPITALIZED LETTERS: “IF LANDLORD FAILS TO APPROVE OR REJECT THE PROPOSED ASSIGNEE OR SUBTENANT WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE APPROVED SUCH PROSPECTIVE SUBTENANT OR ASSIGNEE AS A PROSPECTIVE OCCUPANT OF THE PREMISES WITH RESPECT TO THE TRANSACTION CONTEMPLATED IN THE ENCLOSED TENANT’S OFFER NOTICE, SUBJECT TO SECTIONS 10.08(g) and 10.09 OF THE LEASE,” and Landlord shall have failed to approve or reject the applicable proposed subtenant or assignee after the expiration of such five (5) Business Day period. In such event, as Tenant’s sole and exclusive remedy for Landlord’s failure to timely approve or reject the applicable proposed subtenant or assignee, Landlord shall be deemed to have approved the same.
(c)    If Landlord exercises Landlord’s Recapture Option under Section 10.08(b)(ii) to terminate this Lease, then this Lease shall terminate on the proposed assignment effective date or sublease commencement date specified in the applicable Tenant’s Offer Notice, and all Rent shall be paid and apportioned to such date.
(d)    If Landlord exercises Landlord’s Recapture Option under Section 10.08(b)(ii) to have this Lease assigned to it (or its designee), then (i) Tenant shall assign this Lease to Landlord (or Landlord’s designee) by an assignment in form and substance reasonably satisfactory to Landlord, effective on the date that is the proposed assignment or sublease commencement date specified in the applicable Tenant’s Offer Notice, (ii) Tenant shall be released of all obligations first accruing under this Lease from and after the effective date of any such assignment to Landlord (or Landlord’s designee), (iii) if such Tenant’s Offer Notice provides that Tenant is to receive any consideration for the proposed assignment then Landlord (or Landlord’s designee) shall pay such consideration to Tenant as and when stated in such Tenant’s Offer Notice less any consideration or concessions, if any, provided in such Tenant’s Offer Notice that Tenant was willing to pay or grant in connection with the proposed assignment, and (iv) if such Tenant’s Offer Notice provides that Tenant will pay any consideration or grant any concessions in connection with the proposed assignment or sublease, then Tenant shall pay such consideration and/or grant any such concessions to Landlord (or Landlord’s designee) on the date Tenant assigns this Lease to Landlord (or Landlord’s designee) less the consideration, if any, provided in such Tenant’s Offer Notice that Tenant desired to receive for such assignment.
(e)    If Landlord exercises Landlord’s Recapture Option under Section 10.08(b)(iii) to terminate this Lease with respect to the space covered by a proposed sublease, then (i) this Lease shall terminate with respect to such part of the Premises on the effective date of the proposed sublease; (ii) from and after such date the Rent shall be adjusted, based upon the proportion that the Rentable Square Footage of the Premises remaining bears to the total Rentable Square Feet of the Premises; (iii) if such terminated part of the Premises constitutes a portion of a full floor that is not separately demised, then Landlord shall physically demise such terminated part of the Premises and, if prior to such termination, Tenant was leasing the full floor on which such terminated part of the Premises is located, Landlord shall also construct a multi-tenant corridor on such floor in accordance with applicable Legal Requirements to permit access to the terminated space and the remaining Premises on such floor (collectively, “Landlord’s Separation Work”), such multi-tenant corridor and base building restrooms on such floor shall revert to multi-tenant common area on such floor, Landlord and any Person claiming by, through or under Landlord shall have commercially reasonable means of ingress to and egress from such space and the unrestricted right to access and use the multi-tenant corridor and the restrooms on the floor that the remaining Premises are located on (notwithstanding the fact that prior to such termination the Premises may have previously contained all of the rentable area on such floor); and (iv) Tenant shall pay to Landlord, within thirty (30) days after demand, as Additional Rent hereunder, the costs incurred by Landlord in connection with Landlord’s Separation Work, and in complying with any Legal Requirements relating to such Landlord’s Separation Work, except to the extent Tenant’s Offer Notice with respect to such proposed sublease required the proposed subtenant to pay such costs. Any such Landlord’s Separation Work shall be undertaken in a manner consistent with a first-class office building, with each party reasonably cooperating to facilitate such work in a manner that does not unreasonably interfere with Tenant’s on-going business operations on the balance of such floor, provided, that Landlord shall have no obligation to perform such work on an overtime basis.
(f)    If Landlord exercises Landlord’s Recapture Option under Section 10.08(b)(i) to sublet the space Tenant desires to sublet, such sublease to Landlord or its designee (as subtenant) shall be in form and substance reasonably satisfactory to Landlord at the rental set forth in the applicable Tenant’s Offer Notice with respect to such sublet space, and shall be for the term set forth in the applicable Tenant’s Offer Notice, and:
(i)    shall be subject to all of the terms and conditions of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Section 10.08(f);
(ii)    shall be upon the same terms and conditions as those contained in the applicable Tenant’s Offer Notice and otherwise on the terms and conditions of this Lease, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Section 10.08(f);
(iii)    shall permit the sublessee freely to assign such sublease or any interest therein or to sublet all or any part of the space covered by such sublease and to make any and all alterations and improvements in the space covered by such sublease, in each case without Tenant’s consent and without Tenant having any rights to receive additional payments in connection therewith (including, without limitation, payments of any portion of the subtenant’s profits in connection with any such assignment or sublease);
(iv)    shall provide that any assignee or further subtenant of Landlord or its designee may, at the election of Landlord, make alterations, decorations and installations (including, without limitation, Specialty Alterations and Additional Specialty Alterations) in such space or any part thereof, any or all of which may be removed, in whole or in part, by any such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease or this Lease (if applicable), provided that such assignee or subtenant, at its expense, shall repair any damage caused by such removal; and provided further that (x) except in the case of a sublease for all or substantially all of the remainder of the Term of this Lease, Landlord shall, at the expiration of such sublease, cause the subleased premises to be placed in the Sublease Restoration Condition, (y) in the case of a sublease for all or substantially all of the remainder of the Term of this Lease, any changes, alterations and improvements made to such space by Landlord or any party claiming by, through or under Landlord shall in no event be removed or altered by Tenant at any time, and (z) notwithstanding the terms and conditions of Section 14.07, Tenant shall not be required upon the expiration of the Term to remove any Alterations (including, without limitation, any Specialty Alterations and Additional Specialty Alterations) installed during the term of any sublease to Landlord or its designee under Section 10.08(b)(i);
(v)    shall provide that (1) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of such parties, (2) any assignment or subletting by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord shall deem appropriate, (3) Landlord, at Tenant’s expense, may make such alterations as may be required or deemed necessary by Landlord to demise separately the subleased space and to comply with any Legal Requirements relating to such demise, unless Tenant’s Offer Notice shall require the subtenant to demise or pay for the cost of demising the portion of the Premises proposed to be subleased, in which event Landlord shall separately demise the subleased space at Landlord’s own expense, (4) Tenant, at Tenant’s expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from such space so sublet by Tenant to Landlord or its designee and grant Landlord and any Person claiming by, through or under Landlord the unrestricted right to access and use the restrooms located on the floor on which such subleased space is located, (5) subject to Section 10.08(f)(iv), at the expiration of the term of such sublease Tenant will accept the space covered by such sublease in the Sublease Restoration Condition, subject to the obligations of the sublessee to make such repairs as may be necessary to preserve such space in good order and condition and provided that, in the case of a sublease for all or substantially all of the remainder of the Term of this Lease, any changes, alterations and improvements made to such space by Landlord or any party claiming by, through or under Landlord shall in no event be removed or altered by Tenant at any time and (6) Tenant shall not be liable for, nor shall a default occur under this Lease, by reason of a default by Landlord or Landlord’s designee under any such sublease;
(vi)    if the subtenant shall not pay Tenant any rent when due under the sublease, and such failure shall continue for more than five (5) days following notice of such failure from Tenant to Landlord, Tenant shall have the right to offset such unpaid amount or amounts against the next installments of Base Rent and Additional Rent hereunder; and
(vii)    if the subtenant shall holdover following the expiration of the term of the sublease (1) Tenant shall have no rights or obligations with respect to the space covered by the sublease for the period of any such holding over, (2) the Base Rent and Additional Rent hereunder shall be proportionately reduced during such period of such holding over based on the size of the subleased space in relation to the balance of the Premises, (3) Landlord agrees to institute possession proceedings against such subtenant and to prosecute such proceedings with reasonable diligence, and (4) Tenant shall have the sole right to receive any Holdover Premium paid to Landlord by such subtenant, to the extent that such subtenant’s rent paid to Landlord during such holdover period is in excess of the sum of (I) the base rent and additional rent at the rate payable by such holdover subtenant prior to the expiration of the term of such sublease and (II) the actual out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and disbursements) incurred by Landlord in connection with the collection of such holdover rent and the pursuit of the eviction of such holdover subtenant (such excess, the “Holdover Premium”) (it being agreed that any such Holdover Premium shall be applied as a credit against the next installment(s) of Base Rent payable by Tenant under this Lease), provided that Landlord shall have no liability to Tenant for any failure to collect the Holdover Premium. The parties hereto acknowledge and agree that such right of Tenant to receive the Holdover Premium (if any) as set forth in clause (4) of this Section 10.08(f)(vii) shall, together with Tenant’s rights set forth in clauses (1), (2) and (3) hereof, constitute Tenant’s sole and exclusive remedies if Landlord’s subtenant shall hold over following the exercise of a Landlord’s Recapture Option under Section 10.08(b)(i) to sublet the space Tenant desires to sublet, and that Landlord shall have no other liability to Tenant in connection therewith.
(g)    In the case of a proposed sublease, Tenant shall not sublet any space to a third party at a rental which is less (on a net effective per rentable square foot basis considering all relevant factors) than 92.5% of the rental (on a net effective per rentable square foot basis considering all relevant factors) specified in Tenant’s Offer Notice with respect to such space, without complying once again with all of the provisions of this Section 10.08 (including the giving of a new Tenant’s Offer Notice to Landlord) and re-offering such space to Landlord at such lower rental. In the case of a proposed assignment, Tenant shall not assign this Lease to a third party where Tenant pays greater consideration or grants a greater concession to such third party for such assignment than 107.5% of the consideration offered to be paid or concession offered to be granted to Landlord in Tenant’s Offer Notice, without complying once again with all of the provisions of this Section 10.08 (including the giving of a new Tenant’s Offer Notice to Landlord) and re-offering to assign this Lease to Landlord and pay such consideration or grant such concession to Landlord. If Tenant delivers to Landlord a Tenant’s Offer Notice with respect to any proposed assignment of this Lease or subletting of all or part of the Premises (other than an assignment or sublease that does not require Landlord’s consent in accordance with Sections 10.01(b) or 10.02), and Landlord does not timely exercise any of its options under this Section 10.08, and Tenant thereafter fails to deliver a Transfer Notice (as hereinafter defined) within two hundred seventy (270) days after the giving of such Tenant’s Offer Notice, then Tenant must comply once again with all of the provisions of this Section 10.08 and re-offer the space to Landlord.
Section 10.09    Assignment and Subletting Procedures. (a) If Tenant delivers to Landlord a Tenant’s Offer Notice with respect to any proposed assignment of this Lease or subletting of all or part of the Premises (other than an assignment or sublease that does not require Landlord’s consent in accordance with Sections 10.01(b) or 10.02), and Landlord does not timely exercise any of its options under Section 10.08, and Tenant thereafter desires to assign this Lease or sublet the space specified in Tenant’s Offer Notice, Tenant shall notify Landlord (a “Transfer Notice”) of such desire, which Transfer Notice shall contain Tenant’s request for Landlord’s consent to such assignment or subletting and shall be accompanied by (1) a fully executed original counterpart of the proposed assignment or sublease, and of all related agreements, the effective date of which shall be at least thirty (30) days after the giving of the Transfer Notice, (2) if not provided together with Tenant’s Offer Notice in accordance with Section 10.08, a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises (or portion thereof), (3) if not provided together with Tenant’s Offer Notice in accordance with Section 10.08, current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial statements (which shall have been audited by a reputable accounting firm reasonably satisfactory to Landlord, or, if audited financial statements shall not be available, which shall have been certified to be true, correct and complete by the Chief Financial Officer of the proposed assignee or subtenant (or, if the proposed assignee or subtenant shall not have a chief financial officer, such assignee’s or subtenant’s chief executive officer)), and (4) such other information as Landlord may reasonably request with respect to the proposed assignee or subtenant (provided that Landlord shall request any such other information within ten (10) days after Landlord’s receipt of the applicable Transfer Notice accompanied by all items required in clauses (1) through (3) of this Section 10.09(a)), and Landlord’s consent to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided that:
(i)    such Transfer Notice shall be delivered to Landlord within two hundred seventy (270) days after the delivery to Landlord of the applicable Tenant’s Offer Notice;
(ii)    in Landlord’s reasonable judgment, the proposed assignee or subtenant is engaged in a business and the Premises will be used in a manner which (1) are in keeping with the standards of a first-class office building in downtown Manhattan, (2) are limited to the uses permitted under Article 6 hereof, and (3) will not violate any restriction as to use contained in this Lease;
(iii)    in Landlord’s reasonable judgment, the proposed assignee or subtenant is in keeping with a standard consistent with that of the other tenants at the Project and has sufficient financial worth to meet its liabilities and obligations under the assignment or sublease, proof of which shall have been furnished to Landlord;
(iv)    the fully executed original counterpart of the proposed assignment or sublease accompanying the Transfer Notice (i) is reasonably satisfactory to Landlord, (ii) is consistent, in all material respects, with the information contained in the applicable Tenant’s Offer Notice, including the information concerning the location, configuration and size of the space to be sublet (if applicable), the commencement date of the term of the proposed sublease and the length of such term (if applicable), and the effective date of the proposed assignment or sublease, (iii) is in compliance with Section 10.08(g) above, and (iv) expressly provides that the assignment or sublease in question is conditioned on, and shall not be effective without, the consent of Landlord and of the Ground Lessor (but, as to the consent of the Ground Lessor, only to the extent such consent of the Ground Lessor is required under the Ground Lease);
(v)    such sublease shall provide that no rental or any other payments for use, occupancy or utilization of the premises demised thereunder shall be based in whole or in part on the net income or profits derived by any Person therefrom, and such sublease or assignment shall provide that the proposed assignee or subtenant may not assign its interest in this Lease or such sublease, as applicable, or sublet the premises demised thereunder, except as otherwise provided herein;
(vi)    the proposed assignee or subtenant has not committed an act of insolvency or bankruptcy within the five (5) year period immediately preceding delivery of the Transfer Notice to Landlord (unless said proposed assignee’s or subtenant’s obligations shall be guaranteed by a guarantor that would otherwise satisfy the requirements of this Section 10.09 if such guarantor were the proposed assignee or subtenant in accordance with the terms and conditions of this Section 10.09);
(vii)    neither the proposed assignee or subtenant nor any of its Affiliates is a tenant or Subtenant in the Project for whose needs Landlord or its Affiliate shall have a comparable amount of space available in the Project for a comparable term, or for whose needs Landlord or its Affiliate reasonably anticipates a comparable amount of space will become available in the Project for a comparable term within a period of nine (9) months after such Transfer Notice shall have been given to Landlord;
(viii)    neither the proposed assignee or subtenant nor any of its Affiliates is a Person to or from whom Landlord or its Affiliate has delivered or received a term sheet or other written proposal regarding the leasing of a comparable amount of space in the Project for a comparable term within the four (4) month period prior to the date on which the applicable Transfer Notice shall have been given to Landlord;
(ix)    there shall not be more than four (4) occupants per Floor of the Premises (exclusive of Tenant’s Affiliates);
(x)    intentionally omitted;
(xi)    the nature of the use or occupancy of the proposed assignee or subtenant will not cause a materially greater density of employees or traffic or make greater demands on the Building Systems or building services or facilities than made by Tenant;
(xii)    the proposed assignee or subtenant will not, in Landlord’s judgment, present a greater security risk to the Project (including the Premises) than the security risk posed by other tenants in the Project;
(xiii)    in the case of a proposed sublease, the area to be sublet thereunder and the expiration of the term thereof are each the same as those contained in the applicable Tenant’s Offer Notice; and
(xiv)    Tenant shall reimburse Landlord, within thirty (30) days after demand, for any actual out-of-pocket attorneys’ fees and disbursements incurred by Landlord in connection with such assignment or sublease (including, without limitation, reasonable attorneys’ fees and disbursements in connection with the preparation and negotiation of any document evidencing Landlord’s consent thereto), whether or not such transaction shall be consummated.
(b)    If Landlord fails to respond to any Transfer Notice with respect to an assignment or sublease within thirty (30) days after Landlord’s receipt of such Transfer Notice accompanied by all of the documents, statements and information required to accompany the Transfer Notice pursuant to Section 10.09(a), then provided Tenant gives Landlord a second (2nd) notice requesting Landlord’s consent to such assignment or sublease enclosing Tenant’s original Transfer Notice and stating in bold face 18 point type AND CAPITALIZED LETTERS: “IF LANDLORD FAILS TO RESPOND TO THIS REQUEST FOR CONSENT TO ASSIGNMENT OR SUBLEASE (AS THE CASE MAY BE) WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE, THEN LANDLORD’S CONSENT TO SUCH ASSIGNMENT OR SUBLEASE (AS THE CASE MAY BE) SHALL BE DEEMED GRANTED IN ACCORDANCE WITH SECTION 10.09(b) OF THE LEASE,” and Landlord shall have failed to respond to the request after the expiration of such five (5) Business Day period, then, as Tenant’s sole and exclusive remedy for such delay in Landlord’s response, Landlord’s consent to such assignment or sublease shall be deemed to have been given.
(c)    Tenant shall have the right, but not the obligation, to simultaneously submit to Landlord a Tenant’s Offer Notice and a Transfer Notice in respect of the any proposed assignment or sublease. In such event, Landlord shall both (i) advise Tenant as to whether Landlord will exercise a Landlord’s Recapture Option in accordance with Section 10.08 and (ii) approve or disapprove of the proposed assignment or sublease in accordance with Section 10.09 of this Lease, in each case, within thirty (30) days after Landlord’s receipt of the applicable Tenant’s Offer Notice and Transfer Notice. If Landlord fails to respond to any Tenant’s Offer Notice and Transfer Notice simultaneously delivered to Landlord in accordance with this Section 10.09(c) within thirty (30) days after Landlord’s receipt of such Tenant’s Offer Notice and Transfer Notice accompanied by all of the documents, statements and information required to accompany the same pursuant to Sections 10.08 and 10.09, then provided Tenant gives Landlord a second (2nd) notice requesting Landlord’s waiver of Landlord’s Recapture Options in connection with such transaction and consent to such assignment or sublease, enclosing Tenant’s original Tenant’s Offer Notice and Transfer Notice and stating in bold face 18 point type AND CAPITALIZED LETTERS: “IF LANDLORD FAILS TO RESPOND TO THIS REQUEST FOR WAIVER OF LANDLORD’S RECAPTURE OPTIONS AND CONSENT TO ASSIGNMENT OR SUBLEASE (AS THE CASE MAY BE) WITHIN TEN (10) DAYS OF RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE WAIVED LANDLORD’S RECAPTURE OPTIONS IN CONNECTION WITH SUCH TRANSACTION AND GRANTED CONSENT TO THE APPLICABLE ASSIGNMENT OR SUBLEASE IN ACCORDANCE WITH SECTION 10.09(c) OF THE LEASE,” and Landlord shall have failed to respond to the request after the expiration of such ten (10) day period, then, as Tenant’s sole and exclusive remedy for such delay in Landlord’s response, Landlord shall be deemed to have waived Landlord’s Recapture Options with respect to such transaction (subject to Section 10.08(g) and Section 10.09) and granted consent to such assignment or sublease.
(d)    Any dispute with respect to Landlord’s reasonableness in withholding or granting consent to an assignment or sublease with respect to which Landlord agreed not to unreasonably withhold such consent in accordance with this Section 10.09 shall be determined by arbitration initiated by Tenant in accordance with Article 21.
Section 10.10    Manner of Offering Space. Tenant shall not publicly advertise in any medium the availability of this Lease for assignment or the availability of the Premises or any portion thereof for subleasing without prior notice to and approval by Landlord as to the form of such advertisement (which approval shall not be unreasonably withheld). If Landlord shall not respond to any request for such approval within five (5) Business Days after Landlord’s receipt of a proposed advertisement, then provided Tenant gives Landlord a second (2nd) notice requesting Landlord’s approval of such form of advertisement stating in bold face 18 point type AND CAPITALIZED LETTERS: “IF LANDLORD FAILS TO RESPOND TO THIS REQUEST FOR APPROVAL OF THE FORM OF THE ENCLOSED ADVERTISEMENT WITHIN FIVE (5) BUSINESS DAYS, THEN LANDLORD SHALL BE DEEMED TO HAVE APPROVED THE SAME IN ACCORDANCE WITH SECTION 10.10 OF THE LEASE,” and Landlord shall have failed to respond to the request for approval after the expiration of such five (5) Business Day period, then, as Tenant’s sole and exclusive remedy for such delay in Landlord’s response, Landlord shall be deemed to have approved the form of such advertisement for assignment or subleasing in accordance with this Section 10.10. No advertisement shall state the then Rent or the proposed rental or assignment consideration.
Section 10.11    Additional Assignment and Sublease Requirements. With respect to each and every sublease or assignment authorized or otherwise permitted by Landlord under the provisions of this Lease, regardless of whether Landlord’s express consent is necessary, it is further agreed:
(a)    No subletting shall be for a term (including renewal or extension options) ending later than one day prior to the expiration of the Term.
(b)    No subtenant or assignee shall take possession of the Premises or any part thereof until an executed counterpart of such sublease or assignment has been delivered to Landlord, and any consent required hereunder shall have been obtained.
(c)    Each sublease shall provide (i) that it is subject and subordinate to this Lease, and the matters to which this Lease is or shall be subordinate, (ii) that except as provided in clause (v) of this Section 10.11(c), such sublease shall terminate and be of no further force and effect upon any termination, surrender or cancellation of this Lease (including by reason of any agreed upon termination of this Lease by Landlord and Tenant), (iii) that the subtenant will not pay any rent or other sums under the sublease for more than one month in advance of the due date for any corresponding Rent obligation under this Lease, and (iv) on the termination of this Lease pursuant to Article 20, upon Landlord’s request, the subtenant will promptly deliver to Landlord “as-built” drawings (or comparable redlined shop drawings) of any construction, alteration, renovation and/or restoration work such subtenant performed or caused to be performed in the space demised under such subtenant’s sublease, and (A) if any construction, alteration, renovation and/or restoration work with respect to such space is then proposed or in progress, such subtenant’s drawings and specifications, if any, for such work, and (B) if any construction, alteration, renovation and/or restoration work by Tenant for such subtenant with respect to such space was performed or is then proposed or in progress, the “as-built” drawings, if any, or the drawings and specifications, if any, as the case may be, for such work in such subtenant’s possession, and (v) that in the event of any such termination or any surrender or cancellation of this Lease or any re-entry or dispossess by Landlord under this Lease, Landlord may, at its sole option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (1) liable for any previous act or omission of Tenant under such sublease, (2) subject to any credit, offset, claim, counterclaim, demand or defense, which theretofore accrued to such subtenant against Tenant, (3) liable for any security deposited by such subtenant that has not been transferred as such to Landlord, (4) bound by any previous modification of such sublease not consented to in writing by Landlord or by any previous prepayment of more than one month’s rent, (5) bound by any covenant to undertake or complete any construction of the premises or any portion thereof demised by such sublease, (6) bound by any obligation to make any payment to or on behalf of the subtenant, it being expressly understood that Landlord shall not be bound by any obligation to make payment to or on behalf of a subtenant with respect to construction performed by or on behalf of such subtenant with regard to the premises demised under such sublease (except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such attornment), (7) responsible for any monies owing by Landlord to Tenant or (8) required to remove any person occupying the Premises or any part thereof.
(d)    Each sublease shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, except in compliance with all of the terms and provisions of this Article 10.
Section 10.12    Allocation of Assignment Profit and Subleasing Profit. (a) If Landlord’s consent to any assignment of this Lease or to any sublease shall be required hereunder and shall have been given, Tenant shall, in consideration therefor, pay to Landlord, as Additional Rent:
(i)    In the case of any such assignment, an amount equal to 50% of the amount (which amount is herein called the “Assignment Profit”) by which (x) all sums and other consideration actually paid to Tenant and any of its Affiliates by or on behalf of the assignee for or by reason of such assignment (including sums paid for the sale or rental of Leasehold Improvements, fixtures, equipment, furniture, furnishings or other personal property, and, if such consideration is paid in installments, any interest paid on such installments) exceeds (y) the aggregate of (1) reasonable legal and advertising fees and expenses, transfer taxes, sales and gains taxes, and customary brokerage commissions paid by Tenant in connection with such assignment, (2) net payments for any leasehold improvements made for the assignee by Tenant and construction costs related thereto (or allowances in lieu thereof paid by Tenant) pursuant to the terms of such assignment, and any other concessions made by Tenant pursuant to the terms of such assignment (except for any so-called free rent in excess of six (6) months’ Base Rent), and (3) in the case of a sale of Tenant’s equipment, furniture, furnishings or other personal property to the assignee, the then-unamortized or undepreciated cost thereof determined on the basis of Tenant’s federal income tax returns. The amounts payable to Landlord under this clause (i) shall be due and payable within ten (10) days after Tenant’s or any of its Affiliates’ receipt of payment from or on behalf of the assignee (including any amounts received as damages or other sums from such assignee on account of such assignee’s default in connection with said assignment, net of Tenant’s reasonable and actual out-of-pocket costs of collection thereof).
(ii)    In the case of any such sublease, an amount equal to 50% of the amount (which amount is herein called the “Subleasing Profit”), calculated on a monthly basis, by which (x) any rents, additional charges or other consideration paid to Tenant and any of its Affiliates under or by reason of the sublease (and any related instruments) by or on behalf of the subtenant (including sums paid for the sale or rental of Leasehold Improvements, fixtures, equipment, furniture, furnishings or other personal property, and, if such consideration is paid in installments, any interest paid on such installments) and any sums received by Tenant and any of its Affiliates from or on behalf of the subtenant on account of profits received by such subtenant from an underletting), shall exceed (y) the aggregate of (1) the Rent and all other sums to be paid by Tenant hereunder in respect of the term of the sublease and of the space demised under the sublease (at the rate per Rentable Square Foot payable by Tenant hereunder), (2) in the case of a sale of Tenant’s equipment, furniture, furnishings or other personal property, the then-unamortized or undepreciated cost thereof determined on the basis of Tenant’s federal income tax returns, (3) the reasonable legal and advertising fees and expenses, transfer taxes, sales and gains taxes, and customary brokerage commissions paid by Tenant in connection with such subletting, and (4) net payments for any leasehold improvements made for the subtenant by Tenant (or net allowances in lieu thereof paid by Tenant) pursuant to the terms of the sublease and any other concessions made by Tenant pursuant to the terms of such sublease (except for any so-called free rent in excess of six (6) months’ base rent under the sublease). The amounts payable to Landlord under this clause (ii) in respect of the Subleasing Profit for a sublease shall be paid to Landlord as and when paid by the subtenant to Tenant. If, however, the sublease is terminated as a result of a default thereunder by the subtenant, Tenant’s obligation to pay further sums to Landlord shall terminate, except with regard to any damages or other sums thereafter received by Tenant from such subtenant (net of Tenant’s reasonable and actual out-of-pocket costs of collection thereof) to the extent attributable to any rents or other amounts included in the Subleasing Profit calculation, of which Tenant shall pay to Landlord 50% on account of the Subleasing Profit.
(b)    Together with any Transfer Notice given to Landlord pursuant to Section 10.09(a), Tenant shall furnish Landlord with such information and documents relating to the estimated calculation of Assignment Profit and Subleasing Profit as shall be reasonably appropriate to enable Landlord to verify the same, and Tenant shall promptly furnish Landlord with such additional information or documents related thereto as Landlord may reasonably request. Any dispute arising under or in connection with any provision of this Section 10.12 shall be determined by arbitration pursuant to Article 21. In the event the arbitration determines that the monthly amount owed by Tenant to Landlord under this Section 10.12 exceeds the monthly amount claimed to be so owed by Tenant, then Tenant shall pay Landlord any such deficiency within ten (10) Business Days after such determination has been obtained (or after the parties shall otherwise have reached agreement), and if Tenant shall fail to pay such deficiency within such ten (10) Business Day period after such determination or agreement, then the outstanding amount thereof shall be immediately due and payable to Landlord together with interest thereon at the Default Rate from the date such outstanding amount was originally owed to the date actually paid. The obligations of Tenant and the remedies of Landlord under this Section 10.12 shall survive the expiration or earlier termination of the Term.
Section 10.13    Tenant’s Enforcement. Tenant shall use commercially reasonable efforts to cause any Subtenant to comply with its obligations under its sublease.
Section 10.14    Responsibility for Subtenants. The fact that a violation or breach of any of the terms, provisions or conditions of this Lease results from or is caused by an act or omission by any Subtenant shall not in any respect relieve Tenant of Tenant’s obligations to cure the same.
Section 10.15    Assignment of Subrents. To secure the prompt and full payment by Tenant of the Rent and all other sums due hereunder and the faithful performance by Tenant of all the other terms and conditions herein contained on its part to be kept and performed, Tenant hereby assigns, transfers and sets over unto Landlord, subject to the conditions hereinafter set forth in this Section 10.15, all of Tenant’s right, title and interest in and to all subleases, and hereby confers upon Landlord, its agents and representatives, a right of entry in, and sufficient possession of, the sublease premises to permit and ensure the collection by Landlord of the rents and other sums payable under the subleases, and further agrees that the exercise of the right of entry and qualified possession by Landlord shall not constitute an eviction of Tenant from the Premises or any portion thereof; provided, that such assignment shall become operative and effective only if (a) an Event of Default shall occur, or (b) this Lease and the Term shall be canceled or terminated pursuant to the terms, covenants and conditions hereof, or (c) there occurs repossession under a dispossess warrant or other judgment, order or decree of a court of competent jurisdiction and then only as to such of the subleases that Landlord may elect to take over and assume, subject to Section 10.20. Notwithstanding anything contained in this Section 10.15 to the contrary, the provisions of this Section 10.15 shall be subject to the provisions of Section 10.11(c).
Section 10.16    Delivery of Sublease Schedule. While the Ground Lease is in effect, Tenant shall deliver to Landlord, at least annually, a schedule of any subleases and occupancy agreements which shall include the name of the Subtenant, the expiration date, a description of any renewal options, rentals and any other information relating to such subleases or occupancy agreements which Landlord may reasonably request.
Section 10.17    Indemnification by Tenant. If Landlord shall decline to give its consent to any proposed assignment, sublease or other use or occupancy agreement for which such consent shall be required, or if Landlord shall exercise any of its options under Section 10.08 of this Lease, Tenant shall indemnify, defend and hold harmless Landlord and its officers, employees and agents against and from any and all loss, liability, damages, costs and expenses (including reasonable attorneys’ fees) resulting from any claims that may be made against any such Persons by the proposed assignee or Subtenant or by any brokers or other Persons claiming a commission or similar compensation in connection with the proposed assignment, sublease or other use or occupancy agreement.
Section 10.18    Assumption by Assignee in Bankruptcy. Any person or entity to which this Lease may be assigned pursuant to the provisions of Section 365 of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, promptly after demand, execute and deliver to Landlord an instrument confirming such assumption. The provisions of this Section 10.18 shall not in any way be construed as Landlord’s advance consent to any such assignment.
Section 10.19    OFAC Information. In connection with any proposed assignment of this Lease or any sublease, Tenant shall provide to Landlord the names of the persons holding an ownership interest in any proposed assignee or sublessee, as applicable, for purposes of compliance with Presidential Executive Order 13224 (issued September 24, 2001), as amended. The obligation contained in the preceding sentence shall not apply to any wholly-owned subsidiary of Tenant or any publicly owned company
Section 10.20    Qualifying Sublease; Recognition Agreement.
(a)    If Tenant subleases all or any portion of the Premises with Landlord’s consent and such sublease constitutes a Qualifying Sublease (as hereinafter defined) and Tenant shall not be in default beyond any applicable notice and cure period under this Lease at the time of a request for a recognition agreement, then Landlord shall execute, have acknowledged and deliver to the subtenant thereunder, a recognition agreement, substantially in the form annexed to this Lease as Exhibit Q. Landlord shall execute, have acknowledged and deliver such a recognition agreement contemporaneously with the giving of Landlord’s consent to such Qualifying Sublease; provided, however, that in no event shall Landlord be deemed to have recognized the subtenant of a Qualifying Sublease unless and until such recognition agreement has been executed, acknowledged and delivered by Landlord.
(b)    Upon the attornment and recognition of a subtenant pursuant to the recognition agreement described in Section 10.20(a), (i) the Qualifying Sublease shall continue in full force and effect as, or as if it were, a direct lease between Landlord and such subtenant upon all of the then executory terms, conditions and covenants as are set forth in such Qualifying Sublease, except that the fixed annual rent or base rent payable thereunder shall be the greater of (x) the Base Rent payable under this Lease (as the same may be adjusted from time to time under this Lease) in respect of the subleased premises (prorated on a per RSF basis) and (y) the actual fixed annual rent or base rent payable under the then executory terms of the Qualifying Sublease, and except as otherwise specifically set forth in the recognition agreement annexed to this Lease as Exhibit Q, and (ii) Tenant shall promptly transfer to Landlord the entire security deposit deposited by Tenant with respect to such sublease.
(c)    Tenant shall reimburse Landlord, or cause Landlord to be reimbursed within thirty (30) days of demand, for all reasonable and actual out-of-pocket attorneys’ fees and disbursements incurred by Landlord in connection with any requested recognition of a Qualifying Sublease under this Section 10.20.
(d)    A “Qualifying Sublease” is a sublease in form and substance reasonably satisfactory to Landlord (in accordance with the provisions of this Article 10) entered into with Landlord’s prior written consent, to a subtenant which is a bona fide third party, that is not an Affiliate of Tenant and that meets the Non-disturbance Financial Test (as hereinafter defined), of not less than one entire floor of the Building (containing at least the entire rentable area of one floor of the Building), provided that any portion of the Premises demised under any such sublease, and the balance of such floor on which such portion is located, shall each have a commercially reasonable configuration and be reasonably marketable on their own, as determined by Landlord in its reasonably exercised discretion, and, provided further, that the sublease must not, with respect to the Premises leased by Tenant, create any non-contiguity (including, without limitation, vertical noncontiguity) where contiguity exists on the date Tenant delivers its request for Landlord’s consent to the sublease (i.e., such that the Qualifying Sublease must contain the uppermost or lowermost full Floor of the Premises, unless such floor shall then be subject to another Qualifying Sublease).
(e)    The “Non-disturbance Financial Test” shall mean that the subtenant (or a guarantor of all of the subtenant’s obligations under the Qualifying Sublease, which guarantor is an entity that has substantial assets in the United States, the United Kingdom or Canada and is or has submitted itself in writing to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, provided that if such guarantor shall have the majority of its assets in the United Kingdom or Canada, such guarantor shall cause to be delivered to Landlord an opinion regarding the enforceability of such guaranty in the United Kingdom or Canada, as applicable, in a form reasonably acceptable to Landlord) shall have either (i) a net worth in excess of a sum equal to twenty-five (25) times the greater of (A) the annual Base Rent and the recurring Additional Rent payable under this Lease during the year in which the sublease in question is executed and delivered for such portion of the Premises covered by such sublease (prorated on a per RSF basis), and (B) the annual base or fixed rent and any recurring additional rent payable under the sublease during the year in which the sublease in question is executed and delivered, or (ii) if the subtenant is a firm engaged in the practice of law, an accounting firm or other professional services firm, gross income in excess of twenty-five (25) times the greater of (x) the sum of all fixed annual rent and additional rent in effect during the year in which the sublease in question is executed and delivered for all facilities leased by such subtenant including the annual Base Rent and the recurring Additional Rent payable under this Lease during the year in which the sublease in question is executed and delivered for such portion of the Premises covered by such sublease (prorated on a per RSF basis), and (y) the sum of all annual rent and additional rent in effect during the year in which the sublease in question is executed and delivered for all facilities leased by such subtenant including the fixed annual base or fixed rent and any recurring additional rent payable under the sublease during the year in which the sublease in question is executed and delivered. Satisfaction of either of such tests shall be evidenced by the subtenant’s (or such guarantor’s) separate audited financial statements for the subtenant’s (or such guarantor’s) immediately preceding fiscal year, which shall be delivered to Landlord as a condition precedent to Landlord entering into a recognition agreement in respect of a Qualifying Sublease, or if the subtenant or such guarantor shall not have its financial statements audited, such other evidence of satisfaction of either of such tests as shall be reasonably satisfactory to Landlord. Notwithstanding anything to the contrary contained herein, a prospective subtenant can elect to satisfy the Non-disturbance Financial Test by delivering to Landlord a Letter of Credit in compliance with (and which shall be held subject to) the terms and conditions of Article 29 of this Lease in the amount of the annual Base Rent and the recurring Additional Rent payable under this Lease during the year in which the sublease in question is executed and delivered for such portion of the Premises covered by such sublease (prorated on a per RSF basis).
ARTICLE 11

COMPLIANCE WITH LAWS
Section 11.01    Tenant Compliance Required. (d)  Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any Legal Requirements with respect to the Premises or the use or occupancy thereof together with a copy of such notice.
(e)    Tenant shall, at Tenant’s expense, comply with all federal, state and local laws, orders, ordinances, directions, rules, regulations and requirements of any Governmental Authority, now or hereinafter in force (collectively, “Legal Requirements”), in respect of the Premises, any Alterations made by, or at Tenant’s request, outside of the Premises, or the abatement of any nuisance in, on or about the Premises, provided that to the extent such Legal Requirements necessitate structural Alterations, then, except as otherwise provided herein, Tenant shall only be required to make such structural Alterations in order to comply therewith if such Legal Requirements (I) require the installation, modification or maintenance of any handicapped facilities, any fire-rated partitions, gas, smoke or fire detector or alarm or any sprinkler or other system to extinguish fires, or (II) impose some other requirement on Landlord or Tenant or any violation, order or duty on Landlord or Tenant, arising in the case of clause (I) or (II) from (i) the particular manner of use or occupancy of the Premises (as distinguished from the mere use and occupancy of the Premises for general office use), (ii) the manner of conduct of Tenant’s business or the alteration or operation of Tenant’s installations, equipment or other property therein, (iii) the use of the Premises for any use other than general office use and the ancillary uses specifically enumerated herein, (iv) any cause or condition created by or at the instance of Tenant, including any Alterations made in or to the Premises, (v) the use or manner of use by Tenant of any area outside the Premises and/or any Alterations made by or at the instance of Tenant to any area outside the Premises, or (vi) a breach of any of Tenant’s obligations hereunder (including any breach resulting from, arising out of, or in connection with any use or occupancy of the Premises prohibited under this Lease). Notwithstanding the foregoing, (I) Tenant shall comply with all Legal Requirements (even if such compliance requires structural Alterations) including the federal Americans With Disabilities Act of 1990, as amended and the regulations promulgated thereunder (collectively, the “ADA”) with respect to (x) all restrooms on any floor of the Building where all of the rentable area on such Floor is part of the Premises (whether or not any such restroom is existing as of the date of this Lease and whether or not Tenant has retrofitted or altered same), and (y) areas in or at the entranceways to or within the Premises, including those relating to any “paths of travel” to the public corridor and the restrooms, as well as compliance with all ADA requirements that may be imposed by reason of or in connection with any Leasehold Improvements, and (II) Tenant shall make (or, as hereinafter provided, cause to be made), at Tenant’s expense, all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, necessary to comply with all Legal Requirements (including Local Law No. 5 of 1973, as then in force), the need for which arises out of (i) the performance or existence of any Leasehold Improvements, (ii) the installation, use or operation of Tenant’s Property in the Premises, (iii) the moving of Tenant’s Property in or out of the Building, or (iv) any act, omission, misuse or neglect of Tenant or any Subtenant or its or their employees, agents, contractors, licensees or invitees. If any compliance required hereunder by Tenant with Legal Requirements would affect in any way any Building Systems or the structure of the Building, such work must be performed exclusively by the contractor designated by Landlord, at Tenant’s expense (it being agreed that such contractor shall charge rates that are reasonably competitive with those of other reputable contractors of at least the same quality performing like services in and to first-class office buildings located in downtown Manhattan that are comparable to the Building and that no peer review of such contractor’s work shall be required). Tenant shall pay all costs, expenses, fines, penalties and damages that may be imposed upon Landlord or the holder of any other Superior Interest by reason of or arising out of Tenant’s failure to fully and promptly comply with and observe the provisions of this Section 11.01. Subject to Article 26 hereof, Tenant shall pay, after demand therefor as Additional Rent, any fines, penalties or other amounts owed by Landlord or any Superior Party to the Fire Department of New York or to others resulting from alarms or violations or corrections to the fire safety system originating in the Premises or resulting from Tenant’s action or inaction.
(f)    Tenant, at its expense, after notice to Landlord, may contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability, of any Legal Requirements, provided that (a) neither Landlord nor Ground Lessor shall be subject to criminal penalty or to prosecution for a crime, or any other fine or charge, nor shall the Real Property or any part thereof, be subject to being condemned, forfeited or vacated, nor shall the Real Property, or any part thereof, be subjected to any lien (unless Tenant shall remove such lien by bonding or otherwise) or encumbrance, by reason of non-compliance or otherwise by reason of such contest; (b) before the commencement of such contest, Tenant shall furnish to Landlord a cash deposit or other security in amount, form and substance reasonably satisfactory to Landlord and shall indemnify Landlord against the cost thereof and against all liability for damages, interest, penalties and expenses (including attorneys’ fees and expenses), resulting from or incurred in connection with such contest or non-compliance; (c) such non-compliance or contest shall not constitute or result in any violation of any Superior Lease or Superior Mortgage, or if any such Superior Lease and/or Superior Mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; (d) such non-compliance or contest shall not prevent Landlord from obtaining any and all permits and licenses in connection with the operation of the Building; and (e) Tenant shall keep Landlord advised as to the status of such proceedings. Without limiting the application of the above, Landlord or Ground Lessor, as applicable, shall be deemed subject to criminal penalty and prosecution for a crime and subject to a fine or charge if Landlord, Ground Lessor, the Property Manager, the Building manager, or any officer, director, member, partner, shareholder or employee of Landlord, Ground Lessor, the Property Manager, or the Building manager, as an individual, is charged with a crime of any kind or degree whatever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord, Ground Lessor, the Property Manager, the Building manager, or such officer, director, member, partner, shareholder or employee (as the case may be) is required to plead or answer thereto.
Section 11.02    Landlord Compliance Required. (a)  Except insofar as Tenant is expressly made responsible under this Lease for compliance with such Legal Requirements, Landlord will comply with all Legal Requirements affecting the public areas of the Building, the base Building structure or the Building Systems, or any portions thereof, to the extent that noncompliance with such Legal Requirements would adversely affect (except to a de minimis extent) Tenant’s use of the Premises, access to the Premises for Tenant’s permitted use under Section 6.01 of this Lease, and/or Tenant’s performance of Alterations to the Premises for which Landlord has approved (or shall be deemed to have approved) Tenant’s plans and specifications (including the Initial Tenant Work and/or the Initial Restroom Work, if applicable), provided that Landlord may defer such compliance so long as Landlord shall be contesting the validity or applicability of such Legal Requirements (unless such contest shall have an adverse effect (to more than a de minimis extent) on Tenant’s access to the Premises, use of the Premises for Tenant’s permitted use under Section 6.01 of this Lease or Tenant’s performance of Alterations to the Premises for which Landlord has approved (or shall be deemed to have approved) Tenant’s plans and specifications (including the Initial Tenant Work and/or the Initial Restroom Work, if applicable) in accordance with the terms and conditions of this Lease).
(b)    If Tenant is prevented from performing (or obtaining permits for) the Initial Tenant Work and/or the Initial Restroom Work in the Premises (or a portion thereof) as a result of a violation of applicable Legal Requirements which Landlord is required to cure pursuant to Section 11.02(a) hereof, and Landlord shall fail to cure such violation for a period of more than fifteen (15) days (such period, subject to extension on a day-for-day basis by Tenant Delay and Force Majeure, “Landlord’s Violations Cure Deadline”) after Tenant shall have given Landlord notice thereof and notice that Tenant has ceased to perform the Initial Tenant Work and/or the Initial Restroom Work in the Premises (or the affected portion thereof) as the result of such violation (a “Violation Notice”), then Tenant, as Tenant’s sole and exclusive remedy for Landlord’s delay in curing the applicable violation of Legal Requirements beyond Landlord’s Violation Cure Deadline, shall receive a per diem credit against Base Rent applicable only to that portion of the Premises (calculated on a per RSF basis) in which Tenant shall be prevented from performing the Initial Tenant Work and/or the Initial Restroom Work due to Landlord’s failure to cure the applicable violation, it being agreed that such per diem credit shall accrue commencing on the day after Landlord receives the applicable Violation Notice and ending on the date on which Landlord shall cure such violation and notify Tenant thereof. If, however, Tenant shall continue to perform the Initial Tenant Work and/or the Initial Restroom Work in the Premises (or the applicable portion thereof), during the continued existence of any violation of Legal Requirements which Landlord is obligated to cure pursuant to Section 11.02(a) hereof, then Tenant shall not receive any credit against Base Rent attributable thereto.
(c)    If Tenant is prevented from performing (or obtaining permits for) the Initial Tenant Work, the Initial Restroom Work or future Alterations in the Premises (or a portion thereof) as a result of a violation of applicable Legal Requirements which Landlord is not required to cure pursuant to Section 11.02(a) hereof, but which is caused by another tenant or occupant of the Building, then after Landlord’s receipt of a Violation Notice from Tenant with respect thereto, Landlord shall use commercially reasonable efforts to cure such violation or cause the same to be cured (including, without limitation, by enforcing the terms of such lease or occupancy agreement to cause such other tenant or occupant to cure such violation), provided, however, that Landlord shall not be liable to Tenant for the failure to cure such violation (or cause the same to be cured) and Tenant shall not be entitled to any credit against or abatement of Rent as a result thereof.
Section 11.03    No Discrimination. (a)  Tenant, in connection with the maintenance, repair or alteration of the Premises (including any repairs and restoration), (i) shall not discriminate nor permit discrimination against any Person by reason of race, creed, color, religion, national origin, ancestry, sex, age, disability or marital status, and (ii) shall comply with all applicable Legal Requirements from time to time in effect prohibiting such discrimination.
(b)    Tenant shall be bound by and shall include the following paragraphs (i) through (v) of this Section 11.03(b) in all construction agreements, service and management agreements and agreements for the purchase of goods and services relating to the operation of the Premises in such a manner that these provisions shall be binding upon the parties with whom such agreements are entered into (any party being bound by such provisions shall be referred to in this Section 11.03(b) as “Contractor”):
(i)    Contractor shall not discriminate against employees or applicants for employment because of race, creed, color, religion, national origin, ancestry, sex, age, disability or marital status, shall comply with all applicable federal, state or local laws, ordinances, rules and regulations from time to time in effect prohibiting such discrimination or pertaining to equal employment opportunities, and shall undertake programs of affirmative action to ensure that employees and applicants for employment are afforded equal employment opportunities without discrimination. Such action shall be taken with reference to, but not limited to, recruitment, employment, job assignment, promotion, upgrading, demotion, transfer, layoff or termination, rates of pay or other forms of compensation, and selection for training or retraining, including apprenticeship and on-the-job training.
(ii)    Contractor shall request each employment agency, labor union and authorized representative of workers with which it has a collective bargaining or other agreement or understanding, to furnish it with a written statement that such employment agency, labor union or representative will not discriminate because of race, creed, color, religion, national origin, ancestry, sex, age, disability or marital status and that such agency, union or representative will cooperate in the implementation of Contractor’s obligations hereunder.
(iii)    Contractor shall state in all solicitations or advertisements for employees placed by or on behalf of Contractor that all qualified applicants shall be afforded equal employment opportunities without discrimination because of race, creed, color, religion, national origin, ancestry, sex, age, disability or marital status.
(iv)    Contractor shall comply with all of the provisions of the Civil Rights Law of the State of New York and Sections 291-299 of the Executive Law of the State of New York, shall upon reasonable notice furnish all information and reports deemed reasonably necessary by Landlord and shall permit access to its relevant books, records and accounts for the purpose of monitoring compliance with the Civil Rights Law and such sections of the Executive Law.
(v)    Contractor shall include in all agreements with subcontractors the foregoing provisions of paragraphs (i) through (iv) in such a manner that such provisions shall be binding upon the subcontractor and enforceable by Contractor, Tenant and Landlord. Contractor shall take such action as may be necessary to enforce the foregoing provisions. Contractor shall promptly notify Tenant and Landlord of any litigation commenced by or against it arising out of the application or enforcement of these provisions, and Tenant and Landlord may intervene in any such litigation.
(c)    Notwithstanding the provisions of Article 20, but without limitation of Tenant’s obligations under Article 26, if Tenant fails or refuses to comply with its obligations under this Section 11.03, Landlord’s sole remedy shall be to apply to a court of competent jurisdiction for such equitable relief as may be available to secure the performance thereof by Tenant or to take such other action as may be provided by law.
Section 11.04    Hazardous Substances. Tenant shall not install or permit any Hazardous Materials (as hereinafter defined) to be used, placed or stored in or about the Premises in violation of any Legal Requirements. Tenant shall indemnify and hold Landlord harmless from and against any claims, demands, losses, liabilities, penalties and damages arising out of, or in any way connected with the installation, placement, storage, use or release of Hazardous Materials installed, placed, stored, used or released by Tenant, Tenant’s employees, contractors or agents in violation of any Legal Requirements. If Tenant or its employees, contractors or agents install, use, release, store or place Hazardous Materials in or about the Premises, Tenant shall be obligated to remove and dispose of such Hazardous Materials in compliance with all Legal Requirements. This covenant shall survive the expiration or earlier termination of this Lease. As used herein, the term “Hazardous Materials” shall mean any petroleum product, asbestos product, or any other material, substance or waste that is now, or hereafter during the Term, recognized as being hazardous or dangerous to health or the environment by any federal, state or local agency having jurisdiction over the Building. Notwithstanding anything to the contrary contained herein, the use or storage of any materials and supplies in quantities typically and lawfully used in connection with the cleaning, operation and maintenance of offices or other permitted ancillary uses under this Lease shall not be considered in violation of this Section 11.04, provided the same are used, handled and stored in accordance with all applicable Legal Requirements.
Section 11.05    Landlord represents that, to its knowledge, the Premises shall be free of Pre-Existing Hazardous Materials on the Commencement Date. Notwithstanding anything to the contrary in this Lease, if any Pre-Existing Hazardous Materials are discovered by Tenant in the Premises during the performance of the Initial Tenant Work or the Initial Restroom Work, Tenant shall promptly notify Landlord of (i) the Pre-Existing Hazardous Materials so discovered and the portion of the Premises affected thereby and (ii) that Tenant has ceased the performance of the Initial Tenant Work and/or the Initial Restroom Work, as applicable, in the affected portion of the Premises (a “Pre-Existing Hazardous Materials Notice”). Provided that such Pre-Existing Hazardous Materials shall not have been introduced to the Premises or the Building by Tenant or its contractors, agents or employees, Landlord, following such notice from Tenant shall, at Landlord’s sole cost and expense, promptly remediate such Pre-Existing Hazardous Materials in accordance with Legal Requirements (“Remediation Work”). Tenant shall permit Landlord and Landlord’s contractors and agents to enter the Premises after the Commencement Date for the purpose of performing any Remediation Work required in accordance with this Section 11.05. Landlord’s performance of Remediation Work shall not be deemed a constructive eviction of Tenant or entitle Tenant to any credit against or abatement of Rent; provided, however, that if Landlord shall not complete any Remediation Work required pursuant to this Section 11.05 within fifteen (15) days after Tenant shall have given the applicable Pre-Existing Hazardous Materials Notice and provided Landlord with access to the Premises (or the applicable portion thereof) to remediate the same (such period, subject to extension on a day-for-day basis by Tenant Delay and Force Majeure, the “Remediation Work Deadline”), then Tenant shall, as Tenant’s sole and exclusive remedy for Landlord’s failure to complete the Remediation Work by the Remediation Work Deadline, receive a per diem credit against Base Rent applicable only to that portion of the Premises (calculated on a per RSF basis) in which Tenant shall be prevented from performing the Initial Tenant Work and/or the Initial Restroom Work due to the Remediation Work, it being agreed that such per diem credit shall accrue commencing on the day after Landlord receives the applicable Pre-Existing Hazardous Materials Notice and ending on the date on which Landlord shall complete the Remediation Work and notify Tenant thereof. If, however, Tenant shall continue to perform the Initial Tenant Work and/or the Initial Restroom Work in the affected portion(s) of the Premises prior to Landlord’s completion of the Remediation Work, then Tenant shall not receive any credit against Base Rent attributable thereto.
ARTICLE 12

INSURANCE
Section 12.01    Compliance with Requirements. Tenant shall not permit anything to be done, or keep or permit anything to be kept in, on or about the Premises which would subject Landlord, Ground Lessor or any other Superior Party to any liability or responsibility for personal injury or death or property damage, or which would result in Landlord’s insurers refusing to insure the Real Property in amounts required by this Lease or such greater amounts as may reasonably be desired by Landlord, or which might result in the cancellation of, or the assertion of any defense by the insurer in whole or in part to claims under any policy of insurance in respect of the Real Property. Notwithstanding anything to the contrary contained herein, Landlord acknowledges and agrees with Tenant that the mere general and executive office use of the Premises in compliance with Legal Requirements, in and of itself, shall not be deemed to (x) result in insurance companies of good standing refusing to insure the Real Property in amounts reasonably satisfactory to Landlord, or (y) result in the cancellation of, or the assertion of any defense by the insurer in whole or in part to claims under, any policy of insurance in respect of the Real Property.
Section 12.02    Obligation to Reimburse. If, by reason of Tenant’s failure to comply with the provisions of Section 12.01, the premiums on Landlord’s insurance on the Real Property or any portion thereof shall be higher than they otherwise would be, or Landlord’s insurers reduce the insurance coverage provided on the Real Property or any portion thereof and Landlord must obtain additional insurance, and Landlord shall notify Tenant of such fact and, if Tenant shall not, as soon as reasonably practicable, but in no event more than ten (10) days thereafter, rectify such failure so as to prevent the imposition of such increase in premiums or reductions of coverage, then Tenant shall reimburse Landlord as Additional Rent within thirty (30) days, after demand, for any such premiums attributable to such failure on the part of Tenant.
Section 12.03    Tenant’s Insurance. Tenant, at its expense, shall maintain at all times during the Term commercial general liability insurance, including a contractual liability endorsement and personal injury liability coverage, in respect of the Premises and the conduct or operation of business therein, with Landlord, the Property Manager, Ground Lessor, Superior Mortgagee and any other holder of a Superior Interest whose name and address shall previously have been furnished to Tenant, as additional insureds, with limits of not less than $10,000,000.00 per occurrence for bodily injury and property damage. Tenant shall also maintain (i) “all risk” property insurance (including coverage for terrorism) covering all present and future Leasehold Improvements and Tenant’s Property to a limit of not less than the full replacement value thereof, (ii) business interruption insurance for a minimum period of three (3) months or such greater amount that will reimburse Tenant for direct and indirect loss of earnings and extra expense attributable to all perils insured against in this Section 12.03 or other perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or the Building as a result of any of such perils, (iii) comprehensive equipment breakdown insurance (without exclusion for explosion), covering all mechanical, electrical and other equipment belonging to Tenant against physical damage from all perils insured against in this Section 12.03, (iv) workers compensation insurance in accordance with the laws of the State of New York and (v) comprehensive automobile liability insurance coverage with limits of not less than $2,000,000 combined single limit coverage against bodily injury liability and property damage liability arising out of the use by or on behalf of Tenant, its agents and employees in connection with this Lease, of any owned, non-owned or hired motor vehicle. Tenant shall deliver to Landlord and any other additional insured such certificates of insurance, issued by the insurer, in form reasonably satisfactory to Landlord, at least ten (10) days before the Commencement Date. The “all risk” property insurance policies required to be carried by Tenant, and any certificates evidencing such policies, shall provide that the proceeds under such policies shall be payable to Landlord, Tenant and each Superior Lessor and Superior Mortgagee as their interests may appear. Tenant shall execute and deliver to Landlord such proofs of loss and other instruments which may be reasonably required to recover any such insurance proceeds. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any other additional insured a certificate thereof issued by the insurer at least thirty (30) days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State (provided, that if permitted under all applicable Superior Instruments, then it shall not be necessary for an insurer to be licensed in New York State so long as such insurer is permitted by all applicable Legal Requirements to write insurance in New York State), rated by Best’s Insurance Reports or any successor publication of comparable standing at A/VIII or better or the then equivalent of such rating, and Tenant shall use commercially reasonable efforts to cause all such policies to contain a provision whereby the same cannot be cancelled, allowed to lapse or modified unless Landlord is given at least thirty (30) days’ prior written notice of such cancellation, lapse or modification, or, in the event of any cancellation, lapse or modification by reason of non-payment of the premiums due thereunder, at least ten (10) days’ prior written notice of the same (it being understood that in no event may Tenant’s insurance coverage be reduced below the coverage required pursuant to this Lease). In addition to the foregoing, Tenant shall give Landlord at least thirty (30) days’ prior written notice of any cancellation, lapse or modification reducing the coverage of the insurance policies required to be maintained by Tenant hereunder. The limits of liability required herein may be provided by a single policy of insurance or by a combination of primary and umbrella policies, but in no event shall the total limits of liability available for any one occurrence or accident be less than those required herein. Tenant’s policies of insurance may be maintained under “blanket policies” insuring the Premises and other property or locations of Tenant; provided, that such blanket policies shall (i) set forth the amount of the insurance applicable to the Premises, (ii) otherwise comply with the provisions of this Article 12, and (iii) afford the same protection to Landlord and any other additional insured as would be provided by policies individually applicable to the Premises. All insurance policies required to be maintained pursuant to this Section 12.03 shall not contain any exclusions for acts of terrorism or similar events. In addition to the other requirements set forth in this Lease, the insurance required to be carried by Tenant under this Lease shall be primary insurance for all claims under it and shall provide that any insurance carried by Landlord, the Property Manager, and the holder of any Superior Interest is strictly excess, secondary and non-contributing with any insurance carried by Tenant. Notwithstanding anything to the contrary contained herein, in no event shall any policy of insurance maintained by Tenant pursuant to this Section 12.03 have a deductible greater than $250,000.00.
Section 12.04    Waiver of Subrogation. Each party agrees to have included in each of its insurance policies (insuring the Building and Landlord’s property therein in the case of Landlord and insuring Leasehold Improvements and Tenant’s Property, in the case of Tenant, against loss, damage or destruction by fire or other casualty) a waiver of the insurer’s right of subrogation against the other party during the Term of this Lease or, if such waiver should be unobtainable or unenforceable, (i) an express agreement that such policy shall not be invalidated if the insured party waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (ii) any other form of permission for the release of the other party. Landlord hereby releases Tenant with respect to any claim (including a claim for negligence) which Landlord might otherwise have against Tenant for loss, damage or destruction with respect to Landlord’s property and the Building occurring during the Term to the extent to which Landlord is insured under a policy or policies containing a waiver of subrogation or permission to release liability, as provided in the preceding provisions of this Section 12.04. Tenant hereby releases Landlord with respect to any claim (including a claim for negligence) which Tenant might otherwise have against Landlord for loss, damage or destruction with respect to Leasehold Improvements or Tenant’s Property occurring during the Term to the extent to which Tenant would be insured under a policy covering loss or damage to such property in the manner required under Section 12.03 and containing a waiver of subrogation in favor of Landlord or permission to release liability (regardless of whether or not Tenant is so insured). If notwithstanding the recovery of insurance proceeds by either party for loss, damage or destruction of its property, the other party is liable to the first party with respect thereto or is obligated under this Lease to make replacement, repair or restoration or payment therefor, then, provided the first party’s right of full recovery under its insurance policies is not thereby prejudiced or otherwise adversely affected, the amount of the net proceeds of the first party’s insurance against such loss, damage or destruction shall be offset against the second party’s liability to the first party therefor, or shall be made available to the second party to pay for replacement, repair or restoration, as the case may be. Such waiver, agreement or permission obtained by Tenant shall extend to Landlord’s agents and employees, Ground Lessor, Superior Mortgagee or any other Superior Party.
Section 12.05    Increases in Coverage. Landlord may from time to time require that the amount of the commercial general liability insurance to be maintained by Tenant under Section 12.03 be increased to amounts then customarily required of tenants by landlords of comparable properties, provided that (i) any increase in such amount(s) shall be consistent with amounts of insurance that other tenants are then being required to maintain by prudent owners of other first class office buildings comparable to the Building in Manhattan and (ii) Landlord shall not require any such increases in amount(s) of coverage prior to the third (3rd) anniversary of the Commencement Date (and thereafter, shall not require any such increases more frequently than one time per each thirty-six (36) month period during the Term). If Tenant shall claim that Landlord’s requirement is excessive, the dispute shall be determined by arbitration as provided in Article 21. Tenant shall, thereafter, carry the insurance determined by such arbitration to be required, but in no event shall the amount of such commercial general liability insurance be less than the amount specified in Section 12.03.
Section 12.06    Depositary and Proceeds. (h)  If required by the Ground Lessor, the proceeds under all policies required by any provision of this Lease insuring against damage to Leasehold Improvements by fire or other casualty shall be payable to the Depositary and, if not so required, such proceeds shall be payable directly to Landlord, which shall hold the same pending application to the restoration of the Premises or, if this Lease shall have terminated or expired, Landlord may retain the same.
(i)    As used herein, “Depositary” shall mean the entity designated by Landlord from time to time to act as the Depositary hereunder. Any entity designated to act as Depositary hereunder shall be (i) a bank, national banking association, savings and loan association or trust company having offices in the Borough of Manhattan, City of New York, State of New York, with a capital and surplus of not less than $500,000,000.00 throughout the period during which its acts as Depositary or (ii) a merchant bank, investment banking or credit corporation, charitable foundation, insurance company or pension and/or annuity company having net assets of not less than $500,000,000.00 throughout the period during which it acts as Depositary.
Section 12.07    Landlord’s Insurance. The Building is insured by Landlord in accordance with the requirements of the Ground Lease. If the Ground Lease shall terminate, any successor Landlord shall carry all-risk property insurance in the full replacement value of the Building and Commercial General Liability insurance in reasonable amounts as would be carried by prudent landlords in first class buildings in downtown Manhattan.
ARTICLE 13

RULES AND REGULATIONS
Section 13.01    Compliance with Rules. Tenant shall faithfully observe and comply with, and shall cause its employees, agents, invitees and licensees, to faithfully observe and comply with, the rules and regulations annexed hereto as Exhibit C, and such reasonable modifications and additions thereto as Landlord at any time and from time to time may make and communicate to Tenant which in Landlord’s reasonable judgment shall not increase in more than a de minimis respect Tenant’s monetary obligations hereunder or adversely affect in any material manner Tenant’s rights hereunder or unreasonably interfere with the conduct of Tenant’s business in the Premises or Tenant’s use of the Premises, and which, in Landlord’s reasonable judgment, shall be necessary or appropriate for the reputation, protection, safety, care or appearance of the Premises or the Real Property, or portions thereof, or areas adjacent thereto, or the preservation of good order therein, or the operation or maintenance of the Premises or the Real Property, or portions thereof, or the equipment and fixtures thereon or servicing the same (such rules and regulations, as modified or added to from time to time, the “Rules and Regulations”); provided, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations hereafter adopted, the provisions of this Lease shall control.
Section 13.02    No Third-Party Rights. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations against any other tenant or any employee, agent, invitee or licensee of any other tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees, Landlord shall not enforce the Rules and Regulations against Tenant in a manner that is less favorable to Tenant than Landlord’s enforcement generally against the other office tenants of the Building.
ARTICLE 14

ALTERATIONS; DISCHARGE OF LIENS
Section 14.01    Alterations by Tenant. (a)  Tenant shall not make, or cause to be made, alterations, additions, improvements, installations or changes of any nature (“Alterations”) in or to any portion of the Building (including the Premises) or any other portion of the Real Property, except as expressly permitted and allowed pursuant to the provisions hereinafter provided. The term “Alterations” includes the Initial Tenant Work and the Initial Restroom Work. Provided Tenant is not in default under this Lease beyond the expiration of any applicable notice and grace periods, Landlord shall not unreasonably withhold its approval to any Alteration that is not a Material Alteration. “Material Alteration” means an Alteration that (i) is not limited to the interior of the Premises or which affects the exterior (including the appearance) of the Building, (ii) is structural or affects the strength of the Building or involves core drilling, (iii) adversely affects the usage or the proper functioning of any of the Building Systems, (iv) requires a change to the Building’s certificate of occupancy, or (v) violates any Legal Requirements. Tenant may perform Decorative Alterations and Non-Material Alterations (as such terms are hereinafter defined) without Landlord’s prior approval, provided Tenant gives Landlord at least ten (10) Business Days prior notice of the performance of such Decorative Alterations and Non-Material Alterations, and all such Decorative Alterations and Non-Material Alterations are made and performed in accordance with all of the applicable terms, covenants and conditions of this Lease (including the provisions of this Article 14). “Decorative Alterations” shall mean Alterations consisting solely of painting, carpeting, interior signage and wall coverings that do not require a building or alteration permit from any Governmental Authority, and “Non-Material Alterations” shall mean Alterations other than Decorative Alterations that do not (1) constitute Material Alterations, (2) require a building or alteration permit from any Governmental Authority or (3) cost, in any one instance, in excess of $3.00 per RSF of the Premises (Subject to CPI Adjustment on each anniversary of the Commencement Date).
(b)    (c)    Tenant, in connection with any Alterations, shall comply with the Alterations Rules and Regulations set forth as Exhibit D annexed hereto. Except with respect to Decorative Alterations and Non-Material Alterations, no Alterations shall be undertaken by Tenant, and Landlord shall not be required to consider approving any Alterations, until Tenant has caused to be prepared and delivered to Landlord, for Landlord’s prior written approval, complete, detailed working plans and specifications for such Alterations prepared, dated, signed and stamped by a professional architect and engineer licensed to practice in the State of New York showing, among other things, all architectural, electrical, mechanical, plumbing and other installations required to construct and finish such Alterations, which shall be in sufficient form and content and contain sufficient detail to (I) secure all required governmental permits and approvals, (II) determine whether all such Alterations comply with all Legal Requirements, (III) permit a contractor to perform all work shown thereon and covered thereby, and (IV) determine the effect such Alterations shall have on the structural components of the Building, the Building Systems, and the operation and maintenance of the Building. Except with respect to Decorative Alterations and Non-Material Alterations, Tenant shall not proceed with any Alterations unless and until Landlord approves (or shall be deemed to have approved) Tenant’s plans and specifications therefor (which approval shall not be unreasonably withheld with respect to any plans and specifications for any Alterations that are not Material Alterations).
(i)    Landlord shall respond to Tenant’s proposed plans and specifications for Alterations within ten (10) Business Days after submission (and within five (5) Business Days after any re-submission) stating Landlord’s reasons for disapproval of any Alterations in reasonable detail; however, Landlord shall have no liability to Tenant by reason of Landlord’s failure to respond within such time periods. Notwithstanding the foregoing, with respect only to Tenant’s plans and specifications for the Initial Tenant Work and the Initial Restroom Work, if Landlord fails to respond to Tenant’s request for approval of such plans and specifications within ten (10) Business Days after submission (and within five (5) Business Days after any re-submission), then provided that Tenant sends Landlord a second notice requesting such approval and enclosing a copy of the plans and specifications for the Initial Tenant Work and/or the Initial Restroom Work originally submitted and stating in bold face 18-point type and CAPITAL LETTERS: “IF LANDLORD FAILS TO RESPOND TO THIS REQUEST FOR APPROVAL OF THE ENCLOSED PLANS AND SPECIFICATIONS FOR THE INITIAL TENANT WORK AND/OR THE INITIAL RESTROOM WORK WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE, THEN LANDLORD’S APPROVAL OF SUCH PLANS AND SPECIFICATIONS SHALL BE DEEMED TO HAVE BEEN GIVEN IN ACCORDANCE WITH SECTION 14.01(b) OF THE LEASE”, and Landlord shall have failed to respond to the request for approval of the applicable plans and specifications after the expiration of such five (5) Business Day period, then, as Tenant’s sole and exclusive remedy for such delay in Landlord’s response, Landlord’s approval of such plans and specifications for the Initial Tenant Work and/or the Initial Restroom Work shall be deemed to have been given.
(ii)    Any dispute with respect to Landlord’s reasonableness in withholding or conditioning its approval of the plans and specifications for any Alterations with respect to which Landlord agreed not to unreasonably withhold such approval shall be determined by arbitration in accordance with Article 21.
(d)    Tenant shall pay to Landlord within thirty (30) days after demand (accompanied by reasonable supporting documentation), as Additional Rent, Landlord’s reasonable out-of-pocket costs and expenses (including, without limitation, the fees of any architect or engineer employed by Landlord or any Superior Lessor or Superior Mortgagee for such purpose) for reviewing plans and specifications for any Alterations.
(e)    Before proceeding with any Alterations the cost of which, when aggregated with the cost of all Alterations that are part of the same project as such Alterations, exceeds $500,000 (Subject to CPI Adjustment on each anniversary of the Commencement Date), exclusive of the costs of Decorative Alterations, items constituting Tenant’s Property and the costs of the Initial Tenant Work and Initial Restroom Work, as estimated by a reputable contractor designated by Landlord, Tenant shall furnish to Landlord one of the following: (i) a cash deposit, (ii) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in New York reasonably satisfactory to Landlord) or (iii) an irrevocable, unconditional, negotiable letter of credit upon presentation of a sight draft only, issued by and drawn on a bank or a trust company reasonably satisfactory to Landlord which is a member of the New York Clearing House Association and in a form reasonably satisfactory to Landlord; each to be in an amount equal to one hundred ten percent (110%) of the cost of the Alterations, estimated as set forth above. Any such letter of credit shall be for one year and shall be renewed by Tenant each and every year until the Alterations in question are completed and shall be delivered to Landlord not less than thirty (30) days prior to the expiration of the then current letter of credit. Failure to deliver such new letter of credit on or before said date shall be a material breach of this Lease and Landlord shall have the right, inter alia, to present the then current letter of credit (if any) for payment and hold the proceeds as the cash deposit referred to in clause (i) of this Section 14.01(d). Upon (A) the completion of the Alterations in accordance with the terms of this Section 14.01 and (B) the submission to Landlord of (x) proof evidencing the payment in full for said Alterations, (y) written unconditional lien waivers of mechanics’ liens and other liens on the Real Property from all contractors performing said Alterations and (z) all submissions required pursuant to Exhibit D attached hereto, the security deposited with Landlord (or the balance of the proceeds thereof, if Landlord has drawn on the same) shall be returned to Tenant. Upon Tenant’s failure properly to perform, complete and fully pay for any Alterations, as determined by Landlord, Landlord may, upon notice to Tenant, draw on the security deposited under this Section 14.01(d) to the extent Landlord deems necessary in connection with said Alterations, the restoration and/or protection of the Premises or the Real Property and the payment of any costs, damages or expenses resulting therefrom. Notwithstanding the foregoing, the provisions of this Section 14.01(d) shall not apply to the original Tenant named herein and any direct or remote assignee so long as such assignee shall maintain a net worth in excess of $250,000,000.
(f)    Tenant shall keep records of Alterations (other than Decorative Alterations) which either require filing with the New York City Department of Buildings or cost in excess of $500,000, including plans and specifications, copies of contracts, invoices, evidence of payment and all other records customarily maintained in the real estate business relating to Alterations and the cost thereof, and Tenant shall, within ten (10) Business Days after demand by Landlord, furnish to Landlord copies of such records.
(g)    Except as expressly permitted in accordance with Section 32.19, all Alterations installed by Tenant in the Premises shall be fully paid for by Tenant in cash and shall not be subject to conditional bills of sale, chattel mortgages, security interests or other title retention agreements.
(h)    Tenant shall pay the reasonable and actual cost of all utilities (not covered by Tenant’s Electricity Payment pursuant to Section 5.01) furnished in connection with the performance of Alterations as shown on any meters installed in or about the Premises or as otherwise reasonably allocated to Tenant, the reasonable and actual costs of Extra Personnel which are reasonably required by Landlord (as specified by written notice to Tenant), any reasonable and actual fees payable to independent security agencies, and any required reimbursements owed to Ground Lessor in connection with such work. All such costs and expenses shall be paid within thirty (30) days after demand therefor from Landlord (accompanied by reasonable supporting documentation).
(i)    Tenant, at its sole cost and expense, shall obtain and deliver to Landlord all necessary governmental permits and certificates for the commencement and prosecution of Alterations and for final approval thereof upon completion, and shall cause Alterations to be performed in compliance therewith and with all applicable Legal Requirements, and Landlord, upon Tenant’s request and at Tenant’s sole cost, shall use commercially reasonable efforts to assist Tenant in obtaining such permits and certificates and effecting such compliance. No Alterations shall be commenced or prosecuted until all such permits and certificates required for such commencement or prosecution have been obtained by Tenant and delivered to Landlord. Landlord shall, notwithstanding the status of its review or approval of any plans or specifications required to be approved by Landlord hereunder, execute any and all applications for such governmental permits and certificates reasonably requested by Tenant within five (5) Business Days after presentation to Landlord by Tenant (but the execution thereof by Landlord shall not be deemed to constitute Landlord’s approval of the Alterations in question and Tenant shall not commence the performance or prosecution thereof until such approval shall have been obtained, along with all required permits and certificates as set forth in this Section 14.01(h)).
(j)    Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to those typically found in first class office buildings located in downtown Manhattan. All agreements with respect to Alterations shall conform to Section 15.01(b) and all other applicable provisions of this Lease. Alterations shall be performed by Tenant’s contractors approved in writing in advance by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), provided, that (x) Alterations made to any Building Systems or the structure of the Building must be performed exclusively by the contractor(s) designated by Landlord (provided that such designated contractor(s) shall charge rates reasonably competitive with those of other reputable contractors of at least the same quality as the contractor(s) designated by Landlord performing similar services in first class office buildings in downtown Manhattan that are comparable to the Building) and (y) Tenant shall use only Landlord’s designated expediter (provided further that such designated expediter shall charge rates reasonably competitive with those of other reputable expediters of at least the same quality as the expediter designated by Landlord performing similar services in first class office buildings in downtown Manhattan that are comparable to the Building) with respect to any filings with, or other submissions to, any applicable Governmental Authority in connection with any Alterations (it being agreed, however, that if Landlord shall replace William Vitacco Associates Ltd. as the current expediter for the Building, then Tenant shall have the right to select its own expediter, subject to Landlord’s reasonable approval). The plans and specifications for any such Alterations (except for Decorative Alterations and Non-Material Alterations) shall be prepared by engineers or architects first approved by Landlord (which approval shall not be unreasonably withheld or delayed). As of the date of this Lease, Landlord hereby approves Ted Moudis Associates and Vanderweil Engineers as Tenant’s architect and engineer for the preparation of the plans and specifications for the Initial Tenant Work and the Initial Restroom Work. Notwithstanding anything to the contrary contained in this Lease, Tenant agrees that Tenant shall employ only contractors and subcontractors affiliated with the local unions listed on Exhibit P annexed hereto and made a part hereof (as such list may be revised by Landlord from time to time, the “List of Approved Local Unions”) for any and all construction work, including, without limitation, all Alterations performed by or on behalf of Tenant in the Building (including, without limitation, the Initial Tenant Work and the Initial Restroom Work). Landlord shall have the right at any time, and from time to time, upon notice to Tenant, to revise the List of Approved Local Unions by adding and/or deleting local unions from such list. Alterations shall be performed only at the times permitted in Exhibit D.
Landlord shall respond to Tenant’s requests for approval of those contractors, architects and engineers with respect to which Landlord has agreed not to unreasonably withhold or delay such approval, in each case within ten (10) Business Days after submission of Tenant’s request for such approval accompanied by certificates evidencing the insurance policies maintained by such contractor, architect or engineer, professional references therefor, and any other information reasonably requested by Landlord. Landlord shall have no liability to Tenant by reason of Landlord’s failure to respond within such time period; however, if Landlord fails to respond within such ten (10) Business Day period to Tenant’s request for approval of any contractor, architect or engineer with respect to which Landlord has agreed not to unreasonably withhold or delay such approval, then provided that Tenant sends Landlord a second notice requesting such approval, enclosing a copy of the original request therefor and all accompanying information and stating in bold face 18-point type and CAPITAL LETTERS: “IF LANDLORD FAILS TO RESPOND TO THIS REQUEST FOR APPROVAL OF TENANT’S [CONTRACTOR] [ARCHITECT] [ENGINEER] WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE, THEN LANDLORD’S APPROVAL OF SUCH [CONTRACTOR] [ARCHITECT] [ENGINEER] SHALL BE DEEMED TO HAVE BEEN GIVEN IN ACCORDANCE WITH SECTION 14.01(i) OF THE LEASE”, and Landlord shall have failed to respond to the request for approval of the applicable contractor, architect or engineer after the expiration of such five (5) Business Day period, then, as Tenant’s sole and exclusive remedy for such delay in Landlord’s response, Landlord’s approval of such contractor, architect or engineer shall be deemed to have been given.
(k)    Throughout the performance of Alterations, Tenant, at its expense, shall carry, or cause its contractors to carry, (x) workers’ compensation insurance in statutory limits, (y) commercial general liability insurance (with completed operations endorsement) for any occurrence in or about the Premises with coverage of not less than $10,000,000 (Subject to CPI Adjustment on each anniversary of the Commencement Date) for each occurrence and (z) builder’s all risk insurance (on a completed value basis), in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. The commercial general liability insurance referred to in this Section 14.01(j) shall name as additional insureds, and the builder’s all risk insurance referred to in this Section 14.01(j) shall name as loss payees, as their interest may appear, Landlord, Ground Lessor, and, at Landlord’s request, any Superior Mortgagee and any other holder of a Superior Interest. In addition, the commercial general liability insurance referred to in this Section 14.01(j) shall name, as an additional insured, the Property Manager. The insurance required to be carried pursuant to Section 14.01(j) shall be primary insurance for all claims under it and shall provide that any insurance carried by Landlord, the Property Manager and the holder of any Superior Interest is strictly excess, secondary and non-contributing with the insurance required to be carried under this Section 14.01(j). At or before the commencement of Alterations and, on request, at reasonable intervals thereafter during the continuance of Alterations, Tenant shall furnish Landlord with certificates of insurance evidencing that such insurance is in effect.
(l)    Each Alteration, when completed, shall be of such a character as not to reduce the value of the Building or the Premises below their value immediately before the making of such Alteration (it being agreed that an Alteration shall only be deemed to be of such a character as to so reduce the value of the Building or the Premises if Ground Lessor makes such determination under the Ground Lease).
(m)    Landlord’s review of, inspection of, consent to or approval of any Alterations and/or the plans and specifications for any Alterations is solely for Landlord’s benefit and shall not be construed to be, and shall not be, a representation, warranty or agreement by Landlord that the Alterations in question are adequate, correct, efficient, sound, advisable or in compliance with Legal Requirements or Insurance Requirements.
(n)    Tenant shall deliver to Landlord a completed Form PW-1 in connection with the plans and specifications for the Initial Tenant Work and the Initial Restroom Work. Within a reasonable period of time after Landlord has approved Tenant’s final, signed and stamped plans and specifications for the Initial Tenant Work and the Initial Restroom Work and Tenant has delivered to Landlord a copy of Tenant’s completed form PW-1 (or the then equivalent thereof) for the Initial Tenant Work and the Initial Restroom Work, Landlord will deliver to Tenant a completed Form ACP-5 from the NYC Department of Environmental Protection, reflecting no asbestos containing materials in the portions of the Premises to be affected by the Initial Tenant Work and the Initial Restroom Work that was not brought onto the Premises by Tenant or Tenant’s contractors or agents.
Section 14.02    Discharge of Violations and Liens. Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant (by other than Landlord), which shall be issued by the Department of Buildings of the City of New York or any other Governmental Authority having or asserting jurisdiction. Tenant shall defend, indemnify and hold harmless Landlord, Ground Lessor, any Superior Mortgagee and any other holder of a Superior Interest from and against any and all mechanics’ and other liens and encumbrances filed in connection with Alterations, or any other work, labor, services or materials done for or supplied to Tenant or claimed to have been done for or supplied to Tenant, or any person claiming through or under Tenant, including security interests in any materials, fixtures or articles so installed in and constituting part of the Premises and against all costs, expenses and liabilities incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon.
Section 14.03    No Liens. Except for permitted subleases, Tenant shall not create or cause, or permit or suffer to be created any lien, encumbrance or charge upon Tenant’s leasehold estate in the Premises or any part thereof. Tenant shall not create or cause to be created any lien, encumbrance or charge upon any assets (including, without limitation, any Rent payable hereunder) of, or funds appropriated to, Landlord, or Ground Lessor, or upon the estate, rights or interest in the Premises or any part thereof of Landlord, or the Ground Lessor in the Premises.
Section 14.04    Discharge of Any Liens. If any mechanic’s, laborer’s or materialman’s lien at any time shall be filed against the Premises or any part thereof or any interest therein as a result of any act or omission of Tenant or its Subtenants or their respective officers, employees, agents, suppliers, materialmen, mechanics, contractors, subcontractors or sub-subcontractors, or, if any public improvement lien created or caused to be created by Tenant shall be filed against any assets of, or funds appropriated to, Landlord or Ground Lessor, then Tenant, within twenty-five (25) days after actual notice of the filing thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged of record within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same of record as aforesaid in any manner permitted by law, or Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amounts so paid by Landlord, including all costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Landlord in connection therewith, together with interest thereon at the Default Rate, from the respective dates of Landlord’s making of the payment or incurring of the costs and expenses, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord after demand.
Section 14.05    No Liability of Landlord or Superior Parties. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord or Ground Lessor, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of materials that would give rise to the filing of any lien against the Premises or any part thereof or any assets (including, without limitation, any Rent payable hereunder) of, or funds appropriated to, Landlord or Ground Lessor.
Section 14.06    Delivery of Drawings to Landlord. Within sixty (60) days following the completion of an Alteration, Tenant shall deliver to Landlord “as-built” drawings and CAD files on diskette and by e-mail in AutoCAD.DWG format, showing the exact nature and location of any Alterations Tenant has performed or caused to be performed, and (i) if any Alterations are then proposed or in progress, Tenant’s drawings and specifications, if any, for such Alterations and (ii) if any Alterations by Landlord for Tenant were performed or are then proposed or in progress, the “as-built” drawings, if any, or the drawings and specifications, if any, as the case may be, for such Alterations, in Tenant’s possession. Any files to be delivered to Landlord by email as set forth in the preceding sentence shall be sent to: Tenantplan@brookfield.com.
Section 14.07    Specialty Alterations.
(e)    (f)    Tenant shall, at Tenant’s sole cost and expense, remove from the Building (including the Premises) prior to the Expiration Date (or not later than thirty (30) days after any earlier termination of this Lease): (I) any and all Alterations located outside of the Premises (if any), and all kitchens, vaults, safes, shower facilities, fitness centers, private or executive restrooms, reinforced flooring, raised flooring (provided that Tenant shall not be required to remove and restore raised flooring at the end of the Term so long as the same shall then be in good condition, ordinary wear and tear excepted), floor penetrations, stone flooring, structural reinforcements, auditoria, dumbwaiters, conveyors, main frame computer centers, libraries, electrical and telecommunications risers (and all related gear and equipment), conduits and lines, supplemental HVAC equipment (including chillers), back-up energy supply systems, generators, fuel tanks and UPS (and all related gear and equipment) and any internal staircases, installed by or on behalf of Tenant after the date of this Lease (the items described in this clause (I) are referred to herein as “Specialty Alterations”), and (II) in addition to the Specialty Alterations, items installed by or on behalf of Tenant after the date of this Lease which are unusually expensive to demolish or remove (including, without limitation, beam cuts, slab cuts and/or restorations and floor openings) as reasonably determined by Landlord (the items described in this clause (II) are referred to herein as “Additional Specialty Alterations”); provided, however, that if Landlord notifies Tenant in writing prior to the Expiration Date or such earlier date upon which the term of this Lease shall expire that Landlord desires all or any of such Specialty Alterations and/or Additional Specialty Alterations to remain in the Premises, then any such items designated in such notice shall remain in the Premises and shall not be removed by Tenant. Tenant shall have the right, by notice to Landlord given not more than nine (9) months prior to the Expiration Date, to request that Landlord identify any such Specialty Alterations and/or Additional Specialty Alterations which Landlord requires remain in the Premises on the Expiration Date, in which case Landlord shall so identify any such Specialty Alterations and/or Additional Specialty Alterations within thirty (30) days after Landlord’s receipt of such notice (it being agreed that Landlord shall not have the right to supplement such list of Specialty Alterations and/or Additional Specialty Alterations required to remain in the Premises thereafter, unless new Specialty Alterations and/or Additional Specialty Alterations shall thereafter be installed by or on behalf of Tenant). If Landlord fails to respond to Tenant’s request, then Tenant shall be required to remove all of such Specialty Alterations and/or Additional Specialty Alterations. Upon any removal of Specialty Alterations and Additional Specialty Alterations, Tenant shall immediately and at its expense, (x) repair and restore the Building (excluding the Premises) to the condition existing prior to installation thereof, (y) repair and restore the Premises to core and shell in demolished condition and (z) repair any damage to the Premises or the Building due to such removal. For the avoidance of doubt if, in accordance with the terms of this Lease, Tenant shall be required to remove any internal staircases and restore the Premises, restoration shall include sealing the Floor and ceiling slabs in the areas from which the internal staircases were removed to their condition existing prior to installation, and if Tenant shall be required to remove any raised flooring system and restore the Premises, restoration shall include restoring the areas of the Floors to their condition existing immediately prior to such installation. Any dispute with respect to whether an Alteration constitutes an Additional Specialty Alteration shall be determined by arbitration in accordance with Article 21.
(i)    Notwithstanding anything to the contrary contained in Section 14.07(a)(i), if at the time that Tenant requests Landlord’s approval of the plans and specifications for any Alterations (including, without limitation, the Initial Tenant Work and the Initial Restroom Work), Tenant requests by notice (a “Tenant’s Specialty Alterations Notice”) to Landlord in bold 18-point type CAPITAL LETTERS, that Landlord advise Tenant as to whether Landlord will require Tenant to remove any Specialty Alterations or Additional Specialty Alterations shown on such plans and specifications upon the expiration or earlier termination of the Term, then Landlord shall so advise Tenant at or before the time that Landlord approves the plans and specifications for such Alterations, listing those Specialty Alterations and Additional Specialty Alterations which Landlord will require Tenant to remove at the end of the Term. If Tenant shall give a Tenant’s Specialty Alterations Notice, and Landlord shall (I) approve the applicable plans and specifications for Tenant’s Alterations and (II) fail to advise Tenant concurrently with or prior to giving such approval as to whether or not Landlord will require Tenant to remove any Specialty Alterations or Additional Specialty Alterations shown on such plans and specifications upon the expiration or earlier termination of the Term, then provided (x) Tenant gives Landlord a second notice specifically referencing this Section 14.07(a)(ii) and stating in bold 18-point type CAPITAL LETTERS: “IF LANDLORD FAILS TO RESPOND WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE AS TO WHETHER ANY SPECIALTY ALTERATIONS OR ADDITIONAL SPECIALTY ALTERATIONS SHOWN ON THE APPROVED PLANS AND SPECIFICATIONS WILL BE REQUIRED TO BE REMOVED UPON THE EXPIRATION OR EARLIER TERMINATION OF THE TERM, THEN LANDLORD SHALL BE DEEMED TO HAVE NOTIFIED TENANT THAT NO SPECIALTY ALTERATIONS OR ADDITIONAL SPECIALTY ALTERATIONS SHOWN ON SUCH PLANS AND SPECIFICATIONS SHALL BE REQUIRED TO BE SO REMOVED,” and (y) Landlord shall fail to notify Tenant within such five (5) Business Day period as to whether any Specialty Alterations or Additional Specialty Alterations shown on the approved plans and specifications will be required to be removed, then Landlord shall be deemed to have notified Tenant that no Specialty Alterations or Additional Specialty Alterations shown on such plans and specifications shall be required to be so removed upon the expiration or earlier termination of the Term.
(g)    Notwithstanding anything in this Lease to the contrary, to the extent required by Legal Requirements, Tenant shall be responsible during the Term, and upon the Expiration Date or earlier termination hereof, for (x) the removal of all wiring and cabling installed by or on behalf of Tenant in the Premises and (y) all wiring and cabling installed by or on behalf of Tenant in the Building risers (including, without limitation, the risers indicated on Exhibit H-1 annexed hereto), whether the same are inside or outside the Premises.
(h)    The provisions of this Section 14.07 shall survive the expiration or earlier termination of this Lease.
Section 14.08    Pre-Approved Alterations. Subject to Landlord’s approval of the plans and specifications therefor in accordance with this Article 14 and Tenant’s compliance with all applicable Legal Requirements and Insurance Requirements in connection therewith, and provided that the same shall not adversely affect the structural integrity of the Floor (or other portion of the Building) involved or adversely affect any contiguous floors of the Building, at Tenant’s cost and expense, Tenant shall have the right, as part of the Initial Tenant Work, to do the following: (i) make beam penetrations and slab cuts as reasonably required in connection with the Initial Tenant Work and the Initial Restroom Work, provided that the same shall constitute Specialty Alterations; (ii) install supplementary air conditioning to exclusively service the Premises, including up to three (3) 275-ton packaged air-cooled modular chillers and related equipment (collectively, “Tenant’s Chillers”) on the roof of the Building in connection therewith (it being agreed that Landlord shall make available to Tenant up to 875 RSF of space on the roof of the Building (the “Roof Space”) for such purpose (and for Tenant’s installation of a generator), in locations designated by Landlord as more particularly shown on Exhibit H-1, at no additional rental charge to Tenant), provided that the same shall constitute Specialty Alterations; (iii) install two (2) twelve-inch (12”) risers connecting Tenant’s Chillers to the Premises (it being agreed that Landlord shall provide riser space therefor as more particularly shown on Exhibit H-1), provided that the same shall constitute Specialty Alterations; (iv) install up to two (2) 2,000 KW emergency generators and related equipment (“Tenant’s Generators”) on the Roof Space, at no additional charge to Tenant, and install a fuel oil tank and pumps for Tenant’s Generator (it being agreed that Landlord shall make available to Tenant up to 500 RSF of space on the ground floor of the Building as more particularly shown on Exhibit H-1 (the “Fuel Storage Space”) for such purpose, at no additional rental charge to Tenant), provided that Tenant’s Generators and any fuel storage and pumps installed in connection therewith shall constitute Specialty Alterations; (v) install two (2) four-inch (4”) fuel risers connecting Tenant’s Generators and fuel storage therefor to the Premises (it being agreed that Landlord shall provide riser space therefor as more particularly shown on Exhibit H-1), provided that the same shall constitute Specialty Alterations; (vi) install up to two (2) 1,500 KW UPS systems (including structural reinforcements required in connection therewith) in a redundant configuration in the Premises, together with associated automatic transfer switches connected to Tenant’s Generators (collectively, “Tenant’s UPS”), provided that Tenant’s UPS (and all structural reinforcements in connection therewith) shall constitute Specialty Alterations; (vii) install twelve (12) four-inch (4”) conduits connecting the Building’s main electrical switchgear room to Tenant’s UPS and connecting Tenant’s UPS to Tenant’s Generators (it being agreed that Landlord shall provide riser space therefor as more particularly shown on Exhibit H-1), provided that the same shall constitute Specialty Alterations; (viii) install six (6) four-inch (4”) conduits connecting the Building’s main electrical switchgear room to the roof of the Building (it being agreed that Landlord shall provide riser space therefor as more particularly shown on Exhibit H-1), provided that the same shall constitute Specialty Alterations; (ix) install an internal staircase between contiguous Floors of the Premises, provided that the same shall constitute Specialty Alterations; (x) install a raised flooring system in the Premises (or portions thereof), provided that the same shall constitute Specialty Alterations; and (xi) connect to the base Building BMS solely for the purpose of monitoring equipment and sensors directly affecting the Premises, provided that Tenant shall use the base Building BMS contractor for such connection (it being agreed that such contractor shall charge rates that are reasonably competitive with those of other reputable contractors of at least the same quality performing like services in and to first-class office buildings located in downtown Manhattan that are comparable to the Building), and provided further that Tenant shall not make any changes or alterations to the base Building BMS or otherwise control the same. For the avoidance of doubt, any Tenant’s Chillers (and any related supplementary HVAC equipment), Tenant’s Generators (and any related equipment) and Tenant’s UPS (and any related equipment) installed in accordance with this Section 14.08 shall be connected to Tenant’s separate BMS and to Tenant’s Submeters (or direct electric meters, if applicable), and Tenant shall pay for all electricity consumed thereby in accordance with the terms and conditions of Article 5 of this Lease.
Section 14.09    Exercise Facility; Tenant’s Kitchen; Dining Facility. Subject to Landlord’s approval of the plans and specifications therefor in accordance with this Article 14 and Tenant’s compliance with all applicable Legal Requirements and Insurance Requirements in connection therewith, and provided that the same shall not adversely affect the structural integrity of the Floor (or other portion of the Building) involved or adversely affect any contiguous floors of the Building, at Tenant’s cost and expense, Tenant shall have the right to do the following: (i) install an exercise facility for use only by Tenant and its employees (an “Exercise Facility”); provided, that (A) the entire Floor on which any such Exercise Facility is located and the entire Floor immediately below the Floor on which such Exercise Facility is located shall, at the time of installation of such Exercise Facility, be leased solely to Tenant, and (B) Tenant shall cause such Exercise Facility to be constructed so that no noise or vibration will emanate from the Premises to portions of the Building outside the Premises; and (ii) install a kitchen (“Tenant’s Kitchen”) and one or more cafeterias and dining facilities (each, a “Dining Facility”) for the preparation, sale and consumption of food and beverages (provided that food and beverages shall only be sold by Tenant (or Tenant’s food vendors) to Tenant’s employees and other permitted occupants of the Premises for consumption in the Premises); provided, that in the case of Tenant’s Kitchen and each Dining Facility where cooking will be done (other than any Dining Facility where only microwave cooking or reheating will be done), (A) if Tenant’s Kitchen or such Dining Facility shall be located on a Floor directly above any space in the Building not leased to Tenant, Landlord shall have the right to approve, in Landlord’s reasonable discretion, the location of any utility lines serving Tenant’s Kitchen and each such Dining Facility (including, without limitation, any water lines), which utility lines Tenant acknowledges may not be located above any critical areas of any other tenant or occupant of the Building (including any computer rooms), (B) Tenant’s Kitchen and each such Dining Facility shall have a dedicated exhaust system, and all flues, vents, grease traps, and Ansul systems and other similar items consistent in all material respects with the standards of comparable first-class office buildings in downtown Manhattan, (C) all ducts and flues shall be installed within the Premises and shall follow a path through the Building, and shall exit the Building from a location, all as reasonably determined by Landlord (it being agreed, however, that (i) Landlord shall have the right to determine the locations of any louvers for black iron ventilation in Landlord’s sole discretion and (ii) Landlord shall assist Tenant to the extent any additional approvals are required from Ground Lessor in connection with such louvers), (D) Tenant shall clean all grease traps, (E) Tenant shall bag all wet garbage, place such garbage in containers that are designed to prevent the escape of odors, and provide for a refrigerated waste facility to store such garbage pending disposal, and (F) Tenant shall contract with an exterminator (such exterminator to be subject to Landlord’s reasonable approval) to seek to exterminate vermin and rodents on a regular basis as part of a program to keep the Premises free of vermin and rodents by reason of the operation of Tenant’s Kitchen and any Dining Facility; and provided further, that in the case of Tenant’s Kitchen and each Dining Facility, whether or not cooking will be done, (x) Tenant shall cause such facility to be properly ventilated so that no odor will emanate from the Premises to portions of the Building outside the Premises, and (y) Tenant shall otherwise maintain and operate each such facility consistent with the standards of comparable first-class office buildings in downtown Manhattan. Notwithstanding anything to the contrary contained in this Lease, Tenant acknowledges and agrees that any Exercise Facility, Tenant’s Kitchen and/or any Dining Facility installed in accordance with this Section 14.09 shall constitute Specialty Alterations which Tenant shall be required to remove upon the expiration or earlier termination of the Term (whether or not Tenant shall be expressly required to do so in accordance with Section 14.07 of this Lease).
Section 14.10    Staging Space. Provided that the balance of the rentable area of the twelfth (12th) floor of the Building shall not then be leased to a third party, Tenant shall be permitted to use such area (the “Staging Space”) as a staging area during the performance of the Initial Tenant Work and the Initial Restroom Work, provided that in no event shall such use continue beyond the second (2nd) anniversary of the Commencement Date, and provided further that Tenant shall vacate the Staging Space and surrender the same to Landlord in the condition required pursuant to this Section 14.10 within twenty (20) days after notice from Landlord that Landlord has agreed upon terms (set forth in a final written term sheet or letter of intent) to lease the Staging Space to a third party. Notwithstanding anything to the contrary set forth herein, Tenant acknowledges and agrees that for so long as Tenant shall use the Staging Space in accordance with this Section 14.10, the Staging Space shall be deemed part of the Premises for the purposes of Articles 12, 16 and 26 of this Lease. Landlord shall have the right to access and inspect the Staging Space at all reasonable times throughout the duration of Tenant’s use thereof, upon (except in case of emergency), reasonable prior notice to Tenant. Upon vacating the Staging Space, Tenant shall remove all construction materials, tools and debris and place the same in broom-clean condition and repair any damage caused to the Staging Space by Tenant’s use and occupancy thereof.
Section 14.11    Supply Duct on Eighth Floor. Without limiting any other provision of this Article 14, (i) Tenant shall submit for Landlord’s review and approval Tenant’s plans and specifications for the supply duct reconfiguration for the ninth (9th) floor of the Building located on the eighth (8th) floor of the Building so that Landlord may ensure that the same conforms to the existing mechanical, electrical and plumbing (“MEP”) design on the eighth (8th) floor of the Building, and (ii) Tenant shall revise such plans and specifications as may be reasonably required by Landlord, in order to, among other things, conform such supply duct reconfiguration to the MEP design on the eighth (8th) floor. If, after Landlord’s review and approval of such of Tenant’s plans and specifications (as the same may have been revised at Landlord’s request), the capacity of the HVAC to the eighth (8th) floor is adversely impacted by the design reflected in Tenant’s plans and specifications, Landlord shall be responsible for correcting the same.
Section 14.12    Old Kitchen Exhaust on Tenth Floor. The Premises shall be delivered to Tenant with the old kitchen exhaust riser (two ducts 24”x36” and 26”x24”) from the tenth (10th) floor to the roof of the Building, in place “as is”. If Tenant elects to remove such kitchen exhaust riser during the performance of the Initial Tenant Work, provided that Tenant shall have bid such work out to at least three (3) independent reputable contractors and have selected the lowest qualified bidder, Landlord shall reimburse Tenant for a sum equal to one-half of Tenant’s out-of-pocket cost to remove such exhaust riser within thirty (30) days after Tenant shall have presented its invoice therefor to Landlord with reasonable supporting documentation.
ARTICLE 15

LANDLORD’S AND TENANT’S PROPERTY
Section 15.01    Ground Lessor’s Property. (a)  Except as provided in Section 15.02, Tenant acknowledges that the Premises, all of the materials and equipment incorporated therein, and all Leasehold Improvements are the property of Ground Lessor, and Tenant agrees that all materials and equipment to be incorporated into the Premises at any time during the Term shall, upon purchase of same and at all times thereafter, constitute the property of Ground Lessor, and that legal title to the Premises, all Leasehold Improvements and all such materials and equipment shall continue in Ground Lessor; provided, that Landlord and Ground Lessor (i) shall not be liable in any manner for payment or otherwise to any contractor, subcontractor, laborer or supplier in connection with the purchase or furnishing of any such Leasehold Improvements, materials or equipment or the installation thereof, and (ii) shall have no obligation to pay any compensation to Tenant by reason of Ground Lessor’s acquisition of title to such Leasehold Improvements, materials and equipment.
(b)    Tenant covenants and agrees that all agreements with respect to Alterations in the Premises shall include the following provision: “[contractor] [subcontractor] [materialman] hereby agrees that immediately upon the purchase by [contractor] [subcontractor] [materialman] of any building materials to be incorporated in the Premises, or of any building materials to be incorporated in improvements made thereto, such materials shall become the sole property of [insert name of Ground Lessor], a public benefit corporation, notwithstanding that such materials have not been incorporated in, or made a part of, the Premises at the time of such purchase; and [contractor] [subcontractor] [materialman] shall look solely to [Tenant] [contractor] [subcontractor] for payment in connection with the purchase of any such materials, it being expressly understood that [insert names of Ground Lessor and Landlord] shall not be liable in any manner for payment or otherwise to [contractor] [subcontractor] [materialman] in connection with the purchase of any such materials, and [insert names of Ground Lessor and Landlord] shall have no obligation to pay any compensation to [contractor] [subcontractor] [materialman] by reason of such materials becoming the sole property of [insert name of Ground Lessor]; provided, that nothing contained herein shall prejudice any rights which [contractor] [subcontractor] [materialman] may have under the Lien Law of the State of New York.”
(c)    Notwithstanding the ownership by Ground Lessor of the Premises and all materials and equipment incorporated therein, to the extent required under the Ground Lease, Tenant shall pay or cause to be paid to the Governmental Authority having jurisdiction over sales and compensating use taxes, amounts equal to the amounts of all sales and compensating use taxes which would be payable but for such ownership, on the materials and equipment purchased for incorporation into or work performed on the Premises in connection with the maintenance of and repairs, restorations, additions, alterations, improvements and replacements (including capital improvements) to the Premises. Such amounts shall be payable at the times such sales and use taxes would be payable but for such ownership.
Section 15.02    Tenant’s Property. Notwithstanding Section 15.01(a), all movable partitions and all business, communications and office equipment, computers and machinery, and all associated wiring, cabling and conduits, trade fixtures and other articles of personal property, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant and can be removed without damage to the Building, and all furniture, furnishings and other articles of movable personal property, owned by Tenant and located in the Premises (collectively, “Tenant’s Property”), shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term of this Lease.
Section 15.03    Removal of Tenant’s Property. In connection with any intended removal of any of Tenant’s Property, Tenant shall give Landlord at least twenty (20) days prior notice of any severance of connections to the structural, mechanical, electrical, sanitary, plumbing, HVAC, fire safety or other Building Systems. If any of Tenant’s Property is removed, Tenant shall repair or pay, in accordance with the provisions of Section 16.01(b), the cost of repairing any damage to the Premises, the Building Systems or to the Building resulting from the removal thereof. At or before the Expiration Date, or within fifteen (15) days after any earlier termination of this Lease, Tenant shall, at its expense, remove from the Building (including the Premises), all of Tenant’s Property and leave the Premises in a broom-clean condition.
Section 15.04    Abandoned Property. After the Expiration Date, or after a period of fifteen (15) days following an earlier termination date, any items of Tenant’s Property which shall remain in the Premises shall be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or removed and disposed of by Landlord, without accountability, in such manner as Landlord shall determine, at Tenant’s expense. Any costs so incurred by Landlord, or incurred in restoring the Premises to the condition required in Section 15.03 shall be paid by Tenant within thirty (30) days after Landlord’s demand therefor and the terms of this Lease shall continue to be in full force and effect with respect to such obligation on the part of Tenant. Landlord shall have no obligation to Tenant with respect to any items of Tenant’s Property remaining in the Premises after the Expiration Date.
Section 15.05    Survival. The provisions of this Article 15 shall survive the expiration or earlier termination of this Lease.
ARTICLE 16

REPAIRS AND MAINTENANCE
Section 16.01    Repairs by Tenant. (a)  Tenant, at Tenant’s expense, throughout the Term, subject to the terms of this Section 16.01, shall maintain in good repair and working order all Leasehold Improvements, Tenant’s Property, the Premises, the fixtures and equipment therein and the appurtenances thereto (including all restrooms on any floor of the Building where all of the rentable area on such floor is part of the Premises and, regardless of what portion of the rentable area of any floor of the Building is part of the Premises, all private restrooms within the Premises). The term “repairs” shall include all alterations, additions, installations, replacements, removals, renewals, restorations and maintenance. All repairs made by Tenant shall be at least equal in quality and class to those typically made in first class office buildings located in Manhattan and shall be made in compliance with all Insurance Requirements and all Legal Requirements.
(b)    In furtherance of the foregoing, but not in limitation thereof, Tenant shall be responsible, at Tenant’s expense, for all necessary or appropriate repairs to all Alterations (including the equipment to be installed by Tenant as described in Sections 5.04 and 17.01) and for repairing any scratched, damaged or broken doors, glass and wall and floor coverings within the Premises or at the entrances to the Premises. Notwithstanding the foregoing, except as set forth in the following sentence, Tenant shall not be responsible for repairing the glass in the exterior windows of the Building. In addition, Tenant shall be responsible, at Tenant’s expense, for making all repairs whether within or outside the Premises, to the extent necessitated by (i) the existence of any Leasehold Improvements or the performance of any work or Alterations by or at the instance of Tenant, (ii) the installation, removal, use or operation of Tenant’s Property, (iii) the moving of Tenant’s Property in or out of the Building or (iv) the willful misconduct or negligence, misuse or neglect of Tenant or any Subtenant or its or their employees, agents, contractors, licensees or invitees. If any such repairs are to be made outside of the Premises, Tenant shall promptly notify Landlord, and, at Landlord’s election, such repairs shall be performed by Landlord at Tenant’s expense, which expense shall be commercially reasonable. If Landlord elects to perform such repairs, Tenant shall reimburse Landlord, within thirty (30) days after demand, for all costs and expenses incurred by Landlord in connection therewith.
(c)    Any repairs for which Tenant is responsible hereunder shall be done, at Tenant’s expense, by a contractor selected by Tenant and first approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed (except for repairs to any Building Systems or structural portions of the Building, which repairs must be performed exclusively by the contractor designated by Landlord, provided such contractor charges competitive rates), and otherwise subject to all of the other terms of Article 14.
(d)    Tenant shall promptly notify Landlord of the need for any other repairs to any mechanical, sanitary, plumbing, HVAC, fire safety, structural, electrical or other Building Systems, or to any fixtures or equipment in the Premises of which it has knowledge. Tenant shall not commit or suffer, and shall use all reasonable precaution to prevent, waste, damage, or injury to the Premises.
Section 16.02    Repairs by Landlord. Landlord, at Landlord’s expense, shall keep and maintain the public portions of the Building and the Building Systems serving the Premises in good working order, condition and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Premises, except for those repairs for which Tenant is responsible pursuant to any of the other provisions of this Lease; and such repairs to the Premises shall be at least equal in quality and class to those typically made in first class office buildings in downtown Manhattan and made in compliance with all Insurance Requirements and Legal Requirements.
ARTICLE 17

SERVICES; SIGNAGE AND ACCESS
Section 17.01    Services. From and after the Commencement Date applicable to each Floor of the Premises, Landlord, at Landlord’s expense (but subject to reimbursement by way of Tenant’s Operating Payment, except as otherwise specified herein), shall provide the following services to the Premises in a manner consistent with a first-class office building in downtown Manhattan:
(j)    Landlord shall maintain and operate the Building’s heating, ventilating and air-conditioning (“HVAC”) systems and chilled water system serving the Premises (including, without limitation, the four (4) 750-ton base Building chillers, which shall be maintained and operated in a N+1 configuration) as follows:
(i)    Landlord shall furnish HVAC to the Premises (x) during Business Hours on Business Days and (y) between 9:00 a.m. and 3:00 p.m. on Saturdays (excluding Holidays) (collectively “HVAC Hours”), in accordance with the specifications attached hereto as Exhibit E. “Business Hours” shall mean between 7:00 a.m. and 6:00 p.m. “Business Days” means all days except Saturdays, Sundays, New Year’s Day, Martin Luther King Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day following Thanksgiving, Christmas and any other days which are either (i) observed by both the federal and the state governments as legal holidays or (ii) designated as a holiday by the applicable Building Service Union Employee Service contract or Operating Engineers contract (collectively, “Holidays”).
(ii)    If Tenant shall require HVAC for the Premises at any time other than during HVAC Hours, then Landlord shall furnish such HVAC service to the Premises as Tenant may request by notice given to Landlord by 12:00 noon on any Business Day for any period after Business Hours on such Business Day and by 12:00 noon on the next preceding Business Day for any HVAC service during non-HVAC Hours on any non-Business Day, and Tenant shall pay to Landlord within thirty (30) days after demand, as Additional Rent hereunder, the Building Standard Rate for such HVAC service (which, as of the date of this Lease, is $65.00 per hour, subject to annual increases based on increased costs in labor and utility rates).
(iii)    Landlord shall make available to Tenant up to 600 tons of chilled water for Tenant’s use, subject to the terms and conditions of this Section 17.01(a)(iii) and Section 17.01(a)(iv) below. If Tenant shall install any supplementary air conditioning units in the Premises and connect the same to the chilled water loop of the Building (or if any of the same shall have been previously installed in the Premises), then all of such work shall be Alterations under Article 14 of this Lease and, accordingly, Tenant shall comply with all of its obligations under Article 14 with respect to such installation. Tenant shall pay to Landlord, as Additional Rent, commencing on the Commencement Date, an amount equal to the Building Standard Rate per ton per hour (currently $0.42 per ton per hour) of chilled water consumed per hour to serve the Premises (the “Chilled Water Charge”), as measured by a meter or meters installed and maintained by Tenant at Tenant’s sole cost and expense (but subject to Landlord’s approval as to the specifications and installation of such meter or meters). Tenant shall pay the Chilled Water Charge to Landlord for the use of such chilled water within thirty (30) days after the delivery of an invoice therefor. There shall be no tap-in fee for such chilled water.
(iv)    Notwithstanding anything to the contrary set forth in Section 17.01(a)(iii), if Tenant shall install Tenant’s Chillers on the Roof Space in accordance with the terms and conditions of Article 14 hereof, then, Landlord shall make available to Tenant up to 480 tons of chilled water for Tenant’s use in accordance with the terms and conditions of Section 17.01(a)(iii), and within ninety (90) days after the installation of Tenant’s Chillers (with time being of the essence), Tenant shall deliver to Landlord a written notice specifying the additional amount of chilled water that Tenant will require from the base Building chillers (if any), provided that such amount cannot exceed 120 tons. If Tenant fails to deliver such notice, Landlord shall not be required to reserve any such additional chilled water from the base Building chillers for Tenant’s use, and Tenant shall have no right to use the same. If Tenant shall so (x) install Tenant’s Chillers and (y) reserve an allocation of additional chilled water from the base Building chillers as set forth in this Section 17.01(a)(iv) (not to exceed 120 tons), then Tenant shall pay to Landlord, on each anniversary of the Commencement Date, the Building Standard Rate per ton per annum (which, as of the date of this Lease is $527.50 per ton) for such additional reserved allocation of chilled water, whether or not Tenant shall utilize the same (it being agreed that such annual charge shall not be applicable to the 480 tons of chilled water provided for Tenant’s use from the base Building chillers in accordance with the terms and conditions of Section 17.01(a)(iii)). With respect to the additional allocation of base Building chilled water (not to exceed 120 tons), in addition to the foregoing annual charge for such chilled water reservation, Tenant shall pay to Landlord the Chilled Water Charge for its metered consumption of such chilled water, as measured by a meter or meters installed and maintained by Tenant at Tenant’s sole cost and expense (but subject to Landlord’s approval as to the specifications and installation of such meter or meters), in accordance with the terms and conditions of Section 17.01(a)(iii).
(v)    Landlord’s obligations under this Section 17.01(a) are subject to Tenant’s compliance with the conditions of occupancy and the connected electrical load requirement set forth in Exhibit E attached hereto. Use of the Premises, or any part thereof, in a manner contrary to the HVAC design conditions set forth in such Exhibit E (including occupancy and connected electrical load), or arrangement of partitioning which interferes with the normal operation of the HVAC in the Premises, or the use of computer or data processing machines or other machines or equipment, may require changes in the HVAC systems servicing the Premises, in order to provide comfortable occupancy. Such changes may be made by Landlord, at Tenant’s expense, and Tenant shall reimburse Landlord, within thirty (30) days after demand, for all commercially reasonable out-of-pocket costs and expenses actually incurred by Landlord in connection therewith.
(k)    Landlord shall provide passenger elevator service in accordance with the specifications set forth in Exhibit U attached hereto, consisting of four (4) passenger elevator cabs, on a non-exclusive basis, to each Floor of the Building upon which any portion of the Premises is located between 8:00 a.m. and 6:00 p.m. (“Regular Elevator Hours”) on Business Days, and at all other times, Landlord shall have at least two (2) passenger elevators subject to call (such that Tenant shall have access to the Premises via passenger elevator service twenty-four (24) hours per day, three hundred sixty-five (365) days per year). Landlord shall provide loading dock and freight elevator service to the Premises on a first come-first served basis (i.e., no advance scheduling) for Tenant’s reasonable use, subject to the reasonable needs of other tenants and occupants of the Building, during Regular Elevator Hours on Business Days. If Tenant shall require use of the loading docks or freight elevators at any other time, Landlord shall make the loading docks and/or freight elevators available to Tenant subject to scheduled availability, upon not less than thirty-six (36) hours advance notice from Tenant, and Tenant shall pay to Landlord within thirty (30) days after demand, as Additional Rent, the Building Standard Rate therefor. As of the date of this Lease, based on current union rules, there is a minimum number of hours for use of the freight elevator or loading dock of four (4) hours, except if the reservation is made for a period immediately following the end of Regular Elevator Hours on Business Days or for a period immediately preceding Regular Elevator Hours on Business Days. As of the date of this Lease, based on current union rules, the minimum number of hours for such overtime use on Business Days is one (1) hour where the reservation is for a period beginning immediately after Regular Elevator Hours end or for a period which ends immediately preceding when Regular Elevator Hours begin; the use of loading docks and freight elevators shall be on a nonexclusive basis, except with respect to the loading dock and/or freight elevator Tenant has reserved during periods other than Regular Elevator Hours. The use of the elevators shall be subject to the Rules and Regulations. The minimum number of hours of use contained in this Section 17.01(b) are subject to change by Landlord if union rules change. If the Building supplies manually operated elevator service, Landlord may at any time substitute automatic control elevator service, without reducing or otherwise affecting any of Tenant’s obligations hereunder. Notwithstanding anything to the contrary set forth in this Section 17.01(b), Landlord shall waive the charges for up to one hundred (100) hours of freight elevator and loading dock usage during periods other than Regular Elevator Hours, subject to all other requirements set forth above, during Tenant’s initial move-in to the Premises and during Tenant’s performance of the Initial Tenant Work and the Initial Restroom Work prior to the second (2nd) anniversary of the Commencement Date (which date shall be subject to extension on a day-for-day basis by reason of Force Majeure). Landlord agrees that at all times through and including December 31, 2016, Landlord shall make two (2) freight elevators available (i) during Regular Elevator Hours on a non-exclusive first come-first served basis by tenants of the Building and (ii) outside Regular Elevator Hours for reservation by the tenants of the Building in order to help expedite Tenant’s performance of the Initial Tenant Work and the Initial Restroom Work and Tenant’s move into the Premises, provided, however, that Landlord shall have no liability to Tenant if such freight elevators shall not be available for Tenant’s reservation or use due to necessary or prudent repair and maintenance or due to scheduling by another tenant or occupant of the Building.
(l)    Subject to the further provisions of this Section 17.01(c), Landlord shall provide to the Premises the cleaning services set forth in the specifications attached hereto as Exhibit F on Business Days. Tenant shall pay to Landlord within thirty (30) days after demand as Additional Rent the Building Standard Rate, for (i) extra cleaning work required because of (A) carelessness, indifference, misuse or neglect on the part of Tenant or any Subtenant or its or their employees or visitors, (B) the use of portions of the Premises for other than normal office purposes requiring greater or more difficult cleaning work than office areas, such as document reproduction areas, (C) interior glass partitions or an unusual quantity of interior glass surfaces, or (D) non-building standard materials or finishes installed in the Premises not covered by the cleaning specification annexed hereto as Exhibit F, (ii) removal from the Premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy or at times other than Landlord’s standard cleaning times set forth below, and (iii) pest control with respect to the Premises in excess of that ordinarily provided to business office occupants in the Building. If Tenant requires any cleaning services in excess of the services specified in Exhibit F, Tenant, at its expense, shall contract for same directly with Landlord’s cleaning contractor (it being agreed that such contractor shall charge rates that are reasonably competitive with those of other reputable contractors of at least the same quality performing like services in and to first-class office buildings located in downtown Manhattan that are comparable to the Building). Landlord, Landlord’s cleaning contractor and their employees shall have access to the Premises after 6:00 p.m. and before 8:00 a.m. (provided, that no cleaning of occupied offices or vacuuming shall be done prior to 6:00 p.m.) and shall have the right to use, without charge therefor, all light, power and water in the Premises reasonably required to clean the Premises as required under this Section 17.01(c). Notwithstanding the foregoing, Landlord shall not be required to clean any portion of the Premises used for the preparation, serving or consumption of food or beverages, training rooms, LAN rooms, computer rooms, data processing or reproducing operations, pantries or private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas and, in such areas, Tenant shall, at Tenant’s expense, retain Landlord’s cleaning contractor to perform such cleaning. If the Premises be or become infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, employees, visitors or licensees, Tenant shall at Tenant’s expense cause the same to be exterminated from time to time to the reasonable satisfaction of Landlord and shall employ such exterminators and such exterminating company or companies as shall be reasonably approved by Landlord, provided the same shall charge rates that are reasonably competitive with those of other reputable contractors of at least the same quality performing like services in and to first-class office buildings located in downtown Manhattan that are comparable to the Building.
(m)    Landlord shall furnish to each floor of the Building upon which any portion of the Premises is located reasonable quantities of cold water for drinking and pantry use, and hot and cold water for core lavatory (i.e., not for Tenant’s private bathrooms) and cleaning purposes only. If Tenant requires water for any other purposes, Landlord may, at Landlord’s election and at Landlord’s cost and expense, employ one or more engineers to conduct one or more surveys of the Premises to determine Tenant’s usage of hot and cold water, which surveys, at Landlord’s election and at Landlord’s cost and expense, may be updated on an annual basis (or more frequently upon Tenant’s changed use of one or more portions of the Premises). Landlord shall bill Tenant monthly on the basis of such surveys at the Building Standard Rate for such use of water for such other purposes, and Tenant shall pay such amounts as Additional Rent within thirty (30) days thereafter. Alternatively, Landlord may instead install and maintain, at Tenant’s expense, meters to measure Tenant’s consumption of hot and cold water (including hot water for steam), in lieu of relying upon any such surveys, and Tenant shall pay Landlord as Additional Rent within thirty (30) days after being billed therefor, at the Building Standard Rate for the cost of the quantities of items shown on such meters.
Section 17.02    Window Cleaning. Landlord shall cause the exteriors of the windows in the Premises to be cleaned two (2) times per calendar year, subject, however, to applicable Legal Requirements, labor union requirements and delays caused by inclement weather. Tenant shall not obstruct access to any operable window or door accessing the exterior of the Building from the Premises. Tenant shall not clean, require or otherwise permit or suffer any window in the Premises to be cleaned from the outside.
Section 17.03    Limitation on Abatement/Liability.
(a)    Except as otherwise expressly provided in Section 17.03(b), Article 22 and Article 23, Landlord shall have no liability to Tenant, nor shall Tenant’s covenants and obligations under this Lease be reduced or abated in any manner, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord’s making or failure to make any repairs or changes which Landlord is required or permitted by this Lease or required by applicable Legal Requirements or in good faith deems necessary to make in or to any portion of the Project, the Real Property, the Building or the Premises, or in or to the fixtures, equipment or appurtenances of the Project, the Real Property, the Building or the Premises, or by reason of Force Majeure. Landlord reserves the right, without any liability to Tenant and without affecting Tenant’s covenants and obligations hereunder, to stop or interrupt or reduce service of any of the HVAC, electric, sanitary, elevator or other Building Systems serving the Premises, or to stop or interrupt or reduce any other services required of Landlord under this Lease (whether or not specified in this Article 17), whenever and for so long as may be necessary, by reason of (i) accidents, emergencies, strikes or the occurrence of any other similar events, (ii) the making of repairs or changes which Landlord is required or is permitted by this Lease or by applicable Legal Requirements to make or in good faith deems necessary, provided that any such stoppage, interruption or reduction shall, to the extent practicable, be outside of Business Hours and Landlord shall not stop or interrupt electric service to the Premises for testing without the prior consent of Tenant (which consent shall not be unreasonably withheld, conditioned or delayed so long as any such testing shall not interrupt the conduct of Tenant’s business at the Premises, whether or not during Business Hours), and provided further that except in the case of an emergency, Landlord shall give Tenant at least thirty (30) days’ prior notice of any such scheduled repairs or changes or shutdowns of Building services, (iii) difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or (iv) any Force Majeure, whether similar or dissimilar. Provided Landlord is reasonably able to do so, Landlord shall give reasonable advance notice to Tenant of any such stoppage or interruption and will with reasonable diligence take such steps as are reasonably available to Landlord to minimize the interference with Tenant’s access to and/or use of the Premises arising from such stoppage or interruption; provided, that Landlord shall have no obligation to take such steps by performing work on an overtime basis unless Tenant pays any excess charges to Landlord for such overtime work. Without limiting any of Landlord’s other rights and remedies, if Tenant shall be in default beyond any applicable grace or notice and cure period, Landlord shall not be obligated to furnish to the Premises any service outside of Business Hours on Business Days, and Landlord shall have no liability to Tenant by reason of any failure to provide, or discontinuance of, any such service.
(b)    If, without having been caused by Tenant or any Persons claiming through or under Tenant, a material portion of the Premises is rendered Untenantable (as hereafter defined in this Section 17.03(b)) for a period of five (5) consecutive Business Days by reason of any stoppage or interruption of (i) any of the services Landlord is required to provide pursuant to Sections 17.01(a) to (d) above or (ii) any electricity to the Premises, due, in any case referred to in the preceding clauses (i) and (ii), to Landlord’s repair or failure to repair any Building facilities and systems or electrical risers that Landlord is required under this Lease to repair and for reasons other than Force Majeure or an event described in Articles 22 and 23, following the date that Tenant shall have given Landlord notice of such event which rendered a material portion of the Premises Untenantable, then for the period commencing on the sixth (6th) consecutive Business Day that such material portion of the Premises is so rendered Untenantable following the date that Tenant shall have given Landlord notice of the same, Base Rent and Additional Rent payable pursuant to Article 4 shall be appropriately abated for so much of the Premises as shall be so Untenantable. If (x) more than 50% of the Rentable Square Footage of the Premises or (y) that portion of the Premises comprising Tenant’s trading floor and/or Tenant’s data center is affected by such stoppage or interruption and, as a result thereof, Tenant cannot reasonably conduct its business in such affected portion of the Premises and in the remainder of the Premises and has vacated the entire Premises, the abatement described in this Section 17.03(b) shall apply to the entire Premises. The abatement of Base Rent and Additional Rent under this Section 17.03(b) and Tenant’s right to bring an action for specific performance shall be Tenant’s sole and exclusive remedies in the event any portion of the Premises is rendered Untenantable. “Untenantable” means that Tenant shall be unable to occupy, and shall not be occupying, the Premises or the applicable portion thereof. The entry by Tenant to the affected portion of the Premises on a limited basis solely to retrieve files and documents (and not for the conduct of business) or to remove food or clean or inspect food service areas or for the temporary operation of the data center to allow for site transition and/or the existence in the Premises of Tenant’s Property shall not by itself be deemed to be “occupying the Premises” for purpose of this Section 17.03(b). Nothing contained in this Section 17.03(b) shall be deemed to grant Tenant any rent abatement for an interruption in or stoppage of any service or in electricity to the Premises arising by reason of any cause emanating from outside the Building (including a failure by the electric service provider to supply electricity to the Building, other than as a result of a failure by Landlord timely to pay bills rendered to Landlord by the electric service provider). For the purposes of this Section 17.03(b), the term “material portion” of the Premises shall mean (I) more than 5,000 RSF of the Premises or (II) that portion of the Premises comprising Tenant’s trading floor and/or Tenant’s data center.
Section 17.04    Signage.
(a)    Tenant shall not be permitted to have any signage on the exterior of the Building or in the Building lobby (except as expressly set forth in Section 17.04(c)), and no lettering, sign, advertisement, notice or object shall be displayed in or on the exterior windows or doors, or on the outside of the Premises, or at any point inside the Premises where the same are visible outside of the Premises, without the prior written approval of Landlord, provided that Landlord shall not unreasonably withhold, condition or delay its approval to the installation of Building standard directional signage in the elevator lobby of each multi-tenanted floor of the Building upon which any portion of the Premises is located. Notwithstanding anything to the contrary contained herein, Tenant and its permitted subtenants shall be listed in the Building directory, if any. Tenant’s signage rights under this Section 17.04(a) are non-exclusive.
(b)    Notwithstanding anything to the contrary contained herein, the design, content, materials, size and specific location of any signage permitted by Landlord pursuant to this Section 17.04 (including on the entrance doors to the Premises (or adjacent thereto) and in the elevator lobbies on each full Floor of the Premises) shall be subject to Landlord’s reasonable signage guidelines and the prior written approval of Landlord, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall be responsible for obtaining all necessary permits and approvals from any Governmental Authority having jurisdiction for the design, installation and maintenance of all Tenant’s signs, and the same shall be installed by Tenant at Tenant’s cost and expense (except that Landlord shall install Tenant’s Lobby Signage at Tenant’s cost and expense as set forth in Section 17.04(c)).
(c)    Provided that (i) this Lease shall be in full force and effect, (ii) no Event of Default shall exist, and (iii) Tenant and its Affiliates shall be physically occupying at least three (3) full Floors of the Premises, Tenant shall have the right to maintain identifying signage in the main lobby on the ground floor of the Building (“Tenant’s Lobby Signage”), which signage shall be displayed, at Tenant’s option, either (x) behind the concierge desk serving the Premises or (y) in the main passenger elevator bank serving the Premises, provided further that (1) Tenant shall elect, by notice given to Landlord not later than January 1, 2016 (with time being of the essence) whether to locate Tenant’s Lobby Signage (x) behind the concierge desk serving the Premises or (y) in the main passenger elevator bank serving the Premises (it being agreed that if Tenant shall not make such election and notify Landlord thereof by January 1, 2016, Landlord shall have the right to determine the location of Tenant’s Lobby Signage) and (2) the design and content (including, without limitation, the materials, quality, color scheme and font/lettering), size and specific location of Tenant’s Lobby Signage and the means of affixing the same to the Building shall be subject to the prior approval of Landlord in its sole discretion (acting in good faith). Notwithstanding anything to the contrary contained herein, Tenant’s right to install Tenant’s Lobby Signage shall expire if Tenant shall not exercise such right prior to the second (2nd) anniversary of the Commencement Date (with time being of the essence). Upon approval thereof in accordance with this Section 17.04(c), Landlord shall install Tenant’s Lobby Signage at Tenant’s cost and expense, and Tenant shall pay the out-of-pocket cost and expense of such installation, as Additional Rent, within thirty (30) days after written demand (accompanied by reasonable supporting documentation). Subject to further compliance with Article 14 of this Lease, Landlord hereby approves in concept the design and content of the Tenant’s Lobby Signage options shown on Exhibit S annexed hereto (it being agreed that Tenant shall have the right to elect to locate Tenant’s Lobby Signage either (x) behind the concierge desk serving the Premises or (y) in the main passenger elevator bank serving the Premises, subject to and in accordance with the terms and conditions of this Section 17.04(c)).
(d)    Notwithstanding anything to the contrary contained herein, all signage installed in accordance with this Section 17.04 (including, without limitation, Tenant’s Lobby Signage) shall constitute Specialty Alterations that must be removed upon the expiration or earlier termination of the Term of this Lease, whether or not Landlord reserves the right so to require Tenant pursuant to Article 14.
Section 17.05    Building Name. Landlord reserves the right to name the Building and to change the name or address of the Building at any time and from time to time.
Section 17.06    Space Excluded from Premises; Pipes, Ducts and Conduits. (a) Subject to the provisions of the following sentence, the Premises shall consist solely of the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Premises, and shall specifically exclude all other portions of the Building, including the exterior Building walls, core corridor walls and doors, and any core corridor entrances, terraces or roofs. Notwithstanding the foregoing, the Premises shall exclude any space (whether or not otherwise within the Premises) which may be used for shafts, stacks, pipes, conduits, fan rooms, ducts, electricity, communications, sinks or other Building facilities or utilities, and the use thereof, and access thereto through the Premises, is reserved exclusively to Landlord. Tenant shall permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the Premises, provided that the same are installed adjacent to or concealed behind walls and ceilings within or bounding the Premises, and provided further that (a) any pipes that are not so concealed shall be boxed in a manner reasonably consistent with the decor of the Premises (and Landlord shall use commercially reasonable efforts to cause the same to be performed in a manner that does not unreasonably impair or interfere with Tenant's operations in the Premises) and (b) any such installations shall not cause a reduction of the usable floor space of the Premises (other than to a de minimis extent). Notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to find alternate locations for the installation of pipes, ducts and conduits if the intended location thereof would interfere with or impair (in each case, to more than a de minimis extent) Tenant’s layout or use of the Premises. In addition to the foregoing, Tenant acknowledges and agrees that Landlord has a film installed on the inside of the windows of the Building and that Landlord shall have access thereto in connection with the installation, maintenance or replacement of such film. Landlord shall perform such work in such a manner so as to minimize interference that might be occasioned to Tenant’s business operations and to minimize any damage that might result to the appearance or function of the affected areas of the Premises. Landlord shall promptly repair any damage caused by Landlord or Landlord’s agents in the Premises during such entry, including any repair or replacement required to any finishes in the Premises as a result of such entry. Landlord shall clean up or cause to be cleaned up all work areas at the end of each day or block off such work areas in a manner that does not unreasonably interfere with Tenant’s business and use of the Premises.
(b)    Notwithstanding anything to the contrary contained herein, Landlord agrees that, solely with respect to the Twelfth Floor Premises and that portion of the Eleventh Floor Premises which is not vertically contiguous to the Twelfth Floor Premises, Landlord shall not install or permit the installation of, wet pipes, ducts or conduits over any data center or server room installed by Tenant in such portion(s) of the Premises; provided, however, that the foregoing agreement shall not require Landlord to relocate or reconfigure any existing installations of wet pipes, ducts or conduits installed in the Building as of the date of this Lease or otherwise installed after the completion of the Initial Tenant Work (provided that the same shall then be installed in compliance with this Section 17.06(b)).
Section 17.07    Storage of Repair Materials. Landlord, Ground Lessor, or any Superior Mortgagee, as the case may be, during the progress of any repair, alteration or work referred to in Section 17.06 or otherwise required or permitted by this Lease or applicable Legal Requirements or deemed necessary by Landlord, may keep and store in or at the Premises, subject to the reasonable requirements of Tenant and any Subtenant (except in cases of emergency or apparent emergency), all materials, tools, supplies and equipment reasonably necessary to be so stored. Landlord, Ground Lessor, or any Superior Mortgagee, as the case may be, provided that such party exercises reasonable care, shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any Subtenant by reason of making such repairs or the performance of any such alterations, work, or on account of bringing materials, tools, supplies and equipment into the Premises during the course thereof, and the obligations of Tenant under this Lease shall not be affected thereby; provided, however, that to the extent reasonably practicable, Landlord, Ground Lessor or any Superior Mortgagee shall not cause or permit such materials to be stored in the Premises overnight. To the extent that Landlord, Ground Lessor or any Superior Mortgagee undertakes such repairs, alterations or work and the same shall require interruption of any services to or access of Tenant or a Subtenant or the entry into any space covered by this Lease or a sublease, such work or repairs shall be commenced and completed with reasonable diligence, subject to any Force Majeure, and in such a manner as not to unreasonably interfere with the conduct of business in such space, but such work or repairs need not be performed outside of normal Business Hours on Business Days, unless Tenant elects to reimburse Landlord for the incremental cost of performing such work or repairs on an “overtime” basis. Nothing in this Article 17 or elsewhere in this Lease shall imply any duty upon the part of Landlord, Ground Lessor or any Superior Mortgagee to do any work not otherwise required to be done by such parties hereunder, and the performance of any work by Landlord, Ground Lessor or any Superior Mortgagee shall not constitute a waiver of Tenant’s default in failing to perform the same.
Section 17.08    Access by Landlord and Others. Tenant shall permit Landlord, Ground Lessor and any Superior Mortgagee, and their respective agents or representatives, to enter the Premises, at all reasonable times on reasonable notice (except in the case of emergency), which notice may be given orally, and in the presence of Tenant or its representative (except in the case of an emergency, in which event no prior notice is required), if such representative is available and present, but subject to the reasonable requirements of Tenant and of any Subtenant and provided Landlord shall use reasonable efforts to minimize any interference with Tenant’s business operations, for the purpose of (a) inspecting the Premises, (b) determining whether or not Tenant or any Subtenant is in compliance with its obligations hereunder, and (c) making any repairs or alterations to the Premises or to the Building and/or performing any work therein or in the Building, if reasonably desired by Landlord or necessitated by any Legal Requirements, Insurance Requirements or other provision of this Lease, or otherwise permitted hereunder.
Section 17.09    Building Access; Changes Therein. Landlord reserves the right, at any time and from time to time, to make, cause to be made or permit changes in or to the Project, including all public entrances, passageways, concourses, doors, doorways, corridors, elevators, stairways, restrooms, any pedestrian bridges and the plaza and esplanade, including any of the same connecting the Building with any subway or any other building, improved area or public space, and all other parts of the Project (including the Building), all as Landlord may deem necessary or desirable, provided any such change does not deprive Tenant of access to the Premises and does not adversely affect the first-class nature of the Building. Tenant shall not have any easement or other right in or to the use of any public entrances, passageways, concourses, doors, doorways, corridors, elevators, stairways, restrooms, or any pedestrian bridge, plaza or esplanade, including any of the same connecting the Building with any subway or any other building, improved area or public space, or any other parts of the Project, and the use of any of the foregoing may, without notice to Tenant, be regulated or discontinued at any time by Landlord. The exercise by Landlord of any of its rights under this Section 17.09 shall not constitute an actual or constructive eviction, cause Landlord to incur any liability to Tenant or cause Tenant to be entitled to any diminution or abatement of Rent, except as may be otherwise expressly set forth herein. Landlord shall provide access to the Building and the Premises 24 hours per day, 7 days per week, 365 days per year, subject to the Rules and Regulations.
Section 17.10    Emergency Access. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when for any reason of fire or apparent emergency (i.e., a condition presenting or appearing to present imminent danger to the health and safety of persons or to property) Landlord desires access to the Premises, then Landlord or Landlord’s agents may forcibly enter the same without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord’s agents shall accord reasonable care to Tenant’s Property) and without in any manner affecting the obligations and covenants of this Lease. Within a reasonable time after such forced entry, Landlord shall give Tenant notice of the same.
Section 17.11    Showing the Premises. Landlord and Persons authorized by Landlord shall have the right to enter and pass through the Premises at any reasonable time upon reasonable notice to Tenant (which notice may be given orally) to show the Premises to prospective purchasers, mortgagees and lessees of any interest in the Project or any part thereof. During the period of eighteen (18) months prior to the end of the Term and during the thirty (30) day period following the giving of any Tenant’s Offer Notice, Landlord and Persons authorized by Landlord shall have the right at any reasonable time upon reasonable notice to Tenant to exhibit the Premises to prospective tenants of the Premises. Each Person entering the Premises pursuant to this Section 17.11 may be accompanied by a representative of Tenant if such representative is available and present and Landlord shall use reasonable efforts to minimize any interference with Tenant’s business operations.
Section 17.12    Premises Access; Changes Therein. Subject to the Rules and Regulations and to Force Majeure, Tenant shall have access to the Premises twenty-four (24) hours per day seven (7) days per week, three hundred sixty-five (365) days per year. Tenant shall have the right to install and change additional locks or other security devices in or to the Premises, provided that Tenant shall have provided Landlord with copies of any keys, codes or combinations prior to such installation.
Section 17.13    Telecommunication Risers. (a) Landlord shall permit the cable television company serving the area in which the Building is located to provide (at Tenant’s expense) cable television service to all Floors of the Building upon which any portion of the Premises is located at the Building Standard Rate and on Landlord’s then standard terms. All Tenant’s communication equipment, switches, etc. (as opposed to the suppliers’ equipment, switches, etc.) shall be located in the Premises.
(b)    Tenant shall have the non-exclusive right to access two (2) distinct existing points-of-entry into the Building for telecommunications and data connectivity. Landlord shall permit Tenant’s telecommunications service providers to have reasonable use of and access to existing riser closets, and Landlord shall allocate to Tenant two (2) pathways to install, at Tenant’s cost and expense (and subject to compliance with Article 14), two (2) four-inch (4”) conduits running from each of the two (2) points-of-entry to Floor of the Premises on which Tenant’s data center will be located, routed diversely through two (2) distinct base Building riser paths as more particularly shown on Exhibit H-1. Notwithstanding anything contained in this Section 17.13 to the contrary, all of the rights granted by Landlord which would permit Tenant’s telecommunications providers to have the use of or access to areas outside of the Premises (including riser closets and shafts) shall be contingent upon such telecommunications providers entering into Landlord’s then standard agreement which, among other things, shall provide for the payment by Tenant’s telecommunications providers of Landlord’s then standard fees and charges (which fees and charges shall be commercially reasonable).
Section 17.14    Security. Landlord shall provide security for the Building utilizing personnel, equipment, systems and procedures, either individually or in combination, consistent with and comparable to the security provided by Landlord’s Affiliates at other office buildings in the Project, which equipment and systems Landlord agrees shall include a proximity-card based access control system. Tenant shall have the right, at Tenant’s expense and subject to obtaining the necessary approvals required under this Lease (including those approvals required pursuant to Article 14), to install or implement a security system and equipment within the Premises which shall be compatible with the Building’s proximity-card based security system so that Tenant’s employees shall be able to use a single proximity-based access card to pass through the Building’s security system and for access to the Premises; provided, that Landlord’s access to the Premises shall not be impeded in any way or at any time.
Section 17.15    Internal Fire Staircases. Tenant may use the internal fire staircases of the Building connecting contiguous Floors of the Premises as convenience stairs; provided, that Tenant, at Tenant’s expense, and subject in any event to Article 14, complies with all Legal Requirements and Insurance Requirements in connection with such use. In using said stairs and in preparing the same for use by Tenant, Tenant shall be responsible for all out-of-pocket incremental costs incurred by Landlord in connection therewith (including any increase in Landlord’s insurance costs resulting from Tenant’s use thereof). If Tenant so utilizes the fire stairs, Tenant shall maintain, at Tenant’s expense, such portions of the fire stairs on the floors on which the Premises are located in at least the same condition existing as of the date hereof (reasonable wear and tear and damage by casualty excepted), including, without limitation, the periodic painting and cleaning thereof as reasonably required by Landlord. Tenant shall not use the stairs so as to interfere with the rights of other tenants or occupants in the Building. In connection with any use of such fire stairs, and subject to the terms of Article 14 hereof, Tenant, at Tenant’s expense, shall (i) install and regularly maintain a security and access control system in the stairway to prevent unauthorized access from the fire stairs into the Premises and to identify potential emergencies therein that is reasonably satisfactory to Landlord (including, without limitation, the installation of additional fire safety equipment and video and other surveillance equipment), (ii) provide Landlord with at least three (3) card keys to any such security system and update such card keys, at no cost to Landlord, from time to time, if such update is necessary in order to permit such card keys to be operable (it being agreed that Tenant shall also have the right to integrate such proximity card security system with the Building’s proximity card security system, and Landlord shall cooperate with Tenant, at no cost to Landlord, in connection therewith), and (iii) tie such system into the Building’s security and fire safety systems, base Building management system (“BMS”) and such other Building systems as Landlord may reasonably require. In no event shall Tenant be permitted to store any equipment, furniture, storage boxes or any other personal property whatsoever in any fire stairs of the Building. Tenant acknowledges that any alterations required to tie such security system into the fire safety system of the Building shall be performed by Landlord’s fire safety contractor, at Tenant’s expense (it being agreed that such contractor shall charge rates that are reasonably competitive with those of other reputable contractors of at least the same quality performing like services in and to first-class office buildings located in downtown Manhattan that are comparable to the Building). Landlord makes no representation or warranty as to whether Tenant’s use of the stairwell area as contemplated hereunder is permitted under applicable Legal Requirements and/or Insurance Requirements. If, at any time, Tenant is not permitted to use the internal fire staircases between Floors of the Premises pursuant to Legal Requirements or Insurance Requirements, then Landlord shall have no liability to Tenant therefor.
Section 17.16    Other Services. Except as expressly set forth in this Article 17, Landlord shall have no obligation to provide any services to the Premises.
ARTICLE 18

BROKERS
Section 18.01    Designated Brokers. Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker, finder or consultant in connection with this Lease other than Jones Lang LaSalle Brokerage, Inc. (the “Broker”). Landlord shall be responsible for any commission, fee or other compensation payable to the Broker in connection with this Lease, pursuant to a separate agreement between Landlord and the Broker.
Section 18.02    Indemnification. Landlord and Tenant shall each indemnify and hold harmless the other party from and against any and all claims, damages and costs (including reasonable attorneys’ fees and disbursements) incurred by such other party in connection with a breach or alleged breach of the indemnifying party’s representation and warranty contained in Section 18.01.
Section 18.03    Survival. The provisions of this Article 18 shall survive the termination or expiration of this Lease.
ARTICLE 19

RIGHT TO PERFORM TENANT’S COVENANTS
Section 19.01    Right to Perform Tenant’s Covenants. If Tenant fails to perform any of its obligations under this Lease, Landlord may perform the same at the expense of Tenant (a) immediately and without notice (x) in the case of an emergency where there is an imminent threat to life or property and (y) in the case of a default which if uncured would permit the cancellation of any insurance policy maintained by Landlord; and (b) in any other case, if such failure continues beyond any applicable grace, notice or cure period.
Section 19.02    Reimbursement by Tenant. All sums paid by Landlord and all costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by Landlord in connection with its actions pursuant to Section 19.01, together with interest thereon at the Default Rate from the respective dates that Landlord makes each such payment until the date of actual repayment to Landlord, shall be paid by Tenant to Landlord within thirty (30) days after demand as Additional Rent. Any payment or performance by Landlord pursuant to the foregoing provisions of this Article 19 shall not be nor be deemed to be a waiver or release of any breach or default of Tenant with respect thereto or of the right of Landlord to terminate this Lease, institute summary proceedings and/or take such other action as may be permissible hereunder if an Event of Default shall exist. In the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant’s failure to provide and keep insurance in force, Landlord shall not be limited to the amount of the insurance premium not paid, but Landlord also shall be entitled to recover, as damages for such breach, the uninsured amount of any loss and damage and the costs and expenses of suit, including reasonable attorneys’ fees and disbursements, suffered or incurred, which loss and damage and costs and expenses, was required to be insured against hereunder.
Section 19.03    Resolution of Disputes. In the event Tenant contends that Landlord improperly exercised its self-help right set forth in Section 19.01 and/or that the costs incurred by Landlord in exercising such right were excessive, such dispute shall be settled by arbitration in accordance with Article 21 of this Lease. If Landlord is the prevailing party in the foregoing arbitration and the arbitrator finds that Landlord’s costs were not excessive, Tenant shall pay Landlord in accordance with the terms and conditions of Section 19.02. If Tenant is the prevailing party in such arbitration, and the arbitrator finds that Landlord improperly exercised its self-help right under Section 19.01, then Tenant shall not be obligated to reimburse Landlord for its costs. If the arbitrator finds that Landlord properly exercised its self-help right under Section 19.01, but that its costs were excessive, then Tenant shall only be obligated to reimburse Landlord for the portion of such costs which were not found to be excessive (plus interest thereon at the Default Rate as set forth in Section 19.02).
ARTICLE 20

EVENTS OF DEFAULT; REMEDIES
Section 20.01    Events of Default. The occurrence of any of the following events shall be an “Event of Default” hereunder:
(e)    If Tenant shall fail to pay any installment of any Base Rent or any installment of Additional Rent, or any part thereof, when the same shall be due and payable, and such failure shall continue for a period of five (5) Business Days after notice from Landlord to Tenant of such default;
(f)    If a default of the kind set forth in Section 20.01(a) shall occur with respect to a payment of Base Rent or a recurring installment of Additional Rent, and the same shall be cured, and if a similar default shall occur more than three (3) times within the next three hundred sixty-five (365) days, whether or not such similar defaults are cured within the applicable cure period, or
(g)    If Tenant shall fail to observe or perform one or more of the other terms, conditions, covenants or agreements of this Lease (other than a default of the character referred to in Section 20.01(a), (b) or (d) through (m)) and such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant and specifying such failure (unless such failure requires work to be performed, acts to be done, or conditions to be removed which cannot, either by their nature or by reason of Force Majeure, reasonably be performed, done or removed, as the case may be, within such thirty (30) day period, in which case no Event of Default shall be deemed to exist by reason of such failure as long as Tenant shall have commenced curing the same within such thirty (30) day period and shall prosecute the same to completion with reasonable diligence);
(h)    If Tenant shall admit, in writing, that it is unable to pay its debts as such debts become due;
(i)    If Tenant shall make a general assignment for the benefit of creditors;
(j)    If Tenant shall file a voluntary petition under Title 11 of the United States Code or if Tenant shall file any petition or answer seeking, consenting to or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under present or any future federal bankruptcy code or any other present or future applicable federal, state or other statute or law, or shall seek or consent to or acquiesce in or suffer the appointment of any trustee, receiver, custodian, assignee, sequestrator, liquidator or other similar official of Tenant or of any substantial part of its properties or of the Premises or any interest therein of Tenant, or if Tenant shall take any corporate or other action in furtherance of any action described in Section 20.01(e), this Section 20.01(f) or Section 20.01(g);
(k)    If a petition under Title 11 of the United States Code is filed against Tenant and an order for relief is granted, or, if, within ninety (90) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within ninety (90) days after the appointment of any trustee, receiver, custodian, assignee, sequestrator, liquidator or other similar official of Tenant, without the consent or acquiescence of Tenant, or of any substantial part of its properties or of the Premises or any interest therein of Tenant, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within ninety (90) days after the expiration of any such stay, such appointment shall not have been vacated;
(l)    If this Lease or the estate of Tenant hereunder shall be assigned or transferred, or the Premises (or any part thereof) shall be subleased or used and occupied by persons or entities other than Tenant, in violation of or without compliance with the provisions of this Lease applicable thereto;
(m)    If a levy under execution or attachment shall be made against Tenant or its interest in the Premises or any part thereof and such execution or attachment shall not be vacated or removed by court order, bonding or otherwise within a period of twenty-five (25) days after notice from Landlord to Tenant thereof;
(n)    If this Lease or the estate of Tenant hereunder shall be mortgaged or encumbered, unless fully discharged (of record, if recorded) within five (5) days after notice thereof from Landlord to Tenant or, in the case of any mechanics’ or similar lien, twenty-five (25) days after notice from Landlord to Tenant thereof;
(o)    Intentionally Omitted;
(p)    If Tenant rejects this Lease in connection with any action or proceeding under the Bankruptcy Code; and/or
(q)    If Tenant shall abandon the Premises (and the fact that any of Tenant’s Property remains in the Premises shall not be evidence that Tenant has not abandoned the Premises) and fails to secure the Premises.
Section 20.02    Right to Enforce. If an Event of Default shall occur, Landlord may elect to proceed by appropriate judicial proceedings, either at law or in equity, to enforce the performance or observance by Tenant of the applicable provisions of this Lease and/or to recover damages for breach thereof.
Section 20.03    Remedies. (a)  If any Event of Default described in Section 20.01(d), (e), (f), (g) or (l) shall occur, then to the extent permitted by law, this Lease and the Term and all rights of Tenant under this Lease shall expire and terminate on the date on which such Event of Default occurs, as if such date were the date herein definitely fixed for the expiration of the Term, and Tenant immediately shall quit and surrender the Premises, but Tenant shall remain liable for damages as hereinafter provided. If any Event of Default described in Section 20.01(a), (b), (c), (h), (i), (j), (k) or (m) shall occur and Landlord, at any time thereafter during the continuance of such Event of Default, at its option, gives written notice to Tenant stating that this Lease and the Term shall expire and terminate on the date specified in such notice, which date shall be not less than five (5) days after the giving of such notice, then this Lease and the Term and all rights of Tenant under this Lease shall expire and terminate on the date specified in such notice as if such date were the date herein definitely fixed for the expiration of the Term, and upon any such expiration and termination, Tenant immediately shall quit and surrender the Premises, but Tenant shall remain liable for damages as hereinafter provided. Anything contained herein to the contrary notwithstanding, if such termination shall be stayed by order of any court having jurisdiction over any proceeding described in Section 20.01(f) or (g), or by federal or state statute, then, following the expiration of any such stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume Tenant’s obligations under this Lease within the period prescribed therefor by law or within one hundred twenty (120) days after entry of the order for relief or as may be allowed by the court, or if such trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord’s right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant’s obligations under this Lease as provided in Section 20.13, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on five (5) days notice to Tenant, Tenant as debtor-in-possession or such trustee and upon the expiration of such five (5) day period this Lease shall cease and expire as aforesaid and Tenant, Tenant as debtor-in-possession and/or said trustee shall immediately quit and surrender the Premises as aforesaid, but Tenant shall remain liable for damages as hereinafter provided. Nothing contained herein shall be deemed a waiver of Landlord’s rights and remedies under Section 365(d) of the Bankruptcy Code, and all such rights and remedies are hereby expressly reserved.
(b)    If an Event of Default described in Section 20.01(a) or in Section 20.01(b) for default in the payment of Rent shall occur, or if this Lease shall be terminated as provided in Section 20.03(a), Landlord, without notice, may dispossess Tenant by summary proceedings or by any suitable action or proceeding at law or by force or otherwise.
Section 20.04    Removal of Tenant. If this Lease shall be terminated as provided in Section 20.03(a) or Tenant shall be dispossessed as provided in Section 20.03(b), then
(a)    Landlord or Landlord’s agents or servants, may immediately or at any time thereafter lawfully re-enter the Premises and remove therefrom Tenant, its agents, employees, servants, licensees, and any Subtenant and other Persons holding or claiming by, through or under Tenant, and all or any of its or their property, without being liable for indictment, prosecution or damages therefor, and repossess and enjoy the Premises, together with all additions, alterations and improvements thereto;
(b)    All of the right, title, estate and interest of Tenant in and to (i) the Premises, all changes, additions and alterations therein, and all renewals and replacements thereof and (ii) all rents, issues and profits of the Premises, or any part thereof, whether then accrued or to accrue, shall automatically pass to, vest in and belong to Landlord, without further action on the part of either party, free of any claim thereto by Tenant, or any party claiming by, through or under Tenant;
(c)    Tenant shall pay to Landlord all Rent payable by Tenant under this Lease to the date upon which this Lease and the Term shall have expired and come to an end or to the date of re-entry upon the Premises by Landlord, as the case may be;
(d)    Landlord may repair and alter the Premises in such manner as Landlord may deem necessary or advisable without relieving Tenant of any liability under this Lease or otherwise affecting any such liability, and/or let or relet the Premises or any parts thereof alone or, at Landlord’s option, together with other space in the Building, for the whole or any part of the remainder of the Term or for a longer period, in Landlord’s name or as agent of Tenant, and out of any rent or other sums collected or received as a result of such reletting of the Premises Landlord shall: (i) first, pay to itself the cost and expense of terminating this Lease, re-entering, retaking, repossessing, completing construction of and repairing and/or altering the Premises, or any part thereof, and the cost and expense of removing all persons and property therefrom, including in such costs brokerage commissions, legal expenses and attorneys’ fees and disbursements, (ii) second, pay to itself the cost and expense sustained in securing any new tenants and other occupants, including in such costs brokerage commissions, legal expenses and attorneys’ fees and disbursements and other expenses of preparing the Premises for reletting, and, if Landlord shall maintain and operate the Premises, the cost and expense of such operation and maintenance, and (iii) third, pay to itself any balance remaining on account of the liability of Tenant to Landlord. Landlord in no way shall be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due on any such reletting, and no such failure to relet or to collect rent shall operate to relieve Tenant of any liability under this Lease or to otherwise affect any such liability; and in no event shall Tenant be entitled to receive any excess of such annual rents over the sums payable by Tenant to Landlord hereunder;
(e)    Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency (“Deficiency”) between the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term had this Lease not been terminated pursuant to Section 20.03(a) and the net amount, if any, of rents collected under any reletting of the Premises effected pursuant to the provisions of Section 20.04(d) for any part of such period (which net amount shall be determined after deducting from the rents collected under any such reletting of the Premises all of the payments to Landlord described in Section 20.04(d)); any such Deficiency shall be paid in installments by Tenant on the days specified in this Lease for payment of installments of Rent, and Landlord shall be entitled to recover from Tenant each Deficiency installment as the same shall arise, and no suit to collect the amount of the Deficiency for any installment period shall prejudice Landlord’s right to collect the Deficiency for any subsequent installment period by a similar proceeding; and
(f)    Whether or not Landlord shall have collected any Deficiency installments as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, after demand, in lieu of any further Deficiency installments, as and for liquidated and agreed final damages (it being agreed that it would be impracticable or extremely difficult to fix the actual damage), a sum equal to the amount by which the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term had this Lease not been terminated pursuant to Section 20.03(a) exceeds the then fair and reasonable rental value of the Premises for the same period, both discounted to present worth at the rate of Prime Rate plus two percent (2%) per annum less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of Section 20.04(e) for the same period; it being agreed that before presentation of proof of such liquidated damages to any court, commission or tribunal, if the Premises, or any substantial part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term had this Lease not been terminated pursuant to Section 20.03(a), or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.
Section 20.05    Tenant’s Obligation Unaffected. No termination of this Lease pursuant to Section 20.03(a) or (b), and no taking possession of and/or reletting of the Premises, or any part thereof, pursuant to Section 20.03(b) and Section 20.04(a) or (b), shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting except as otherwise specifically provided.
Section 20.06    Waiver of Jury Trial. To the extent not prohibited by law, Landlord and Tenant waive and shall waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Premises, or any claim of injury or damage.
Section 20.07    Suits by Landlord. One or more suits for the recovery of damages, or for a sum equal to any installment or installments of Rent payable hereunder or any Deficiencies or other sums payable by Tenant to Landlord pursuant to this Article 20, may be brought by Landlord from time to time at Landlord’s election, and nothing herein contained shall be deemed to require Landlord to await the date whereon the Term would have expired had there been no Event of Default by Tenant and termination.
Section 20.08    Recovery Not Limited. Nothing contained in this Article 20 shall limit or prejudice the right of Landlord to prove and obtain as damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by a statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount shall be greater than, equal to or less than the amount of the damages referred to in any of the preceding provisions of this Article 20.
Section 20.09    Receipt of Money Not a Waiver. No receipt of moneys by Landlord from Tenant after the termination of this Lease or after the giving of any notice of the termination of this Lease shall reinstate, continue or extend the Term or affect any notice theretofore given to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Rent payable by Tenant hereunder or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Premises by proper remedy, except as herein otherwise expressly provided, it being agreed that after the service of notice to terminate this Lease or the commencement of any suit or summary proceedings, or after a final order or judgment for the possession of the Premises, Landlord may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such notice, proceeding, order, suit or judgment, all such moneys collected being deemed payments on account of the use and occupancy of the Premises or, at the election of Landlord, on account of Tenant’s liability hereunder.
Section 20.10    Waiver of Other Notices and Right of Redemption. Tenant hereby expressly waives the service of any notice of intention to re-enter provided for in any statute, or in the institution of legal proceedings to that end, and Tenant, for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all right of redemption provided by any law or statute now in force or hereafter enacted or otherwise, or re-entry or repossession or to restore the operation of this Lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by Landlord or in case of any expiration or termination of this Lease. The terms “enter”, “re-enter”, “entry” or “re-entry”, as used in this Lease are not restricted to their technical legal meaning.
Section 20.11    Waiver Only in Writing. (a)  No failure by Landlord to insist upon the strict performance by Tenant of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no payment or acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by either party, and no breach thereof by either party, shall be waived, altered or modified except by a written instrument executed by the other party. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.
(b)    No failure by Tenant to insist upon the strict performance by Landlord of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of such covenant, agreement, term or condition.
Section 20.12    Other Remedies; Right to Injunction. Nothing contained in this Lease shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Anything in this Lease to the contrary notwithstanding, during the continuation of any default by Tenant, Tenant shall not be entitled to receive any funds or proceeds being held, under or pursuant to this Lease. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.
Section 20.13    Bankruptcy. (a)  Subject to Article 25, if an order for relief is entered or if a stay of proceeding or other act becomes effective in favor of Landlord or Landlord’s interest in this Lease in any proceeding which is commenced by or against Landlord under the Bankruptcy Code, or any other present or future applicable federal, state or other statute or law, Tenant shall be entitled to invoke any and all rights and remedies available to it under law or this Lease.
(b)    If an order for relief is entered or if a stay of proceeding or other act becomes effective in favor of Tenant or Tenant’s interest in this Lease, in any proceeding which is commenced by or against Tenant, under the Bankruptcy Code, or any other present or future applicable federal, state or other statute or law, Landlord shall be entitled to invoke any and all rights and remedies available to it under such laws or this Lease, including such rights and remedies as may be necessary to adequately protect Landlord’s right, title and interest in and to the Premises or any part thereof and/or adequately ensure the complete and continuous future performance of Tenant’s obligations under this Lease. Adequate protection of Landlord’s right, title and interest in and to the Premises, and adequate assurance of the complete and continuous future performance of Tenant’s obligations under this Lease, may include the following requirements:
(i)    That Tenant shall comply with all of its obligations under this Lease;
(ii)    That Tenant shall pay to Landlord, on the 25th day of each month commencing with the entry of such order or the effective date of such stay, a sum equal to the amount by which the Premises diminished in value during such monthly period, but, in no event, an amount which is less than the aggregate Rent payable for such monthly period;
(iii)    That Tenant shall continue to use the Premises in the manner provided by this Lease;
(iv)    That Landlord shall be permitted to supervise the performance of Tenant’s obligations under this Lease;
(v)    That Tenant shall hire, at its sole cost and expense, such security personnel as may be necessary to insure the adequate protection and security of the Premises;
(vi)    That Tenant shall pay to Landlord within thirty (30) days after entry of such order or the effective date of such stay, as partial adequate protection against future diminution in value of the Premises and adequate assurance of the complete and continuous future performance of Tenant’s obligations under this Lease, a security deposit in an amount reasonably acceptable to Landlord, but in no event less than the annual Rent payable hereunder for the then current Lease Year;
(vii)    That Tenant has and will continue to have unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease;
(viii)    That Landlord be granted a security interest acceptable to Landlord in property of Tenant to secure the performance of Tenant’s obligations under this Lease; and
(ix)    That if Tenant’s trustee, Tenant or Tenant as debtor-in-possession assumes this Lease and proposes to assign the same (pursuant to Bankruptcy Code § 365) to any Person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the trustee, Tenant or Tenant as debtor-in-possession, then notice of such assignment, setting forth (i) the name and address of such Person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such Person’s future performance under the Lease, including the assurances referred to in Bankruptcy Code § 365(b)(3), shall be given to Landlord by the trustee, Tenant or Tenant as debtor-in-possession no later than fifteen (15) days after receipt by the trustee, Tenant or Tenant as debtor-in-possession of such offer, but in any event no later than seven (7) days prior to the date that the trustee, Tenant or Tenant as debtor-in-possession shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the trustee, Tenant or Tenant as debtor-in-possession given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such Person, less any brokerage commissions which may be payable out of the consideration to be paid by such Person for the assignment of this Lease.
(c)    If Tenant shall have assigned its interest in this Lease, and this Lease shall thereafter be disaffirmed or rejected in any proceeding under the United States Bankruptcy Code or under the provisions of any Federal, state or foreign law of like import, or in the event of termination of this Lease by reason of any such proceeding, the assignor or any of its predecessors in interest under this Lease, upon request of Landlord given within ninety (90) days after such disaffirmance, rejection or termination shall enter into a new lease as lessee with Landlord of the Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date at the same Base Rent and Additional Rent and upon the then executory terms, covenants and conditions as are contained in this Lease, except that (i) the rights of the lessee under the new lease, shall be subject to any possessory rights of the assignee in question under this Lease and any rights of persons claiming through or under such assignee, (ii) such new lease shall require all defaults existing under this Lease to be cured by the lessee with reasonable diligence, and (iii) such new lease shall require the lessee to pay all Additional Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due after the effective date of such disaffirmance, rejection or termination with respect to any prior period. If such assignor or any of its predecessors in interest under this Lease, as the case may be, shall fail or refuse to enter into the new lease within ten (10) days after Landlord’s request to do so, then in addition to all other rights and remedies by reason of such default, under this Lease, at law or in equity, Landlord shall have the same rights and remedies against such assignor or any of its predecessors in interest under this Lease, as the case may be, as if such assignor or any of its predecessors in interest under this Lease, as the case may be, had entered into such new lease and such new lease had thereafter been terminated at the beginning of its term by reason of the default of the lessee thereunder.
Section 20.14    Attorneys’ Fees. If either party to this Lease places the enforcement of this Lease or any part thereof in the hands of any attorney, or files suit upon the same, or if Landlord places the collection of any Rent due or to become due hereunder, or recovery of the possession of the Premises in the hands of an attorney, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and disbursements, court costs and collection agency charges. As used herein, the “prevailing party” shall mean the party who substantially prevails in the matter at issue including a party who dismisses an action for recovery hereunder in exchange for payment of the sums allegedly due, performance of covenants allegedly breached or consideration substantially equal to the relief sought in the action. This provision shall not apply to any arbitration, including any expedited arbitration, conducted pursuant to the terms of this Lease. In addition, Tenant shall pay Landlord any attorneys’ fees and disbursements incurred by Landlord in connection with any proceeding in which the value for the use and occupancy of the Premises by Tenant is being determined (whether or not any such proceeding results from a default by Tenant under this Lease). The provisions of this Section 20.14 shall survive the Expiration Date or earlier termination of this Lease.
ARTICLE 21

ARBITRATION
Section 21.01    Selection and Conduct. (a)  In such cases where this Lease expressly provides for the settlement of a dispute or question by arbitration, and only in such cases, the party desiring arbitration shall appoint an arbitrator on its behalf and give notice thereof to the other party who shall, within ten (10) days thereafter, appoint a second arbitrator on its behalf and give written notice thereof to the first party. The two arbitrators thus appointed shall together appoint a disinterested person as a third arbitrator within ten (10) days after the appointment of the second arbitrator, and the three arbitrators shall as promptly as possible determine the matter which is the subject of the arbitration. The decision of the majority of them shall be conclusive and binding on all parties, and judgment upon the award or decision may be entered in any court having jurisdiction.
(b)    If any party who shall have a right pursuant to Section 21.01(a) to appoint an arbitrator shall fail or neglect to do so within the time permitted, then the other party (or if the two arbitrators appointed by the parties shall fail to appoint a third arbitrator when required hereunder, then either party) may apply to the American Arbitration Association to appoint such arbitrator.
(c)    Arbitration shall be conducted in the City and County of New York and, to the extent applicable and consistent with this Article 21, shall be in accordance with the Commercial Arbitration Rules in effect of the American Arbitration Association or any successor body of similar function. The expenses of arbitration and the fees and disbursements of the third arbitrator shall be shared equally by Landlord and Tenant but each party shall be responsible for the fees and disbursements of the arbitrator it appoints and its own attorneys and the expenses of its own proof.
(d)    Landlord and Tenant agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder.
(e)    No arbitrator shall have any power to vary or modify any of the provisions of this Lease and their jurisdiction is hereby limited accordingly.
(f)    The two arbitrators to be selected by the parties and the third arbitrator to be selected by such two arbitrators shall be licensed engineers, registered architects, licensed commercial real estate brokers, certified public accountants or other professionals, each having at least ten (10) years’ experience in first class commercial real estate in Manhattan in the subject matter of the arbitration.
(g)    Any dispute relating to Landlord’s reasonableness (where Landlord agreed to be reasonable) in denying its consent to a proposed assignment or sublease pursuant to Section 10.09 may be determined, at Tenant’s option, under the expedited procedure provisions of the Commercial Dispute Regulation Procedures of the American Arbitration Association (presently rules E-1 through E-10).
(h)    Landlord and Tenant each: (i) consent to the entry of judgment in any court upon any award or decision rendered in any arbitration held pursuant to this Article 21; and (ii) acknowledge that any award or decision rendered in any arbitration held pursuant to this Article 21, whether or not such award or decision has been entered for judgment, shall be final and binding upon Landlord and Tenant.
(i)    Notwithstanding anything contained in this Article 21 to the contrary, in the event of any conflict or inconsistency between the arbitration provisions set forth in (i) Article 33 with respect to the determination of Fair Market Rent or Article 34 with respect to the determination of Fair Offer Rental, and (ii) this Article 21, the arbitration provisions of Article 33 or Article 34, as the case may be, shall govern and control.
ARTICLE 22

CASUALTY
Section 22.01    Restoration of the Premises. Tenant shall notify Landlord promptly of any Casualty in the Premises. If the Building or the Premises shall be partially or totally damaged or destroyed by fire or other casualty (each, a “Casualty”) and if this Lease is not terminated as provided below, then (i) Landlord shall repair and restore the Building and the Premises (but excluding Leasehold Improvements and Tenant’s Property) (“Landlord’s Restoration Work”) with reasonable dispatch (but Landlord shall not be required to perform the same on an overtime or premium pay basis) after notice to Landlord of the Casualty and the collection of the insurance proceeds attributable to such Casualty and (ii) Tenant shall repair and restore all Leasehold Improvements (which may include demolition of the same) and Tenant’s Property, as determined by Tenant, and in accordance with the provisions of this Lease (“Tenant’s Restoration Work”) with reasonable dispatch after the Casualty. The performance by Tenant of Tenant’s Restoration Work shall be subject to all of the applicable terms, covenants and conditions of this Lease governing Alterations (including the provisions of Article 14). Notwithstanding anything to the contrary contained herein, if in Landlord’s judgment, it would be appropriate for safety reasons, health reasons or the efficient operation or restoration of the Building or the Premises for Landlord to perform all or a portion of Tenant’s Restoration Work on behalf of Tenant, then (x) Landlord shall give Tenant a notice specifying the portion of Tenant’s Restoration Work to be performed by Landlord (the “Specified Restoration Work”), (y) Landlord shall perform the Specified Restoration Work and (z) Tenant shall pay to Landlord, or authorize the Depositary to pay to Landlord (as the case may be), within thirty (30) days following the giving of Landlord’s written demand therefor, the cost of such Specified Restoration Work (unless Landlord shall then be holding the insurance proceeds, in which event, Landlord shall retain from such proceeds the cost of such Specified Restoration Work).
Section 22.02    Abatement of Rent. If all or part of the Premises shall be rendered untenantable by reason of a Casualty, the Base Rent and the Additional Rent under Article 4 shall be abated in the proportion that the untenantable area of the Premises bears to the total area of the Premises, for the period from the date of the Casualty to the earlier of (i) the date Tenant or any Subtenant reoccupies a portion of the Premises (in which case the Base Rent and the Additional Rent allocable to such reoccupied portion shall be payable by Tenant from the date of such occupancy) and (ii) the date the Premises is made tenantable (provided that if the Premises would have been tenantable at an earlier date but for Tenant having failed to cooperate with Landlord in effecting repairs or restoration or collecting insurance proceeds or for Tenant having failed diligently to perform Tenant’s Restoration Work, then the Premises shall be deemed to have been made tenantable on such earlier date and the abatement shall cease). Notwithstanding the preceding sentence, if (A) more than 50% of the rentable area of the Premises shall have been rendered untenantable by a Casualty or (B) Tenant’s trading floor shall have been rendered untenantable by a Casualty or (C) Tenant’s data center shall have been rendered untenantable by a Casualty and provided that, in any of such events described in clauses (A), (B) or (C), Tenant shall not be occupying or using any portion of the Premises, the Base Rent and the Additional Rent under Article 4 shall be abated for the entire Premises for the period described in the preceding sentence. Except as otherwise stated in the preceding sentence, (x) there shall be no abatement of Rent with respect to any portion of the Premises which has not been rendered untenantable by reason of a Casualty and which is accessible, whether or not other portions of the Premises are untenantable, and (y) any abatement of Rent applicable to any portion of the Premises which was rendered untenantable by reason of a Casualty shall cease on the earlier of the dates referred to in clauses (i), or (ii) of the first sentence of this Section 22.02, provided such portion is accessible, whether or not other portions of the Premises remain untenantable. Landlord shall give Tenant at least three (3) Business Days prior written notice of the date when Landlord anticipates that Landlord’s Restoration Work shall be Substantially Completed (as such term is defined in Section 2.04(c) with respect to Landlord’s Work). Within five (5) Business Days after receipt of such notice from Landlord, Landlord and Tenant shall meet at the Premises and jointly inspect Landlord’s Restoration Work (it being agreed that the failure or refusal of Tenant to schedule such inspection and meet with Landlord therefor prior to the expiration of such five (5) Business Day period shall constitute Tenant’s agreement that Landlord’s Restoration Work is Substantially Complete). Promptly following Landlord’s and Tenant’s joint inspection of Landlord’s Restoration Work, Tenant shall prepare a punchlist of any items of unfinished Landlord’s Restoration Work required by this Lease to be performed by Landlord (“Tenant’s Restoration Work Punchlist”). If Tenant shall fail to prepare and deliver Tenant’s Restoration Work Punchlist to Landlord within two (2) Business Days (with time being of the essence) after the parties’ inspection of Substantial Completion of Landlord’s Restoration Work, then Tenant shall be deemed to have agreed that, except for latent defects, there are no unfinished items of Landlord’s Restoration Work, and Tenant shall thereby waive its right to deliver Tenant’s Restoration Work Punchlist. Landlord shall endeavor to perform the work required to complete the unfinished items of Landlord’s Restoration Work identified in Tenant’s Restoration Work Punchlist (if any) within thirty (30) days after Landlord’s receipt of Tenant’s Restoration Work Punchlist (subject to day-for-day extension(s) of such period due to Force Majeure and Tenant Delay), provided that Landlord shall not dispute the inclusion of such item(s) on Tenant’s Restoration Work Punchlist, and provided further that Tenant shall give Landlord reasonable access to the Premises to complete such Landlord’s Restoration Work (i.e., those items identified on Tenant’s Restoration Work Punchlist), it being agreed that Landlord and Tenant shall take commercially reasonable steps to coordinate Landlord’s completion of the items on Tenant’s Restoration Work Punchlist and Tenant’s performance of the Tenant’s Restoration Work, so that neither is delayed in the completion of its work. Any dispute as to whether an item has been properly placed on Tenant’s Restoration Work Punchlist that cannot be resolved by the parties within fifteen (15) days after the date Tenant has given Tenant’s Restoration Work Punchlist to Landlord (with time being of the essence), may be submitted to arbitration in accordance with Article 21. Nothing contained in this Article 22 shall relieve Tenant from any liability that may exist as a result of any Casualty.
Section 22.03    Termination. If by reason of a Casualty (i) the Building shall be totally damaged or destroyed, or (ii) the Building shall be so damaged or destroyed (whether or not the Premises are damaged or destroyed) that repair or restoration shall require more than twelve (12) months or the expenditure of more than forty percent (40%) of the full insurable value of the Building (which, for purposes of this Section 22.03, shall mean replacement cost less the cost of footings, foundations and other structures below the ground floor of the Building) immediately prior to the Casualty (as estimated in any such case by a reputable contractor, architect or engineer designated by Landlord), then in any such case Landlord may terminate this Lease by notice given to Tenant within one hundred twenty (120) days after the Casualty (time being of the essence with respect to the giving of such notice of termination by Landlord within such period), provided that in the case of a termination pursuant to clause (i) or (ii) of this sentence, Landlord shall concurrently terminate the leases covering at least 75% of the rentable area of the Building (including the Premises). In the event that a Casualty renders all or any portion of the Premises untenantable, Landlord shall, within ninety (90) days after such Casualty (which ninety (90) day period shall be subject to extension by reason of any Force Majeure), give a notice to Tenant stating the length of time following the Casualty that a reputable licensed architect, engineer or contractor (the “Estimator”) has determined that Landlord’s Restoration Work to the Premises will reasonably require (the “Estimate Notice”). In the event that the Estimator shall determine that such Landlord’s Restoration Work to the Premises will take longer than twelve (12) months, then, in such event, Tenant shall have the option to terminate this Lease by notice given to Landlord within thirty (30) days following the giving of the Estimate Notice to Tenant (time being of the essence with respect to the giving by Tenant of such notice of termination within such thirty (30) day period). If Landlord shall not have substantially completed Landlord’s Restoration Work to the Premises within the Casualty Restoration Period (as hereinafter defined) then, in such event, Tenant shall have the option to terminate this Lease by notice given to Landlord within thirty (30) days following the expiration of the Casualty Restoration Period (time being of the essence with respect to the giving by Tenant of such notice of termination within such thirty (30) day period). The term “Casualty Restoration Period” means the greater of (i) the length of time following the Casualty that the Estimator determined Landlord’s Restoration Work to the Premises would reasonably require, and (ii) the twelve (12) month period following the Casualty plus, in the case of both clause (i) and (ii) of this sentence, a period equal to the length of any delays encountered by Landlord in performing its repair and restoration of the Premises by reason of any Force Majeure (provided that extension of the Casualty Restoration Period due to Force Majeure shall not exceed 180 days). In the event that Tenant exercises either of its options under this Section 22.03 to terminate this Lease as a result of a Casualty, this Lease shall end and expire thirty (30) days following the date notice of such termination is given by Tenant; provided, however, that if Landlord substantially completes Landlord’s Restoration Work to the Premises within such thirty (30) day period, then such notice of termination by Tenant shall be null and void ab initio and this Lease shall remain in full force and effect. If this Lease is terminated as a result of a Casualty, (x) Landlord shall be entitled to retain for its benefit the proceeds of insurance maintained by Tenant on the Leasehold Improvements up to the amount of the Work Allowance and the Restroom Allowance and (y) Tenant shall be entitled to the balance of the proceeds of such insurance.
Section 22.04    Removal of Tenant’s Property. In the event of a partial or total destruction of the Premises, Tenant shall as soon as practicable, whether or not Landlord shall have notified Tenant to remove the same, but in no event later than ten (10) Business Days after receiving a notice from Landlord and reasonable access to the Building and the Premises (subject to extension on a day-for-day basis if Tenant shall be prevented from accessing the Building and the Premises due to Force Majeure), remove any and all of Tenant’s Property from the Premises or the portion thereof destroyed, as the case may be, and if Tenant does not promptly so remove Tenant’s Property, Landlord, at Tenant’s expense, may discard the same or may remove Tenant’s Property to a public warehouse for deposit or retain the same in its own possession and at its discretion may sell the same at either public auction or private sale, the proceeds of which shall be applied first to the expenses of removal, storage and sale, second to any sums owed by Tenant to Landlord, with any balance remaining to be paid to Tenant; if the expenses of such removal, storage and sale shall exceed the proceeds of any sale, Tenant shall pay such excess to Landlord within thirty (30) days after demand. Tenant shall be solely responsible for arranging for any visits to the Premises by Tenant’s insurance adjuster that may be desired by Tenant prior to the removal of Tenant’s Property by Tenant or Landlord, as provided in this Section 22.04, or the performance by Landlord of Landlord’s Restoration Work or the Specified Restoration Work and Landlord shall be under no obligation to delay the performance of same, nor shall Landlord have any liability to Tenant in the event that Tenant fails to do so. Tenant shall promptly permit Landlord access to the Premises for the purpose of performing Landlord’s Restoration Work and, if applicable, the Specified Restoration Work.
Section 22.05    No Liability for Interruption. Tenant shall not be entitled to terminate this Lease, and no damages, compensation or claim shall be payable by Landlord, because of any inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building pursuant to this Article 22.
Section 22.06    Tenant’s Insurance Proceeds. (a)  Tenant acknowledges and agrees that Landlord will not carry insurance of any kind on any Leasehold Improvements or Tenant’s Property, and Tenant shall be required to repair and restore Tenant’s Property to the extent necessary to resume its operations and shall be required to repair and restore the Leasehold Improvements, even if the insurance proceeds for Tenant’s Property or the Leasehold Improvements are insufficient to pay the entire cost of such repair or restoration. All proceeds of Tenant’s insurance covering Leasehold Improvements shall be paid as provided in Section 12.06.
(b)    In the event this Lease has not terminated as a result of a Casualty:
(i)    Depositary or Landlord, as applicable, shall pay over to Tenant from time to time, upon the following terms, any monies (“Restoration Funds”) which may have been received by Depositary or Landlord, as applicable, from insurance obtained or maintained by or for the benefit of Tenant, provided, that Depositary or Landlord, as applicable, before paying such monies over to Tenant shall be entitled to reimburse itself therefrom to the extent, if any, of the necessary, reasonable and proper expenses (including reasonable attorneys’ fees) paid or incurred by Depositary or Landlord, as the case may be, in the collection of such monies.
(ii)    The Restoration Funds shall be paid to Tenant in installments as the restoration progresses, less retainage in an amount, if any, customary for fee-based services of professionals such as architects and engineers and in the case of other trades, the retainage shall be determined on a contract-by-contract basis, and shall be not less than 10% of each payment due to the contractor until completion of 50% of the work required to be performed pursuant to such contractor’s contract and not less than 5% of each payment thereafter until completion of the work required to be performed pursuant to such contractor’s contract, upon application to be submitted by Tenant to Depositary or Landlord, or the case may be, documenting the cost of labor and materials (x) purchased and delivered to the Premises (or off-site where the applicable contract provides for off-site delivery) for incorporation in the restoration and that such materials have been insured by Tenant (including insurance against vandalism, theft, malicious mischief and the like) for 100% of the cost thereof, less reasonable deductibles, and stored at a reasonably secure and safe location, or (y) incorporated in the Premises since the last previous application, and due and payable or paid by Tenant. The entire balance of retainage applicable to any particular trade contract shall be released upon the final completion of the “punch list” work under such contract; provided, that in no event (other than at Tenant’s request) may the retainage held for any particular contract upon substantial completion of the relevant work be more than twice the amount of the reasonably estimated cost and expense of completing any “punch list” items and all retainage held upon such substantial completion in excess of such amount shall be released upon substantial completion of the relevant work. Any materials stored outside the Premises shall be segregated and stored with the contractor fabricating same or in a bonded warehouse in accordance with such requirements as Landlord may reasonably impose. If any vendor’s, mechanic’s, laborer’s or materialman’s lien is filed against the Premises or any part thereof or against Landlord or any assets of Landlord, Tenant shall not be entitled to receive any further installment of Restoration Funds until such lien is satisfied or discharged (by bonding or otherwise). Notwithstanding the foregoing, the existence of any such lien shall not preclude Tenant from receiving any installment of Restoration Funds; provided, that such lien shall be discharged or bonded with funds from such installment. If Tenant shall have failed to commence the performance of, or, in the event Tenant has commenced to perform, to diligently continue the performance of, the required repairs and restoration hereunder within twenty (20) days after notice from Landlord of the same, Landlord shall have the right to perform such repairs and restoration at Tenant’s expense.
(c)    Upon receipt by Depositary or Landlord, as the case may be, of evidence reasonably satisfactory to it that the Restoration has been completed and paid for in full and that there are no liens on the Premises as a result thereof, and after a copy of such evidence has been delivered to Landlord, the balance of the Restoration Funds shall be paid over to Tenant.
(d)    In the event of a dispute over the amount or distribution of Restoration Funds, if Landlord and Tenant are unable to resolve such dispute within fifteen (15) days after notice of such dispute, the matter shall be submitted to arbitration in accordance with Article 21.
Section 22.07    Express Agreement to the Contrary. This Article 22 shall be deemed an express agreement governing any damage or destruction of the Premises by fire or other casualty, and Section 227 of the New York Real Property Law providing for such a contingency in the absence of an express agreement, and any other law of like import now or hereafter in force, shall have no application.
ARTICLE 23

CONDEMNATION
Section 23.01    Taking. If there shall be a total taking of the Building in condemnation proceedings or by any right of eminent domain, this Lease and the Term and estate hereby granted shall terminate as of the date of taking of possession by the condemning authority and all Base Rent and Additional Rent under Article 4 shall be prorated and paid as of such termination date. If there shall be a taking of (x) at least forty percent (40%) of the Building or (y) any material (in Landlord’s reasonable judgment) portion of the Land or the Building, including at least forty percent (40%) of the Premises, then in either such case Landlord may terminate this Lease and the Term and estate granted hereby by giving notice to Tenant within sixty (60) days after the date of taking of possession by the condemning authority, provided that Landlord shall concurrently terminate the leases covering at least 75% of the rentable area of the Building (including the Premises). If there shall be a taking of the Premises of such scope (but in no event less than forty percent (40%) of the Premises) that the untaken part of the Premises would in Tenant’s reasonable judgment be uneconomic to operate, then Tenant may terminate this Lease and the Term and estate granted hereby by giving notice to Landlord within sixty (60) days after the date of taking of possession by the condemning authority. If either Landlord or Tenant shall give a termination notice as aforesaid, then this Lease and the Term and estate granted hereby shall terminate as of the date of such notice and all Base Rent and Additional Rent under Article 4 shall be prorated and paid as of such termination date. In the event of a taking of the Premises which does not result in the termination of this Lease (i) the Term and estate hereby granted with respect to the taken part of the Premises shall terminate as of the date of taking of possession by the condemning authority and all Base Rent and Additional Rent under Article 4 shall be appropriately abated for the period from such date to the Expiration Date and (ii) Landlord shall perform the work required to be performed by Landlord pursuant to Section 23.04 of this Lease. “Condemnation” shall mean a total or partial taking in condemnation or by right of eminent domain.
Section 23.02    Condemnation Awards. In the event of any taking of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including, without limitation, any award made for the value of the estate vested by this Lease in Tenant or any value attributable to the unexpired portion of the Term, and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award; provided that nothing shall preclude Tenant from making a separate claim in any such condemnation proceeding to receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case in respect of Tenant’s Property and moving expenses, provided such compensation does not include any value of the estate vested by this Lease in Tenant or of the unexpired portion of the Term and does not reduce the amount available to Landlord or materially delay the payment thereof.
Section 23.03    Temporary Taking. If all or any part of the Premises shall be taken for a limited period, Tenant shall be entitled, except as hereinafter set forth, to that portion of the award for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant’s Property and for moving expenses, and Landlord shall be entitled to that portion which represents reimbursement for the cost of restoration of the Premises. This Lease shall remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations under this Lease to the extent such obligations are not affected by such taking and shall continue to pay in full all Rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award which represents compensation for the use and occupancy of the Premises shall be apportioned between Landlord and Tenant as of the Expiration Date. Any award for temporary use and occupancy for a period beyond the date to which the Rent has been paid shall be paid to, held and applied by Landlord as a trust fund for payment of the Rent thereafter becoming due.
Section 23.04    Restoration. In the event of any taking which does not result in termination of this Lease, (i) Landlord, whether or not any award shall be sufficient therefor, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises (other than those parts of the Premises which constitute Tenant’s Property and Leasehold Improvements) to substantially their former condition to the extent that the same may be feasible (subject to reasonable changes which Landlord deems desirable) and so as to constitute a complete and rentable Building and Premises and (ii) Tenant, whether or not any award shall be sufficient therefor, shall proceed with reasonable diligence to repair the remaining parts of the Premises which constitute Tenant’s Property and Leasehold Improvements, to substantially their former condition to the extent that the same may be feasible, subject to reasonable changes which shall be deemed Alterations.
ARTICLE 24

REPRESENTATIONS BY LANDLORD
Section 24.01    Absence of Representations and Reliance. Except as expressly set forth in this Lease, Tenant agrees that no representations, statements, or warranties, express or implied, have been made by or on behalf of Landlord in respect of the Premises or the physical condition thereof or the Building or any of the mechanical, structural, electrical or other systems therein, the space or square footage therein, the laws, regulations, rules and orders applicable thereto or any other matter applicable to this Lease, that Tenant has relied on no such representations, statements or warranties and that neither Landlord nor Ground Lessor, nor any of their respective agents, shall in any event whatsoever be liable by reason of any claim of representation or misrepresentation or breach of warranty with respect thereto (except with respect to any representation expressly set forth herein).
ARTICLE 25

LANDLORD’S LIABILITY; CONSEQUENTIAL DAMAGES
Section 25.01    No Liability. (a)  Neither Landlord, the Property Manager, Ground Lessor nor any Superior Party shall in any event whatsoever (unless, subject to Section 12.04, caused by such Person’s own negligence) be liable for any injury, damage or loss to Tenant, or any Person claiming by, through or under Tenant, or any other Person claiming, happening on, in or about the Premises nor for any injury or damage to the Premises or to any property belonging to Tenant, or any Person claiming by, through or under Tenant, or any other Person, which may be caused by or result from (i) any fire or other casualty, (ii) any action of wind, water, lightning or any other of the elements, (iii) any use, misuse or abuse of the Real Property (including, but not limited to, any of the common areas within the Real Property, equipment, elevators, hatches, openings, installations, stairways, hallways, or other common facilities) by, or any other acts or negligence of, Tenant or any Subtenant, licensee, invitee or contractor of Tenant, any Subtenant or any other Person happening on, in or about the Premises, (iv) the condition of the Premises during the Term or any defect in the Land, the Building, any equipment, machinery, wiring, apparatus or appliances whatsoever now or hereafter situate in, at, upon or about the Premises, or any leakage, bursting or breaking up of the same, (v) theft or the other acts of third parties (including other tenants of the Building) or (vi) any failure or defect of water, heat, gas, chilled water, steam, electric light or power supply, or of any apparatus, machinery or appliance in connection therewith.
(b)    Any dispute with respect to the granting of any consent or approval requested by Tenant of Landlord hereunder (where such consent or approval is expressly subject to a reasonableness requirement) shall be resolved by arbitration pursuant to Article 21. Tenant’s sole and exclusive remedy in the event it is ultimately determined in such arbitration that Landlord unreasonably denied or delayed such consent or approval shall be that such consent or approval by Landlord shall be deemed to have been given and, in no event, shall Tenant be entitled to any money damages or compensation of any kind for unreasonably denying or delaying any consent or approval.
Section 25.02    No Personal Liability. (a)  (i) Notwithstanding anything to the contrary contained herein, none of the agreements, covenants, obligations or undertakings of the Landlord set forth in this Lease shall be binding personally, upon any direct or indirect, disclosed or undisclosed, officer, director, trustee, beneficiary, partner, member, principal, agent, attorney or shareholder of Landlord or of Landlord’s successors and assigns, but shall be deemed as covenants running with the Land, and Tenant agrees that, in the event it pursues any remedies available to it under this Lease, Tenant shall not have any recourse against any officer, director, trustee, beneficiary, partner, member, principal, agent, attorney or shareholder of Landlord or of Landlord’s successors and assigns, for any loss or claim for monetary damages resulting therefrom, it being agreed that Tenant’s sole recourse shall be to enforce any claims it may have against the interest of the Landlord in the Real Property, subject to Section 25.02(b).
(ii)    Notwithstanding anything to the contrary contained herein, none of the agreements, covenants, obligations or undertakings of the Tenant set forth in this Lease shall be binding personally, upon any direct or indirect, disclosed or undisclosed, officer, director, trustee, beneficiary, partner, member, principal, agent, attorney or shareholder of Tenant, and Landlord agrees that, in the event it pursues any remedies available to it under this Lease, Landlord shall not have any recourse against any officer, director, trustee, beneficiary, partner, member, principal, agent, attorney or shareholder of Tenant, for any loss or claim for monetary damages resulting therefrom.
(b)    Tenant shall look solely to Landlord’s estate and property in the Real Property (which shall be deemed to include the proceeds of any financing of such interest and any insurance and/or condemnation proceeds received and held by Landlord with respect to the Real Property and, subject to the immediately following sentence, Landlord’s interest in the proceeds of any sale thereof), for the satisfaction of Tenant’s remedies including, without limitation, for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, and no other property or assets of Landlord or its members, partners, officers, directors, trustees, beneficiaries, agents, attorneys or shareholders or principals, direct or indirect, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant’s use or occupancy of the Premises. Notwithstanding the foregoing, Tenant may only look to Landlord’s interest in the proceeds of any sale of the Real Property for the satisfaction of Tenant’s remedies, if Tenant makes a written claim within sixty (60) days after the date Landlord notifies Tenant that the sale of the Real Property occurred, and at no time thereafter.
Section 25.03    Consequential Damages. Notwithstanding anything to the contrary contained in this Lease, except as otherwise provided in Section 28.02, neither Tenant nor Landlord shall be liable to the other for consequential, special, punitive, exemplary or other like damages in connection with any claims arising under this Lease.
ARTICLE 26

INDEMNIFICATION OF LANDLORD, TENANT AND SUPERIOR PARTIES
Section 26.01    Indemnification. (a) Tenant shall not do or permit any act or thing to be done upon the Premises which may subject Landlord, the Property Manager, Ground Lessor or any Superior Mortgagee or any of their respective officers, directors, members, partners, or agents (collectively, “Indemnified Parties”, individually an “Indemnified Party”) to any liability or responsibility for injury or damage to persons or property, or to any liability by reason of any violation of any Legal Requirements, and Tenant shall exercise such control over the Premises so as to fully protect all Indemnified Parties against any such liability. Tenant shall indemnify and save all Indemnified Parties harmless from and against any and all liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, including reasonable engineers’, architects’ and attorneys’ fees and disbursements, which may be imposed upon or incurred by or asserted against any Indemnified Party by reason of any of the following, except to the extent caused by the negligence or willful misconduct of such Indemnified Party:
(i)    any work or thing done in, on or about the Premises or any part thereof by Tenant or any Subtenant, or any of their respective officers, agents, employees, contractors, invitees or licensees;
(ii)    the use of the Premises or any alteration, repair, condition, operation, maintenance or management, of the Premises or any part thereof by Tenant or any Subtenant, or any of their respective officers, agents, employees, contractors, invitees or licensees;
(iii)    any act, failure to act or negligence or alleged negligence on the part of Tenant or any Subtenant or any of its or their respective officers, agents, employees, contractors, invitees or licensees;
(iv)    any accident, injury (including death at any time resulting therefrom) or damage to any Person or property occurring in, on or about the Premises or any part thereof during the Term or at any time prior to the commencement of the Term or subsequent to the Expiration Date or sooner termination of the Term that Tenant or any Affiliate of Tenant, or their respective officers, agents, employees, contractors, invitees or licensees has been in the Premises or on or about the Premises;
(v)    any failure on the part of Tenant to pay Rent or to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on Tenant’s part to be performed or complied with, and the proper exercise by Landlord of any remedy provided in this Lease or at law or in equity or otherwise with respect thereto;
(vi)    any lien or claim which may be alleged to have arisen against or on the Premises arising from any act or omission of Tenant or any Subtenant or their respective officers, employees, agents, suppliers, materialmen, mechanics, contractors, subcontractors or sub-subcontractors; and
(vii)    any failure on the part of Tenant to keep, observe or perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in any construction agreements, subleases or other contracts and agreements affecting the Premises, on Tenant’s part to be kept, observed or performed.
(c)    Landlord shall indemnify and hold harmless Tenant and its members, partners, directors, officers, principals, shareholders, agents and employees (herein called, individually, a “Tenant Indemnified Party”) from and against any and all claims by any person other than Tenant or any other Tenant Indemnified Party arising from or in connection with any negligent act, omission (where there is an obligation to act) or willful misconduct of Landlord or its officers, agents, employees or contractors in the common areas of the Building, together with all reasonable costs, expenses and liabilities incurred in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys’ fees and disbursements; provided, however, that the foregoing indemnity shall not apply to the extent such claim results from the negligence or willful misconduct of Tenant or any other Tenant Indemnified Party. If any action or proceeding is brought against any Tenant Indemnified Party by reason of such claim for which Landlord has liability hereunder, Landlord, upon notice from such Tenant Indemnified Party shall resist and defend such action or proceeding in accordance with Section 26.03(b) of this Lease. Notwithstanding anything to the contrary contained herein, in no event shall Landlord be liable to any Tenant Indemnified Party for any consequential, special, punitive, exemplary or other like damages under this Lease.
Section 26.02     No Effect of Insurance. The obligations of Tenant under this Article 26 shall not be affected in any way by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Premises.
Section 26.03    Subrogation upon Request. (a) If any claim, action or proceeding is made or brought against any Indemnified Party against which such Indemnified Party is indemnified pursuant to Section 26.01(a), or any other provision of this Lease, then, (i) after demand by such Indemnified Party, Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding in such Indemnified Party’s name, if necessary, by the attorneys for Tenant’s insurance carrier (if such claim, action or proceeding is covered by insurance) or otherwise by such attorneys as Tenant shall select, subject to the approval of such Indemnified Party (not to be unreasonably withheld or delayed), and the approval of Ground Lessor, respectively, (ii) Landlord shall reasonably cooperate (and shall cause the Indemnified Party to reasonably cooperate) at Tenant’s expense in the defense of such claim, and (iii) Tenant shall have the right to settle such claim without the consent of Landlord only if such settlement involves no admission of guilt or liability by any Indemnified Party and each Indemnified Party and their respective insurance carriers would be relieved of all liability in connection therewith. The foregoing notwithstanding, each Indemnified Party may engage its own attorneys to defend it or to assist in its defense provided, that in such Indemnified Party’s reasonable opinion, a conflict of interest would exist, with respect to such Indemnified Party, for the attorneys for Tenant’s insurance company or for such other attorneys as were selected by Tenant, in which event Tenant shall be required to pay the reasonable fees and disbursements of the attorneys of such Indemnified Party within thirty (30) days after demand. In addition, and notwithstanding anything contained herein to the contrary, to the extent any Indemnified Party is a Superior Mortgagee and Landlord is required by the terms of the applicable Superior Mortgage to reimburse such Superior Mortgagee for or pay the attorneys’ fees or disbursements incurred by such Superior Mortgagee in connection with any such claim, action or proceeding, Tenant shall pay Landlord the same within thirty (30) days after demand.

(b)    If any claim, action or proceeding is brought against any Tenant Indemnified Party for a matter covered by any applicable indemnity by Landlord set forth in this Lease, Tenant shall promptly notify Landlord and (i) Landlord, upon notice from the Tenant Indemnified Party, shall defend such claim, action or proceeding, (ii) Tenant shall reasonably cooperate (and shall cause the Tenant Indemnified Party to reasonably cooperate) in the defense of such claim, action or proceeding, (iii) Tenant or such other Tenant Indemnified Party shall not settle such claim without the prior written consent of Landlord (unless such settlement would relieve Tenant and such other Tenant Indemnified Party of all liability for which Landlord may be liable hereunder and Landlord shall have no liability for such settlement) and (iv) Landlord shall have the right to settle such claim without the consent of Tenant only if Tenant and each Tenant Indemnified Party and their respective insurance carriers would be relieved of all liability in connection therewith.
Section 26.04    Survival of this Article. The provisions of this Article 26 shall survive the Expiration Date or earlier termination of this Lease with respect to any liability, suit, obligation, fine, damage, penalty, claim, cost, charge or expense arising out of or in connection with any action or failure to take action or any other matter occurring during the Term of this Lease.
ARTICLE 27

OFAC PROVISIONS
Section 27.01    OFAC Provisions. (e)  Each party represents and warrants to the other party that, to such party’s actual knowledge, neither such representing party, nor any of its partners, officers, directors or members (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (September, 25, 2001) (“Order”) and all applicable provisions of Title III of the USA Patriot Act (Public Law No. 107-56 (October 26, 2001)); (ii) is listed on the Denied Persons List and Entity List maintained by the United States Department of Commerce; (iii) is listed on the List of Terrorists and List of Disbarred Parties maintained by the United States Department of State, (iv) is listed on any list or qualification of “Designated Nationals” as defined in the Cuban Assets Control Regulations 31 C.F.R. Part 515; (v) is listed on any other publicly available list of terrorists, terrorist organizations or narcotics traffickers maintained by the United States Department of State, the United States Department of Commerce or any other governmental authority or pursuant to the Order, the rules and regulations of OFAC (including without limitation the Trading with the Enemy Act, 50 U.S.C. App. 1-44; the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06; the unrepealed provision of the Iraq Sanctions Act, Publ.L. No. 101-513; the United Nations Participation Act, 22 U.S.C. § 2349 aa-9; The Cuban Democracy Act, 22 U.S.C. §§ 60-01-10; The Cuban Liberty and Democratic Solidarity Act, 18.U.S.C. §§ 2332d and 233; and The Foreign Narcotic Kingpin Designation Act, Publ. L. No. 106-120 and 107-108, all as may be amended from time to time); or any other applicable requirements contained in any enabling legislation or other Executive Orders in respect of the Order (the Order and such other rules, regulations, legislation or orders are collectively called the “Orders”); or (vi) is engaged in activities prohibited in the Orders.
(f)    Tenant covenants and agrees (i) to comply with all Legal Requirements relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect, (ii) to immediately notify Landlord in writing if any of the representations, warranties or covenants set forth in this Section 27.01(b) or the preceding Section 27.01(a) are no longer true or have been breached or if Tenant has a reasonable basis to believe that they may no longer be true or have been breached, (iii) not to use funds from any “Prohibited Person” (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Landlord under this Lease, and (iv) at the request of Landlord, to provide such information as may be requested by Landlord to determine Tenant’s compliance with the terms hereof.
(g)    Tenant hereby acknowledges and agrees that Tenant’s inclusion on the List at any time during the Term shall be a material default of this Lease. Notwithstanding anything herein to the contrary, Tenant shall not permit the Premises or any portion thereof to be used or occupied by any person or entity on the List or by any Embargoed Person (on a permanent, temporary or transient basis), and any such use or occupancy of the Premises by any such person or entity shall be a material default of this Lease.
(h)    In connection with this Lease or any proposed assignment of this Lease or sublease, Tenant shall provide to Landlord the names of the persons holding an ownership interest in Tenant or any proposed assignee or sublessee, as applicable, for purposes of compliance with Presidential Executive Order 13224 (issued September 24, 2001), as amended.
ARTICLE 28

SURRENDER OF PREMISES AND HOLDOVER
Section 28.01    Surrender. Upon the expiration or sooner termination of this Lease with respect to all or part of the Premises, or upon re-entry by Landlord upon the Premises pursuant to Article 20 hereof, Tenant, at Tenant’s expense, shall quit and surrender the Premises to Landlord in good order, condition and repair, ordinary wear and tear, Casualty and Condemnation and other damage for which Tenant is not responsible hereunder excepted, and with all Tenant’s Property removed, and all Specialty Alterations and Additional Specialty Alterations required to be removed pursuant to Section 14.07 or any other provisions of this Lease removed, and any damage repaired, and Tenant shall deliver the Premises to Landlord free and clear of all lettings, occupancies, liens and encumbrances other than those, if any, existing at the date hereof, created by Landlord. Tenant hereby waives any notice now or hereafter required by law with respect to vacating the Premises on any such expiration or termination date.
Section 28.02    Holding-Over. (a) In the event of any holding-over by Tenant after the expiration or termination of this Lease without the consent of Landlord, such holdover tenancy shall be upon all of the terms of this Lease as applied during the Term except that Landlord shall not be required to perform any work, furnish any materials or make any repairs within the Premises during the holdover tenancy and except that Tenant shall:
(i)    pay as Base Rent for each month of the holdover tenancy (which shall be in addition to all Additional Rent including the Additional Rent payable under Article 4 and Tenant’s Electricity Payment) an amount equal to the Applicable Percentage of the greater of (x) the fair market rental value of the Premises for such month (as reasonably determined by Landlord) and (y) the Base Rent which Tenant was obligated to pay for the month immediately preceding the end of the Term; and
(ii)    if such holding over shall extend for more than one hundred eighty (180), be liable to Landlord for (x) any payment or rent concession which Landlord may be required to make or give to any tenant obtained by Landlord for all or any part of the Premises (a “New Tenant”) in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant or otherwise as a result of such holding-over by Tenant and (y) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by Tenant. “Applicable Percentage” means (A) 150% for the first thirty (30) days of any holdover, and (B) 200% thereafter.
(c)    No holding-over by Tenant after the Term shall operate to extend the Term. In the event of any unauthorized holding-over for more than one hundred eighty (180) days following the expiration or earlier termination of this Lease without the consent of Landlord, Tenant shall indemnify and hold harmless Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises effective at any time during Tenant’s holding-over. Anything in this Article 28 to the contrary notwithstanding, the acceptance of any rent paid by Tenant pursuant to this Section 28.02 shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an “agreement expressly providing otherwise” within the meaning of Section 223-C of the Real Property Law of the State of New York and any successor law of like import. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or such persons may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and any similar successor law of the same import then in force in connection with any holdover proceedings which Landlord may institute to enforce the provisions of this Article 28 or the provisions of Article 15. The provisions of this Article 28 shall survive the expiration or earlier termination of this Lease.
ARTICLE 29

SECURITY DEPOSIT
Section 29.01    Security Deposit. Tenant shall not be obligated to post the Security Deposit (as hereinafter defined) as of the date of this Lease, but may be required to post the Security Deposit during the Term in accordance with this Section 29.01. For each fiscal year of Tenant, commencing with its fiscal year ending June 30, 2015, Tenant shall cause to be prepared by Tenant’s independent certified public accountants audited financial statements of Tenant prepared in accordance with GAAP and deliver the same to Landlord within fifteen (15) Business Days after such financials shall have been prepared, unless Tenant shall be, as of the date the financials are due to be delivered to Landlord, a public company and its financials publicly available, in which event, Tenant shall not be required to deliver the same to Landlord. If Tenant’s net shareholder equity as shown on any such financial statements shall be less than $500,000,000.00, then Tenant shall, within thirty (30) days after Landlord’s request, deposit with Landlord a Letter of Credit (as hereinafter defined) meeting the requirements set forth in this Article 29, in an amount equal to $11,838,540.00 (the “Security Deposit”). Further, within 45 days after the end of each quarter of Tenant’s fiscal year, Tenant’s chief financial officer (or, if Tenant shall not have a chief financial officer, Tenant’s chief executive officer) shall certify to Landlord that Tenant has net shareholder equity, as of the end of such quarter, of not less than $500,000,000.00, unless Tenant shall be, as of the end of such quarter, a public company and its financials publicly available, in which event, Tenant shall not be required to certify the same to Landlord. If Tenant shall not, for two (2) consecutive fiscal year quarters, have net shareholder equity of at least $500,000,000.00, then Tenant shall, within thirty (30) days after Landlord’s request, deposit the Security Deposit with Landlord by Letter of Credit in accordance with this Article 29. If Tenant shall have posted the Security Deposit and thereafter Tenant shall have net shareholder equity of at least $500,000,000.00 for four (4) consecutive fiscal year quarters, then Tenant may request that Landlord return the Security Deposit to Tenant, in which event Landlord shall so return the Security Deposit to Tenant within thirty (30) days after Tenant’s request. The foregoing requirements to deposit and return the Security Deposit shall remain in effect during the Term, subject to Section 29.06 and shall be repeated as often as required by the provisions of this Article 29. Notwithstanding the foregoing, at any time and from time to time during the Term, Landlord may request Tenant’s chief financial officer (or, if Tenant shall not have a chief financial officer, Tenant’s chief executive officer) to certify to Landlord that Tenant has net shareholder equity of not less than $500,000,000.00 in connection with a sale or refinancing of the Building or any interest therein, unless Tenant shall be, as of the date of such request, a public company and its financials publicly available, in which event, Tenant shall not be required to certify the same to Landlord. If Tenant shall fail to provide any requested certification of its net assets within fifteen (15) Business Days after Landlord’s request or within 45 days after the end of any quarter of Tenant’s fiscal year, (with time being of the essence), then Tenant shall, within thirty (30) days after Landlord’s request, deposit the Security Deposit with Landlord by Letter of Credit in accordance with this Article 29.
Section 29.02    Letter of Credit. If Tenant shall be required to post the Security Deposit pursuant to Section 29.01, then Tenant shall deliver the same to Landlord as security for the full and faithful performance and observance by Tenant of Tenant’s covenants and obligations under this Lease in the form of a clean, irrevocable, transferable and unconditional letter of credit (the “Letter of Credit”) issued by and drawn upon a depository institution or trust company approved by Landlord (the “Issuing Bank”), which Letter of Credit shall: (i) have a term of not less than one (1) year, (ii) be in the form attached to this Lease as Exhibit G or in such other form acceptable to Landlord, (iii) be for the account of Landlord, (iv) be in the amount set forth in Section 29.01, (v) except as otherwise provided in this Section 29.02, conform and be subject to Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 590, (vi) be fully transferable by Landlord without any fees or charges therefor, (vii) provide that Landlord shall be entitled to draw upon the Letter of Credit upon presentation of a sight draft only to an office of the Issuing Bank in the Borough of Manhattan (or outside the Borough of Manhattan in the Continental United States if the Letter of Credit permits such drafts to be presented and the Letter of Credit to be drawn on via nationally recognized overnight courier or facsimile), (viii) provide that the Letter of Credit shall be deemed automatically renewed, without amendment, for consecutive periods of one (1) year thereafter during the Term of this Lease, unless the Issuing Bank shall send written notice (the “Non-Renewal Notice”) to Landlord (a) by registered or certified mail, return receipt requested, or (b) by nationally recognized overnight courier service (such as Federal Express) with verification of delivery requested, in either case, not less than sixty (60) days preceding the then expiration date of the Letter of Credit that the Issuing Bank elects not to renew such Letter of Credit, in which case Landlord shall have the right, by sight draft on an office of the Issuing Bank in the Borough of Manhattan (or outside the Borough of Manhattan in the Continental United States if the Letter of Credit permits such drafts to be presented and the Letter of Credit to be drawn on via nationally recognized overnight courier or facsimile), to receive the monies represented by the then existing Letter of Credit, and to hold such proceeds in a cash security deposit in accordance with this Article 29, and (ix) with respect to the Letter of Credit applicable to the last year of the Term, shall have an expiration date of not earlier than sixty (60) days after the Expiration Date. The Issuing Bank shall at all times satisfy the following criteria (collectively, the “Issuing Bank Criteria”): (1) the Issuing Bank shall be insured by the Federal Deposit Insurance Corporation; (2) the Issuing Bank shall have combined capital, surplus and undivided profits of at least $500 million; and (3) the long term unsecured debt obligations of the Issuing Bank shall be rated at least (x) “BBB” by Fitch Group (or its successor), (y) “BBB” by Standard & Poor’s (or its successor), and (z) “Baa” by Moody’s Investors Services, Inc. (or its successor). If at any time the Issuing Bank does not maintain the Issuing Bank Criteria, then Landlord may so notify Tenant and, unless Tenant delivers a replacement Letter of Credit from another depository institution or trust company approved by Landlord meeting the Issuing Bank Criteria within forty-five (45) days after receipt of such notice, Landlord may draw the full amount of the Letter of Credit and hold the proceeds in a cash security deposit in accordance with this Article 29. If, at any time, Landlord is holding proceeds of the Letter of Credit as a cash security deposit Tenant shall, within thirty (30) days after demand by Landlord, replace such cash security deposit with a Letter of Credit (it being understood and agreed that Landlord shall, at all times, be entitled to hold the Security Deposit in the form of a Letter of Credit issued by an Issuing Bank satisfying the Issuing Bank Criteria provided that an Issuing Bank exists that satisfies the Issuing Bank Criteria).
Section 29.03    Draws. If, at any time when Landlord shall be holding the Security Deposit, Tenant defaults in the full and prompt payment and performance of any of Tenant’s covenants and obligations under this Lease beyond the expiration of all applicable notice and cure periods (except that where Landlord shall be prohibited by law from giving a notice of default or other notice to Tenant, Landlord shall not be required to give any notice in order to draw on the Letter of Credit), including, but not limited to, the payment of Base Rent and Additional Rent, Landlord may, but shall not be required to, draw the entire amount or any portion of the Letter of Credit and use, apply or retain the whole or any part of such proceeds or the whole or any part of any cash security deposit Landlord is holding to the extent required for the payment of any Base Rent and Additional Rent or any other sums as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the re-letting of the Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord. If Landlord applies or retains any portion or all of the proceeds of the Letter of Credit, Tenant shall within five (5) Business Days after demand restore the amount so applied or retained by delivering an additional or new Letter of Credit so that, at all times, the amount of the Security Deposit shall be not less than the amount set forth in Section 29.01 hereof, failing which Landlord shall have the same rights and remedies as for an Event of Default, unless Landlord is prohibited by law from giving such notice, in which event, Tenant shall restore the amount applied or retained without notice from Landlord. Provided there is no uncured default, any balance of the proceeds of the Letter of Credit held by Landlord and not used, applied or retained by Landlord as above provided, and any remaining Letter(s) of Credit, shall be returned to Tenant after the Expiration Date and after delivery of possession of the entire Premises to Landlord in accordance with the terms of this Lease.
Section 29.04    Transfer. In the event of any sale, transfer or leasing of Landlord’s interest in the Building whether or not in connection with a sale, transfer or leasing of the Land to a vendee, transferee or lessee, Landlord shall have the right to transfer the Letter(s) of Credit or any portion(s) thereof to the vendee, transferee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof, and Tenant shall look solely to the new landlord for the return or payment of the same. The provisions of the preceding sentence shall apply to every subsequent sale, transfer or leasing of the Building, and any successor of Landlord may, upon a sale, transfer, leasing or other cessation of the interest of such successor in the Building, whether in whole or in part, pay over any unapplied part of such security to any vendee, transferee or lessee of the Building and shall thereupon be relieved of all liability with respect thereto. Except in connection with a permitted assignment of this Lease, Tenant shall not assign or encumber or attempt to assign or encumber the Letter(s) of Credit deposited herein as security or any interest therein to which Tenant is entitled, and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In any event, in the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security Deposit, or the remaining balance thereof, Landlord may return the Letter(s) of Credit to the original Tenant regardless of one or more assignments of this Lease.
Section 29.05    Bankruptcy. In the event that any bankruptcy, insolvency, reorganization or other debtor-creditor proceedings shall be instituted by or against Tenant, its successors or assigns, or any guarantor of Tenant hereunder, the Letter(s) of Credit shall be deemed to be applicable to the payment of the Base Rent and Additional Rent due to Landlord for periods prior to the institution of such proceedings, and the balance, if any, may be retained by Landlord in partial satisfaction of Landlord’s damages, including any unpaid Base Rent and Additional Rent due to Landlord accruing after the institution of such proceedings and any other amounts owing to Landlord arising after the institution of such proceedings.
Section 29.06    Burn Down. The amount of the Security Deposit required to be posted by Tenant pursuant to this Article 29 shall be reduced as follows. From and after the fifth (5th) anniversary of the Rent Commencement Date, the amount of the Security Deposit shall be $7,892,360.00, and from after the tenth (10th) anniversary of the Rent Commencement Date, the amount of the Security Deposit shall be $3,946,180.00.
ARTICLE 30

INTEGRATION; CONFLICT WITH EXHIBITS
Section 30.01    Integration. All understandings and agreements heretofore had between the parties hereto with respect to the matters covered by this Lease are merged in this Lease (including the Exhibits annexed hereto).
Section 30.02    Conflict with Exhibits. If there shall be any conflict between an Article of this Lease (or any provision in an Article) and an Exhibit annexed to this Lease (or any provision in an Exhibit), the Article (or the provision therein) shall prevail.
ARTICLE 31

NOTICES
Section 31.01    Notices. (a)  Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable Legal Requirements (collectively, “Communications”) shall be in writing (whether or not so stated elsewhere in this Lease), except in instances where the provisions of this Lease may expressly permit an oral Communication, and shall be deemed to have been properly given, rendered or made only if sent by (i) registered or certified mail, postage prepaid and return receipt requested, posted in a United States post office station or letter box in the continental United States, (ii) nationally recognized overnight courier (e.g. Federal Express) with verification of delivery requested or (iii) personal delivery with verification of delivery requested, in any of such cases addressed as follows:

(i)	If to Landlord:
BOP One North End LLC
c/o Brookfield Financial Properties, L.P.
250 Vesey Street, 15th Floor
New York, New York 10281-1023
Attention: Senior Vice President - Director of Leasing
with copy to:

BOP One North End LLC
c/o Brookfield Financial Properties, L.P.
250 Vesey Street, 15th Floor
New York, New York 10281-1023
Attention: General Counsel
with copy to:
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Raymond A. Sanseverino, Esq.
(ii)    If to Tenant (A) until the date Tenant first occupies the Premises for the ordinary conduct of business:

KCG Holdings, Inc.
545 Washington Boulevard
Jersey City, New Jersey 07310
Attention: Legal Department
with copy to:

Kasowitz, Benson, Torres & Friedman LLP
1633 Broadway
New York, New York 10019
Attention: Adam M. Endick, Esq.
and (B) after the date Tenant first occupies the Premises for the ordinary     conduct of business:
KCG Holdings, Inc.
300 Vesey Street
New York, New York 10282
Attention: Legal Department
with a copy to:

Kasowitz, Benson, Torres & Friedman LLP
1633 Broadway
New York, New York 10019
Attention: Adam M. Endick, Esq.
(b)    All Communications shall be deemed to have been duly given, rendered or made (x) if mailed, on the second Business Day following the day so mailed, unless mailed to a location outside the State of New York, in which case it shall be deemed to have been given, rendered or made on the third Business Day after the day so mailed, (y) if sent by nationally recognized overnight courier, on the first Business Day following the day sent or (z) if sent by personal delivery, when delivered and receipted by the party to whom addressed (or on the date that such receipt is refused, if applicable). Either party may, by written notice given as aforesaid, designate a different address or addresses for Communications intended for it. Notwithstanding the foregoing, with respect to an occurrence presenting imminent danger to the health or safety of persons or damage to property in, on or about the Building, notices may be hand delivered to Tenant at the Premises, provided that the same notice is also sent in the manner set forth above. During a postal strike, Communications shall not be sent by mail.
(c)    Notices hereunder from Landlord may be given by the Property Manager, or by Landlord’s attorney. Notices hereunder from Tenant may be given by Tenant’s attorney.
(d)    In addition to the foregoing, either Landlord or Tenant may, from time to time, request in writing that the other party serve a copy of any notice on one other person or entity designated in such request, such service to be effected as provided in this Section.
(e)    Notwithstanding the provisions of this Section 31.01, (i) bills and statements may be rendered by delivering them to Tenant at the Premises without the necessity of a receipt and without providing a copy to any other Person or address and (ii) if any Notices permitted or required to be given to Tenant hereunder contain the address of the Building and, due to Force Majeure, notices cannot be delivered to the Building, then, in lieu of giving Tenant notices at the Building, Landlord may give Tenant Notice(s) at the following address: KCG Holdings, Inc., 545 Washington Boulevard, Jersey City, New Jersey 07310.
ARTICLE 32

MISCELLANEOUS
Section 32.01    Captions; Construction. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation or other provision of this Lease on Tenant’s part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. Wherever in this Lease it is provided for any action to be taken at Tenant’s cost or expense, such action shall be taken at Tenant’s sole cost and expense. The rule of “ejusdem generis” shall not be applicable to limit a general statement in this Lease following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned, except as may be otherwise reasonable within the particular context of any such statement. In addition, for purposes of clarity and avoidance of jargon, as used in this Lease: (i) references to law include any rule or regulation issued under the law and any amendment to the law, rule or regulation; (ii) the word “will” has the same meaning as the word “shall;” (iii) personal pronouns are deemed to include the other genders and the singular to include the plural; (iv) unless otherwise stated, all Section, Article and Exhibit references are references, as applicable, to the Section, Article or Exhibit of this Lease (and all Exhibits annexed to this Lease are made a part hereof); (v) unless otherwise stated, periods of time commencing or ending on specified dates will commence at 12:00 a.m. Eastern Time on the commencement date and end at 11:59 p.m. Eastern Time on the ending date; and (vi) the terms “herein,” “hereof” or hereunder,” or similar terms used in this Lease, refer to this entire Lease and not solely to any specific Article, Section, subsection, sentence, paragraph or other portion of this Lease, unless the context otherwise requires.
Section 32.02    Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions.
Section 32.03    Successors and Assigns. Except as otherwise expressly provided in this Lease, the provisions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, that (i) no violation of the provisions of Article 10 shall operate to vest any rights in any successor or assignee of Tenant, and (ii) the provisions of this Section 32.03 shall not be construed to be a consent by Landlord to an assignment of this Lease by Tenant.
Section 32.04    No Third-Party Rights. The provisions of this Lease are intended to be for the sole benefit of the parties hereto and their respective successors and permitted assigns, and none of the provisions of this Lease are intended to be, nor shall they be construed to be, for the benefit of any third party.
Section 32.05    No Recording. Neither party shall record this Lease without the prior consent of the other party, unless the recording of this Lease shall be required by a Superior Party.
Section 32.06    Withholding and Delaying Consents, Etc. In any instance in this Lease where a consent or approval is not to be unreasonably withheld, then it shall also not be unreasonably conditioned or delayed. Except as otherwise expressly set forth in this Lease to the contrary, wherever in this Lease (i) the consent or approval of Landlord is required, such consent or approval may be given or withheld by Landlord in its sole and absolute discretion, and (ii) provision is made for Landlord to exercise its judgment or discretion or to determine whether any matter is satisfactory to Landlord, such judgment and discretion may be exercised, and such determination may be made, in Landlord’s sole and absolute discretion.
Section 32.07    Estoppel Certificates (a)  Tenant agrees at any time and from time to time upon not less than fifteen (15) days prior notice by Landlord to execute, acknowledge and deliver to Landlord or any other party specified by Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications), the Commencement Date, the Rent Commencement Date, the Expiration Date, and the date to which each obligation constituting the Rent has been paid, stating whether or not to the best knowledge of Tenant (i) there is a continuing default by Landlord in the performance or observance of any covenant, agreement or condition contained in this Lease to be performed or observed by Landlord, or (ii) there shall exist any event which, with the giving of notice or passage of time or both, would become such a default, and, if so, specifying each such default or occurrence of which Tenant may have knowledge. Tenant also shall include or confirm in any such statement such other information concerning this Lease as Landlord may reasonably request. Such statement shall be binding upon Tenant and may be relied upon by (x) any then-existing or prospective mortgagee or other lender, assignee or purchaser of all or a portion of Landlord’s interest in this Lease or of all or a portion of any Person directly or indirectly owning an interest in Landlord and (y) the then Ground Lessor, and any prospective successor to Ground Lessor, it being intended that any such statement shall be deemed a representation and warranty to be relied upon by the party to whom such statement is addressed.
(b)    Landlord agrees at any time and from time to time upon not less than fifteen (15) days prior notice by Tenant to execute, acknowledge and deliver to Tenant or any other party specified by Tenant a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications) and the date to which each obligation constituting the Rent has been paid, and stating whether or not to the best knowledge of Landlord (i) there are any continuing Events of Default or (ii) there shall exist any event which, with the giving of notice or the passage of time or both, would become an Event of Default, and, if so, specifying each such Event of Default or event of which Landlord may have knowledge. Such statement shall be binding upon Landlord but may be relied upon only by Tenant and by any prospective permitted Subtenant or assignee of Tenant’s interest in this Lease.
Section 32.08    No Development Rights. Tenant acknowledges that it has no rights to any development rights, air rights or comparable rights appurtenant to the Project, and Tenant consents, without further consideration, to any utilization of such rights by Landlord. Tenant shall promptly execute and deliver any instruments which may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this Section 32.08 shall be construed as an express waiver by Tenant of any interest Tenant may have as a “party in interest” (as such term is defined in Section 12‑10 Zoning Lot of the Zoning Resolution) in the Project.
Section 32.09    Labor Harmony. (a) Tenant agrees that (x) it will not cause or contribute to (by the performance of any Alteration or otherwise) any labor dispute and that no Person, material or equipment used by Tenant, its employees or agents in or about the Premises, the Building or the Project will be such as, in Landlord’s reasonable judgment, will disturb harmony with any Person or trade engaged in performing any work, labor or services in or about the Premises, the Building or the Project or cause or contribute to any work stoppage, labor disruption or labor dispute (including any picketing or other demonstrations), and (y) that any Person employed or retained by Tenant shall promptly inform Landlord of any labor or other dispute which could interfere with the performance of any labor, work or service in or about the Premises, the Building or the Project and shall cooperate with Landlord in disposing of any such dispute. In furtherance of the foregoing, but not in limitation thereof, Tenant shall immediately stop the performance of any Alterations if Landlord notifies Tenant that continuing such Alterations would violate Landlord’s union contracts affecting the Project, or create any work stoppage, picketing, labor disruption, disharmony or dispute or any interference with the business of Landlord or any tenant or occupant of the Building or Project. Notwithstanding anything to the contrary contained in this Lease, Tenant agrees that it shall employ only contractors and subcontractors affiliated with the local unions listed on the List of Approved Local Unions annexed hereto as Exhibit P.
(b)    If any other tenant in the Building shall be in violation of the labor harmony clause contained in its lease of space in the Building, Landlord shall use commercially reasonable efforts to enforce such labor harmony clause to the extent that failure to enforce such clause materially adversely affects Tenant in the performance of its Alterations. Landlord shall use commercially reasonable efforts to include a substantially similar provision as Section 32.09(a) in each lease for space in the Building entered into by Landlord during the Term. Landlord represents that a provision substantially similar to Section 32.09(a) is in all leases for office space in the Building executed prior to the date hereof.
Section 32.10    Certain Tax Matters. If Landlord or any Affiliate of Landlord has elected to qualify as a real estate investment trust (“REIT”), any service required or permitted to be performed by Landlord pursuant to this Lease, the charge or cost of which may be treated as impermissible tenant service income under the laws governing a REIT, may be performed by a taxable REIT subsidiary that is affiliated with either Landlord or Landlord’s property manager, an independent contractor of Landlord or Landlord’s property manager (the “Service Provider”). If Tenant is subject to a charge under this Lease for any such service, then, at Landlord’s direction, Tenant will pay such charge either to Landlord for further payment to the Service Provider or directly to the Service Provider, and, in either case, (a) Landlord shall credit such payment against any charge for such service made by Landlord to Tenant under this Lease, and (b) such payment to the Service Provider will not relieve Landlord from any obligation under this Lease concerning the provisions of such service.
Section 32.11    Benefits.
(a)    Landlord hereby agrees to provide Tenant with such cooperation (herein called “Landlord’s Benefits Cooperation”) as may reasonably be requested by Tenant to assist Tenant in obtaining any tax or utility benefits or other federal, state or municipal incentives (herein collectively called “Benefits”) as may be available to Tenant from any governmental or quasi-governmental agency or any public utility or alternate provider, upon reasonable prior notice from Tenant (and otherwise in accordance with the time periods established by such agency, utility or provider). Landlord shall provide Landlord’s Benefits Cooperation to Tenant regardless of whether Tenant may be entitled to such Benefits “as of right”; provided that the receipt by Tenant of such Benefits would not reduce or otherwise adversely affect the eligibility of Landlord to receive any incentives, subsidies, refunds or payments (other than Benefits previously disclosed by Tenant in writing to Landlord). Landlord’s Benefits Cooperation shall be provided subject to the indemnity to be provided by Tenant pursuant to Section 26.01. Nothing contained herein shall require Landlord to cooperate with Tenant with respect to any Benefits to the detriment of any other tenant in the Building, provided that with respect to Landlord’s cooperation with tenants related to Benefits, Landlord’s cooperation shall be provided on a first-come first-served basis. Landlord shall pass through to Tenant the amount of any such benefit, incentive or entitlement for which Tenant qualifies to the extent the same is received by Landlord.
(b)    Nothing contained in this Section 32.11 shall be deemed in any event to require Landlord, in order to establish Tenant’s eligibility for any Benefits, to (i) effect any change in the ownership of the Building or the Project, (ii) convert all or a portion of the Building or the Project to a condominium unit, (iii) agree to a change in the structure of this Lease, (iv) perform or incur any costs for any alterations or improvements to the Premises or the Building or the Project, except to the extent specifically required pursuant to the terms of this Lease, (v) change the manner in which Landlord operates the Building or the Project or performs alterations or improvements therein, or (vi) require Landlord to take any action which in Landlord’s reasonable judgment is likely to adversely impact Landlord’s or any Affiliate of Landlord’s ability to qualify for any benefit for the Building, the Real Property or the Project or otherwise have an adverse effect on Landlord or such Affiliate).Any Benefits obtained pursuant to this Section 32.11 shall be for the benefit of Tenant.
(c)    Notwithstanding anything contained in this Section 32.11, Landlord makes no representation or warranty as to the amount of any Benefits that may be received by Landlord or Tenant. In the event that Landlord shall default in the performance or observance of any of the covenants, terms, provisions or conditions on its part to be performed or observed under this Section 32.11, this Lease shall remain unaffected thereby and shall continue in full force and effect, and Landlord’s liability for such default, if any, shall be limited to the payment of damages which shall in no event exceed the aggregate amount of the Benefits to which Tenant would have been entitled, together with interest at the Default Rate, but for such default and any attorneys’ fees and disbursements Tenant would be entitled to pursuant to Section 32.11.
(d)    Tenant shall pay to Landlord, as Additional Rent hereunder, within thirty (30) days after rendition of a statement therefor, the amount of any out-of-pocket costs reasonably incurred by Landlord in connection with any Landlord’s Benefits Cooperation, including, without limitation, the amount of any administrative charges or fees imposed by the New York City Department of Finance or any other Governmental Authority or any public utility or alternate provider in connection with such Landlord’s Benefits Cooperation. Landlord shall not hire any third-party consultants to assist Landlord in Landlord’s Benefits Cooperation without Tenant’s consent, which consent shall not be unreasonably withheld, conditioned or delayed.
(e)    Tenant shall cooperate with Landlord in all reasonable respects (including, without limitation, joining in and promptly executing any applications or other documentation to any applicable Governmental Authority in connection with seeking to obtain benefits, incentives or entitlements under a particular program, provided that applicable program requires such party to join in any such application or documentation) with efforts to obtain any available governmental benefits, incentives or entitlements.
(f)    Notwithstanding anything contained in the Lease to the contrary, if a tenant of the Building (including Tenant) obtains any Benefits, and such Benefits reduce the amount of any PILOT Charges, Operating Expenses, utility costs and/or other amounts that would otherwise have been incurred by Landlord, then for purposes of determining, as applicable, Tenant’s PILOT Payments, Tenant’s Operating Payments or any other such amount payable by Tenant which is calculated as a share of a payment made by Landlord, the amount of such reduction shall nevertheless be deemed to have been incurred by Landlord, it being the intent of this provision that the benefit of such reduction shall inure solely to the benefit of the tenant entitled to such Benefits and not to the benefit of other tenants of the Building. If any Benefits obtained by Tenant reduce the amount of any PILOT Charges, Operating Expenses and/or other amounts that otherwise have been incurred by Landlord, then Landlord shall pay to Tenant, or credit against the next payments of Rent due from Tenant, the amount of such Benefits as and when such reduction is realized by Landlord.
Section 32.12    Merger. Tenant acknowledges that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease. This Lease embodies the entire understanding between the parties with respect to the subject matter hereof, and all prior agreements, understanding and statements, oral or written, with respect thereto are merged in this Lease.
Section 32.13    Tenant Advertising. Tenant shall not use, and shall cause each of its Affiliates not to use, the name or likeness of the Building or the Project in any advertising (by whatever medium) without Landlord’s consent.
Section 32.14    Confidentiality. Tenant, Landlord, and their respective partners, officers, shareholders, directors, members, employees or representatives, shall not, without the prior consent of the other party, disclose, divulge, communicate or otherwise reveal to any person, the economic or other material provisions of this Lease, except (a) to the extent legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose such provisions, (b) subject to this confidentiality provision, to attorneys, accountants or other professional consultants or advisors of the parties hereto, (c) subject to this confidentiality provision, to any actual or prospective purchaser, lender, investor, subtenant or assignee, and (d) to the extent required by securities laws or compliance with other laws or the compliance provisions of any legal authority, or any securities, bond or commodities exchange. The provisions of this Section 32.14 shall survive the termination of this Lease.
Section 32.15    Floor Plans. Tenant acknowledges that it has been informed by Landlord that the floor plans attached to this Lease as Exhibits B-1, B-2, B-3 and B-4 are solely for the purpose of identifying the Premises. Notwithstanding anything to the contrary contained in this Lease or in the Exhibits annexed hereto, Landlord has made no representation or warranty as to the exact dimensions of and/or the Rentable Square Feet contained in the Premises (or any portion therof).
Section 32.16    No Oral Modification. This Lease may not be modified or amended orally but only by way of a written instrument executed and delivered by each of the parties hereto.
Section 32.17    Counterparts; Electronic Signatures. This Lease may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which when taken together will constitute one and the same instrument. The signature page of any counterpart of this Lease may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart of this Lease identical thereto except having an additional signature page executed by the other party to this Lease attached thereto. Any counterpart of this Lease may be delivered via facsimile, email or other electronic transmission, and shall be legally binding upon the parties hereto to the same extent as originals.
Section 32.18    No Obligation to Litigate. Wherever in this Lease Landlord has agreed to use, or is required to use, Landlord’s reasonable efforts, in no event shall the same require or be construed or interpreted to require Landlord to commence, prosecute or otherwise participate in any legal or other proceedings except to the extent otherwise expressly provided in this Lease to the contrary.
Section 32.19    Equipment Financing. Tenant shall not be permitted to install and make part of the Premises any materials, fixtures or articles which are subject to liens, conditional sales contracts, chattel mortgages or security interests (as such term is defined in the Uniform Commercial Code as in effect in New York at the time of installation thereof or at the making of any Alteration). Notwithstanding anything to the contrary set forth in the preceding sentence, with respect to the items of Tenant’s Property that consist solely of electronic equipment, personal computers and similar items to be utilized by Tenant in connection with the operation of its business in the Premises (the “Permitted Equipment”), Tenant shall be permitted to grant security interests therein in connection with the customary financing of such Permitted Equipment by Tenant (the “Equipment Financings”), and provided that: (a) the secured party shall agree to remove from the Premises, and repair any damage to the Premises and/or the Building caused by such removal (and such secured party shall execute an agreement on Landlord’s commercially reasonable standard form agreeing to same and agreeing to Landlord’s other standard provisions with respect to any Equipment Financing), those items constituting Permitted Equipment in which such secured party has an interest within twenty (20) days after the giving of notice to such secured party of the termination of this Lease, and that if such secured party shall fail to remove same from the Premises within such 20-day period, the same shall be deemed abandoned and Landlord shall have the right, without liability to such secured party, to dispose of same in any manner whatsoever; provided, however, that any party who is a secured party for purposes of this Section shall agree that in the event this Lease shall terminate, Landlord shall have the right in the first instance to purchase any of the Permitted Equipment located in the Premises from the secured party holding the security interest in the Permitted Equipment in question, by paying to such secured party the amount of the then outstanding balance due on Tenant’s loan with respect to such Permitted Equipment in question; (b) prior to giving any such security interest, Tenant shall deliver to Landlord an agreement in writing signed by the prospective secured party agreeing to the provisions of the foregoing clause (a) above and setting forth the address of the secured party for purposes of notices; and (c) in no event shall any secured party hereunder be entitled to receive notices of any of Tenant’s defaults under this Lease or an Event of Default nor shall any such secured party have any rights hereunder to cure Tenant’s defaults or an Event of Default or to operate Tenant’s business in the Premises, and further, in no event shall such secured party be permitted to conduct auctions and/or any sales at the Premises or the Building to sell any of the Permitted Equipment.
Section 32.20    Memorandum of Lease. Each of Landlord and Tenant acknowledges and agrees that this Lease shall not be recorded. Notwithstanding the foregoing, simultaneously with the execution and delivery of this Lease, each of Landlord and Tenant shall execute and acknowledge (i) a memorandum of Lease in the form annexed hereto as Exhibit V (the “MOL”), which shall set forth the term of this Lease, the Offer Space Option, and the Renewal Option, and (ii) a memorandum acknowledging the termination and discharge of the MOL and any such option(s) in the form annexed hereto as Exhibit W (a “Termination Memorandum”). Each of the MOL and the Termination Memorandum shall include such other matters as may be required by the Register of New York County or Section 291 c of the Real Property Law of the State of New York to be included therein so as to permit the same to be recorded. Tenant may, at Tenant’s sole cost and expense, record the MOL. The Termination Memorandum shall be held in escrow by Landlord until the Expiration Date, in which event Landlord may record the same, and if any further documents shall be required to be executed in order to discharge the MOL from record, Tenant shall promptly, after Landlord’s request therefor, deliver the same to Landlord. In the event of any wrongful recordation of the Termination Memorandum, the parties shall promptly execute and deliver (and Tenant may thereafter record) a new MOL in the same form as the MOL executed simultaneously with this Lease. Landlord and Tenant shall also execute and deliver, simultaneously herewith, the transfer tax returns that are required by the applicable Governmental Authorities in order to record the MOL as provided herein.
ARTICLE 1

RENEWAL OPTIONS
Section 1.03    First Renewal Option. (a) Subject to the provisions of Section 33.01(b) of this Lease, provided that on the date Tenant exercises the First Renewal Option (as hereinafter defined) and at the commencement of the First Renewal Term (as hereinafter defined), (i) this Lease shall not have been terminated, (ii) no Event of Default shall exist (which condition may be waived by Landlord in its sole and absolute discretion), and (iii) Tenant, its Affiliates and Permitted Occupants shall be physically occupying at least seventy-five percent (75%) of the Rentable Square Foot area of the Premises (which condition may be waived by Landlord in its sole and absolute discretion), Tenant shall have the option (the “First Renewal Option”) to extend the Term of this Lease for either (A) a Renewal Term consisting of ten (10) years (the “Ten Year Renewal Option”), or (B) a Renewal Term consisting of five (5) years, in which event, if Tenant shall exercise such five (5) year option, Tenant shall have the right to a second five (5) year option to renew (each, a “Five Year Renewal Option”). The extension of the Term of this Lease through Tenant’s exercise of the First Renewal Option, whether it shall be a Ten Year Renewal Option or a Five Year Renewal Option, shall be known as the “First Renewal Term.” If Tenant shall exercise the First Renewal Option, the First Renewal Term shall commence on the day immediately following the Expiration Date and end on (x) the tenth (10th) anniversary of the Expiration Date, if Tenant shall have exercised the Ten Year Renewal Option, or (y) the fifth (5th) anniversary of the Expiration Date, if Tenant shall have exercised a Five Year Renewal Option. If Tenant shall have exercised the Ten Year Renewal Option, Tenant shall have no further renewal options under this Lease during the First Renewal Term.
(b)    The First Renewal Option shall be exercised with respect to either (i) the entire Premises as the same is constituted as of the date of the First Renewal Notice or (ii) a Renewal Portion (the space as to which Tenant exercises the First Renewal Option is called the “First Renewal Premises”). The First Renewal Option shall be exercisable by Tenant giving notice to Landlord (the “First Renewal Notice”), which notice shall (A) indicate whether Tenant is exercising the Ten Year Renewal Option or the Five Year Renewal Option, (B) indicate whether Tenant is exercising the applicable First Renewal Option as to the entire Premises or a Renewal Portion, and, in the latter case, shall describe and delineate the Renewal Portion, and (C) be given by Tenant on or before the date that is eighteen (18) months prior to the then current Expiration Date. Time is of the essence with respect to the giving of the First Renewal Notice. If Tenant timely delivers the First Renewal Notice but (X) fails to indicate whether Tenant is exercising the Ten Year Renewal Option or a Five Year Renewal Option or (Y) fails to indicate whether Tenant is exercising the applicable First Renewal Option with respect to the entire Premises or a Renewal Portion, then (I) in the case of clause (X), Tenant shall conclusively be deemed to have exercised the Ten Year Renewal Option, and (II) in the case of clause (Y), Tenant shall conclusively be deemed to have exercised the applicable First Renewal Option as to the entire Premises. In addition, if Tenant timely delivers a First Renewal Notice which delineates a portion of the Premises which is not a valid Renewal Portion in compliance with the terms and conditions of Section 33.01(c) below, then Tenant shall conclusively be deemed to have exercised the First Renewal Option as to the entire Premises. If Tenant shall fail to duly exercise the First Renewal Option pursuant to this Section 33.01(b), this Article 33 shall have no force or effect and shall be deemed deleted from this Lease.
(c)    “Renewal Portion” shall mean a portion of the Premises as constituted on (i) the date of the First Renewal Notice, with respect to the First Renewal Term and (ii) if applicable, the date of the Second Renewal Notice, with respect to the Second Renewal Term. A Renewal Portion shall consist of at least three (3) full Floors of the Premises (including either the uppermost or the lowermost full Floor of any vertically contiguous group of Floors comprising the Premises); provided, that if the Premises is comprised of at least three (3) full Floors in each of two (2) or more vertically contiguous groups of Floors, Tenant shall have the right to select which of such group(s) of three (3) vertically contiguous Floors shall constitute the Renewal Portion. In no event may a Renewal Portion include (X) any non-contiguous portion of the Premises (unless the Premises shall contain such non-contiguous space at the time of the giving of the First Renewal Notice or the Second Renewal Notice, as applicable); (Y) less than three (3) full Floors of the Premises; and/or (Z) any portion of a full floor of the Building leased by Tenant as part of the Premises at the time of the giving of the First Renewal Notice or the Second Renewal Notice, as applicable.
Section 1.04    Second Renewal Option. (a) Provided that (i) Tenant shall have exercised the First Renewal Option and such exercise was of a Five Year Renewal Option, and (ii) on the date Tenant exercises the Second Renewal Option and at the commencement of the Second Renewal Term (A) this Lease shall not have been terminated, (B) no Event of Default shall exist (which condition Landlord may waive in its sole and absolute discretion), and (C) Tenant, its Affiliates and Permitted Occupants shall be physically occupying at least seventy-five percent (75%) of the Rentable Square Foot area of the entire First Renewal Premises (which condition Landlord may waive in its sole and absolute discretion), Tenant shall have the option (the “Second Renewal Option”; the First Renewal Option and Second Renewal Option, each a “Renewal Option”) to extend the Term of this Lease for an additional five (5) year period (the “Second Renewal Term”; the First Renewal Term and the Second Renewal Term, each a “Renewal Term”), to commence on the fifth (5th) anniversary of the commencement date of the First Renewal Term and end on the day immediately preceding the fifth (5th) anniversary of the commencement date of the Second Renewal Term.
(b)    The Second Renewal Option shall be exercised with respect to (i) the entire Premises as the same is constituted as of the date of the Second Renewal Notice or (ii) a Renewal Portion (the space as to which Tenant exercises the Second Renewal Option is called the “Second Renewal Premises”; the First Renewal Premises and the Second Renewal Premises are each a “Renewal Premises”). The Second Renewal Option shall be exercisable by Tenant giving notice to Landlord (the “Second Renewal Notice”; the First Renewal Notice and the Second Renewal Notice are each a “Renewal Notice”), which notice shall (A) indicate whether Tenant is exercising the Second Renewal Option as to the entire Premises or a Renewal Portion, and, in the latter case, shall describe and delineate the Renewal Portion and (B) be given by Tenant on or before the date that is eighteen (18) months prior to the expiration date of the First Renewal Term. Time is of the essence with respect to the giving of the Second Renewal Notice. If Tenant timely delivers the Second Renewal Notice but fails to indicate whether Tenant is exercising the Second Renewal Option with respect to the entire Premises or a Renewal Portion, then Tenant shall conclusively be deemed to have exercised the Second Renewal Option as to the entire Premises. In addition, if Tenant timely delivers a Second Renewal Notice which delineates a portion of the Premises which is not a valid Renewal Portion in compliance with the terms and conditions of Section 33.01(c) above, then Tenant shall conclusively be deemed to have exercised the Second Renewal Option as to the entire Premises.
Section 1.05    Renewal Rent and Other Terms. (a) Each Renewal Term shall be upon all of the terms and conditions set forth in this Lease, except that (i) the Base Rent shall be as determined pursuant to the further provisions of this Section 33.03; (ii) Tenant shall accept the Renewal Premises in its “as is” condition at the commencement of the applicable Renewal Term, and Landlord shall not be required to perform any work, to pay any Work Allowance, Restroom Allowance, contribution or any other amount or to render any services to make the Renewal Premises ready for Tenant’s use and occupancy or to provide any abatement of Base Rent or Additional Rent, in each case with respect to the applicable Renewal Term; (iii) the Base PILOT Amount for the applicable Renewal Term shall be the PILOT for the PILOT Year ending immediately before the commencement date of the applicable Renewal Term, (iv) the Base Lease Year for the applicable Renewal Term shall be the Lease Year ending immediately before the commencement of the applicable Renewal Term, (v) Tenant shall have no option to renew this Lease beyond the expiration of (X) the First Renewal Term if the Ten Year Renewal Option shall have been exercised (or deemed exercised) or (Y) the Second Renewal Term (if applicable), (vi) if the Renewal Premises shall consist of less than the entire Premises, then at the commencement of the applicable Renewal Term (I) Tenant’s Proportionate Operating Share shall be reduced to a fraction the numerator of which shall be the Rentable Square Footage of the Premises as then constituted and the denominator of which shall be the Operating Share Denominator and (II) Tenant’s Proportionate Tax Share shall be reduced to a fraction the numerator of which shall be the Rentable Square Footage of the Premises as then constituted and the denominator of which shall be the Tax Share Denominator (it being agreed that each such fraction shall be expressed as a percentage calculated to the nearest hundredth of a percent), (vii) all references in this Lease to the “Premises” shall be deemed to refer to the applicable “Renewal Premises”, and (viii) if the Renewal Premises consists of less than all of the then Premises, then any space as to which this Lease is not being renewed shall be delivered to Landlord one day before the first day of the applicable Renewal Term vacant and free of any lien or encumbrance and otherwise in the condition required pursuant to this Lease as if such date were the Expiration Date of this Lease (and the provisions of Article 28.02 shall apply to any failure by Tenant to do so).
(b)    The annual Base Rent for the First Renewal Premises for the First Renewal Term shall be the Fair Market Rent for the First Renewal Term. The annual Base Rent for the Second Renewal Premises for the Second Renewal Term shall be the Fair Market Rent for the Second Renewal Term.
(c)    “Fair Market Rent” means the base or fixed annual rent that a willing lessee would pay and a willing lessor would accept for the First Renewal Premises during the First Renewal Term or the Second Renewal Premises during the Second Renewal Term, as the case may be, taking into account all then relevant factors.
(d)    If Tenant timely exercises a Renewal Option, Landlord shall notify Tenant (the “Rent Notice”), (x) at least one hundred twenty (120) days before the Expiration Date, in the case of the First Renewal Term, and (y) at least one hundred twenty (120) days before the last day of the First Renewal Term, in the case of the Second Renewal Term, of Landlord’s determination of the Fair Market Rent (“Landlord’s Determination”) for such Renewal Term. Tenant shall notify Landlord (“Tenant’s Notice”), within thirty (30) days after Tenant’s receipt of the Rent Notice (with time being of the essence), whether Tenant accepts or disputes Landlord’s Determination, and if Tenant disputes Landlord’s Determination, Tenant’s Notice shall set forth Tenant’s determination of the Fair Market Rent for the applicable Renewal Term (“Tenant’s Determination”). If Tenant fails to give Tenant’s Notice within such thirty (30) day period, or if Tenant gives Tenant’s Notice within such thirty (30) day period but fails to set forth therein Tenant’s Determination, then Tenant shall be deemed to have accepted Landlord’s Determination, provided that Landlord shall send Tenant a second (2nd) notice enclosing the Rent Notice and stating in bold face 18 point type AND CAPITALIZED LETTERS: “IF TENANT FAILS TO RESPOND TO THIS RENT NOTICE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE, THEN TENANT SHALL BE DEEMED TO HAVE ACCEPTED LANDLORD’S DETERMINATION IN ACCORDANCE WITH SECTION 33.03(d) OF THE LEASE,” and Tenant shall have failed to respond to the applicable Rent Notice after the expiration of such five (5) Business Day period. If Landlord fails to give the Rent Notice by the time specified in the first sentence of this Section 33.03(d), Tenant shall have the right to initiate the process of determining Fair Market Rent by giving Landlord Tenant’s Notice stating Tenant’s Determination, and, in such event, Landlord shall give the Rent Notice to Tenant stating Landlord’s Determination within thirty (30) days after Landlord’s receipt of Tenant’s Notice stating Tenant’s Determination. If Tenant shall initiate the determination of Fair Market Rent in accordance with the terms of this Section 33.03(d) and Landlord fails to give a Rent Notice within thirty (30) days after receipt of Tenant’s Notice, or if Landlord gives a Rent Notice within such thirty (30) day period but fails to set forth therein Landlord’s Determination, then Landlord shall be deemed to have accepted Tenant’s Determination, provided that Tenant shall send Landlord a second (2nd) notice enclosing Tenant’s Notice and stating in bold face 18 point type AND CAPITALIZED LETTERS: “IF LANDLORD FAILS TO RESPOND TO TENANT’S NOTICE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE ACCEPTED TENANT’S DETERMINATION IN ACCORDANCE WITH SECTION 33.03(d) OF THE LEASE,” and Landlord shall have failed to respond to the applicable Tenant’s Notice after the expiration of such five (5) Business Day period.
(e)    (f)    If Tenant timely disputes Landlord’s Determination with respect to a Renewal Term (or if Landlord timely disputes Tenant’s Determination), and Landlord and Tenant fail to agree as to the Fair Market Rent for the applicable Renewal Term within twenty (20) days after the giving of Tenant’s Notice or the Rent Notice, whichever is delivered last, then the Fair Market Rent for such Renewal Term shall be determined by arbitration in the City of New York by a panel of three (3) arbitrators, as set forth in this Section 33.03(e), each of whom shall be licensed real estate brokers having the qualifications described in Sections 21.01(f) and 33.03(e)(iv). Tenant shall initiate the arbitration process by giving notice to that effect to Landlord within thirty (30) days after the giving of Tenant’s Notice (with time being of the essence), which notice shall include the name and address of Tenant’s designated arbitrator. If Tenant fails to give such notice within such thirty (30) day period, then Landlord may initiate the arbitration process by notifying Tenant and requesting the AAA to appoint an arbitrator on Tenant’s behalf. Within thirty (30) days after the designation of Tenant’s arbitrator (whether by Tenant or by the AAA upon Landlord’s request), Landlord shall give notice to Tenant of the name and address of Landlord’s designated arbitrator. If Landlord shall fail timely to appoint an arbitrator, then Tenant may request the AAA to appoint an arbitrator on Landlord’s behalf. Such two (2) arbitrators shall have thirty (30) days to appoint a third arbitrator who shall not be affiliated with either party. If such arbitrators fail to do so, then either Landlord or Tenant may request the AAA to appoint an arbitrator who shall not be affiliated with either party within thirty (30) days after such request and both parties shall be bound by any appointment so made within such thirty (30) day period. If no such third arbitrator shall have been appointed within such thirty (30) day period, either Landlord or Tenant may apply to the Supreme Court, New York County to make such appointment. The third arbitrator only shall subscribe and swear to an oath fairly and impartially to determine such dispute.
(i)    Within seven (7) days after the appointment of the third arbitrator, the three arbitrators will meet (the “Initial Meeting”) and set a hearing date for the arbitration. The hearing shall not exceed two (2) days and shall be scheduled to be held within sixty (60) days after the Initial Meeting.
(ii)    There shall be no discovery in the arbitration. Thirty (30) days prior to the scheduled hearing, the parties shall exchange opening written expert reports and opening written pre-hearing statements which shall include Landlord’s Determination and Tenant’s Determination. Opening written pre-hearing statements shall not exceed twenty (20) pages in length. Two (2) weeks prior to the hearing, the parties may exchange rebuttal written expert reports and rebuttal written pre-hearing statements. Rebuttal written pre-hearing statements shall not exceed ten (10) pages in length. Ten (10) days prior to the hearing, the parties shall exchange written witness lists, including a brief statement as to the subject matter to be covered in the witnesses’ testimony. One (1) week prior to the hearing, the parties shall exchange all documents which they intend to offer at the hearing. Other than rebuttal witnesses, only the witnesses listed on the witness lists shall be allowed to testify at the hearings. Closing arguments shall be heard immediately following conclusion of all testimony. The proceedings shall be recorded by stenographic means. Each party may present live witnesses and offer exhibits, and all witnesses shall be subject to cross-examination. The arbitrators shall conduct the two (2) day hearing so as to provide each party with sufficient time to present its case, both on direct and on rebuttal, and permit each party appropriate time for cross examination; provided that the arbitrators shall not extend the hearing beyond two (2) days. Each party may, during its direct case, present evidence in support of its position and in opposition to the position of the opposing party.
(iii)    The determination of the Fair Market Rent for the applicable Renewal Term by arbitration shall result in the selection of either the amount set forth in Landlord’s Determination or the amount set forth in Tenant’s Determination, whichever one more closely represents the Fair Market Rent of the Renewal Premises in the determination of the third arbitrator. The third arbitrator may not select any other amount as the Fair Market Rent. The fees and expenses of any arbitration pursuant to this Section 33.03(e) shall be borne by the parties equally, but each party shall bear the expense of its own arbitrator, attorneys and experts and the additional expenses of presenting its own proof. The arbitrators shall not have the power to add to, modify or change any of the provisions of this Lease. Each arbitrator shall be a licensed real estate broker having at least ten (10) years’ experience in leasing space in first class office buildings in downtown Manhattan which are similar to the Building. After a determination has been made of the Fair Market Rent, the parties shall execute and deliver an instrument setting forth the Fair Market Rent, but the failure to so execute and deliver any such instrument shall not affect the determination of Fair Market Rent. Landlord and Tenant hereby (i) agree that any decision rendered in any arbitration held pursuant to this Section 33.03(e) shall be final and binding upon Landlord and Tenant, whether or not a judgment shall be entered in any court, and (ii) consent to the entry of any such order of judgment.
(g)    If Tenant disputes Landlord’s Determination and if the final determination of Fair Market Rent with respect to the applicable Renewal Term shall not be made on or before the first day of the particular Renewal Term, then, pending such final determination, Tenant shall pay, as Base Rent for such particular Renewal Term, an amount equal to the average of Landlord’s Determination and Tenant’s Determination. If the resolution of such dispute shall be in favor of Tenant, then within thirty (30) days after the final determination of Fair Market Rent, Landlord shall refund to Tenant any overpayment or credit Tenant against Rent next coming due, at Landlord’s option, and if the resolution of such dispute shall be in favor of Landlord, then within thirty (30) days after the final determination of Fair Market Rent, Tenant shall pay to Landlord the underpayment of Base Rent.
(h)    It is an express condition of the Renewal Option granted to Tenant pursuant to the terms of this Article 33 that time is of the essence with respect to Tenant’s exercise of such Renewal Option by the date, and the giving of Tenant’s Notice pursuant to Section 33.03(d) of this Lease within the time period, specified in this Article 33.
(i)    The termination of this Lease during the Initial Term or the First Renewal Term, as the case may be, shall also terminate and render void any unexercised option or right on Tenant’s part to extend the Term of this Lease pursuant to this Article 33. Nothing contained in this Article 33 shall prevent Landlord from exercising any right granted to or reserved by Landlord in this Lease to terminate this Lease. None of Tenant’s options set forth in this Article 33 may be severed from this Lease or separately sold, assigned or transferred.
ARTICLE 2

OFFER SPACE OPTION
Section 2.06    Offer Space Option. (a) As used herein:
(i)    “Available” means, as to any space, that such space is vacant and free of any present or future possessory right now or, to the extent specified in clause (II) of the following sentence, hereafter existing in favor of any third party. Anything to the contrary contained herein notwithstanding, Tenant’s right of first offer pursuant to this Section 34.01 is subordinate to (I) any right of offer, right of first refusal, renewal right or similar right or option granted by Landlord with respect to all or any portion of the Offer Space in favor of any third party as of the date of this Lease, all of which rights are set forth in Exhibit T annexed to this Lease, and (II) Landlord’s right to extend the term of any lease of, or enter into a new lease with, any existing occupants of any portion of the Offer Space (as hereinafter defined), whether or not such occupant occupies such space as of the date of this Lease or pursuant to an agreement entered into after the date of this Lease, and whether or not pursuant to an option contained in such tenant’s lease.
(ii)    “Second Floor Offer Space” means a portion of the rentable area of the second (2nd) floor of the Building, substantially as shown hatched on the floor plan annexed hereto as Exhibit N.
(iii)    “Twelfth Floor Offer Space” means the balance of the rentable area of the twelfth (12th) floor of the Building not then leased to Tenant, which is contiguous with the Twelfth Floor Premises.
(iv)    “Offer Space” means, collectively, the Second Floor Offer Space and/or Twelfth Floor Offer Space, as the case may be, but with respect to any such space, only following the initial leasing of such space after the date of this Lease to the extent that any such space is vacant and unleased as of the date of this Lease.
(b)    Provided (i) this Lease shall not have been terminated, (ii) no Event of Default shall exist (which condition Landlord may waive in its sole and absolute discretion), (iii) as of the applicable Anticipated Inclusion Date (as hereinafter defined), there shall be at least four (4) full years remaining in the Term (or the Renewal Term if Tenant shall have exercised its Renewal Option) or there shall be remaining a Renewal Option which may still be exercised by Tenant, (iv) Tenant shall not have exercised the Contraction Option (as hereinafter defined) set forth in Article 37 within the two (2) year period immediately preceding the applicable Anticipated Inclusion Date, and (v) Tenant, its Affiliates and Permitted Occupants shall physically occupy at least seventy-five percent (75%) of the Rentable Square Feet of the Initial Premises (which condition Landlord may waive in its sole and absolute discretion), if at any time during the Term, the Offer Space becomes, or Landlord reasonably anticipates that the Offer Space will become, Available, Landlord shall give to Tenant notice (an “Offer Notice”) thereof, specifying (A) the location and Rentable Square Feet of such Offer Space, and (B) the date or estimated date that such Offer Space has or shall become Available (the “Anticipated Inclusion Date”).
(c)    Provided that on the date that Tenant exercises the Offer Space Option and on the applicable Offer Space Inclusion Date (as hereinafter defined) (i) this Lease shall not have been terminated, and (ii) no Event of Default shall exist (which condition Landlord may waive in its sole and absolute discretion), and provided further that at the time Tenant exercises the Offer Space Option and on the applicable Anticipated Inclusion Date (A) there shall be at least four (4) full years remaining in the Term (or the Renewal Term, if Tenant shall have exercised its Renewal Option) or there shall be remaining a Renewal Option which may still be exercised by Tenant and simultaneously with the giving of the Acceptance Notice, Tenant shall also have duly exercised a Renewal Option in accordance with the terms of Article 33, and (B) Tenant, its Affiliates and Permitted Occupants shall be physically occupying at least seventy-five percent (75%) of the Rentable Square Feet of the Initial Premises (which condition Landlord may waive in its sole and absolute discretion), Tenant shall have the option (the “Offer Space Option”), exercisable by notice (an “Acceptance Notice”) given to Landlord on or before the date that is thirty (30) days after the giving of the Offer Notice (with time being of the essence with respect to the giving of an Acceptance Notice) to include the Offer Space set forth in the Offer Notice in the Premises, it being understood and agreed that in no event shall Tenant have the option to include in the Premises less than the entire Offer Space described in the particular Offer Notice.
(d)    If Tenant timely delivers the Acceptance Notice, then, on the date on which Landlord delivers vacant possession of the Offer Space described in the Offer Notice to Tenant (the “Offer Space Inclusion Date”), which date may be prior to the Anticipated Inclusion Date (subject to the last sentence of this Section 34.01(d)), such Offer Space shall become part of the Premises upon all of the terms and conditions set forth in this Lease, except that: (i) Base Rent for such Offer Space shall be equal to the Fair Offer Rental (as hereinafter defined) for the applicable Offer Space, (ii) Tenant’s Proportionate Tax Share with respect to such Offer Space shall be a fraction the numerator of which shall be the Rentable Square Footage of such Offer Space and the denominator of which shall be the Tax Share Denominator (it being agreed that such fraction shall be expressed as a percentage calculated to the nearest hundredth of a percent), (iii) Tenant’s Proportionate Operating Share with respect to such Offer Space shall be a fraction the numerator of which shall be the Rentable Square Footage of such Offer Space and the denominator of which shall be the Operating Share Denominator (it being agreed that such fraction shall be expressed as a percentage calculated to the nearest hundredth of a percent), (iv) the Base PILOT Amount with respect to such Offer Space shall be the PILOT for the PILOT Year ending immediately before the Anticipated Inclusion Date, (v) the Base Lease Year with respect to such Offer Space shall be the Lease Year ending immediately before the Anticipated Inclusion Date, (vi) Landlord shall not be required to perform any work, pay a Work Allowance, Restroom Allowance or Landlord’s contribution or any other amount, or render any services to make the Building or such Offer Space ready for Tenant’s use or occupancy, and Tenant shall accept such Offer Space in its “as is” condition on the Offer Space Inclusion Date, and (vii) the term of the lease of such Offer Space shall be co-terminus with the Term of this Lease. Notwithstanding anything to the contrary contained herein, in no event shall Landlord give an Offer Notice more than two (2) years prior to the Anticipated Inclusion Date for the applicable Offer Space (it being agreed, however, that if Tenant shall give an Acceptance Notice with respect thereto, and such Offer Space shall then become available for delivery to Tenant in accordance with the terms and conditions of this Article 34 in advance of such Anticipated Inclusion Date, then Landlord shall have the right to accelerate the Offer Space Inclusion Date applicable to such Offer Space by up to one-half of the number of days prior to the Anticipated Inclusion Date that such Offer Space is actually available for inclusion in the Premises in accordance with the terms and conditions of this Article 34).
(e)    “Fair Offer Rental” means the base or fixed annual rent that a willing lessee would pay and a willing lessor would accept for the Offer Space during the period it is to be leased, taking into account all then relevant factors.
(f)    If Tenant timely exercises an Offer Space Option, Landlord shall notify Tenant (the “Offer Space Rent Notice”), at least one hundred twenty (120) days before the Anticipated Inclusion Date with respect to such Offer Space (unless at the time of the Acceptance Notice there are fewer than one hundred twenty (120) days before the Anticipated Inclusion Date with respect to such Offer Space, in which event, Landlord shall give the Offer Space Rent Notice within thirty (30) days after Landlord’s receipt of the Acceptance Notice), of Landlord’s determination of the Fair Offer Rental for such Offer Space (“Landlord’s Offer Determination”). Tenant shall notify Landlord (“Tenant’s ROFO Rent Notice”) within thirty (30) days after the Offer Space Rent Notice has been given to Tenant (with time being of the essence) whether Tenant accepts or disputes Landlord’s Offer Determination, and if Tenant disputes Landlord’s Offer Determination, Tenant’s ROFO Rent Notice shall set forth Tenant’s good faith determination of the Fair Offer Rental for such Offer Space (“Tenant’s Offer Determination”). If Tenant fails to timely dispute Landlord’s Offer Determination in Tenant’s ROFO Rent Notice or fails to set forth therein Tenant’s Offer Determination, then Tenant shall be deemed to have accepted Landlord’s Offer Determination as the Fair Offer Rental for such Offer Space, provided that Landlord shall send Tenant a second (2nd) notice enclosing Landlord’s Offer Space Rent Notice and stating in bold face 18 point type AND CAPITALIZED LETTERS: “IF TENANT FAILS TO RESPOND TO LANDLORD’S OFFER SPACE RENT NOTICE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE, THEN TENANT SHALL BE DEEMED TO HAVE ACCEPTED LANDLORD’S OFFER DETERMINATION IN ACCORDANCE WITH SECTION 34.01(f) OF THE LEASE,” and Tenant shall have failed to respond to Landlord’s Offer Space Rent Notice after the expiration of such five (5) Business Day period. If Landlord fails to give the Offer Space Rent Notice by the time specified in the first sentence of this Section 34.01(f), Tenant shall have the right to initiate the process of determining Fair Offer Rental by giving Landlord Tenant’s ROFO Rent Notice stating Tenant’s Offer Determination and, in such event, Landlord shall give the Offer Space Rent Notice to Tenant stating Landlord’s Offer Determination within thirty (30) days after Landlord’s receipt of Tenant’s ROFO Rent Notice stating Tenant’s Offer Determination. If Tenant shall initiate the determination of Fair Offer Rental in accordance with the terms of this Section 34.01(f) and Landlord fails to provide Landlord’s Offer Determination within thirty (30) days after receipt of Tenant’s ROFO Rent Notice, then Landlord shall be deemed to have accepted Tenant’s Offer Determination, provided that Tenant shall send Landlord a second (2nd) notice enclosing Tenant’s ROFO Rent Notice and stating in bold face 18 point type AND CAPITALIZED LETTERS: “IF LANDLORD FAILS TO RESPOND TO TENANT’S ROFO RENT NOTICE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE ACCEPTED TENANT’S OFFER DETERMINATION IN ACCORDANCE WITH SECTION 34.01(f) OF THE LEASE,” and Landlord shall have failed to respond to the applicable Tenant’s ROFO Rent Notice after the expiration of such five (5) Business Day period.
(g)    (h)    If in Tenant’s ROFO Rent Notice Tenant disputes Landlord’s determination of the Fair Offer Rental (or if Landlord disputes Tenant’s determination of the Fair Offer Rental in accordance with Section 34.01(f)), and Landlord and Tenant fail to agree as to the amount thereof within twenty (20) Business Days after the giving of Tenant’s ROFO Rent Notice or the Offer Space Rent Notice, whichever is delivered last, then the dispute shall be resolved by arbitration in the City of New York by a panel of three (3) arbitrators, as set forth in this Section 34.01(g), each of whom shall be licensed real estate brokers having the qualifications described in Sections 21.01(f) and 34.01(g)(iv). Tenant may initiate the arbitration process by giving notice to that effect to Landlord within thirty (30) days after the giving of Tenant’s ROFO Rent Notice (with time being of the essence), which notice shall include the name and address of the arbitrator designated by Tenant. If Tenant fails to give such notice within such thirty (30) day period, then Landlord may initiate the arbitration process by notifying Tenant and requesting the AAA to appoint an arbitrator on Tenant’s behalf. Within thirty (30) days after the designation of Tenant’s arbitrator (whether by Tenant or by the AAA upon Landlord’s request), Landlord shall give notice to Tenant of the name and address of the arbitrator designated by it. If Landlord shall fail timely to appoint an arbitrator, then Tenant may request the AAA to appoint an arbitrator on behalf of Landlord. Such two (2) arbitrators shall have thirty (30) days to appoint a third arbitrator who shall not be affiliated with either party. If such arbitrators fail to do so, then either Landlord or Tenant may request the AAA to appoint an arbitrator who shall not be affiliated with either party within thirty (30) days after such request and both parties shall be bound by any appointment so made within such thirty (30) day period. If no such third arbitrator shall have been appointed within such thirty (30) day period, either Landlord or Tenant may apply to the Supreme Court, New York County to make such appointment. The third arbitrator only shall subscribe and swear to an oath fairly and impartially to determine such dispute.
(vi)    Within seven (7) days after the appointment of the third arbitrator, but in no event sooner than the date that is twenty (20) Business Days following the giving of Tenant’s ROFO Rent Notice, the three arbitrators will meet (the “Initial Fair Offer Rental Meeting”) and set a hearing date for the arbitration. The hearing shall not exceed two (2) days and shall be scheduled to be held within sixty (60) days after the Initial Fair Offer Rental Meeting.
(vii)    There shall be no discovery in the arbitration. Thirty (30) days prior to the scheduled hearing, the parties shall exchange opening written expert reports and opening written pre-hearing statements which shall include Landlord’s Offer Determination and Tenant’s Offer Determination. Opening written pre-hearing statements shall not exceed twenty (20) pages in length. Two (2) weeks prior to the hearing, the parties may exchange rebuttal written expert reports and rebuttal written pre-hearing statements. Rebuttal written pre-hearing statements shall not exceed ten (10) pages in length. Ten (10) days prior to the hearing, the parties shall exchange written witness lists, including a brief statement as to the subject matter to be covered in the witnesses’ testimony. One week prior to the hearing, the parties shall exchange all documents which they intend to offer at the hearing. Other than rebuttal witnesses, only the witnesses listed on the witness lists shall be allowed to testify at the hearings. Closing arguments shall be heard immediately following conclusion of all testimony. The proceedings shall be recorded by stenographic means. Each party may present live witnesses and offer exhibits, and all witnesses shall be subject to cross-examination. The arbitrators shall conduct the two (2) day hearing so as to provide each party with sufficient time to present its case, both on direct and on rebuttal, and permit each party appropriate time for cross examination; provided, that the arbitrators shall not extend the hearing beyond two (2) days. Each party may, during its direct case, present evidence in support of its position and in opposition to the position of the opposing party.
(viii)    The determination of the Fair Offer Rental for the Offer Space by the third arbitrator shall be either the amount set forth in Landlord’s Offer Determination or the amount set forth in Tenant’s Offer Determination, whichever one more closely represents the Fair Offer Rental of the ROFO Space. The third arbitrator may not select any other amount as the Fair Offer Rental. The fees and expenses of any arbitration pursuant to this Section 34.01(g) shall be borne by the parties equally, but each party shall bear the expense of its own arbitrator, attorneys and experts and the additional expenses of presenting its own proof. The arbitrators shall not have the power to add to, modify or change any of the provisions of this Lease. Each arbitrator shall be a licensed real estate broker having at least ten (10) years’ experience in leasing space in first class office buildings in downtown Manhattan which are similar to the Building. After a determination has been made of the Fair Offer Rental, the parties shall execute and deliver an instrument setting forth the Fair Offer Rental, but the failure to so execute and deliver any such instrument shall not affect the determination of Fair Offer Rental. Landlord and Tenant hereby (i) agree that any decision rendered in any arbitration held pursuant to this Section 34.01(g) shall be final and binding upon Landlord and Tenant, whether or not a judgment shall be entered in any court, and (ii) consent to the entry of any such order of judgment.
(ix)    If the dispute shall not have been resolved on or before the Offer Space Inclusion Date, then pending such resolution, Tenant shall pay, as Base Rent for the applicable Offer Space, an amount equal to the average of Landlord’s Offer Determination and Tenant’s Offer Determination. If such resolution shall be in favor of Tenant, then within thirty (30) days after the final determination of Fair Offer Rental, Landlord shall refund to Tenant any overpayment or credit Tenant against Rent next coming due, at Landlord’s option, and if the resolution shall be in favor of Landlord, then within thirty (30) days after the final determination of Fair Offer Rental, Tenant shall pay to Landlord the underpayment of Base Rent.
(i)    Landlord shall use commercially reasonable efforts to deliver vacant possession of the applicable Offer Space to Tenant on the Anticipated Inclusion Date, which efforts shall include, if appropriate in Landlord’s reasonable judgment, the institution and prosecution of appropriate holdover, dispossess or other proceedings against any occupant of the applicable Offer Space. If Landlord reasonably anticipates any delay to the Anticipated Inclusion Date with respect to any applicable Offer Space, then Landlord shall promptly notify Tenant thereof. Notwithstanding anything contained in this Lease to the contrary, however, if with respect to any applicable Offer Space, Landlord is unable to cause the Offer Space Inclusion Date to occur on the Anticipated Inclusion Date, then Landlord shall have no liability to Tenant therefor and this Lease shall not in any way be impaired, except that (1) if such Offer Space Inclusion Date shall not have occurred on or before the date that is one hundred eighty (180) days after the Anticipated Inclusion Date, then Tenant, as its sole and exclusive remedy therefor (except as otherwise expressly set forth in clause (2) of this Section), may thereafter rescind Tenant’s exercise of the Offer Space Option with respect to the applicable Offer Space by giving to Landlord not less than thirty (30) days’ notice (the “Offer Space Termination Notice”) of such rescission and, if the Offer Space Inclusion Date for such Offer Space shall not occur on or before the date set forth in Tenant’s notice for such rescission, then (x) Tenant’s exercise of the Offer Space Option with respect to such Offer Space shall be deemed rescinded, and (y) neither party shall have any further liability or obligation to the other with respect to the exercise of such Offer Space Option by Tenant; and (2) provided that Tenant shall not exercise Tenant’s rescission option set forth in clause (1) of this Section and provided that no Event of Default shall then be continuing hereunder, Tenant shall have the sole right to receive any Offer Space Holdover Premium paid to Landlord by the tenant holding over in such Offer Space, to the extent that such tenant’s rent paid to Landlord during such holdover period shall be in excess of the sum of (I) the base rent and additional rent at the rate payable by such holdover tenant prior to the expiration of the term of such tenant’s lease (to the extent applicable to the Offer Space) and (II) the actual out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and disbursements) incurred by Landlord in connection with the collection of such holdover rent and the pursuit of the eviction of such holdover tenant (such excess, the “Offer Space Holdover Premium”) (it being agreed that any such Offer Space Holdover Premium shall be applied as a credit against the next installment(s) of Base Rent payable by Tenant under this Lease), provided that Landlord shall have no liability to Tenant for any failure to collect the Offer Space Holdover Premium. This Section 34.01(h) constitutes “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law and any other law of like import now or hereafter in effect.
(j)    If Tenant fails timely to give an Acceptance Notice or declines Landlord’s offer to lease any Offer Space, then Landlord may enter into one or more leases of such Offer Space with third parties on such terms and conditions as Landlord shall determine in its sole and absolute discretion (whether or not such terms are more or less favorable than those offered to Tenant). In addition, if Tenant fails timely to give an Acceptance Notice or declines Landlord’s offer to lease any Second Floor Offer Space, then (i) the Offer Space Option with respect to the Second Floor Offer Space shall be null and void and of no further force and effect, (ii) Landlord shall have no further obligation to offer the Second Floor Offer Space to Tenant, and (iii) Tenant shall have forever waived and relinquished its right to the Second Floor Offer Space under this Article 34. Notwithstanding the foregoing, with respect to any Twelfth Floor Offer Space relating to which (1) Landlord delivered an Offer Notice to Tenant and (2) Tenant either did not timely give an Acceptance Notice or declined Landlord’s offer to lease such space, then if such Twelfth Floor Offer Space shall again become Available after Landlord shall have leased the same to a third party, then Landlord shall give Tenant an additional Offer Notice for such Twelfth Floor Offer Space, and in such event, provided that Tenant satisfies the conditions to Tenant’s Offer Space Option set forth in Section 34.01(c), Tenant shall have an Offer Space Option to include all (but not less than all) of such Twelfth Floor Offer Space in the Premises, exercisable by an Acceptance Notice given to Landlord on or before the date that is thirty (30) days after the giving of such additional Offer Notice (with time being of the essence). If Tenant effectively accepts such additional Offer Space Option, the inclusion of the Offer Space shall otherwise be in accordance with the applicable provisions of this Article 34.
(k)    Promptly after the occurrence of an Offer Space Inclusion Date, Landlord and Tenant shall confirm the occurrence thereof and the inclusion of the applicable Offer Space in the Premises by executing an instrument reasonably satisfactory to Landlord and Tenant; provided, however, that failure by Landlord or Tenant to execute such instrument shall not affect the inclusion of the Offer Space in the Premises in accordance with this Section 34.01.
Section 2.07    Generally.
(a)    It is an express condition of the options granted to Tenant pursuant to the terms of this Article 34 that time is of the essence with respect to Tenant’s exercise of such options and the giving of Tenant’s ROFO Rent Notice within the time periods specified in this Article 34.
(b)    Intentionally omitted.
(c)    The termination of this Lease during the Term shall also terminate and render void all of Tenant’s unexercised options and elections under this Article 34, and nothing contained in this Article 34 shall prevent Landlord from exercising any right granted to or reserved by Landlord in this Lease to terminate this Lease. None of Tenant’s options set forth in this Article 34 may be severed from this Lease or separately sold, assigned or transferred.
(d)    Notwithstanding anything contained herein to the contrary, if Tenant exercises any Offer Space Option and the applicable Anticipated Inclusion Date is less than two (2) years prior to the Contraction Option Effective Date (as hereinafter defined), then Article 37 of this Lease shall be null and void ab initio and of no force or effect, such that the Contraction Option shall be deemed to have been deleted from this Lease.
ARTICLE 3

LOBBY WORK; ELEVATOR WORK; TWELFTH FLOOR COMMON AREA WORK
Section 3.01    Lobby Work. Landlord hereby covenants and agrees to make, or cause to be made, at Landlord’s sole cost and expense, certain upgrades to the main lobby of the Building and the entrances thereto to cause the same to be of a quality and standard consistent with that of the other buildings in the Project, substantially as shown in the rendering annexed hereto as Exhibit R (the “Lobby Work”). Landlord shall use commercially reasonable efforts to substantially complete the Lobby Work on or before September 1, 2016 (such date, as the same shall be extended on a day-for-day basis by any Tenant Delay, the “Lobby Work Target Date”). Notwithstanding anything to the contrary contained herein, if Landlord fails to substantially complete the Lobby Work by the Lobby Work Target Date, then, provided that Tenant shall be in occupancy of the Premises for the conduct of its business, Tenant shall receive a credit against Base Rent to be applied upon the Rent Commencement Date in the amount of $5,629.10 per day for each day after the Lobby Work Target Date on which Landlord shall not substantially complete the Lobby Work (it being agreed that such credit and Tenant’s right to bring an action for specific performance shall be Tenant’s sole and exclusive remedies for Landlord’s failure to substantially complete the Lobby Work on or prior to the Lobby Work Target Date). For the avoidance of doubt, each of Landlord and Tenant acknowledges and agrees that Tenant shall not receive any credit against Base Rent pursuant to this Section 35.01 if Tenant shall not then be in occupancy of the Premises for the conduct of its business, or under any circumstances governed by Articles 22 or 23 of this Lease.
Section 3.02    Elevator Work. After the Commencement Date, Landlord shall renovate and upgrade the interior of each of the passenger elevator cabs serving the Premises (the “Elevator Work”) at Landlord’s sole cost and expense, to cause the same to be of a quality and standard consistent with that of the other buildings in the Project. Landlord shall diligently perform the Elevator Work and shall endeavor to complete the same by December 31, 2016, provided that Landlord shall not be obligated to perform the Elevator Work on an overtime or premium basis. If Landlord shall perform the Elevator Work prior to Tenant’s completion of the Initial Tenant Work and the Initial Restroom Work, then upon the completion of the Elevator Work in each passenger elevator cab, Landlord shall hang protective coverings over the interior walls thereof so that Tenant can allow its contractors to use such renovated and upgraded elevator cabs for the transportation of personnel only from the Building lobby to the Premises. Tenant agrees that it shall not, in any event, whether or not the Elevator Work has been performed, use (or permit its contractors to use) any passenger elevator serving the Premises for the transportation of tools, equipment, furniture or freight.
Section 3.03    Twelfth Floor Common Area Work. Simultaneously with Tenant’s performance of the Initial Tenant Work and the Initial Restroom Work, Landlord shall, at Landlord’s sole cost and expense, perform the Twelfth Floor Common Area Work (as defined on Exhibit H annexed hereto) on the twelfth (12th) floor of the Building. Landlord shall use commercially reasonable efforts to substantially complete the Twelfth Floor Common Area Work on or prior to the date on which Tenant substantially completes the Initial Tenant Work and the Initial Restroom Work (such date, as the same shall be extended on a day-for-day basis by any Force Majeure and Tenant Delay, the “Twelfth Floor Common Area Work Target Date”). Notwithstanding anything to the contrary contained herein, if Landlord fails to substantially complete the Twelfth Floor Common Area Work by the Twelfth Floor Common Area Work Target Date, then, provided that Tenant shall be in occupancy of the Premises for the conduct of its business, Tenant shall receive a credit against Base Rent to be applied upon the Rent Commencement Date in the amount of $1,012.37 per day for each day after the Twelfth Floor Common Area Work Target Date on which Landlord shall not substantially complete the Twelfth Floor Common Area Work (it being agreed that such credit and Tenant’s right to bring an action for specific performance shall be Tenant’s sole and exclusive remedies for Landlord’s failure to substantially complete the Twelfth Floor Common Area Work on or prior to the Twelfth Floor Common Area Work Target Date). For the avoidance of doubt, each of Landlord and Tenant acknowledges and agrees that Tenant shall not receive any credit against Base Rent pursuant to this Section 35.03 if Tenant shall not then be in occupancy of the Premises for the conduct of its business, or under any circumstances governed by Articles 22 or 23 of this Lease.
ARTICLE 4

TERRACE
Section 4.01    Terrace. (c) Provided that (i) this Lease shall be in full force and effect, (ii) Tenant and its Affiliates shall be physically occupying the Tenth Floor Premises or a portion thereof contiguous to the Terrace, and (iii) Tenant shall comply with the terms and conditions of this Article 36 (including, without limitation, Sections 36.01(c) and (d) below), Tenant shall have the exclusive use of the portion of the setback on the exterior of the tenth (10th) floor of the Building shown hatched on Exhibit M annexed hereto (the “Terrace”) (or such portion of the Terrace as shall be contiguous to the portion of the Tenth Floor Premises then occupied by Tenant and its Affiliates; it being agreed that Tenant shall not have the right to use any portion of the Terrace that is not contiguous to the portion of the Tenth Floor Premises then occupied by Tenant and its Affiliates). The Terrace shall not be included in the Rentable Square Footage of the Premises, and Tenant shall not be liable for Base Rent, Tenant’s Operating Payment or Tenant’s PILOT Payment on account of the Terrace, provided that Tenant shall not be entitled to an abatement or credit against Base Rent, Tenant’s Operating Payment or Tenant’s PILOT Payment on account of any condition affecting the Terrace.
(d)    Landlord shall deliver the Terrace in “as is” condition and shall have no obligation to perform any work to prepare the Terrace for Tenant’s occupancy or to contribute to the cost thereof; however, Landlord shall maintain the structural aspects of the Terrace, except to the extent that any damage thereto shall be caused by Tenant’s Alterations. Tenant’s design of any Alterations it wishes to install on the Terrace shall be subject to the reasonable approval of Landlord pursuant to the terms and conditions of Article 14 of this Lease (including the submission of plans and specifications) and the approval of the Ground Lessor to the extent required pursuant to the Ground Lease. Any Alterations to the Terrace shall constitute Specialty Alterations that must be removed upon the expiration or earlier termination of the Term of this Lease, whether or not Landlord reserves the right so to require Tenant pursuant to Article 14 (provided, however, that Tenant shall not be required to remove any railings or decking reinforcements installed on the Terrace at the end of the Term). Tenant shall remove all Alterations as and to the extent required in accordance with this Section 36.01 upon the expiration or earlier termination of the Term and shall repair any damage to the Terrace and the Building caused by such removal.
(e)    Subject to the terms and conditions of this Article 36, Tenant may use and enjoy the Terrace for planters, landscaping or other so-called green roofs plantings as well as for persons to occupy such areas, for outdoor seating areas, private events and for other uses appropriate for a first-class office building, provided that all such uses are in compliance with Requirements (as defined in Section 14.01 of the Ground Lease) and in compliance with the other terms and conditions of the Ground Lease applicable to the Building, and provided further that (x) any planters and other personal property on the Terrace shall not require structural reinforcement and shall not be heavier than the roofing system or structural slab that the Terrace was designed to hold (unless Tenant, at its expense, shall install such structural reinforcement after first having obtained Landlord’s consent in accordance with Article 14 and Ground Lessor’s consent to the extent required under the Ground Lease) and (y) the weight and location of any such planters and other personal property on the Terrace shall have been approved by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned) and Ground Lessor, if applicable. Tenant shall be solely responsible for securing any such planters and other personal property during inclement weather.
(f)    Tenant shall obtain and maintain, throughout the Term, all applicable permits and licenses required for Tenant’s use of the Terrace in conjunction with Tenant’s use of the Tenth Floor Premises, and Tenant shall not at any time use or occupy the Terrace in violation of such licenses or permits, or otherwise in violation of any applicable Legal Requirements and/or Insurance Requirements (it being agreed that Tenant shall be solely responsible for compliance therewith). In the event that any Government Authority shall impose a fine, tax or other fee on Landlord or Tenant in connection with Tenant’s use of the Terrace (other than as a result of Landlord’s negligence or willful misconduct), Tenant shall pay the full amount of such fine, tax or fee to the applicable Government Authority, or if such fine, tax or fee is payable by Landlord in the first instance, then within thirty (30) days after demand, Tenant shall pay the amount thereof to Landlord as Additional Rent. If, at any time during the Term, Ground Lessor or any Government Authority shall prohibit the use of the Terrace by Tenant for any reason or no reason, then, Tenant shall immediately surrender the Terrace to Landlord in the condition required at the end of the Term of this Lease, and neither party shall have any further rights or obligations to the other in connection with the Terrace, except such rights as shall expressly survive the expiration or earlier termination of the Term of this Lease. If Tenant shall be prohibited by the Ground Lessor or any Government Authority from using the Terrace as set forth in this Article 36, the balance of the terms and conditions of this Lease shall be unaffected thereby. Notwithstanding the foregoing, if Ground Lessor or any Government Authority shall prohibit the use of the Terrace by Tenant for any reason or no reason, then, upon Tenant’s request, and at Tenant’s expense, Landlord shall cooperate reasonably with Tenant in contesting such prohibition. If Landlord shall take any affirmative action which shall cause the Ground Lessor or any Government Authority to prohibit the use of the Terrace by Tenant in accordance with this Article 36, then Landlord shall reimburse Tenant for the then unamortized costs of any Alterations made by Tenant to the Terrace in accordance with the terms and conditions of this Lease.
(g)    Notwithstanding anything to the contrary set forth herein, Tenant acknowledges and agrees that the Terrace shall be deemed part of the Premises for the purposes of Articles 11, 12, 14, 16 and 26 of this Lease. Landlord and Ground Lessor shall have the right to access and inspect the Terrace at all reasonable times throughout the Term, upon (except in case of emergency), reasonable prior notice to Tenant.
Section 4.02    No Subleasing or Licensing. In no event shall Tenant sublet or license the use of the Terrace to any third party, except in connection with a sublease of the entire Tenth Floor Premises.
ARTICLE 5

CONTRACTION OPTION
Section 5.01    Contraction Option. Provided that (i) no Event of Default shall exist, (ii) this Lease shall be in full force and effect at all times mentioned below, and (iii) Tenant shall not have exercised an Offer Space Option for any Offer Space for which the applicable Anticipated Inclusion Date is less than two (2) years prior to the Contraction Option Effective Date (as hereinafter defined), Tenant shall have the one-time right (the “Contraction Option”) to cancel this Lease with respect to the entire portion of the Premises located on the twelfth (12th) floor of the Building (the “Cancelled Floor”), effective as of the tenth (10th) anniversary of the Rent Commencement Date applicable to the Twelfth Floor Premises (the “Contraction Option Effective Date”), provided that (A) Tenant shall have given Landlord written notice of Tenant’s election to exercise the Contraction Option (the “Contraction Notice”), effective as of the Contraction Option Effective Date, by no later than eighteen (18) months prior to the Contraction Option Effective Date, and (B) Tenant shall have paid Landlord, at the time of the giving of the Contraction Notice, as Additional Rent, an amount equal to one-half of the Contraction Payment and (C) Tenant shall have paid Landlord the second half of the Contraction Payment on the date that is at least 30 days prior to the Contraction Option Effective Date. The “Contraction Payment” shall mean (a) an amount equal to the unamortized costs (amortized over a 180 month period at an interest rate of 6%) incurred or paid by Landlord in connection with this Lease for (x) the brokerage commissions applicable to the Cancelled Floor, (y) the Work Allowance applicable to the Cancelled Floor, and (z) the so-called “free rent” applicable to the Cancelled Floor (consisting of the Base Rent which would have been payable for the Twelfth Floor Premises if the same were due during the period commencing on the Commencement Date applicable to the Twelfth Floor Premises and ending on the day immediately preceding the Rent Commencement Date applicable to the Twelfth Floor Premises, but excluding any free rent or rent credits due Tenant under Sections 2.04(b), 7.03, 11.05 and 17.03(b) hereof); and (b) an amount equal to six (6) monthly installments of Base Rent, Tenant’s Operating Payment and Tenant’s PILOT Payment as of the month in which the Contraction Option Effective Date will occur. Tenant may request from Landlord, at any time after the eighth (8th) anniversary of the Rent Commencement Date applicable to the Twelfth Floor Premises, Landlord’s calculation of the unamortized costs payable in accordance with clause (a) of this Section 37.01. Time is of the essence with respect to the giving of the Contraction Notice and the making of the Contraction Payment by the dates specified. If Tenant shall fail timely to deliver the Contraction Notice or shall timely deliver the Contraction Notice but shall fail to pay therewith the first half of the Contraction Payment, Tenant shall conclusively be deemed to have waived the Contraction Option. If Tenant timely delivers the Contraction Notice and the first half of the Contraction Payment, but shall fail timely to pay the second half of the Contraction Payment, then at Landlord’s option, exercisable by notice to Tenant, either (x) Tenant’s exercise of the Contraction Option shall be null and void, the lease of the Cancelled Floor to Tenant shall remain in full force and effect after the Contraction Option Effective Date as if the Contraction Notice had never been given and Tenant shall have no further rights under this Article 37 or (y) Tenant’s exercise of the Contraction Option shall remain in effect and Tenant’s lease of the Cancelled Floor shall end on the Contraction Option Effective Date in accordance with all of the provisions of this Article 37, and Landlord may exercise any and all rights and remedies available to Landlord for Tenant’s failure timely to pay the Contraction Payment as in the case of any failure to pay Rent due under this Lease. Upon the timely giving of the Contraction Notice and the timely payment of the Contraction Payment, the Term of this Lease with respect to the Cancelled Floor shall expire on the Contraction Option Effective Date with the same effect as if such date were the Expiration Date with respect to such portion of the Premises, and neither party shall have any further rights or obligations under this Lease with respect to the Cancelled Floor, except for such rights and obligations which expressly survive the termination or expiration of the Term of this Lease.
Section 5.02    Terms. (a)  If the Contraction Option is duly exercised (and such exercise is not voided by Landlord for failure timely to pay the entire Contraction Payment), Tenant shall surrender possession of the Cancelled Floor to Landlord in good order, repair and condition, except for ordinary wear and tear and damage from Casualty and Condemnation and other damage for which Tenant is not responsible hereunder, free of all tenancies and occupancies, with all personal property, trade fixtures and equipment of Tenant (including Tenant’s data/telecom infrastructure and cabling within the Cancelled Floor) and any Specialty Alterations and Additional Specialty Alterations required to be removed by Tenant removed therefrom and with any damage caused by such removal repaired. Notwithstanding anything contained herein to the contrary, if Tenant elects to terminate this Lease with respect to the Cancelled Floor, Tenant shall, at its sole cost and expense on or before the Contraction Option Effective Date, remove any internal staircase or dumbwaiter connecting the Cancelled Floor with the balance of the Premises and separate and remove any security system or other system installed by Tenant to serve the Cancelled Floor and the balance of the Premises.
(b)    If the Contraction Option is duly exercised (and such exercise is not voided by Landlord for failure timely to pay the entire Contraction Payment), then effective on the later of (A) the Contraction Option Effective Date, or (B) the date Tenant surrenders possession of the Cancelled Floor to Landlord in the condition required by Section 28.01 and this Section 37.02, (i) the Base Rent shall be decreased by the product of (w) the Base Rent per Rentable Square Foot applicable to the Cancelled Floor and (x) the Rentable Square Footage of the Cancelled Floor, and (ii) (I) Tenant’s Proportionate Operating Share shall be reduced to a fraction the numerator of which shall be the Rentable Square Footage of the Premises less the Rentable Square Footage of the Cancelled Floor and the denominator of which shall be the Operating Share Denominator and (II) Tenant’s Proportionate Tax Share shall be reduced to a fraction the numerator of which shall be the Rentable Square Footage of the Premises less the Rentable Square Footage of the Cancelled Floor and the denominator of which shall be the Tax Share Denominator (it being agreed that each such fraction shall be expressed as a percentage calculated to the nearest hundredth of a percent). At the request of either party, Landlord and Tenant shall promptly execute an amendment to this Lease confirming the decreased Rentable Square Footage of the Premises, the Base Rent, and Tenant’s Proportionate Operating Share and Tenant’s Proportionate Tax Share, but their failure to so enter into any such amendment shall not affect the validity of Tenant’s exercise of the Contraction Option.
ARTICLE 6

EMERGENCY POWER
Section 6.01    Emergency Power for Base Building Equipment. Landlord shall cause the following equipment to be provided with back-up electricity from the three (3) 1,750 KW generators (the “Building Generators”) located on the roof of the Building and operated in a N+1 configuration throughout the Term: (i) all components of the base Building HVAC system, (ii) the emergency lighting, fire alarm and BMS as required by code, (iii) the freight elevators, (iv) at least one (1) passenger elevator per bank that services the Premises, and (v) any other area or equipment which, under applicable Legal Requirements, must be provided with emergency power in order to permit the Premises to be occupied during a power outage. Tenant shall not be required to reimburse Landlord for any costs of providing back-up electricity under this Section 38.01(a), provided, however, that such costs shall constitute Operating Expenses. Landlord shall repair and maintain the Building Generators and regularly test the same in accordance with standards applicable to first class office buildings in downtown Manhattan.
Section 6.02    Emergency Power for Tenant’s Electrical Loads. (l)  Subject to the provisions of this Article 38, Tenant shall have the right to elect, by notice given to Landlord on or before the second (2nd) anniversary of the Commencment Date (with time being of the essence), to back up electrical loads in the Premises not covered under Section 38.01 with up to 1,000 KW of generator capacity in a N+1 configuration from the Building Generators. All taps, switches, meters, risers and other equipment, and the distribution of the emergency power in the Premises, shall be provided and installed by Tenant at Tenant’s expense, and all work performed by Tenant in connection therewith shall be subject to all of the terms and provisions of this Lease (including, without limitation, Article 14). There shall be no so-called “tap in fee” for connecting to the Building Generators in accordance with this Section 38.02.
(m)    From and after the date that Tenant connects to the Building Generators in accordance with Section 38.02(a), Tenant shall pay to Landlord, within thirty (30) days after written demand (accompanied by reasonable supporting documentation), which demand shall be rendered not more frequently than monthly, (A) $400.00 per annum per KW of Tenant’s connected load under this Section 38.02 (which $400.00 shall be increased on each anniversary of the Commencement Date at the rate of 2.5% per annum, compounded annually) and (B) Landlord’s actual cost of the fuel used to provide emergency power under this Section 38.02, as reasonably determined by Landlord’s operating engineer according to the portion of back up electricity produced by the Building Generators to provide service to the Premises under this Section 38.02.
(n)    If, on or before the second (2nd) anniversary of the Commencement Date (with time being of the essence), Tenant fails to connect to the Premises all of the 1,000 KW of emergency power allocated to Tenant, then Landlord may reduce the amount of emergency power so allocated for Tenant’s use to the amount necessary to supply Tenant’s requirements as evidenced by Tenant’s then current emergency power connected load. In addition, if Tenant fails to connect to the Building Generators on or before the second (2nd) anniversary of the Commencement Date (with time being of the essence), whether or not Tenant has requested the allocation of any KW of emergency power from the Building Generators, Landlord shall not be required to make any such allocation available to Tenant.
Section 6.03    No Liability. Landlord shall have no liability to Tenant (and Tenant expressly releases Landlord from any obligation or liability) because Landlord is unable to fulfill or is delayed in fulfilling, any of its obligations under this Article 38 by reason of Force Majeure.
ARTICLE 7

PARKING
Section 7.01    Valet Parking Permits. Subject to the further provisions of this Article 39, Landlord or its Affiliates shall make up to eighty (80) valet parking permits (the “Valet Parking Permits”) available to Tenant for valet parking in either (x) the parking garage of the building located at 200 Liberty Street or the parking garage of the building located at 250 Vesey Street (as designated by Landlord, the “Garage”), provided, however, that at least the first forty (40) such Valet Parking Permits shall be made available at the Garage in the building located at 250 Vesey Street. On or prior to April 1, 2017 (with time being of the essence), Tenant shall notify Landlord of the number of Valet Parking Permits to be provided to Tenant (“Tenant’s Parking Notice”). If Tenant fails to timely give such notice or notifies Landlord that fewer than eighty (80) Valet Parking Permits are to be provided to Tenant, then Landlord shall not be obligated to make such unreserved parking permits available to Tenant. Any parking permits in excess of the Valet Parking Permits reserved in accordance with this Article 39 will be subject to availability on a first come, first served basis as of the date of Tenant’s request therefor. After the date Tenant gives Tenant’s Parking Notice, Tenant shall have the right to increase or decrease the number of Valet Parking Permits to be provided to Tenant. Any such increase in the number of Valet Parking Permits will be subject to availability on a first come first served basis as of the date of Tenant’s notice. Any such decrease in the number of Valet Parking Permits will take effect sixty (60) days after Tenant’s notice, and thereafter Landlord shall not be obligated to make such parking permits available to Tenant. The Valet Parking Permits shall be used exclusively for the valet parking of passenger vehicles belonging to or leased to or operated by Tenant, any of Tenant’s subtenants and licensees, Permitted Occupants, Affiliates of Tenant and/or their respective employees and invitees, and for no other purpose. Tenant shall upon request promptly furnish to Landlord the license numbers of the cars operated by Tenant and Tenant’s subtenants and licensees and their employees, visitors, invitees. Tenant’s use of the Valet Parking Permits shall be subject to such reasonable rules and regulations as may be promulgated by Landlord (or its Affiliates) from time to time in accordance with the provisions of this Lease. Valet parking using the Valet Parking Permits allocated to Tenant in accordance with this Article 39 shall be available 24 hours per day, 7 days per week, 365 days per year.
Section 7.02    Operator. Landlord and its Affiliates shall have the right to license an independent operator to conduct a parking operation open to the public with respect to the Garage or to conduct such operation itself; provided, however, that Landlord or such operator shall provide security and controlled access to any Garage at least equal to that being then customarily provided in garages in comparable buildings located in downtown Manhattan.
Section 7.03    Identification. Landlord may require that all cars to be parked in the Garage using the Valet Parking Permits shall exhibit such identification as Landlord or the Garage operator may from time to time deem reasonably necessary. Any badges, stickers or other methods of identification so required shall be provided to Tenant for the use of Tenant or Tenant’s subtenants and licensees, or their employees, visitors, or invitees, at no cost to Tenant. Landlord shall have the right to tow, at Tenant’s expense, any of Tenant’s or Tenant’s subtenants’ or licensees’, or their employees’, visitors’ or invitees’, cars not exhibiting such identification, provided that Tenant shall have been notified in writing of such identification requirements at least thirty (30) days prior thereto.
Section 7.04    Parking Charges. Tenant, on the first day of each month from and after the earlier to occur of (i) the date Tenant first occupies all or any portion of the Premises for the ordinary conduct of business and (ii) April 1, 2017, shall pay to Landlord or to any parking operator licensed by Landlord or its Affiliates, the amount obtained by multiplying the number of the Valet Parking Permits then being provided to Tenant by the rate then being charged by Landlord or such Garage operator to the general public for valet parking with respect to an equivalent space for such month. As of the date of this Lease, such charge is $595 per month per parking space. In consideration of Landlord’s obligation to make the Valet Parking Permits available to Tenant for valet parking, Tenant shall be obligated to pay the monthly parking charge for all of the Valet Parking Permits then being provided to Tenant regardless of whether Tenant actually uses all of such Valet Parking Permits.
Section 7.05    Limitation on Liability. All parking spaces used by Tenant, any of Tenant’s subtenants and licensees, and their respective employees and invitees, will be used at their own risk, and Landlord shall not be liable for any injury to person or property, or for loss or damage to any automobile or its contents, resulting from theft, collision, vandalism or any other cause whatsoever, unless such injury or loss is caused by the negligence or willful misconduct of Landlord or its representatives, agents or contractors. Tenant’s obligations under this Lease shall not be in any way affected by Landlord’s inability to make available or cause to be made available any or all of the Valet Parking Permits to Tenant, any of Tenant’s subtenants and licensees, or their respective employees and invitees, by reason of (i) delays with respect to any construction of, or modification to, the Garage, (ii) damage to the Garage, (iii) the whole or any part of the Garage being acquired or condemned for any public or quasi-public use or purpose or (iv) any other reason beyond Landlord’s reasonable control. Notwithstanding the foregoing, to the extent that valet parking is unavailable as a result of any of the reasons set forth in clauses (i) through (iv) above, the monthly parking charge shall be appropriately reduced at all times during such unavailability.
ARTICLE 8

SELF-HELP
Section 8.01    Self-Help. If Landlord shall default in any material respect in the observance or performance of any term or covenant on Landlord’s part to be observed or performed under this Lease, then Tenant shall notify Landlord of such default in writing and Landlord shall have thirty (30) days to cure such default, except in the event of an emergency where there is an imminent threat to life or property, in which event no prior notice shall be required (but Tenant shall give Landlord as much prior notice of the same as is reasonably practicable). In the case of a default which cannot with reasonable due diligence be cured within a period of thirty (30) days, then provided Landlord commences to cure such default within such thirty (30) day period and Landlord diligently and continuously endeavors to cure such default, Landlord shall be entitled to such longer period of time as may be reasonably necessary to prosecute such cure to completion. If Landlord fails to remedy such default in the manner provided in the preceding sentences, then Tenant, upon an additional written notice to Landlord of such default, which notice specifies Tenant’s intent to cure in accordance with this Section 40.01 (or immediately in the event of an emergency where there is an imminent threat to life or property, in which instance no prior notice or cure period shall be required, but Tenant shall give Landlord notice of the same as soon as is reasonably practicable), shall have the right to remedy such default for the account of Landlord; provided that (i) the failure by Landlord to cure such default adversely affects Tenant’s ability to conduct Tenant’s business in a material portion of the Premises to more than a de minimis extent, (ii) the cure for such default shall affect only the Premises, and (iii) such cure shall not affect any Building Systems or areas of the Building from and after the point of connection of the Premises thereto. If Tenant performs any of Landlord’s obligations under this Lease in accordance with the terms and conditions of this Section 40.01, then Landlord shall be relieved of its obligation to perform the specific obligation so undertaken by Tenant, and Landlord shall reimburse Tenant’s reasonable and actual out-of-pocket costs thereof, within thirty (30) days after receipt by Landlord of a statement as to the amounts of such costs (accompanied by reasonable supporting documentation), together with interest at the Prime Rate from the date incurred by Tenant until paid by Landlord (or, at Landlord’s option, upon receipt by Landlord of such statement (accompanied by reasonable supporting documentation), such costs together with such interest shall be credited against the next payment of Rent due from Tenant hereunder).
Section 8.02    Resolution of Disputes. In the event Landlord contends that Tenant improperly exercised its self-help right set forth in Section 40.01 and/or that the costs incurred by Tenant in exercising such right were excessive, such dispute shall be settled by arbitration in accordance with Article 21 of this Lease. If Tenant is the prevailing party in the foregoing arbitration and the arbitrator finds that Tenant’s costs were not excessive, Landlord shall pay or credit Tenant in accordance with the terms and conditions of Section 40.01. If Landlord is the prevailing party in such arbitration, and the arbitrator finds that Tenant improperly exercised its self-help right under Section 40.01, then Landlord shall not be obligated to reimburse Tenant for its costs. If the arbitrator finds that Tenant properly exercised its self-help right under Section 40.01, but that its costs were excessive, then Landlord shall only be obligated to reimburse Tenant for the portion of such costs which were not found to be excessive (plus interest thereon at the Prime Rate as set forth in Section 40.01).
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[Remainder of Page Intentionally Left Blank; Signature Page Follows.]
IN WITNESS WHEREOF, the parties hereto have set their hands hereunto as of the date first hereinabove set forth.
LANDLORD:
BOP ONE NORTH END LLC

By: /S/
    Name: Paul L. Schulman
    Title: President & COO

TENANT:
KCG HOLDINGS, INC.

By:     /S/
    Name: Scott B. Leister
    Title: Global Head, Real Estate

Tenant’s Federal Identification Number:

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EXHIBIT A
DESCRIPTION OF LAND

ALL that certain plot, piece or parcel of land situate, lying and being in the BOROUGH OF MANHATTAN, CITY OF NEW YORK and STATE OF NEW YORK, and being a part of BATTERY PARK CITY NORTH, and more particularly bounded and described as follows:
BEGINNING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE;
1.    THENCE,
South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 286.17 feet to a point designating the division line between Buildable Area on the north, and No Build Area on the south;
2.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 95.00 feet to the intersection of the easterly face of the Esplanade platform;
3.    THENCE,
North 21° 05’ 00” West along the easterly face of said platform, forming an interior angle of 112° 57’ 50” from the preceding course, a distance of 151.36 feet to a point of curvature;
4.    THENCE,
along the arc of a curve bearing to the right having a radius of 283.84 feet and arc length of 105.75 feet to a point of tangency of said curve;
5.    THENCE,
North 1° 52’ 50” East along the tangency of said curve, a distance of 43.87 feet to the intersection of the most southerly line of VESEY PLACE south of its traffic island;
6.    THENCE,
South 88° 07’ 10” East along said most southerly line of VESEY PLACE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 174.96 feet to the point of BEGINNING, containing 42,334 square feet or 0.972 acres more or less.

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EXCEPTING THEREFROM part of an Easement for Sidewalk Purposes being limited in the vertical plane, the lower limit being at grade and the upper limit being at fourteen and one half (14.5) feet above grade, and more particularly bounded and described as follows:

1.
COMMENCING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE; THENCE, South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 196.00 feet to the point of BEGINNING;

2.    THENCE,
South 1° 52’ 50” West continuing along the westerly line of NORTH END AVENUE, a distance of 90.17 feet to a point designating the division line between Buildable Area on the north and No Build Area on the south;
3.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to a point;
4.    THENCE,
North 1° 52’ 50” East through Parcel 15 Buildable Area, fifteen (15) feet offset and parallel to NORTH END AVENUE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 90.17 feet to a point;
5.    THENCE,
South 88° 07’ 10” East continuing through Parcel 15 Buildable Area, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to the point of BEGINNING, containing 1,353 square feet or 0.031 acres more or less.

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EXHIBIT B-1
FLOOR PLAN OF NINTH FLOOR PREMISES

ONE NORTH END AVENUE
0009

KCG 0900 Full Floor 070115 CR

ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

N	1

EXHIBIT B-2
FLOOR PLAN OF TENTH FLOOR PREMISES
ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

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EXHIBIT B-3
FLOOR PLAN OF ELEVENTH FLOOR PREMISES
ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

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EXHIBIT B-4
FLOOR PLAN OF TWELFTH FLOOR PREMISES
ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

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EXHIBIT C

RULES AND REGULATIONS
1.The rights of each tenant in the entrances, corridors and elevators servicing the Building are limited to ingress and egress from such tenant’s premises for the tenant and its employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors or elevators for any other purpose. No tenant shall invite to the tenant’s premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by any other tenants. Except as otherwise expressly provided in the Lease, fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of, any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it in its reasonable judgment deems best for the benefit of the tenants generally.
2.    Landlord reserves the right to require each person entering the Building to sign a register and either (i) to present a Building pass, or (ii) to be announced to the tenant such person is visiting and to be accepted as a visitor by such tenant or to be otherwise properly identified. Landlord may exclude from the Building any person who cannot comply with such requirement. Landlord also reserves the right to require any person leaving the Building to sign a register or to surrender any special entry pass given to such person. If Landlord elects to excise the rights reserved above, Landlord shall furnish a Building pass to all persons designated by the tenant in writing. Finally, Landlord reserves the right to exclude or expel from the Building any person who, in Landlord’s judgment, is intoxicated or under the influence of alcohol or drugs. Each tenant shall be responsible for all persons for whom it requests any such pass and shall be liable to Landlord for all acts or omissions of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character or reputation of the Building or of its tenants may be ejected therefrom. Landlord reserves the right to prevent access to the Building during an emergency by closing the doors or otherwise, for the safety of tenants and protection of the Building and property in the Building, and to amend, modify or supplement its security procedures for the Building from time to time during the Term.
3.    Only Landlord or persons reasonably approved by Landlord shall be permitted to furnish to the Premises ice, drinking water, food, beverage, linen, towel, barbering, bootblacking, floor polishing, cleaning or other similar services. Nothing contained herein shall prohibit Tenant from installing vending machine(s) containing food or beverages in the Premises, for use only by Tenant’s employees, guests, clients and other permitted invitees, provided the same is not visible from the exterior of the Premises.
4.    No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens which are different from the standards adopted by Landlord for the Building shall be attached to or hung in, or used in connection with, any exterior window

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or door of the premises of any tenant, without the prior written consent of Landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner approved by Landlord.
5.    No lettering, sign, advertisement, notice or object shall be displayed in or on the exterior windows or doors, or on the outside of any tenant’s premises, or at any point inside any tenant’s premises where the same might be visible outside of such premises, without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs, elevator cab designations and lettering on doors and the Building directory shall, if and when approved by Landlord, be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.
6.    The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills or on the peripheral air conditioning enclosures, if any.
7.    No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules.
8.    No bicycles, vehicles, animals (other than seeing eye dogs or other certified service animals assisting physically or mentally challenged individuals), fish or birds of any kind shall be brought into or kept in or about the premises of any tenant or the Building, except as expressly set forth herein with respect to bicycles.
9.    Each tenant shall comply with all Legal Requirements, whether imposed on Landlord or any tenant, regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash in such tenant’s premises. Upon request by Landlord, each tenant shall sort and separate into categories designated by Landlord and shall place in separate receptacles (which may be designated by Landlord) all waste products, garbage, refuse and trash in such tenant’s premises.
10.    No noise, including, without limitation, music or the playing of musical instruments, recordings, radios or television, which, in the reasonable judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. Nothing shall be done or permitted in the premises of any tenant which would impair or interfere with the use or enjoyment by any other tenant of any space in the Building.
11.    No tenant, nor any tenant’s contractors, employees, agents, visitors or licensees, shall at any time bring into or keep upon the premises or the Building any inflammable, combustible, explosive, or otherwise hazardous or dangerous fluid, chemical, substance or material. Except as may be expressly permitted by Landlord in writing, no tenant shall store, use, release, produce, process or dispose in, on or about, or transport to or from, its premises, the Building or Project any Hazardous Materials.

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12.    Additional locks or bolts of any kind which shall not be operable by the Grand Master Key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by said Grand Master Key. Additional keys for a tenant’s premises and toilet rooms shall be procured only from Landlord who may make a reasonable charge therefor.
Landlord may from time to time install and change locks on entrances to the Building, common areas and any tenant’s premises, and shall provide each tenant a reasonable number of keys to its premises to meet its reasonable requirements. If any tenant desires additional keys to its premises, they shall be furnished by Landlord and such tenant shall pay a reasonable charge for them. No tenant shall add or change existing locks on any door in or to its premises without Landlord’s prior written consent. If with Landlord’s consent, a tenant installs lock(s) incompatible with the Building master locking system:
(a)    Landlord, without abatement of Rent, shall be relieved of any obligation under such tenant’s lease to provide any service that requires access to the affected areas;
(b)    Such tenant shall indemnify Landlord against any expense as a result of forced entry to the affected areas which may be required in an emergency; and
(c)    Such tenant shall, at the end of the term of such tenant’s lease and at Landlord’s request, remove such lock(s) at such tenant’s expense.
At the end of the term of its lease or upon the termination of its tenancy, each tenant shall promptly return to Landlord all keys for the Building and its premises which are in such tenant’s possession, including, but not limited to: all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost thereof.
13.    Any use of the elevators for purposes other than normal passenger use (such as moving to or from the Building or delivering freight), whether during or after Business Hours, must be scheduled through the office of the Property Manager. Hand trucks shall not be permitted in any passenger elevator of the Building or in the Building lobby. Hand trucks not equipped with rubber tires and side guards shall not be used within any freight elevator of the Building.
14.    Each Tenant shall ensure that deliveries of materials and supplies to its premises are made through such entrances, elevators and corridors and at such times as may from time to time be reasonably designated by Landlord. Such deliveries may not be made through any of the main entrances to the Building without Landlord’s prior permission. Each tenant shall use or cause to be used, in the Building, hand trucks or other conveyances equipped with rubber tires and rubber side guards to prevent damage to the Building or property in the Building. Each tenant shall promptly pay Landlord the cost of repairing any damage to the Building caused by any person making deliveries to such tenant’s premises.
15.    Each tenant shall ensure that furniture and equipment and other bulky matter being moved to or from its premises are moved through such entrances, elevators and corridors and at

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such times as may from time to time be reasonably designated by Landlord, and by movers or a moving company reasonably approved by Landlord. Each tenant shall promptly pay Landlord the cost of repairing any damage to the Building caused by any person moving any such furniture, equipment or matter to or from its premises.
16.    All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators, and in such manner as Landlord or its agent may reasonably determine from time to time. The persons employed to move safes and other heavy objects shall be reasonably acceptable to Landlord and, if so required by law, shall hold a Master Rigger’s license. Arrangements must be made with Landlord by any tenant desiring to move large quantities of furniture or equipment into or out of the Building. All labor and engineering costs incurred by Landlord in connection with any moving by any tenant specified in this Rule, including a reasonable charge for overhead, shall be paid by such tenant to Landlord, within thirty (30) days after demand.
17.    Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the lease of which this Exhibit is a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from its premises or the Building under the provisions of this Rule or of Rule 2 hereof.
18.    Each tenant shall conduct itself in a manner which is consistent with the character of the Building and shall ensure that its conduct shall not impair the comfort or convenience of other tenants in the Building.
19.    Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.
20.    Only persons reasonably approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute food in or around the Building. Except as may be specified in a tenant’s lease or on construction drawings for a tenant’s premises approved by Landlord, and except for microwave cooking and the installation of vending machines within the Premises on any floor of the Building, no tenant shall use its premises for preparing or dispensing food, or soliciting of orders for the sale, serving or distribution of food.
21.    Landlord shall have the right to prohibit any advertising or identifying sign by any tenant which, in Landlord’s reasonable judgment, tends to impair the reputation of the Building or its desirability as a building for others, and upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising or identifying sign.

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22.    Except as otherwise agreed to in writing by Landlord, no tenant shall use or permit the use of its premises for the sale, lease, license or other delivery of electronic commerce services to any tenants or occupants in the Building, including but not limited to, hardware and software services that allow users to conduct business to business or business to consumer services over networks utilizing, by way of example, e-mail, electronic data interchange, date archiving, e-forms, electronic file transfer, facsimile transfer and similar services or any other services not expressly permitted under such tenant’s lease.
23.    No tenant shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer or public typist, or for the possession, storage, manufacture, or sale of liquor, narcotics, dope, tobacco in any form, or as a barber, beauty or manicure shop, or as a school. No tenant shall use, or permit its premises or any part thereof to be used, for manufacturing, or the sale at retail or auction of merchandise, goods or property of any kind.
24.    No premises of any tenant shall be used for lodging or sleeping or for any immoral or illegal purpose.
25.    In those portions of a tenant’s premises where carpet has been provided by Landlord, such tenant shall at its own expense install and maintain pads to protect the carpet under all furniture having castors other than carpet castors.
26.    The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.
27.    Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant’s premises. If, in the reasonable judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object in any tenant’s premises, the work involved in such distribution shall be done at the expense of such tenant and in such manner as Landlord shall determine.
28.    No machinery or mechanical equipment other than ordinary portable business machines may be installed or operated in any tenant’s premises without Landlord’s prior written consent, and in no case (even where the same are of a type so excepted or as so consented to by Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment which may be permitted to be installed and used in a tenant’s premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building. Landlord reserves the right to specify where a tenant’s business machines, mechanical equipment and heavy objects shall be placed in its premises in order to best absorb and prevent vibration, noise and annoyance to other tenants, and to prevent damage to the Building. Such tenant shall pay the cost of any required professional engineering certification or assistance in connection therewith.

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29.    All plumbing, electrical and heating, ventilating and air conditioning (“HVAC”) work for and in any tenant’s premises requires Landlord’s prior written consent to maintain the integrity of the Building’s electrical, plumbing and HVAC systems.
30.    No tenant shall place objects or other obstructions on the HVAC convectors or diffusers or permit any other interference with the HVAC system. Whenever the HVAC system is operating, each tenant shall cause the shades, blinds or other window coverings in its premises to be drawn as reasonably required by the position of the sun.
31.    Tenants shall only use plumbing fixtures for the purpose for which they are constructed. Each tenant shall pay for all damages resulting from any misuse by such tenant of plumbing fixtures.
32.    No tenant shall cause or permit any unusual or objectionable fumes, vapors or odors to emanate from its premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in any tenant’s premises except as may be expressly permitted in such tenant’s lease.
33.    Landlord, its contractors, and their respective employees shall have the right to use, without charge therefor, all light, power and water in the premises of any tenant while cleaning or making repairs or alterations in the premises of such tenant.
34.    Nothing shall be done or permitted in any tenant’s premises, and nothing shall be brought into or kept in any tenant’s premises, which would impair or interfere with any of the Building’s services or the proper and economic heating, ventilating, air conditioning, cleaning or other servicing of the Building or any tenant’s premises, or the use or enjoyment by any other tenant of its premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment or interference.
35.    No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant’s premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have, caused the same. Any cuspidors or containers or receptacles used as such in the premises of any tenant, or for garbage or similar refuse, shall be emptied, cared for and cleaned by and at the expense of such tenant.
36.    All entrance doors in each tenant’s premises shall be left locked when the tenant’s premises are not in use. Entrance doors shall not be left open at any time. Each tenant, before closing and leaving its premises at any time, shall turn out all lights.
37.    All windows in each tenant’s premises shall be kept closed, and all blinds therein above the ground floor shall be lowered as reasonably required because of the position of the sun

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during the operation of the Building air-conditioning system to cool or ventilate the tenant’s premises. If Landlord shall elect to install any energy saving film on the windows of any tenant’s premises or to install energy saving windows in place of the present windows, each tenant shall cooperate with the reasonable requirements of Landlord in connection with such installation and thereafter the maintenance and replacement of the film and/or windows and permit Landlord to have access to the tenant’s premises at reasonable times during Business Hours to perform such work.
38.    If any tenant’s premises be or become infested with vermin as a result of the use or any misuse or neglect of such premises by such tenant, its agents, employees, visitors or licensees, such tenant shall at its expense cause the same to be exterminated from time to time to the reasonable satisfaction of Landlord and shall employ such exterminators and such exterminating company or companies as shall be designated by Landlord, or if none is so designated as reasonably approved by Landlord.
39.    Landlord may provide one or more bicycle racks in or about the Building as an amenity for the occupants of the Building. The use of such bicycle racks by any occupants of the Building shall be at their sole risk and Landlord shall be under no obligation to take any steps to prevent or minimize the risk of damage, theft or personal injury in connection with the use of such bicycle racks. The provisions of Article 25 of the Lease providing for the non-liability of Landlord and other specified parties shall apply in all respects to any loss, injury or damage to Tenant or to any other person, or to its or their property relating to or in connection with the bicycle racks, provided that in no event shall Landlord or such other specified parties be deemed to be negligent by virtue of the existence or placement of such bicycle racks or Landlord’s failure to take any steps to prevent or minimize the risk of damage, theft or personal injury in connection with the use thereof. The indemnification provisions of Section 26.01 of the Lease shall apply with respect to the use of the bicycle racks by Tenant or any of its subtenants or licensees or its or their partners, directors, principals, shareholders, officers, agents, employees or contractors.
40.    Bicycles and other self-propelled vehicles such as roller skates, roller blades, scooters and skate boards, are not allowed in the lobbies or passenger elevators of the Building. However, bicycles and other such self-propelled vehicles can be transported to and from the Premises by freight elevator, subject to the terms and conditions of this Lease regarding scheduling and charges therefor.
41.    In these Rules and Regulations, “tenant” includes a tenant’s employees, agents, invitees, licensees and others permitted by a tenant to access, use or occupy its premises.
42.    To the extent there is a conflict between the provisions contained in the Lease or this Exhibit C annexed thereto, the provisions of the Lease shall govern and control.

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EXHIBIT D
ALTERATIONS RULES AND REGULATIONS
A.    General

1.	Tenant will make no Alterations in, to or about the Premises except in compliance with all of the applicable provisions of the Lease including, without limitation, Article 14 of the Lease.

2.
Prior to the commencement of any Alterations, Tenant is responsible for obtaining, from the Building manager, a base Building pre-demolition/preconstruction status report noting the condition of the Premises (provided, however, that this Rule shall be inapplicable to Tenant’s performance of the Initial Tenant Work and the Initial Restroom Work).

3.	Prior to the commencement of any Alterations, Tenant shall submit for Landlord’s written approval all required items described in Paragraphs 1, 2 and 3 of Section B hereof.

4.
Tenant shall insure that the proposed Alterations comply with The Administrative Code of The City of New York and all other laws, ordinances, rules and regulations promulgated by all Governmental Authorities and bodies having jurisdiction over such Alterations, including, without limitation, the Americans With Disabilities Act.

5.
Tenant shall insure that all proposed Alterations comply with the Building standards listed in Section C hereof, and are adequately designed to serve Tenant’s needs while remaining in full conformity with, and not adversely affecting, any Building Systems.

6.
All (i) demolition or removal of construction materials, or (ii) moving of construction materials to or from the Building, or (iii) other categories of work which may, during Business Hours, disturb or interfere with other tenants of the Building or disturb or interfere with Building operations, must be scheduled and performed before or after Business Hours. Tenant shall provide the Building manager with written notice at least 24 hours prior to scheduling any Alteration, and shall pay Landlord’s standard charges for overtime porters, security, engineers and other costs incurred by Landlord in connection with such after-hours scheduling.

7.	Intentionally omitted.

8.	All inquiries, Tenant plans, requests for approvals, and all other matters shall be processed through the Building manager.
B.    Tenant Submittals

1.	Tenant shall submit, to Landlord, the following information for Landlord’s review and approval prior to commencement of any Alterations. Landlord’s review and

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approval period will not commence until the Building manager is in receipt of the following items, as one complete package, and Tenant shall pay Landlord’s consultant, referred to in Section C1 below, directly or reimburse Landlord (at Landlord’s option) for the expenses referred to in Section C1 below after demand.

a.	Letter of intent to perform construction. Letter of intent to include a brief description of the proposed Alterations, Tenant contact, complete list of proposed contractors and work schedule.

b.
2 sets of design drawings and specifications noting full scope of work involved in performing such Alterations. All drawings must be signed and sealed by Tenant’s registered architect or professional engineer licensed to conduct business in the State of New York. Partial plan drawings will not be acceptable.

i)
If full height partition walls are being installed in an area that is sprinklered, the existing sprinkler head locations must be included to show that new partitions are not in conflict with sprinkler coverage.

ii)	If the area being altered includes existing compartmentation walls, those compartmentation walls must be indicated on Tenant’s layout.

c.	Proper New York City Building Department filing applications, as required, for all Alterations indicated on drawings.

d.	Valid Certificates of Insurance and a Contractors Agreement signed by Tenant’s contractor (see Contractors Agreement and Insurance Requirements in Section D hereof).
2.    Upon completion of Landlord’s review, the following will be returned to Tenant:

a.
A letter (i) granting approval to file drawings; or (ii) granting conditional approval, subject to Tenant incorporating Landlord’s comments and suggested revisions into a revised set of design drawings (no Alterations will commence or applications be filed until Landlord is in receipt of such revised set of drawings); or (iii) disapproving such Alterations; and

b.	If approved, or conditionally approved, Building Department applications signed by Landlord.
Landlord’s review is solely for Landlord’s benefit and is not a review for compliance with law or a review of the adequacy of Tenant’s design. No such approval or comments shall constitute a waiver of the obligation that Tenant’s Alterations comply with all laws and receive Buildings Department or other governmental approvals.
3.    Prior to commencement of Alterations:

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Tenant to submit to Landlord the following:
a.    A letter or revised drawings addressing Landlord’s comments, if any.

b.	Approved New York City Building Department filing applications, drawings, and all work permits.

c.	A final list of all contractors and subcontractors who will perform the Alterations.
d.    A work schedule noting duration of work.
4.    Upon completion of Alterations:
Tenant to submit to Landlord, in a timely manner, the following:

a.	All sign-off documents which pertain to work filed from all agencies having jurisdiction.

b.	As-built drawings (in CAD files on diskette, by e-mail sent to Landlord at Tenantplan@brookfield.com in AutoCAD.DWG format, and on paper).

c.	A properly executed air balancing report, signed by a professional engineer licensed to conduct business in the State of New York.
C.    Building Standard Requirements

1.
All structural or floor loading requirements, mechanical, HVAC, plumbing, sprinkler, electrical, fire alarm, and elevator aspects, of any proposed Alterations shall be subject to the prior approval of Landlord’s consultants. All expenses incurred by Landlord in connection with the review and approval by Landlord’s consultants of Tenant’s design, drawings, plans or specifications shall be at Tenant’s expense.

2.	All demolition shall be supervised by Landlord’s representative at Tenant’s expense (provided, however, that there shall be no charges to Tenant for the supervision of Landlord’s Work).

3.
Elevator service for construction work shall be charged to Tenant at standard Building rates. Prior arrangements for elevator use shall be made with the Building manager by Tenant. No material or equipment shall be carried under or on top of elevators. If workmen (including, without limitation, operating engineers and personnel carriers), are required by any union regulations for material or personnel hoisting, such workmen shall be paid for by Tenant.

4.	If the shutdown of any mechanical or electrical risers is required and permitted by Landlord, such shutdown shall be performed by Landlord’s contractors at Tenant’s

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expense or, at Landlord’s option, supervised by Landlord’s representatives at Tenant’s expense.
5.    Tenant’s contractor shall:
a.    have a superintendent or foreman on the Premises at all times;

b.	police the job at all times, continually keeping the Premises orderly (protection and maintenance will be Tenant’s responsibility);

c.	maintain cleanliness and protection of all areas, including elevators and lobbies;

d.	protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work;

e.	block off supply and return grills, diffusers and ducts to keep dust from entering into the Building air conditioning system;
f.    protect all Class “E” fire alarm devices and wiring; and
g.    avoid the disturbance of other tenants.

6.	If any part of any Alteration is improperly performed, Tenant shall be charged for corrective work done by Landlord’s personnel or contractors engaged for such purpose by Landlord.

7.	All equipment and installations must be equal to the standards of the Building. Any deviation from Building standards will be permitted only if approved by Landlord in writing.

8.	Tenant shall pay Landlord for any amounts billed in connection with any Alteration within thirty (30) days after billing therefor.

9.	Landlord’s contract fire alarm service personnel shall be the only personnel permitted to adjust, test, alter, relocate, add to, or remove equipment connected to the Class “E” System.

10.
During such times that Alterations or demolition of the Premises require that fire protection afforded by the Class “E” System or sprinkler system be disabled, Tenant, at Tenant’s expense, shall maintain fire watch service deemed reasonably suitable by Landlord, and approved by any Governmental Authority having jurisdiction.

11.
Landlord, at Tenant’s expense, shall repair or cause to have repaired, any and all defects, deficiencies or malfunctions of the Class “E” System caused by Alterations or related demolition. Such expense may include expenses of engineering, supervision and standby fire watch personnel that Landlord deems necessary to

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protect the Building during the time such defects, deficiencies and malfunctions are being corrected.

12.
Should Tenant desire to install its own internal fire alarm system, Tenant shall request Landlord to connect such system to the Class “E” System at Tenant’s expense in such reasonable manner as prescribed by Landlord. Tenant shall, at Tenant’s expense, have such internal fire alarm system approved by all Governmental Authorities having jurisdiction, and shall submit to Landlord an approved copy of plans of such system before initiating any installation of such system. Tenant must demonstrate that such system is in working order prior to requesting tie-in.

13.	Landlord, at Tenant’s expense, will be responsible for the maintenance and proper operation of any Tenant Class “E” Fire Alarm sub-system.

14.
When Tenant’s use of any space requires a change permitted by Landlord in the Certificate of Occupancy, whether the Building has a final Certificate of Occupancy or temporary Certificate of Occupancy, or (as in the case of a new building with a temporary Certificate of Occupancy) involves the initial inclusion of the Premises on the Certificate of Occupancy, the Tenant must utilize the services of Landlord’s consultant. The Tenant shall be responsible for coordination with the consultant, and for all costs in connection with such consultant’s services.

15.
The Tenant will be responsible for keeping, on Premises, a copy of all required Building Department approved applications, drawings, permits, and sign-offs during and after completion of construction and shall deliver same to Landlord at the expiration of the Lease.

16.	The following penalties will be assessed to all tenants that do not comply with submission of Building Department documents and sign-off procedures as outlined in Section B hereof:

a.
Future Building Department documents that require Landlord’s signature will not be signed nor will work be allowed to commence until complete submission of all required past Building Department documents have been received.

b.	No portion of any Work Allowance or other leasehold improvement allowance will be released to Tenant if all Building Department documents and sign-offs have not been received.

17.	The attachment of any work to Building window mullions, HVAC enclosures, or window soffits, will not be permitted.

18.	Drywall partitions or installations abutting window mullions must allow for the operation of pivoting windows where applicable.

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19.	Electrical wire mold will not be permitted without written approval from Landlord.

20.	Chasing of structural slab or Building masonry walls will not be permitted unless special consent is given by Landlord.

21.	The attachment of drywall metal studs or track to mechanical, electrical, plumbing, sprinkler, or any Building Systems will not be permitted.

22.	All valves or equipment controlling Building Systems or Tenant systems must be tagged and identified.
23.    Access doors must be provided to all Building equipment and Tenant equipment.

24.
Tenant’s design consultant is responsible to insure that base Building systems are adequately sized to meet Tenant’s requirements. Tenant shall be responsible for alterations to any existing HVAC ductwork or system and shall ensure that such work is integrated so as not to adversely affect the Building system.

25.	All locking devices must be keyed and mastered to Building keying system. Two individual keys must be supplied to the Building manager for each such locking device.
26.    All hardware is to match Building standards.

27.	Tenant shall not install any outside louvers without Landlord’s prior written approval. Detailed sketches of all proposed louvers shall be submitted for Landlord’s approval.

28.	All unused wiring, conduit, equipment, materials, or previously installed work, no longer needed, must be removed.

29.	Any connections to Building Systems must be of the same materials as existing Building standards.
30.    No exposed piping of any kind will be permitted.

31.	Any signage, window dressing, or Tenant decor visible from outside the Tenant’s Premises must receive written approval from Landlord prior to installation.

32.	The modification of any elevator equipment must receive prior written approval from Landlord. All elevator devices must remain accessible for maintenance and must conform to Building standards.

33.	Tenant is not to mount any equipment in Building electrical closets, telephone closets, or mechanical equipment rooms without prior written approval from Landlord.

34.	Tenant is responsible to insure that all work is performed in a normal, acceptable, and safe manner

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35.	BX is not to be used in the Building. This includes armored cable and MC cable or any other equivalent to BX.
D.    Contractors Agreement; Insurance Requirements
[To be retyped on letterhead of Tenant’s contractor, addressed to Landlord]
Tenant:
Premises:
The undersigned contractor (hereinafter called “Contractor”) has been hired by the Tenant or occupant (hereinafter called “Tenant”) of the Building named above or by Tenant’s contractor to perform certain work (hereinafter called “Work”) for Tenant in the Tenant’s Premises in the Building. Contractor and Tenant have requested the undersigned Landlord (hereinafter called “Landlord”) to grant Contractor access to the Building and its facilities in connection with the performance of the Work and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

1.
Contractor agrees to indemnify and save harmless the Landlord, any superior lessor and any mortgagee and their respective officers, employees, agents, affiliates, subsidiaries, and partners, and each of them, from and with respect to any claims, demands, suits, liabilities, losses and expenses, including, without limitation, reasonable attorneys’ fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, including, without limitation, death at any time resulting therefrom, and loss of or damage to property, including, without limitation, consequential damages, whether such injuries to persons or property are claimed to be due to negligence of the Contractor, Tenant, Landlord or any other party entitled to be indemnified as aforesaid except to the extent specifically prohibited by law (and any such prohibition shall not void this agreement but shall be applied only to the minimum extent required by law).

2.	Contractor shall provide and maintain at its own expense, until completion of Work, the following insurance:

a.
Workers’ Compensation and Employers’ Liability Insurance covering each and every worker employed in, about or upon the Work, as provided for in each and every statute applicable to Workers’ Compensation and Employers’ Liability Insurance.

b.
Commercial General Liability Insurance Including Coverage for Completed Operations, Broad Form Property Damage “XCU” exclusion if any deleted, and Contractual Liability (to specifically include coverage for the indemnification clause of this Agreement) for not less than the following limits.

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Combined Single Limit Bodily Injury and Property Damage Liability:	$10,000,000 (written on a per occurrence basis)

c.	Commercial Automobile Liability Insurance (covering all owned, non- owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits.

Bodily Injury:	$5,000,000 per person
$5,000,000 per occurrence
Property Damage:	$5,000,000 per occurrence
Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days prior written notice of the cancellation of any of the foregoing policies.

3.	Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

a.	Commercial General Liability Insurance Including Protective and Contractual Liability Coverage with limits of liability at least equal to $5,000,000 (written on a per occurrence basis).

b.	Commercial Automobile Liability Insurance (covering all owners, non- owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits.

Bodily Injury:	$5,000,000 per person
$5,000,000 per occurrence
Property Damage:	$5,000,000 per occurrence

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Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.
Agreed to and executed this ______ day of _________________, 20___.

Landlord:	Contractor:

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EXHIBIT E
HVAC SPECIFICATIONS
So long as (a) the Premises are not occupied by more than one (1) person per one hundred and twenty-five (125) usable square feet, (b) the Premises’ connected electrical load does not exceed five (5.0) watts demand load per usable square foot, and (c) Venetian blinds on each window in the Premises are used in accordance with Landlord’s reasonable rules and regulations, then:
(i)    The base Building HVAC system will maintain in the summer a maximum 75o F dry bulb temperature and a maximum 50% relative humidity when the outdoor air temperature does not exceed 91o F dry bulb and 75o F wet bulb;
(ii)    The base Building HVAC system will maintain in the winter a minimum 70o F dry bulb temperature when the outdoor air temperature is not less than 5o F, and
(iii)    The base Building HVAC system will maintain inside humidity, when outside temperature is between 5o and 65o F dry bulb, between a minimum of 30% and a maximum of 50% (so as not to cause condensation on windows).
Without regard to requirements (a) – (c) above, the base Building HVAC system will introduce outdoor air into the Premises for ventilation at a minimum rate of .13 cfm per usable sq. ft. of the Premises and at a maximum temperature of 56.8o F dry bulb and 56.7o F wet bulb during a cooling cycle and a minimum temperature of 40o F during a heating cycle.
As of the Commencement Date, (w) floor fan(s) having a 50,000 cfm capacity shall serve the Ninth Floor Premises, (x) floor fan(s) having a 43,500 cfm capacity shall serve the Tenth Floor Premises, (y) floor fan(s) having a 45,000 cfm capacity shall serve the Eleventh Floor Premises, and (z) floor fan(s) having a 45,000 cfm capacity shall serve the twelfth (12th) floor of the Building (including, without limitation, the Twelfth Floor Premises).

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EXHIBIT F
STANDARD CLEANING SPECIFICATIONS
A.Premises Cleaning Specifications:
1.    Daily/Nightly
a)    Empty and clean all waste receptacles nightly and remove waste paper and waste materials from the Premises.
b)    Remove recycling materials when said container is full.
c)    Carpet sweep all carpeted main traffic and use areas, including conference rooms, reception areas, interior stairwells, hallways and corridors with the exception of individual offices.
d)    Wash and clean all water fountains and coolers.
e)    Dust the interior of all waste disposal cans and baskets nightly; damp-dust as necessary.
f)    Broom sweep and/or dust mop all hard surface flooring for proper collection of loose debris and dust.
g)    Assure that all designated locked doors are closed after the area has been cleaned.
h)    Activate all alarm systems as instructed by Tenant (if applicable).
i)    Arrange chairs at desks and in at conference room tables and turn off lights upon exiting.
j)    Dust and wipe clean with damp or treated cloth all office furniture, files and cubicle partition tops without moving papers.
k)    Remove all finger marks and smudges from all vertical surfaces, including doors, door frames, around light switches, private entrance glass and partitions, up to arms reach.
l)    Damp wipe and polish all glass furniture tops.
m)    Sweep and wash all lavatory floors, using proper disinfectants with special attention to detail to ensure edges from floor to wall are clean. Wash and polish all mirrors, powder shelves, bright work and enameled surfaces.

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n)    Scour, wash and disinfect all basins, bowls and urinals.
o)    Wash all toilet seats nightly, on both sides.
p)    Empty paper towel receptacles, replace toilet tissue, seat covers and hand towels and refill soap and lotion dispensers (at Tenant’s cost).
q)    Empty sanitary napkin receptacles and replace sanitary napkins in dispensers, if any have been provided by Tenant (at Tenant’s cost).
r)    Clean and damp wipe all waste receptacles and remove refuse.
s)    Wash all walls from top to bottom.
t)    Thoroughly polish all wall tiles and stall surfaces as often as necessary.
u)    Wipe and polish all mirrors, powder shelves, towel dispensers, receptacles and any other metal accessories.
v)    Damp wipe all metal toilet partitions and tiled walls, using approved germicidal solution, if necessary.
w)    Clean drinking fountains (twice daily).
2.    Weekly
a)    Vacuum all carpets using dual motor high filtration vacuums.
b)    Dust and wipe clean chair bases and arms, telephones, cubicle shelves, window sills, ledges and all other horizontal surfaces as needed to maintain a clean appearance, without moving papers.
c)    Edge vacuum all carpeted areas, as needed.
3.    Quarterly
Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.
B.    Exterior Windows:
Wash and clean the interior and exterior of all perimeter windows two (2) times per year.

2

EXHIBIT G
FORM OF LETTER OF CREDIT
[ISSUING BANK]
[Date]
BENEFICIARY:
BOP One North End LLC
c/o Brookfield Financial Properties, L.P.
250 Vesey Street, 15th Floor
New York, New York 10281-1023
Attention: General Counsel
Ref: Irrevocable Letter of Credit No. __________
Ladies and Gentlemen:
By order of our client, KCG HOLDINGS, INC., a Delaware corporation, having an address at 545 Washington Boulevard, Jersey City, New Jersey 07310, we hereby open in your favor our clean irrevocable Letter of Credit No. __________ for the aggregate sum of [__________] United States Dollars, (U.S. $______________), effective immediately and expiring at our ________________, New York, New York office on [Insert Expiration Date] or any automatically extended date.
Funds under this Letter of Credit are available to you against presentation of the original of this Letter of Credit and your sight draft(s) drawn on us marked “drawn under Irrevocable Letter of Credit No. __________ dated [Insert date of this Letter of Credit]”, which may be presented in person at our office listed above [or by facsimile transmitted to ____________________].
Partial and multiple draws under this Letter of Credit are permitted.
It is a condition of this Letter of Credit that it shall be deemed automatically extended without amendment for one year from the present or any future expiration date hereof, unless not less than sixty (60) days prior to any such date we shall notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period. Upon receipt by you of such notice, you may draw hereunder by means of your draft on us at sight, accompanied by the original Letter of Credit.
This Letter of Credit sets forth the full terms of our understanding and shall not in any way be modified, amended, or amplified by reference to any other document, instrument, or agreement which is not signed by our duly authorized officer.
The request for payment under this Letter of Credit shall be final and conclusive for all purposes without verification by us and shall not be subject to refutation, denial or contest.

1

This Letter of Credit is transferable in whole but not in part by the beneficiary upon notice to the undersigned, without charge. Requests for transfer will be [in the form of Annex A attached hereto,] duly completed by an officer of your company and accompanied by the original of this Letter of Credit.
If we receive your sight draft as mentioned above, in accordance with the terms and conditions of this Letter of Credit, we will promptly honor the same.
This Letter of Credit is subject to the International Standby Practices (ISP98), International Chamber of Commerce, Publication No. 590, shall be deemed to be a contract made under, and as to matters not governed by the UCP, shall be governed by and construed in accordance with the laws of the State of New York and applicable U.S. Federal Law.
[Name of Bank]
By:    __________________________
Authorized Signature
Title:
[ANNEX A TO BE ADDED BY ISSUING BANK, IF REQUIRED]

2

EXHIBIT H
LANDLORD’S WORK

Landlord, at Landlord’s expense (except to the extent otherwise set forth below), shall perform or cause to be performed in compliance with all Legal Requirements the following work:

1.
Deliver the floor slabs in the Premises stripped of any nails, screws, adhesives and all penetrations, core drilled holes and riser shafts (it being agreed that the same shall be patched and fire stopped), in a condition ready for the installation of Tenant’s raised flooring (it being agreed that such flooring shall be raised between 6.25” and 8.0”).

2.
Demise the Twelfth Floor Premises as shown on Exhibit B-4 and install a common corridor on the twelfth (12th) floor of the Building as shown on Exhibit B-4. Landlord shall provide Tenant with points of connection to the Building HVAC System, including any supply and return duct penetrations through the demising wall and common corridor. All other base Building systems (including the class E system connection point) shall be available on the 12th floor for Tenant to make its connections.

3.
On the twelfth (12th) floor of the Building, (i) install materials and finishes as required to place the common corridor in Building-standard condition (i.e., such that Landlord shall use materials and finishes substantially similar to those found in the common corridor on the twenty-sixth (26th) floor of the building located in the Project at 250 Vesey Street as of the date of this Lease) and (ii) install Building-standard ADA compliant men’s and women’s core restrooms using new fixtures and finishes substantially similar to those installed in the men’s and women’s core restrooms on the twenty-sixth (26th) floor of the building located in the Project at 250 Vesey Street as of the date of this Lease (collectively, the “Twelfth Floor Common Area Work”). Landlord and Tenant agree that, notwithstanding anything to the contrary set forth herein, Landlord will perform the Twelfth Floor Common Area Work after the Commencement Date, simultaneously with Tenant’s performance of the Initial Tenant Work.

4.
Cause the base Building HVAC system to provide heating, ventilation and air-conditioning to each Floor of the Premises and cause the same to be connected to the Building Generators as more particularly set forth in Article 38.

5.
Provide shaft space for Tenant’s installation of, or access for Tenant to perform core drilling for, all risers permitted in accordance with Section 14.08 of this Lease as more particularly shown hatched on Exhibit H-1 annexed hereto.

6.
Provide a valved and capped outlet on each Floor of the Premises for Tenant’s supplementary HVAC connection to the base Building chilled water riser (it being agreed that Tenant shall have the right to reconfigure such taps as necessary, without any connection fees or reconfiguration fees).

1

7.	Clean all base Building floor fans and deliver the same in working order.

8.	Place the base Building exhaust system serving the core restrooms of the Building in working order.

9.	Furnish the base Building BMS in condition for connection by Tenant (in accordance with Section 14.08).

11.
Replace all outside air filters serving the Premises with MERV 13 Final Filters and deliver the base Building ventilation system with the ability to accommodate Tenant-installed floor-by-floor demand controlled ventilation. Landlord and Tenant agree that, notwithstanding anything to the contrary set forth herein, Landlord will replace such filters in accordance with the foregoing sentence after the Commencement Date, within thirty (30) days after Tenant’s written notice requesting the same, provided that Tenant shall give Landlord reasonable access to the Premises to perform such work.

12.
With respect to the ninth (9th) floor of the Building, (i) remove excess ninth (9th) floor return duct in the northwest corner and (ii) reconfigure the return air duct assembly located in the ninth (9th) floor ceiling plenum which services the eighth (8th) floor in the northwest corner of the ninth (9th) floor so that it is tight to the demising wall and base building slab and under floor/ceiling.

2

EXHIBIT H-1
TENANT’S RISER PLAN

'B' FEEDERS (8–4" CDT) FROM GROUND FLOOR SWITCHGEAR ROOM UP TO EXISTING RISER SHAFT ON 4TH FLOOR. BUILDING TO CONFIRM THAT CONDUIT WILL BE ALLOWED TO RUN VERTICALLY IN THE STAIRWELL FROM GROUND FLOOR UP TO 4TH FLOOR SHAFT. PULL BOXES & VERT CDT SUPPORTS AS REQUIRED
55"W x 9"D CONDUIT BANK
'B' FEEDERS
(1) 2500AT FEED
BASE BUILDING SWITCHGEAR ROOM
42"W x 24"D CONDUIT BANK
'A' FEEDERS
(1) 2500AT FEED
(1) 1200AT FEED
CONDUIT FOR CONTROLS/BMS
Need load letter to confirm tenants required electrical needs
55 GALLON DRUM (FOR CONTAINMENT)
ACCESS DOOR.
DUPLEX OIL PUMP SET
NEW OIL TANK ROOM. 30" CLEAR ON ALL SIDES OF TANK. 2 HR RATED WALLS BY LL, WITH EPOXY SEAL. TANK SHALL BE A MINIMUM OF 7500 USABLE GAL. MAXIMUM SIZE OF TANK WILL DEPEND ON ACTUALLY SPACE AVAILABLE.
38'X15' FUEL OIL TANK AND PUMP ROOM.
8'X8'X18 FUEL OIL TANK 7,500 GALLON MINIMUM
FUEL OIL PUMP CONTROL PANELS ON WALL
ELECTRICAL PANEL
RATED ENCLOSURE FOR F.O. PIPING
ELEC CONDUIT RISER 'A' FEEDERS UP TO 9TH FLOOR WITH PULL BOXES & VERT. CDT SUPPORTS AS REQUIRED
'A'
TANK ALARM LEVEL INDICATOR
F.O.V.
F.O. FILL LOCATION APPX. 30" ABOVE GRADE
ABOVE CEILING
F.O.S. & F.O.R. WITH DOUBLE WALL CONTAINMENT IN RATED ENCLOSURE.
REINFORCED CONCRETE BASE
EXTERNAL LADDER WITH HANDRAIL
NEW ACCESS HATCH LOCATION
ALL HORIZONTAL ROUTINGS ARE APPROXIMATE LOCATIONS AND TO BE DETERMINED DURING DESIGN.
ALL HORIZONTAL ROUTINGS ARE APPROXIMATE LOCATIONS AND TO BE DETERMINED DURING DESIGN.
+ Vertical

all exterior work is subject to BPCA approval

**VANDERWEIL**

R.G. Vanderweil Engineers, LLP
274 Summer Street
Boston, MA 02210
617.423.7423 TEL
617.423.7401 FAX
vanderweil.com

| | |
|---|---|
| Project | KCG NEW YORK CITY |
| Title | GROUND FLOOR PLAN |
| Scale | 1/16"=1'-0" |
| Date | 07/02/15 |
| Number | SKM-1 |

ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE

1

'B' FEEDERS FROM GROUND FLOOR SWITCHGEAR ROOM UP TO 9TH FLOOR. FEEDERS SHALL BE INSTALLED IN EXISTING RISER SPACE IN STAIRWELL.
FUEL OIL PIPING ENCLOSURE UP TO 10TH FLOOR TO BE OFFSET ON THE 10TH FL FOR FINAL RISE TO ROOF.
FUEL OIL PIPING IN 2 HOUR RATED ENCLOSURE IN CEILING.
FUEL OIL PIPING DN TO 1ST FLOOR
ELEC CONDUITS – 'A' FEEDERS PLUS CONTROL WIRING CDT FROM GROUND FLOOR SWITCHGEAR ROOM.

ALL HORIZONTAL ROUTINGS ARE APPROXIMATE LOCATIONS AND TO BE DETERMINED DURING DESIGN.

VANDERWEIL
R.G. Vanderweil Engineers, LLP
274 Summer Street
Boston, MA 02210
617.423.7423 TEL
617.423.7401 FAX
vanderweil.com

| | |
|---|---|
| Project | KCG NEW YORK CITY |
| Title | 9TH FLOOR PLAN |
| Scale | 1/16"=1'-0" |
| Date | 07/02/15 |
| Number | SKM-2 |

ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE

2

FUEL OIL PIPING ENCLOSURE
UP TO 15TH FLOOR
FUEL OIL SUPPLY ROUTED
ABOVE CEILING IN 2 HR
RATED ENCLOSURE.
FUEL OIL PIPING DOWN
TO 9TH FLOOR
ALL HORIZONTAL ROUTINGS ARE
APPROXIMATE LOCATIONS AND TO
BE DETERMINED DURING DESIGN.

**VANDERWEIL**
R.G. Vanderweil Engineers, LLP
274 Summer Street
Boston, MA 02210
617.423.7423 TEL
617.423.7401 FAX
vanderweil.com

| | |
|---|---|
| Project | KCG NEW YORK CITY |
| Title | 10TH FLOOR PLAN |
| Scale | 1/16"=1'-0" |
| Date | 07/02/15 |
| Number | SKM-3 |

ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE

3

Wall to be installed at LL expense
IT space
LL space
ELEC PULL BOX
OUTLINE OF EXISTING SHAFTWAY. REQUIRED OPENING FOR CONDUIT FROM ROOF DOWN TO ALL KCG FLOORS – 42"W x 37"D. FLOOR OPENINGS AS SHOWN TO BE VERIFIED IN FIELD. EXACT PULLBOX REQUIREMENTS TBD. CONDUIT ARE FOR GENERATOR SIDE FEEDERS OF ATS'S SERVING UPS SYSTEMS, SUPPLEMENTAL AHU'S/CRAH'S/FCU'S, TENANT FLOOR LOADS, AND CONTROL/BMS CONDUIT
OLD KITCHEN EXHAUST RISER (2) DUCTS 24X36, 26X24 TO BE REMOVED BY L.L., FROM THE 10TH FLOOR TO ROOF. SHAFT SHALL BE EXPANDED TO MAXIMUM CLEAR DIMENSION TO ALLOW NECESSARY SPACE FOR CHILLED WATER PIPING AND CONDUIT FROM THE ROOF DOWN TO ALL KCG FLOORS.
FROM GPS DOWN TO LOWER FLOORS 42" X 27"CDT BANK
NEW GEN. PAR. SWGR ROOM BY LL 33' x 28' ROOM.
FUEL OIL PIPING RUN AT CEILING IN 2 HR RATED ENCLOSURE.
CDT RISER TO 10TH FLOOR
FUEL OIL PIPING ENCLOSURE DN TO 10TH FLOOR
LL needs more information
LL to deliver in As-Is condition, Work to be done at IT expense
275 GAL FUEL OIL DAY TANK
(E) BUILDING LOAD BANKS
GENERATOR OUTPUT CONDUITS (24" X 12"CDT BANK EACH)
10" CHWS/R
UPS CONNECTION TO LOAD BANK (24" x 6")
NEW KCG GEN ROOM 31' x 27'
CHILLER 1
(E) BUILDING GEN ROOM
CHILLER 2
GPS CONNECTION TO LOAD BANK (24" x 6")
LOAD BANK WITH DUAL FEEDS FROM GPS AND UPS
ALL HORIZONTAL ROUTINGS ARE APPROXIMATE LOCATIONS AND TO BE DETERMINED DURING DESIGN.

**VANDERWEIL**

R.G. Vanderweil Engineers, LLP
274 Summer Street
Boston, MA 02210

617.423.7423 TEL
617.423.7401 FAX
vanderweil.com

| | |
|---|---|
| Project | KCG NEW YORK |
| Title | ROOF FLOOR PLAN |
| Scale | 1/16"=1'-0" |
| Date | 07/02/15 |
| Number | SKM-4 |

ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE

4

EXHIBIT I
FORM OF COMMENCEMENT DATE AGREEMENT
THIS AGREEMENT (this “Commencement Date Agreement”) made as of the ____ day of __________, 20__, between BOP ONE NORTH END LLC, a Delaware limited liability company, having an address c/o Brookfield Financial Properties, L.P., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, as landlord (“Landlord”), and KCG HOLDINGS, INC., a Delaware corporation, having an address at Brookfield Place, 300 Vesey Street, New York, New York 10282, as tenant (“Tenant”).
W I T N E S S E T H :
WHEREAS, Landlord and Tenant have entered into a lease, dated as of __________ __, 2015 (the “Lease”), pursuant to which Landlord leased to Tenant certain space in the building located at 300 Vesey Street (a/k/a One North End Avenue), New York, New York, as more fully described in the Lease; and
WHEREAS, pursuant to the provisions of the Lease, the parties agreed to execute a written agreement confirming the Commencement Date, the Rent Commencement Date and the Expiration Date.
NOW, THEREFORE, Landlord and Tenant hereby confirm that:
(i)    The Commencement Date is __________ ____, 20__;
(ii)    The Rent Commencement Date is __________ ____, 20__; and
(iii)    The Expiration Date is __________ ____, 20__.
*    *    *

1

IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Commencement Date Agreement as of the day and year first above written.
LANDLORD:
BOP ONE NORTH END LLC
By:
Name:
Title:
TENANT:
KCG HOLDINGS, INC.
By:
Name:
Title:

2

EXHIBIT J
FORM OF LENDER SNDA

SUBORDINATION, NONDISTURBANCE
AND ATTORNMENT AGREEMENT
THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is made as of ________ ___, 2015, and between ROYAL BANK OF CANADA, as administrative agent for (and for the benefit of) itself and one or more co-lenders (together with its successors, assigns and/or affiliates in such capacity as administrative agent, and together with any other holder of the Mortgage Instruments (defined below) from time to time, “Agent”), having an address at 20 King Street West, 4th Floor, Toronto, Ontario M5J 1C4, and KCG HOLDINGS, INC., a Delaware corporation (“Tenant”), having an office at 545 Washington Boulevard, Jersey City, New Jersey 07310.
RECITALS:
A.    Tenant is the holder of a subleasehold estate (the “Premises”) in a portion of that building (the “Building”) having an address at 300 Vesey Street (a/k/a One North End Avenue), New York, New York, located on the land described on Exhibit A annexed hereto, under and pursuant to the provisions of that certain Lease dated as of July ___, 2015 (as modified from time to time, the “Lease”), between BOP ONE NORTH END LLC, a Delaware limited liability company (together with any successor landlord other than an Acquiring Party, “Landlord”), as landlord, and Tenant, as tenant;
B.    Landlord is the tenant, as successor-in-interest to New York Mercantile Exchange, Inc., under that certain Ground Lease dated May 18, 1995 and recorded in the Office of the City Register for New York County, New York on May 31, 1995 in Reel 2211 at Page 1446, as amended by that First Amendment to Ground Lease, made as of November 25, 2013, a memorandum of which was recorded in the Office of the City Register for New York County, New York on December 13, 2013 at CRFN 2013000514033 (as the same may be further modified, amended and restated from time to time, the “Ground Lease”), between Landlord and Battery Park City Authority, a public benefit corporation under the laws of the State of New York, as landlord;
C.    Agent has made one or more loans to Landlord evidenced by, among other documents, one or more loan agreements (the “Loan Agreements”);
D.    The leasehold estate of Landlord as tenant under the Ground Lease and certain property owned by Landlord located thereon (collectively, the “Property”) is encumbered by certain mortgages or similar security agreements (collectively, the “Mortgage Instruments”) made by Landlord in favor of Agent; and

E.    Tenant has agreed to subordinate the Lease to the Mortgage Instruments and to the lien thereof, and Agent has agreed to grant non-disturbance to Tenant under the Lease, both on the terms and conditions hereinafter set forth.
AGREEMENT:
NOW, THEREFORE, the parties hereto mutually agree as follows:
1.Subordination. The Lease shall be subject and subordinate in all respects to the lien and terms of the Mortgage Instruments, to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements and extensions thereof.
2.Nondisturbance. So long as no Event of Default (under and as defined in the Lease) shall have occurred and be continuing, Agent agrees for itself and its successors in interest and for any other person acquiring title to the Property through a Foreclosure (any of the foregoing which acquires title to the Property being an “Acquiring Party”), that (i) Tenant’s possession of the Premises and rights under the Lease will not be disturbed during the term of the Lease, as said term may be extended pursuant to the terms of the Lease or as said Premises may be expanded as specified in the Lease, (ii) the Lease will not be terminated or affected thereby but shall continue in full force and effect, and (iii) subject to the provisions of Sections 3 and 4 hereof, Acquiring Party will be bound by all obligations of landlord under the Lease. If any action or proceeding is commenced by the Agent to foreclose the Mortgage Instruments, the Tenant shall not be named as a party in any such action nor shall the Tenant be named a party in connection with any sale of the Property or any portion thereof, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale the Lease shall be in full force and effect (unless applicable Laws require the Tenant to be made a party thereto as a condition to proceeding against the Landlord or protecting such rights and remedies, in which case the Agent may join the Tenant as a defendant in such action only for such purposes and not to terminate the Lease). For purposes of this Agreement, a “Foreclosure” shall include (but not be limited to) a foreclosure of the Mortgage Instruments pursuant to New York law, a sheriff’s or trustee’s sale under the power of sale contained in the Mortgage Instruments, the termination of the Ground Lease and any other transfer of the Landlord's interest in the Property under peril of foreclosure of the Mortgage Instruments, including, without limitation to the generality of the foregoing, a deed, assignment or sale in lieu of foreclosure.
3.Attornment. Tenant agrees to attorn to, accept and recognize any Acquiring Party as the landlord under the Lease pursuant to the provisions expressly set forth therein for the then remaining balance of the term of the Lease, and any extensions thereof as made pursuant to the Lease. The foregoing provision shall be self-operative and shall not require the execution of any further instrument or agreement by Tenant as a condition to its effectiveness. Tenant agrees, however, to execute and deliver, at any time and from time to time, upon the request of the Agent or any Acquiring Party any reasonable instrument which may be necessary or appropriate to evidence such attornment, such instrument to be consistent with this Agreement and reasonably acceptable to Tenant.

4.No Liability. Notwithstanding anything to the contrary contained herein or in the Lease, it is specifically understood and agreed that neither the Agent, any receiver nor any Acquiring Party shall be:
(a)liable for any act, omission, negligence or default of any prior landlord (other than to cure defaults of a continuing nature with respect to the maintenance, restoration, or repair of the Premises or the Property); provided, however, that any Acquiring Party shall be liable and responsible for the performance of all covenants and obligations of landlord under the Lease accruing from and after the date that the Acquiring Party takes title to the Property; or
(b)subject to any defenses or, subject to Tenant's set-off rights, counterclaims which Tenant might have against Landlord; or
(c)bound by any Base Rent or Additional Rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to Landlord, unless actually received by Agent or such Acquiring Party; or
(d)liable or responsible for or with respect to the retention, application and or/return to the Tenant of any security deposit paid to Landlord, unless and until Agent or such Acquiring Party has actually received for its own account as landlord the full amount of such security deposit; or
(e)subject to Tenant's set-off rights, bound to make any payment to Tenant which was required under the Lease or otherwise, to be made prior to the time the Acquiring Party takes title to the Property.
Notwithstanding any other provision of this Agreement to the contrary (i) Tenant reserves its rights to any and all claims or causes of action against Landlord for prior losses or damages and against the Acquiring Party (and its successors and assigns) for all losses or damages arising from and after the date the Acquiring Party takes title to the Property that are a result of the acts or omissions of the Acquiring Party, and (ii) nothing herein shall be deemed to constitute a waiver of, and Tenant shall in all events be entitled to exercise, Tenant's rights of self-help and of setoff against Base Rent and Additional Rent as provided in the Lease, regardless of when the Landlord default giving rise to Tenant's rights of self-help and/or setoff may have occurred.
5.Rent. Tenant has notice that the Lease and the rents and all other sums due thereunder ("Rent") have been assigned to Agent as security for the loan secured by the Mortgage Instruments. In the event Agent notifies Tenant of the occurrence of an Event of Default under the Mortgage Instruments and demands that Tenant pay Rent then due or to become due under the Lease directly to Agent, Tenant shall honor such demand and pay Rent directly to Agent or as otherwise authorized in writing by Agent. Landlord hereby irrevocably authorizes Tenant to make payments of Rent to Agent upon such notice and demand, and agrees that Tenant shall receive credit for all such payments made to Agent as payments of Rent under the Lease.
6.Agent to Receive Notices. Tenant shall notify Agent of any default by Landlord under the Lease which would entitle Tenant to cancel or terminate the Lease or to an abatement of the rents, additional rents or other sums payable thereunder, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation or termination thereof shall be effective unless Agent shall have received written notice of the default giving rise to such cancellation and shall have failed within thirty (30) days after the grace period provided Landlord under the Lease to cure such default, provided that such grace period shall not limit or prevent Tenant from exercising its rights under Article 40 (self help) of the Lease.
7.Insurance Proceeds. If Landlord is obligated to restore the Building under the terms of the Lease if insurance proceeds are available, Agent will allow such proceeds to be used for such purpose, subject to the terms of the Loan Agreements, unless the Landlord is in default under the Mortgage. If Landlord is in default under the Mortgage and insurance proceeds are not made available to Landlord to restore the Building, Tenant shall have the right to exercise its remedies as set forth in the Lease.
8.Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) 1 Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) 3 Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at its address set forth above, and:

If to Tenant:	KCG Holdings, Inc. 545 Washington Boulevard Jersey City, New Jersey 07310 Attention: Legal Department
With copies of all notices to: Kasowitz, Benson, Torres & Friedman LLP 1633 Broadway New York, New York 10019 Attention: Adam M. Endick, Esq.
if to Agent:	Royal Bank of Canada 20 King Street West, 4th Floor Toronto, Ontario M5H 1C4 Attn: Manager, Agency Services Group
with copies to:	Royal Bank of Canada 200 Bay Street – Royal Bank Plaza South Tower, 12th Floor Toronto, Ontario M5J 2W7 Attn: Jamie Cameron

and Hunton & Williams LLP 200 Park Avenue New York, New York 10166 Attention: Brett L. Gross, Esq.

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Paragraph 8, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in Chicago, Illinois. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.
9.Successors. The obligations and rights of the parties pursuant to this Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representatives of the respective parties, including, without limitation, trustees, credit enhancers, servicers or purchasers of securities in connection with a securitization of all or any part of the loan made by Agent to Landlord. In addition, each party acknowledges that all references herein to Landlord shall mean the owner of the landlord's interest in the Lease, even if said owner shall be different than the Landlord named in the Recitals.
10.Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.
11.Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to conflict of law principles.
12.Recordation. The parties shall cooperate to record this Agreement at Tenant's expense. Without limiting the previous sentence, the parties shall promptly upon request sign and acknowledge all affidavits, tax returns, and other documents necessary or appropriate to allow this Agreement to be recorded.
13.Limitations on Agent’s Liability. In no event shall Agent or any purchaser of the Property at foreclosure sale or any grantee of the Property named in a deed-in-lieu of foreclosure, nor any heir, legal representative, successor, or assignee of Agent or any such purchaser or grantee (collectively the Agent, such purchaser, grantee, heir, legal representative, successor or assignee, the "Subsequent Landlord") have any personal liability for the obligations of Landlord under the Lease and should the Subsequent Landlord succeed to the interests of the Landlord under the Lease, Tenant shall look only to the estate and property of any such Subsequent Landlord in the Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by any Subsequent Landlord as landlord under the Lease, and no other property or assets of any Subsequent Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease; provided, however, that the Tenant may exercise any other right or remedy provided thereby or by law in the event of any failure by Subsequent Landlord to perform any such material obligation.
[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Agent and Tenant have duly executed this Agreement as of the date first above written.

AGENT: ROYAL BANK OF CANADA By: Name: Title:

TENANT: KCG HOLDINGS, INC., a Delaware corporation By: Name: Title:

The undersigned as the Landlord named in the Recitals or as successor thereto hereby accepts and agrees to be bound by the provisions of Paragraph 5 hereof.

LANDLORD:

BOP ONE NORTH END LLC, a Delaware limited liability company

By:
Name:
Title:

ACKNOWLEDGMENT FOR AGENT
PROVINCE OF ONTARIO    )
    ) ss.:
CITY OF ONTARIO    )
On the ____ day of ____, in the year 20___, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

ACKNOWLEDGMENT FOR TENANT
STATE OF NEW YORK    )
    ) ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 20___, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

ACKNOWLEDGMENT FOR LANDLORD
STATE OF NEW YORK    )
    ) ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 20___, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

EXHIBIT A
Land
ALL that certain plot, piece or parcel of land situate, lying and being in the BOROUGH OF MANHATTAN, CITY OF NEW YORK and STATE OF NEW YORK, and being a part of BATTERY PARK CITY NORTH, and more particularly bounded and described as follows:
BEGINNING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE;
1.    THENCE,
South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 286.17 feet to a point designating the division line between Buildable Area on the north, and No Build Area on the south;
2.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 95.00 feet to the intersection of the easterly face of the Esplanade platform;
3.    THENCE,
North 21° 05’ 00” West along the easterly face of said platform, forming an interior angle of 112° 57’ 50” from the preceding course, a distance of 151.36 feet to a point of curvature;
4.    THENCE,
along the arc of a curve bearing to the right having a radius of 283.84 feet and arc length of 105.75 feet to a point of tangency of said curve;
5.    THENCE,
North 1° 52’ 50” East along the tangency of said curve, a distance of 43.87 feet to the intersection of the most southerly line of VESEY PLACE south of its traffic island;
6.    THENCE,
South 88° 07’ 10” East along said most southerly line of VESEY PLACE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 174.96 feet to the point of BEGINNING, containing 42,334 square feet or 0.972 acres more or less.
EXCEPTING THEREFROM part of an Easement for Sidewalk Purposes being limited in the vertical plane, the lower limit being at grade and the upper limit being at fourteen and one half (14.5) feet above grade, and more particularly bounded and described as follows:

10

1.
COMMENCING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE; THENCE, South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 196.00 feet to the point of BEGINNING;

2.    THENCE,
South 1° 52’ 50” West continuing along the westerly line of NORTH END AVENUE, a distance of 90.17 feet to a point designating the division line between Buildable Area on the north and No Build Area on the south;
3.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to a point;
4.    THENCE,
North 1° 52’ 50” East through Parcel 15 Buildable Area, fifteen (15) feet offset and parallel to NORTH END AVENUE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 90.17 feet to a point;
5.    THENCE,
South 88° 07’ 10” East continuing through Parcel 15 Buildable Area, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to the point of BEGINNING, containing 1,353 square feet or 0.031 acres more or less.

11

EXHIBIT K
GROUND LESSOR’S NON-DISTURBANCE,
RECOGNITION AND ATTORNMENT AGREEMENT

AGREEMENT dated as of the ___ of ________________, 2015 between BATTERY PARK CITY AUTHORITY, d/b/a “The Hugh L. Carey Battery Park City Authority,” a public benefit corporation under the laws of the State of New York, having an office at Brookfield Place, 200 Liberty Street, 24th Floor, New York, New York 10281 (hereinafter called the “Lessor”), BOP ONE NORTH END LLC, a Delaware limited liability company, having an office c/o Brookfield Financial Properties, L.P., 250 Vesey Street, 15th Floor, New York, New York 10281-1023 (hereinafter called the “Lessee”) and KCG HOLDINGS, INC., a Delaware corporation, having an address at Brookfield Place, 300 Vesey Street, New York, New York 10282 (hereinafter called the “Subtenant”).

W I T N E S S E T H:
WHEREAS,
A.    Lessor is the landlord under that certain Ground Lease dated May 18, 1995 and recorded in the Office of the City Register for New York County, New York on May 31, 1995 in Reel 2211 at Page 1446, as amended by that First Amendment to Ground Lease, made as of November 25, 2013, a memorandum of which was recorded in the Office of the City Register for New York County, New York on December 13, 2013 at CRFN 2013000514033 (as further modified, amended and restated from time to time, the “Ground Lease”), currently by and between Lessee (as successor-in-interest to New York Mercantile Exchange, Inc.), as tenant, and Lessor, as landlord, encumbering the land commonly known as Block 16, Lot 225 on the Tax Map of the Borough of Manhattan in the City, County and State of New York, having an address at 300 Vesey Street (a/k/a One North End Avenue), New York, New York (as more particularly described on Exhibit A annexed hereto, the “Property”).
B.    Lessee entered into a sublease dated as of the ___ day of ____________, 2015 with Subtenant, whereby Lessee leased to Subtenant certain portions (the “Subleased Premises”) of a building constructed by Lessee on the Property (such sublease, as amended to date and as it may be hereafter amended from time to time, with the written consent of Lessor to the extent required, being herein called the “Sublease”).
NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties hereto agree as follows:
1.    All terms used in this Agreement which are defined in the Ground Lease shall have the respective meanings set forth in the Ground Lease, unless any such term or terms are defined otherwise in this Agreement.

1

2.    Lessor agrees that so long as no default exists under the Sublease which would permit Lessee to terminate the Sublease or to exercise any dispossess remedy provided for in the Sublease:
(a)    Subtenant shall not be named or joined as a party defendant in any action, suit or proceeding which may be instituted or taken by Lessor to enforce the performance or observance by Lessee of the provisions of the Ground Lease and/or to recover damages for breach thereof by reason of the occurrence of any Event of Default under the Ground Lease;
(b)    Subtenant shall not be evicted from the Subleased Premises, nor shall the Sublease be cut off or terminated, nor shall Subtenant’s possession under the Sublease be disturbed in or as a result of any such action, suit or proceeding; and
(c)    In the event the Ground Lease shall terminate as a result of any Event of Default thereunder or otherwise, Lessor shall recognize the rights of Subtenant under the Sublease (except as provided to the contrary in Paragraph 3 of this Agreement).
3.    If at any time Lessor shall succeed to the rights of Lessee as lessor under the Sublease as a result of any Event of Default on the part of Lessee under the Ground Lease or otherwise, and if no default then exists under the Sublease which would permit the lessor thereunder to terminate the Sublease or to exercise any dispossess remedy provided for in the Sublease, then (i) the Sublease shall not terminate, (ii) Subtenant shall attorn to and recognize Lessor as Subtenant’s lessor under the Sublease, and (iii) Lessor shall accept such attornment and recognize Subtenant as the lessee under the Sublease. Upon such attornment and recognition, each of which shall be self-operative except as hereinafter specifically provided in this Paragraph 3, the Sublease shall continue in full force and effect as, or as if it were, a direct lease between Lessor and Subtenant upon all of the then executory terms, conditions and covenants (including, without limitation, any right under the Sublease on the part of Subtenant to extend the term of the Sublease or to lease additional space or to contract its space) as are set forth in the Sublease and which shall be applicable after such attornment, except that neither Lessor, nor anyone claiming by, through or under Lessor (both Lessor and successor, collectively, sometimes hereinafter called, “Successor”), shall be:
(a)    liable for any act or omission of any prior landlord (including, without limitation, the then defaulting landlord), provided that the foregoing shall not relieve Successor from the landlord obligations under the Sublease in respect to services, repairs, maintenance and restoration;
(b)    subject to any offsets or defenses which the Subtenant may have then accrued against any prior landlord (including, without limitation, the then defaulting landlord) except (i) offsets for unpaid installments of the Work Allowance and Restroom Allowance (as such terms are defined in the Sublease) as expressly set forth in Section 7.01(f) and Section 7.02(f) of the Sublease (to the extent not already credited to Subtenant by a prior landlord or by Lessor) and (ii) offsets for unpaid rent by a sub-subtenant following a prior landlord’s exercise of Landlord’s Recapture Option (as defined in the Sublease) as expressly set forth in Section 10.08(f)(vi) of the Sublease. Notwithstanding the foregoing, Successor shall not be subject to any Sublease provision relating to the payment or offset of interest;

2

(c)    bound by any payment of rent which the Subtenant might have made for more than one (1) month in advance to any prior landlord (including, without limitation, the then defaulting landlord) unless actually received by the Successor;
(d)    bound by any covenant to undertake or complete any construction of the Premises or any portion thereof demised by the Sublease (other than the repair, maintenance and replacement obligations occurring after the date of Successor’s succeeding as landlord under the Sublease, to the extent otherwise set forth in this Paragraph 3), provided that the foregoing shall not be construed to abridge the Subtenant’s remedies regarding occurrence of the Commencement Date under Section 2.04 of the Sublease;
(e)    bound by any obligation to make any payment to the Subtenant, except for services, repairs, maintenance and restoration provided for under the Sublease to be performed after the date of the termination of the Ground Lease and which landlords of like properties ordinarily perform at the landlord’s expense, and, with respect to tenants of retail space, merchants’ association contributions or the equivalent provided for under the Sublease and first becoming due after the date of such termination of the Ground Lease, it being expressly understood that Lessor shall not be bound by any obligation to make payment to a Subtenant with respect to construction performed by or on behalf of such Subtenant at the Subleased Premises, provided that the foregoing in no event shall be construed to impair Subtenant’s offset rights as expressly set forth in Paragraph 3(b) of this Agreement; or
(f)    bound by any modification of the Sublease which reduces the basic rent, additional rent, supplemental rent or other charges payable under the Sublease (except to the extent equitably reflecting any reduction in the space covered by the Sublease), or shortens the term thereof, or otherwise materially adversely affects the rights of the landlord thereunder, made without the written consent of Lessor except a renewal of the term, expansion or contraction of the Subleased Premises, as provided for under the Sublease.
Subtenant and Lessor shall promptly execute and deliver any reasonable instrument, in recordable form and in form satisfactory to both Subtenant and Lessor, that either may request to evidence such attornment and recognition; but the failure of the parties to do so shall not affect the validity or the enforceability of the foregoing provisions of this Agreement. In the event Lessor shall have terminated the Ground Lease as a result of an Event of Default thereunder, Subtenant shall continue to pay, in a manner provided in the Sublease, the Additional Charges, notwithstanding such termination of the Ground Lease.
4.    Subtenant agrees that, subject to the provisions of this Agreement, the Sublease and all rights of Subtenant thereunder are and shall be subject and subordinate to the Ground Lease.
5.    This Agreement may not be modified or terminated orally, and constitutes the entire agreement between the parties with respect to the subject matter hereof. In the event of a conflict between this Agreement and the Lease, this Agreement shall prevail.
6.    Lessee, on behalf of itself and its successors and assigns, hereby consents to the execution and delivery of this Agreement by Lessor and Subtenant and further, on behalf of itself

3

and its successors and assigns, joins in the execution and delivery hereof to evidence its agreement with Subtenant as follows:
(a)    Lessee expressly acknowledges that nothing contained herein shall be construed as, or shall have the effect of, diminishing, impairing or affecting in any respect the obligations of Lessee or any other person or entity (excluding Lessor and its successors and assigns other than Lessee and affiliates of Lessee) to Subtenant under the Sublease or any other instrument or the rights of Subtenant thereunder;
(b)    the exculpatory provisions set forth in clauses (a) through (e) of Paragraph 3 hereof which inure to the benefit of Lessor shall not inure to the benefit of Lessee or any affiliate of Lessee if it shall be the holder of Lessor’s right, title and interest.
7.    The covenants and agreements herein contained shall be deemed to be covenants running with the land, and shall inure to the benefit of and be binding upon the parties hereto and the successors in interest of the parties hereto.
8.    Lessee hereby represents and warrants to Subtenant that as of the date hereof the Ground Lease is in full force and effect, without modification, and that Lessor has not delivered to Lessee any written default notice thereunder that has not been cured as of the date hereof.
9.    Lessee shall not change or consent to a change in the terms, covenants, conditions and agreements of the Ground Lease in a manner which would have a monetary or material non-monetary adverse effect on the rights or obligations of Subtenant without the express written consent of Subtenant.
10.    This Agreement may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document.

4

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.
LESSOR:
BATTERY PARK CITY AUTHORITY,
a public benefit corporation under New York law
By:
Name:
Title:
SUBTENANT:
KCG HOLDINGS, INC., a Delaware corporation
By:    ___________________________
Name:
Title:
LESSEE:
BOP ONE NORTH END LLC, a Delaware limited liability company
By:
Name:
Title:

5

ACKNOWLEDGMENT
STATE OF NEW YORK    )
    ) ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 20___, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

ACKNOWLEDGMENT
STATE OF NEW YORK    )
    ) ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 20___, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

6

ACKNOWLEDGMENT
STATE OF NEW YORK    )
    ) ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 20___, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

7

EXHIBIT A
Description of Property
ALL that certain plot, piece or parcel of land situate, lying and being in the BOROUGH OF MANHATTAN, CITY OF NEW YORK and STATE OF NEW YORK, and being a part of BATTERY PARK CITY NORTH, and more particularly bounded and described as follows:
BEGINNING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE;
1.    THENCE,
South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 286.17 feet to a point designating the division line between Buildable Area on the north, and No Build Area on the south;
2.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 95.00 feet to the intersection of the easterly face of the Esplanade platform;
3.    THENCE,
North 21° 05’ 00” West along the easterly face of said platform, forming an interior angle of 112° 57’ 50” from the preceding course, a distance of 151.36 feet to a point of curvature;
4.    THENCE,
along the arc of a curve bearing to the right having a radius of 283.84 feet and arc length of 105.75 feet to a point of tangency of said curve;
5.    THENCE,
North 1° 52’ 50” East along the tangency of said curve, a distance of 43.87 feet to the intersection of the most southerly line of VESEY PLACE south of its traffic island;
6.    THENCE,
South 88° 07’ 10” East along said most southerly line of VESEY PLACE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 174.96 feet to the point of BEGINNING, containing 42,334 square feet or 0.972 acres more or less.
EXCEPTING THEREFROM part of an Easement for Sidewalk Purposes being limited in the vertical plane, the lower limit being at grade and the upper limit being at fourteen and one half (14.5) feet above grade, and more particularly bounded and described as follows:

8

1.
COMMENCING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE; THENCE, South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 196.00 feet to the point of BEGINNING;

2.    THENCE,
South 1° 52’ 50” West continuing along the westerly line of NORTH END AVENUE, a distance of 90.17 feet to a point designating the division line between Buildable Area on the north and No Build Area on the south;
3.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to a point;
4.    THENCE,
North 1° 52’ 50” East through Parcel 15 Buildable Area, fifteen (15) feet offset and parallel to NORTH END AVENUE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 90.17 feet to a point;
5.    THENCE,
South 88° 07’ 10” East continuing through Parcel 15 Buildable Area, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to the point of BEGINNING, containing 1,353 square feet or 0.031 acres more or less.

9

EXHIBIT L
RENTABLE SQUARE FEET OF THE PREMISES

Premises:
Ninth Floor Premises:        50,395 RSF
Tenth Floor Premises:        39,372 RSF
Eleventh Floor Premises:    45,923 RSF
Twelfth Floor Premises:    33,183 RSF
Total:                168,873 RSF

1

EXHIBIT M
TERRACE
ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

1

EXHIBIT N
SECOND FLOOR OFFER SPACE

ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

N-1

EXHIBIT O
LOCKBOX ACCOUNT INSTRUCTIONS

A.    Payment of Rent by Wire Transfer:

Wire/ACH Instructions:

Bank: Manufacturers & Traders Trust Co.
Location: Buffalo, New York
Routing Number:
Beneficiary Account Number:
Beneficiary Account Name: BOP One North End LLC

B.    Payment of Rent by Check (both "Name” and "Lockbox # 8000328" must be referenced or else check processing may be delayed):

Lockbox address (US Mail):

BOP One North End LLC
PO Box 8000
Department 328
Buffalo, NY 14267

Lockbox address if sent via Overnight Delivery:

BOP One North End LLC
C/O M&T Bank
Lockbox 8000328
626 Commerce Drive
Amherst, NY 14228

O-1

EXHIBIT P
LIST OF APPROVED LOCAL UNIONS

	LOCAL #		District Council (If Applicable)	NAME
1	LOCAL	1		BRICKLAYERS & STONESETTERS (not affiliated with BCTC)
2	LOCAL	1		PLUMBERS
3	LOCAL	1		ELEVATOR CONSTRUCTORS
4	LOCAL	3		ELECTRICIANS
5	LOCAL	5		BOILERMAKERS
6	LOCAL	6A	DC #16	CEMENT & CONCRETE WORKERS
7	LOCAL	7		TILESETTER, MARBLESETTERS, & TERRAZZO FIN
8	LOCAL	8		ROOFERS
9	LOCAL	8A/28A	DC #9	METAL POLISHERS & SIGN DISPLAYS
10	LOCAL	12		HEAT & FROST INSULATORS
11	LOCAL	18	DC #9	PAINTERS & DECORATORS
12	LOCAL	18A	DC #16	CEMENT & CONCRETE WORKERS
13	LOCAL	20A	DC #16	CEMENT & CONCRETE WORKERS
14	LOCAL	28		SHEETMETAL WORKERS
15	LOCAL	29		BLASTERS
16	LOCAL	40		IRONWORKERS
17	LOCAL	46		LATHERS
18	LOCAL	78	NYCMTDC	MASON TENDERS - DEMOLITION & ABATEMENT
19	LOCAL	79	NYCMTDC	MASON TENDERS - BUILDING LABORERS
20	LOCAL	137		SIGN HANGERS
21	LOCAL	157	NYCDCC	CARPENTERS
22	LOCAL	197		DERRICKMAN
23	LOCAL	262		PLASTERS
24	LOCAL	282		TEAMSTERS
25	LOCAL	490	DC #9	PAPER HANGERS
26	LOCAL	580		ORNAMENTAL IRONWORKERS
27	LOCAL	638		STEAMFITTERS
28	LOCAL	731		LABORERS
29	LOCAL	740	NYCDCC	MILLWRIGHTS
30	LOCAL	780		CEMENT MASONS
31	LOCAL	806	DC #9	STEEL & BRIDGE PAINTERS
32	LOCAL	813		TEAMSTERS
33	LOCAL	814		TEAMSTERS
34	LOCAL	1010		ROAD LABORERS
35	LOCAL	1087	DC #9	GLAZIERS
36	LOCAL	1456	DC #9	MAINTENANCE WORKERS
37	LOCAL	1556	NYCDCC	DOCKBUILDERS & TIM BERMAN
38	LOCAL	1974	DC #9	DRYWALL TAPERS
39	LOCAL	2287	NYCDCC	FLOOR COVERS
40	LOCAL	2790	NYCDCC	CABINET MAKERS & MILLWORKERS

P-1

EXHIBIT Q
FORM OF SUBTENANT RECOGNITION AGREEMENT
AGREEMENT dated as of the ___ day of _______ 20__ (this “Agreement”), by and among BOP ONE NORTH END LLC, a Delaware limited liability company, having an office c/o Brookfield Financial Properties, L.P., 250 Vesey Street, 15th Floor, New York, New York 10281-1023 (“Landlord”), KCG HOLDINGS, INC., a Delaware corporation, having an office at 545 Washington Boulevard, Jersey City, New Jersey 07310 (“Tenant”), and _________________, a _____________ _____________, having an office at ________________________________ ________________________________________________________ (“Subtenant”).
W I T N E S S E T H:
WHEREAS, Landlord is the landlord under a certain Lease dated as of ________ __, 2015 (the “Lease”) between Landlord and Tenant, pursuant to which Landlord leased to Tenant certain space (the “Premises”) in the office building (the “Building”) located on the property having an address at 300 Vesey Street (a/k/a One North End Avenue), New York, New York, and more particularly described on Exhibit A annexed hereto.
WHEREAS, Tenant entered into a sublease (the “Sublease”) dated as of the __ day of _______ __, 20__ with Subtenant, whereby Tenant subleased to Subtenant [a certain portion of the] [the entire] Premises (the “Subleased Premises”).
NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties hereto agree as follows:
1.    All terms used in this Agreement that are defined in the Lease shall have the respective meanings set forth in the Lease, unless any such term or terms are defined otherwise in this Agreement.
2.    The Sublease and Subtenant’s interest thereunder is now and at all times shall continue to be unconditionally subject and subordinate in each and every respect to the Lease.
3.    Landlord agrees that so long as no default exists under the Sublease which would permit Tenant to terminate the Sublease or to exercise any dispossess remedy provided for in the Sublease (which default may be waived by Landlord in its sole discretion):
(a)    Subtenant shall not be named or joined as a party defendant in any action, suit or proceeding which may be instituted or taken by Landlord to enforce the performance or observance by Tenant of the provisions of the Lease and/or to recover damages for breach thereof by reason of the occurrence of any default beyond any notice and grace period (an “Event of Default”) under the Lease;
(b)    Subtenant shall not be evicted from the Subleased Premises, nor shall the Sublease be cut off or terminated, nor shall Subtenant’s possession under the Sublease be disturbed in or as a result of any such action, suit or proceeding; and
(c)    If the Lease shall terminate as a result of any default beyond any applicable notice and grace period thereunder or due to a mutual termination of the Lease by Landlord and Tenant, Landlord shall recognize the rights of Subtenant under the Sublease (except as provided to the contrary in Section 4 below).

Q-1

4.    If (a) the term of the Lease ends for any reason (other than by reason of casualty or condemnation); (b) the cause for such termination was not occasioned by a violation of the Sublease by Subtenant or of any person or entity claiming by, through or under Subtenant; (c) on the date (hereinafter referred to as the “Termination Date”) that the term of the Lease so ends, the Sublease is in full force and effect, and there are no defaults under any of the terms, covenants or conditions in the Sublease or in this Agreement on the part of Subtenant to observe, perform or comply with, which remain uncured after the giving of any notice expressly required under the Sublease or this Agreement and after the expiration of any cure period expressly permitted under the Sublease or this Agreement (any of which defaults Landlord may waive in its sole discretion); and (d) on the Termination Date, Subtenant is not a debtor or debtor-in-possession in any voluntary action or proceeding under the present or any future Federal bankruptcy code or any other present or future applicable Federal, State or other bankruptcy or insolvency statute or law, seeking or consenting to, or acquiescing in, any reorganization, arrangement, composition, readjustment, liquidation dissolution or similar relief or any such involuntary action that has not been dismissed in sixty (60) days, and no trustee, receiver, custodian, assignee, sequestrator, liquidator or other similar official of Subtenant, or of any interest in Subtenant, or of all or substantially all of its properties, or of its interest in the Subleased Premises, exists (the conditions described in the preceding clauses (a) through (d) being herein referred to as a “Nondisturbance Event”), then:
(i)    Subtenant shall attorn to and recognize Landlord as its landlord under the Sublease.
(ii)    Landlord shall accept such attornment and recognize Subtenant as the Tenant under the Sublease and Landlord shall thereafter be deemed to be the sublandlord under the Sublease.
(iii)    Subtenant shall, within 5 Business Days after a Nondisturbance Event, re-execute any guaranties given to Tenant, as landlord under the Sublease, in favor of Landlord with respect to the Sublease.
(iv)    Effective as of, and from and after, the date of the occurrence of the Non-Disturbance Event (the “Recognition Date”), in lieu of any additional rent on account of Operating Expenses or Taxes (or the equivalent of such items under the Sublease), Subtenant shall pay to Landlord a pro-rata share of all Additional Rent payable by Tenant under Article 3 of the Lease with Tenant’s relevant base years.
(v)    If any provision of the Sublease (A) increases Landlord’s obligations or liabilities beyond those which are set forth in the Lease as same relate to the Subleased Premises, (B) decreases Landlord’s rights or remedies below those which are set forth in the Lease as same relate to the Subleased Premises, (C) increases Subtenant’s rights or remedies beyond those which are set forth in the Lease for the benefit of Tenant, or (D) decreases Subtenant’s obligations or liabilities below those which are set forth in the Lease for Tenant, then the provision of the Lease shall supersede any corresponding or inconsistent provision of the Sublease, except that the length of the term (including renewals, other than renewals which would extend beyond the then Expiration Date (as defined in the Lease)) shall remain as set forth in the Sublease.
(vi)    From and after the Recognition Date, the base or fixed annual rent payable under the Sublease shall be the greater of: (A) the Base Rent payable under the Lease as of the Termination Date (as the same may be adjusted from time to time under the Lease) for such portion of the Premises covered by the Sublease (pro-rated on a rentable square foot basis) and (B) the base or fixed annual rent payable under the Sublease.

Q-11

(vii)    Upon such attornment and recognition, each of which shall be self-operative except as hereinafter specifically provided in this Section 4, the Sublease shall not terminate and shall be deemed to be automatically amended effective as of the Recognition Date to include the terms set forth in this Agreement, and Subtenant shall be bound to Landlord and the Sublease shall continue in full force and effect as, or as if it were, a direct lease between Landlord and Subtenant upon all of the then executory terms, conditions and covenants as are set forth in the Sublease (except as modified hereby) and which shall be applicable after such attornment as if Landlord and Subtenant were the parties under the Sublease, except that neither Landlord, nor anyone claiming by, through or under Landlord, shall be:
(1)    liable for any act, omission or default of any prior sublandlord (including, without limitation, the then defaulting sublandlord); provided, however, (x) the foregoing shall not relieve Landlord from and after the date of its succeeding as the sublandlord under the Sublease of liability for any of its own acts or omissions which may have constituted acts or omissions of the prior defaulting sublandlord, provided that Landlord shall have a reasonable period of time to remedy the same and (y) if any act or omission is of a continuing nature, Landlord, as the successor to such sublandlord, shall be bound to Subtenant in accordance with the Sublease for the period of time from and after the date of such succession provided that Landlord shall have a reasonable period of time to remedy the same;
(2)    subject to any offsets, claims or defenses which the Subtenant may have against any prior sublandlord (including, without limitation, the then defaulting sublandlord) under the Sublease; provided that nothing contained in this clause (2) shall relieve Landlord of any of its obligations under the then executory terms, conditions and covenants as are set forth in the Sublease (except as modified hereby) and which shall be applicable after such attornment or this Agreement;
(3)    bound by any payment of any base or fixed annual rent or additional rent which the Subtenant might have paid to any prior sublandlord for more than one month in advance except to the extent received by Landlord (provided that the payment when due under the Sublease of any estimates on account of operating expenses, real estate taxes or similar escalations shall not be deemed to be a prepayment for more than one month for the purposes hereof) and all such prepaid rent and additional rent shall remain due and owing without regard to such prepayment;
(4)    liable for or required to account for any security deposit other than any security deposit actually delivered to the Landlord;
(5)    bound by any waiver or forbearance under, or any amendment, modification or cancellation of, the Sublease which is made without the written consent of Landlord (provided that Landlord’s consent shall not be required for any modification whose sole purpose is to memorialize (i) the exercise by Subtenant of any option set forth in the Sublease (such as, for example an option set forth in the Sublease to renew the Sublease, or to expand or contract the Subleased Premises) or (ii) the rent commencement date or any other matter which pursuant to the terms of the Sublease was to first be determined after the date of the Sublease), but the foregoing shall not prevent or prohibit the sublandlord under the Sublease from canceling the Sublease or agreeing to accept a surrender of the Subleased Premises if such cancellation is for a good business purpose and provided that Tenant shall not then be in default under the Lease, and provided further that the foregoing shall not be deemed to prohibit any amendment, modification, cancellation or termination provided for in the Sublease;
(6)    bound by any covenant to undertake or complete any construction of the Premises or any portion thereof demised by the Sublease or to pay any sums to Subtenant or to provide any work allowance or contribution in connection therewith;

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(7)    bound by any obligation to make any payment to the Subtenant;
(8)    bound by or required to recognize any free rent period under the Sublease or subject to any credits, offsets, setoffs, abatements or other deductions which may have accrued against Tenant under the Sublease;
(9)    in the event of a casualty or condemnation, obligated to repair or restore the Building or any portion thereof, except to the extent, if any, otherwise provided in the Lease which alone shall govern the obligations of the parties in the event of a casualty or condemnation;
(10)    subject to any right of cancellation or surrender or termination which requires the payment by Tenant, as sublandlord, under the Sublease of a charge, fee or penalty for such cancellation or surrender or termination, unless Subtenant waives the right to receive any such charge, fee or penalty; or
(11)    liable for any representation, warranty, or indemnity made or given by Tenant.
(viii)    Upon such attornment and recognition, Subtenant shall look only to “Landlord’s estate and property in the Real Property” (as such phrase is defined in Section 25.02(b)) to enforce Landlord’s obligations under or with respect to the Sublease and shall not otherwise seek any damages against Landlord personally or against any of Landlord’s members, partners, officers, directors, shareholders or principals, direct or indirect, disclosed or undisclosed (collectively, the “Landlord Parties”). Subtenant shall not look to any other property or assets of Landlord or any property or assets of any of the Landlord Parties in seeking either to enforce Landlord’s obligations under or with respect to the Sublease (as modified by this Section 4), the relationship of landlord and tenant thereunder or Subtenant’s use or occupancy of the Subleased Premises or to satisfy a judgment for Landlord’s failure to perform such obligations.
(ix)    The parties hereto shall promptly execute and deliver any reasonable instrument, in form reasonably satisfactory to such parties, that Landlord may request to evidence such attornment and recognition; but the failure of the parties to do so shall not affect the validity or the enforceability of the provisions of this Agreement.
5.    Notwithstanding anything to the contrary herein contained, if a Nondisturbance Event shall occur (other than by reason of a mutual termination of the Lease by Landlord and Tenant), Tenant shall not be released from any of its obligations or liabilities under (a) the Lease and Tenant shall remain fully liable to Landlord for all such obligations and liabilities, or (b) the Sublease, and Tenant shall, subject to any limitations contained in the Sublease, remain fully liable to Subtenant for all such obligations and liabilities.
6.    Subtenant agrees that the Sublease and all rights of Subtenant thereunder are and shall be subject and subordinate to the Lease as the same hereafter may be modified, amended, extended or renewed from time to time.
7.    Subtenant agrees for the benefit of Landlord that Subtenant will not:
(a)    pay any base or fixed annual rent, basic rent, additional rent or other amounts due under the Sublease more than one month in advance (provided that the payment when due under the Sublease of any estimates on account of operating expenses, real estate taxes or similar escalations shall not be deemed to be a prepayment for more than one month for the purposes hereof); or

Q-11

(b)    make or consent to any extension of the term of the Sublease (not provided for in the Sublease) or any increase in the Subleased Premises without Landlord’s prior written consent, which consent shall be granted or withheld in accordance with the terms of the Lease.
8.    Subtenant acknowledges and agrees that until the occurrence of the Recognition Date, Landlord shall have no obligations whatsoever under the Sublease and, from and after the Recognition Date, Landlord’s obligations under the Sublease shall be subject to the limitations set forth in this Agreement.
9.    After notice is given to Subtenant by Landlord that (a) Landlord has the then present right to terminate the Lease and (b) the rentals under the Sublease should be paid to Landlord, Subtenant shall thereafter pay to Landlord or as directed by Landlord, all rentals and all other monies due or to become due to Tenant under the Sublease and Tenant hereby expressly authorizes Subtenant to make such payments to Landlord and hereby releases and discharges Subtenant from any liability to Tenant on account of any such payments. In such event, Landlord shall apply the net amount collected, if any, against Rent due under the Lease.
10.    Tenant, on behalf of itself and its successors and assigns, hereby consents to the execution and delivery of this Agreement by Landlord and Subtenant and further, on behalf of itself and its successors and assigns, joins in the execution and delivery hereof to expressly acknowledge that nothing contained in this Agreement shall be construed as, or shall have the effect of, diminishing, impairing or affecting in any respect the obligations of Tenant or any other person or entity to Subtenant under the Sublease or any other instrument or the rights of Subtenant thereunder and agrees that Tenant will not (i) make or consent to any extension of the term of the Sublease (except to the extent any right to extend is contained in the Sublease), (ii) increase the size of the Subleased Premises or decrease the size of the Subleased Premises below one (1) full floors (except as expressly provided in the Sublease) without, in any such case, the prior written consent of Landlord, or (iii) cancel the Sublease or agree to accept a surrender of the Subleased Premises (except as expressly provided in the Sublease), unless subtenant under such Sublease executes and delivers to Landlord an acknowledgment (reasonably acceptable to Landlord) that this Agreement is terminated and of no further force or effect.
11.    (a)    Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by any party to another, pursuant to this Agreement or pursuant to any applicable Legal Requirements (collectively, “Communications”), shall be in writing (whether or not so stated elsewhere in this Agreement) and shall be deemed to have been properly given, rendered or made only if sent by (I) registered or certified mail, postage prepaid and return receipt requested, posted in a United States post office station or letter box in the continental United States, (II) nationally recognized overnight courier (e.g. Federal Express) with verification of delivery requested or (III) personal delivery with verification of delivery or refusal requested, in any of such cases addressed as follows:

(i)	If to Landlord:
BOP One North End LLC
c/o Brookfield Properties Management LLC
250 Vesey Street, 15th Floor
New York, New York 10281-1023
Attn: Senior Vice President – Director of Leasing

Q-11

with a copy to:
BOP One North End LLC
c/o Brookfield Properties Management LLC
250 Vesey Street, 15th Floor
New York, New York 10281-1023
Attn: General Counsel

(ii)	If to Tenant:
[_____________________]
[_____________________]
[_____________________]
[_____________________]
with a copy to:

[_____________________]
[_____________________]
[_____________________]
[_____________________]

(iii)	If to Subtenant: [_____________________] [_____________________] [_____________________] [_____________________]
with a copy to:

[_____________________]
[_____________________]
[_____________________]
[_____________________]
(b)    All Communications shall be deemed to have been duly given, rendered or made (x) if mailed, on the second Business Day following the day so mailed, unless mailed to a location outside the State of New York, in which case it shall be deemed to have been given, rendered or made on the third Business Day after the day so mailed, (y) if sent by nationally recognized overnight courier, on the first Business Day following the day sent or (z) if sent by personal delivery, when delivered and receipted by the party to whom addressed (or on the date that such receipt is refused, if applicable). Any party may, by written notice given as aforesaid, designate a different address or addresses for Communications intended for it. Notwithstanding the foregoing, (I) with respect to an occurrence presenting imminent danger to the health or safety of persons or damage to property in, on or about the Building, notices to Subtenant may be given orally or as may otherwise may be practicable under the circumstances, and (II) if any of the foregoing addresses for notices to Tenant contain the address of the Building and, due to Force Majeure, notices cannot be delivered to the Building, then, in lieu of giving Tenant notices at the Building, Landlord may give Tenant notice at the addresses set forth above for delivery of copies of such notices.

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(c)    Notices hereunder from Landlord may be given by Landlord’s managing agent, if one exists, or by Landlord’s attorney. Notices hereunder from Tenant may be given by Tenant’s attorney, and notices hereunder from Subtenant may be given by Subtenant’s attorney.
(d)    Notwithstanding the provisions of this Section 11, bills and statements may be rendered by mailing them to Subtenant by first class mail at the Subleased Premises or by delivering them to Subtenant at the Subleased Premises, in either case without the necessity of a receipt and without providing a copy to any other Person or address.
12.    (a)    This Lease shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions.
(b)    This Agreement shall be binding upon and inure to the benefit of the Landlord, its successors and assigns, and shall be binding, upon and inure to the benefit of Subtenant, its successors and to the extent that an assignment may be approved by Landlord, Subtenant’s assigns.
13.    Each party represents to the other that it has had no dealings with any broker or agent in connection with this Agreement. Landlord and Subtenant shall hold harmless and indemnify the other party for, from and against any and all costs, expenses (including reasonable attorneys’ fees and disbursements incurred in establishing liability and in collecting amounts payable hereunder), and liability for, or arising in connection with, any compensation, commissions or charges of any broker who claims to have dealt with the indemnitor with respect to this Agreement.
14.    This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
15.    This Agreement may not be modified or terminated orally, and constitutes the entire agreement between the parties with respect to the subject matter hereof.

*    *    *
[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

LANDLORD: BOP ONE NORTH END LLC By:___________________________________ Name: Title:
TENANT: KCG HOLDINGS, INC. By:____________________________________ Name: Title:
SUBTENANT [______________________] By:____________________________________ Name: Title:

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ACKNOWLEDGMENTS
STATE OF NEW YORK    )
    ) ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 20___, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement
STATE OF NEW YORK    )
    ) ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 20___, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement
STATE OF NEW YORK    )
    ) ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 20___, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

Q-11

EXHIBIT A
Description of Property
ALL that certain plot, piece or parcel of land situate, lying and being in the BOROUGH OF MANHATTAN, CITY OF NEW YORK and STATE OF NEW YORK, and being a part of BATTERY PARK CITY NORTH, and more particularly bounded and described as follows:
BEGINNING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE;
1.    THENCE,
South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 286.17 feet to a point designating the division line between Buildable Area on the north, and No Build Area on the south;
2.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 95.00 feet to the intersection of the easterly face of the Esplanade platform;
3.    THENCE,
North 21° 05’ 00” West along the easterly face of said platform, forming an interior angle of 112° 57’ 50” from the preceding course, a distance of 151.36 feet to a point of curvature;
4.    THENCE,
along the arc of a curve bearing to the right having a radius of 283.84 feet and arc length of 105.75 feet to a point of tangency of said curve;
5.    THENCE,
North 1° 52’ 50” East along the tangency of said curve, a distance of 43.87 feet to the intersection of the most southerly line of VESEY PLACE south of its traffic island;
6.    THENCE,
South 88° 07’ 10” East along said most southerly line of VESEY PLACE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 174.96 feet to the point of BEGINNING, containing 42,334 square feet or 0.972 acres more or less.

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EXCEPTING THEREFROM part of an Easement for Sidewalk Purposes being limited in the vertical plane, the lower limit being at grade and the upper limit being at fourteen and one half (14.5) feet above grade, and more particularly bounded and described as follows:

1.
COMMENCING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE; THENCE, South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 196.00 feet to the point of BEGINNING;

2.    THENCE,
South 1° 52’ 50” West continuing along the westerly line of NORTH END AVENUE, a distance of 90.17 feet to a point designating the division line between Buildable Area on the north and No Build Area on the south;
3.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to a point;
4.    THENCE,
North 1° 52’ 50” East through Parcel 15 Buildable Area, fifteen (15) feet offset and parallel to NORTH END AVENUE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 90.17 feet to a point;
5.    THENCE,
South 88° 07’ 10” East continuing through Parcel 15 Buildable Area, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to the point of BEGINNING, containing 1,353 square feet or 0.031 acres more or less.

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EXHIBIT R
LOBBY WORK RENDERINGS

R-1

R-3

R-3

EXHIBIT S
TENANT’S LOBBY SIGNAGE

Tenant shall select one of the following:

S-1

MATERIALS:
1/2" TH. STAINLESS STEEL LETTERS; HORIZONTAL GRAIN
FINISH FASCIA W/ SANDBLASTED/TINTED RETURNS

EXACT FINAL HEIGHT ABOVE
FLOOR TO BE DETERMINED

3'
7'
9-15
KCG

1 LOCATION DETAIL - ELEVATOR BANK ENTRANCE TENANT D
3/8" = 1'-0"

2-8
9-15

2 LOCATION ELEVATION - ELEVATOR BANK ENTRANCE TENANT D
3/16" = 1'-0"

S-2

EXHIBIT T
PRE-EXISTING RIGHTS

Floor	Current Tenant	Right of First Offer	Expansion Option
All or a portion of the 2nd floor	NYMEX	A right of first offer with respect to all or a portion of the 2nd floor.	None

T-1

EXHIBIT U
PASSENGER ELEVATOR SPECIFICATIONS

The Premises shall be served by four (4) passenger elevators meeting the following specifications:

•	3500 lbs of capacity

•	700 FPM (feet per minute)

U-1

EXHIBIT V

FORM OF MEMORANDUM OF LEASE

MEMORANDUM OF LEASE
between
BOP ONE NORTH END LLC
and
KCG HOLDINGS, INC.
County: New York
Block: 16
Lot: 225

RECORD AND RETURN TO:
KASOWITZ, BENSON, TORRES & FRIEDMAN LLP
1633 Broadway
New York, New York 10019
Attention: Adam M. Endick, Esq.

MEMORANDUM OF LEASE

LEASE	Lease, dated as of _______ ___, 2015, between BOP ONE NORTH END LLC, as landlord, and KCG HOLDINGS, INC., as tenant (the “Lease”)
NAME AND ADDRESS OF LANDLORD:

BOP ONE NORTH END LLC
c/o Brookfield Financial Properties, L.P., 250 Vesey Street, 15th Floor,
New York, New York 10281-1023
with a copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attn: Raymond A. Sanseverino, Esq.

NAME AND ADDRESS OF TENANT:	KCG HOLDINGS, INC. 545 Washington Boulevard, Jersey City, New Jersey 07310
DATE OF EXECUTION OF LEASE:	As of __________ ___, 2015
DESCRIPTION OF LEASED PREMISES:
The premises initially demised under the Lease (the “Premises”) consists of (x) the entire rentable area of each of the (i) ninth (9th) floor, (ii) tenth (10th) floor, and (iii) eleventh (11th) floor of the building located at 300 Vesey Street (a/k/a One North End Avenue), New York, New York (the “Building”), and (y) a portion of the rentable area of the twelfth (12th) floor of the Building, in each case, substantially as shown in the Lease. A legal description of the land upon which the Building is located is annexed hereto as Exhibit A.
TERM OF LEASE:
The initial term of the Lease is approximately sixteen (16) years, as more particularly set forth therein.
OPTIONS TO EXTEND: Tenant has (i) two (2) options to renew the term of the Lease for periods of five (5) years each with respect to either the entire Premises or a portion thereof, or alternatively, (ii) one (1) option to renew the term of the Lease for a period of ten (10) years with respect to either the entire Premises or a portion thereof, in each case subject to terms and conditions set forth in the Lease.

EXPANSION OPTIONS: Tenant has a right of first offer with respect to (i) a portion of the rentable area of the second (2nd) floor of the Building and (ii) the balance of the rentable area of the twelfth (12th) floor of the Building, subject to terms and conditions set forth in the Lease.
TERMS OF LEASE GOVERN:
The rights, obligations and remedies of Landlord and Tenant, respectively, with reference to each other and the leased Premises shall be fixed, determined and governed solely by the terms of the Lease, this being a Memorandum of Lease executed by the parties hereto solely for the purpose of providing an instrument for recording, in lieu of recording the Lease.
The parties hereto have executed and delivered this Memorandum of Lease for the purpose of giving notice of the Lease to whomsoever it may concern. For a statement of the rights, privileges and obligations created under and by the Lease and of the options, terms, covenants and conditions contained therein, reference should be made to the Lease.
[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Memorandum of Lease as of the ___ day of ________ 2015.
LANDLORD:
BOP ONE NORTH END LLC
By:
    Name:
    Title:
TENANT:
KCG HOLDINGS, INC.
By
    Name:
    Title:

V-4

STATE OF NEW YORK    )
    )    ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 2015, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

STATE OF NEW YORK    )

    )    ss.:

COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 2015, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

V-7

Exhibit A
Description of Property
ALL that certain plot, piece or parcel of land situate, lying and being in the BOROUGH OF MANHATTAN, CITY OF NEW YORK and STATE OF NEW YORK, and being a part of BATTERY PARK CITY NORTH, and more particularly bounded and described as follows:
BEGINNING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE;
1.    THENCE,
South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 286.17 feet to a point designating the division line between Buildable Area on the north, and No Build Area on the south;
2.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 95.00 feet to the intersection of the easterly face of the Esplanade platform;
3.    THENCE,
North 21° 05’ 00” West along the easterly face of said platform, forming an interior angle of 112° 57’ 50” from the preceding course, a distance of 151.36 feet to a point of curvature;
4.    THENCE,
along the arc of a curve bearing to the right having a radius of 283.84 feet and arc length of 105.75 feet to a point of tangency of said curve;
5.    THENCE,
North 1° 52’ 50” East along the tangency of said curve, a distance of 43.87 feet to the intersection of the most southerly line of VESEY PLACE south of its traffic island;
6.    THENCE,
South 88° 07’ 10” East along said most southerly line of VESEY PLACE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 174.96 feet to the point of BEGINNING, containing 42,334 square feet or 0.972 acres more or less.

V-7

EXCEPTING THEREFROM part of an Easement for Sidewalk Purposes being limited in the vertical plane, the lower limit being at grade and the upper limit being at fourteen and one half (14.5) feet above grade, and more particularly bounded and described as follows:

1.
COMMENCING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE; THENCE, South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 196.00 feet to the point of BEGINNING;

2.    THENCE,
South 1° 52’ 50” West continuing along the westerly line of NORTH END AVENUE, a distance of 90.17 feet to a point designating the division line between Buildable Area on the north and No Build Area on the south;
3.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to a point;
4.    THENCE,
North 1° 52’ 50” East through Parcel 15 Buildable Area, fifteen (15) feet offset and parallel to NORTH END AVENUE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 90.17 feet to a point;
5.    THENCE,
South 88° 07’ 10” East continuing through Parcel 15 Buildable Area, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to the point of BEGINNING, containing 1,353 square feet or 0.031 acres more or less.

V-7

EXHIBIT W

FORM OF TERMINATION MEMORANDUM

TERMINATION OF
MEMORANDUM OF LEASE
between
BOP ONE NORTH END LLC, Landlord,
and
KCG HOLDINGS, INC., Tenant
County:    New York
Block: 16    Lot: 225

RECORD AND RETURN TO:
LOEB & LOEB LLP
345 Park Avenue
New York, New York 10154
Attention: Raymond A. Sanseverino, Esq.

W-1

TERMINATION OF MEMORANDUM OF LEASE

NAME AND ADDRESS OF LANDLORD:
BOP ONE NORTH END LLC
c/o Brookfield Financial Properties, L.P.,
250 Vesey Street, 15th Floor,
New York, New York 10281-1023
with a copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attn: Raymond A. Sanseverino, Esq.

NAME AND ADDRESS OF TENANT:	KCG HOLDINGS, INC. 545 Washington Boulevard, Jersey City, New Jersey 07310
LEASE:	Lease, dated as of _______ ___, 2015, made by and between Landlord and Tenant (the “Lease”).
DATE OF LEASE EXPIRATION /TERMINATION	,
MEMORANDUM:
This Termination of Memorandum of Lease (this “Termination”) relates to that certain Memorandum of Lease dated as of _______ ___, 2015 (the “Original MOL”) made by and between Landlord and Tenant, which Original MOL was recorded in the Office of the City Register of the City of New York in the State of New York at CRFN _________ on ______ ___, 20___ (the “Memorandum”).
DESCRIPTION OF LEASED PREMISES:
The premises initially demised under the Lease (the “Premises”) consists of (x) the entire rentable area of each of the (i) ninth (9th) floor, (ii) tenth (10th) floor, and (iii) eleventh (11th) floor of the building located at 300 Vesey Street (a/k/a One North End Avenue), New York, New York (the “Building”), and (y) a portion of the rentable area of the twelfth (12th) floor of the Building, in each case, substantially as shown in the Lease. A legal description of the land upon which the Building is located is annexed hereto as Exhibit A.
TERMINATION:
This Termination shall constitute affirmative notice to whosoever it may concern that the term of the Lease has expired or the Lease has been terminated in accordance with its terms. Without limiting the generality of the foregoing, Landlord and Tenant hereby agree that the

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Memorandum is hereby terminated and nullified and shall hereafter be of no further force or effect, and shall be deemed stricken and removed and shall be discharged from the real property records affecting the Building.
This Termination shall be binding on, and inure to the benefit of Landlord, Tenant and their respective successors and assigns.
This Termination may be executed and acknowledged in any number of counterparts and each shall be deemed to be an original and to constitute part of the same document.
[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Termination of Memorandum of Lease as of the day and year set forth above as the date of Lease Expiration / Termination.
LANDLORD:
BOP ONE NORTH END LLC
By:
    Name:
    Title:
TENANT:
KCG HOLDINGS, INC.
By
    Name:
    Title:

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STATE OF NEW YORK    )
                )    ss.:
COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 2015, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

STATE OF NEW YORK    )

    )    ss.:

COUNTY OF NEW YORK    )
On the ____ day of ____, in the year 2015, before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they/ executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
___________________________________
Signature and Office of Individual
taking acknowledgement

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Exhibit A
Description of Property
ALL that certain plot, piece or parcel of land situate, lying and being in the BOROUGH OF MANHATTAN, CITY OF NEW YORK and STATE OF NEW YORK, and being a part of BATTERY PARK CITY NORTH, and more particularly bounded and described as follows:
BEGINNING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE;
1.    THENCE,
South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 286.17 feet to a point designating the division line between Buildable Area on the north, and No Build Area on the south;
2.    THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 95.00 feet to the intersection of the easterly face of the Esplanade platform;
3.    THENCE,
North 21° 05’ 00” West along the easterly face of said platform, forming an interior angle of 112° 57’ 50” from the preceding course, a distance of 151.36 feet to a point of curvature;
4.    THENCE,
along the arc of a curve bearing to the right having a radius of 283.84 feet and arc length of 105.75 feet to a point of tangency of said curve;
5.    THENCE,
North 1° 52’ 50” East along the tangency of said curve, a distance of 43.87 feet to the intersection of the most southerly line of VESEY PLACE south of its traffic island;
6.    THENCE,
South 88° 07’ 10” East along said most southerly line of VESEY PLACE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 174.96 feet to the point of BEGINNING, containing 42,334 square feet or 0.972 acres more or less.
EXCEPTING THEREFROM part of an Easement for Sidewalk Purposes being limited in the vertical plane, the lower limit being at grade and the upper limit being at fourteen and one half (14.5) feet above grade, and more particularly bounded and described as follows:

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1.
COMMENCING at the intersection of the most southerly line of VESEY PLACE south of its traffic island and the westerly line of NORTH END AVENUE; THENCE, South 1° 52’ 50” West along the westerly line of NORTH END AVENUE, a distance of 196.00 feet to the point of BEGINNING;

2.	THENCE,
South 1° 52’ 50” West continuing along the westerly line of NORTH END AVENUE, a distance of 90.17 feet to a point designating the division line between Buildable Area on the north and No Build Area on the south;

3.	THENCE,
North 88° 07’ 10” West through Parcel 15 along said division line, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to a point;

4.	THENCE,
North 1° 52’ 50” East through Parcel 15 Buildable Area, fifteen (15) feet offset and parallel to NORTH END AVENUE, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 90.17 feet to a point;

5.	THENCE,
South 88° 07’ 10” East continuing through Parcel 15 Buildable Area, forming an interior angle of 90° 00’ 00” from the preceding course, a distance of 15.00 feet to the point of BEGINNING, containing 1,353 square feet or 0.031 acres more or less.

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